                                                                   EXHIBIT 10.4


                           EINSTEIN/NOAH BAGEL CORP.
                              AMENDED AND RESTATED
                             DEVELOPMENT AGREEMENT















                                             EINSTEIN/NOAH BAGEL PARTNERS, L.P.
                                             DEVELOPER

                               TABLE OF CONTENTS


SECTION                                                                                                         PAGE
-------                                                                                                         ----

1.       PREAMBLES..............................................................................................  1

2.       CERTAIN DEFINITIONS....................................................................................  2

3.       DEVELOPMENT RIGHTS AND OBLIGATIONS..................................................................... 10
         A.       GRANT OF DEVELOPMENT RIGHTS;
                  PRINCIPAL OWNERS' GUARANTY.................................................................... 10
         B.       TERRITORIAL RIGHTS............................................................................ 11
         C.       DEVELOPMENT OBLIGATIONS....................................................................... 11
         D.       RIGHTS RETAINED BY COMPANY.................................................................... 12
         E.       DEVELOPER'S OPTION TO DEVELOP TARGET SITES.................................................... 12
         F.       DEVELOPER'S OPTION TO PURCHASE CONVERSION SITES............................................... 14
         G.       POST-TERM DEVELOPMENT......................................................................... 15

4.       OTHER DISTRIBUTION METHODS............................................................................. 17
         A.       SPECIAL DISTRIBUTION ARRANGEMENTS............................................................. 17
         B.       DELIVERY SERVICE.............................................................................. 17
         C.       CATERING SERVICE.............................................................................. 18

5.       DEVELOPMENT AND OPERATION OF COMMISSARIES.............................................................. 19
         A.       OBLIGATION TO OPERATE COMMISSARIES............................................................ 19
         B.       DEVELOPMENT AND OPENING OF COMMISSARIES....................................................... 20
         C.       TRAINING AND GUIDANCE......................................................................... 20
         D.       COMMISSARY MANUALS............................................................................ 21
         E.       OPERATION OF THE COMMISSARY................................................................... 21
         F.       INSURANCE..................................................................................... 22
         G.       TRANSFERS..................................................................................... 22
         H.       EXPIRATION AND TERMINATION OF COMMISSARY OPERATIONS........................................... 23
         I.       RIGHTS AND OBLIGATIONS OF COMPANY AND DEVELOPER UPON TERMINATION OR
                  EXPIRATION OF RIGHT TO OPERATE A COMMISSARY................................................... 23

6.       GRANT OF LICENSES AND ADVERTISING REQUIREMENT.......................................................... 24
         A.       SITE REVIEW AND APPROVAL...................................................................... 24
         B.       LEASE OF APPROVED SITES....................................................................... 25
         C.       EXECUTION OF LICENSE AGREEMENTS............................................................... 26
         D.       INITIAL LICENSE AND ROYALTY FEES.............................................................. 26



SECTION                                                                                                        PAGE
-------                                                                                                        ----


6.       E.       ADVERTISING EXPENDITURES...................................................................... 27

7.       INITIAL PAYMENTS....................................................................................... 27
         A.       DEVELOPMENT FEE............................................................................... 27
         B.       REAL ESTATE SERVICES FEE...................................................................... 27

8.       MARKS.................................................................................................. 27
         A.       GOODWILL AND RIGHTS TO USE THE MARKS.......................................................... 27
         B.       LIMITATIONS ON DEVELOPER'S USE OF MARKS....................................................... 28
         C.       NOTIFICATION OF INFRINGEMENTS AND CLAIMS...................................................... 28
         D.       DISCONTINUANCE OF USE OF MARKS................................................................ 29
         E.       INDEMNIFICATION OF DEVELOPER.................................................................. 29
         F.       NON-DENIGRATION............................................................................... 29
         G.       MARKING REQUIREMENTS.......................................................................... 30

9.       COPYRIGHTS............................................................................................. 30
         A.       OWNERSHIP OF COPYRIGHTED WORKS................................................................ 30
         B.       LIMITATION ON DEVELOPER'S USE OF COPYRIGHTED WORKS............................................ 31
         C.       NOTIFICATION OF INFRINGEMENTS AND CLAIMS...................................................... 31
         D.       DISCONTINUANCE OF USE OF ..................................................................... 31

10.      COMPUTER SYSTEM AND SOFTWARE........................................................................... 32
         A.       GRANT OF LICENSE.............................................................................. 32
         B.       SOFTWARE LICENSE FEE.......................................................................... 34
         C.       SOFTWARE SUPPORT SERVICE...................................................................... 34
         D.       SOFTWARE SUPPORT SERVICE FEE.................................................................. 35
         E.       MODIFICATION, ENHANCEMENT AND REPLACEMENT
                  OF COMPUTER SYSTEM AND SOFTWARE............................................................... 35
         F.       WARRANTIES AND LIMITATION OF LIABILITY........................................................ 36
         G.       SUBCOMPONENT LICENSES AND THIRD-PARTY LICENSES................................................ 36
         H.       COVENANT TO USE ONLY SPECIFIED SOFTWARE AND
                  LICENSED PROGRAM SUPPORT/CONTROL PROGRAMS..................................................... 37

11.      CONFIDENTIAL INFORMATION............................................................................... 37

12.      EXCLUSIVE RELATIONSHIP................................................................................. 40

13.      OBLIGATIONS OF DEVELOPER............................................................................... 41
         A.       FULL-TIME SUPERVISION......................................................................... 41
         B.       CHIEF OPERATING OFFICER....................................................................... 41




SECTION                                                                                                        PAGE
-------                                                                                                        ----


13.      C.       DEVELOPMENT DIRECTOR AND REAL ESTATE MANAGERS................................................. 42
         D.       TRAINING DIRECTOR............................................................................. 42
         E.       MARKETING DIRECTOR............................................................................ 43
         F.       MANAGEMENT PERSONNEL AND TRAINING............................................................. 44
         G.       BUDGETS AND FINANCING PLANS................................................................... 45
         H.       INSURANCE..................................................................................... 45
         I.       RECORDS AND REPORTS........................................................................... 46
         J.       DEVELOPMENT MANUAL, COMMISSARY MANUALS
                  AND STORE MANUALS............................................................................. 48
         K.       COMPLIANCE WITH LAWS AND GOOD BUSINESS PRACTICES.............................................. 48
         L.       HUMAN RESOURCES............................................................................... 49
         M.       SPECIFICATIONS, STANDARDS AND PROCEDURES...................................................... 49

14.      TRANSFER............................................................................................... 51
         A.       BY COMPANY.................................................................................... 51
         B.       THIS AGREEMENT IS NOT TRANSFERABLE BY DEVELOPER............................................... 51
         C.       CERTAIN RIGHTS TO TRANSFER
                  OWNERSHIP INTERESTS IN DEVELOPER.............................................................. 52
         D.       COMPANY'S RIGHT TO APPROVE TRANSFERS.......................................................... 52
         E.       PUBLIC OR PRIVATE OFFERINGS................................................................... 55
         F.       EFFECT OF CONSENT TO TRANSFER................................................................. 56
         G.       COMPANY'S RIGHT OF FIRST REFUSAL.............................................................. 57
         H.       OWNERSHIP STRUCTURE........................................................................... 58
         I.       DELEGATION BY COMPANY......................................................................... 58
         J.       PERMITTED TRANSFERS........................................................................... 58

15.      TERMINATION OF AGREEMENT............................................................................... 58
         A.       BY DEVELOPER.................................................................................. 58
         B.       BY COMPANY.................................................................................... 59
         C.       TERMINATION OF THE DEVELOPMENT
                  TERM AND CERTAIN RIGHTS OF DEVELOPER.......................................................... 61

16.      RIGHTS AND OBLIGATIONS OF COMPANY AND
         DEVELOPER UPON TERMINATION OF THIS
         AGREEMENT OR EXPIRATION OF THE AGREEMENT TERM.......................................................... 62
         A.       PAYMENT OF AMOUNTS OWED TO COMPANY............................................................ 62
         B.       MARKS AND COPYRIGHTED WORKS................................................................... 62
         C.       CONFIDENTIAL INFORMATION...................................................................... 63
         D.       COVENANT NOT TO COMPETE....................................................................... 64
         E.       EFFECT ON COMMISSARIES........................................................................ 65



SECTION                                                                                                        PAGE
-------                                                                                                        ----


16.      F.       CONTINUING OBLIGATIONS........................................................................ 65

17.      INDEPENDENT CONTRACTORS/INDEMNIFICATION................................................................ 65

18.      ENFORCEMENT............................................................................................ 66
         A.       SEVERABILITY AND SUBSTITUTION OF VALID PROVISIONS............................................. 66
         B.       WAIVER OF OBLIGATIONS......................................................................... 67
         C.       INJUNCTIVE RELIEF............................................................................. 68
         D.       RIGHTS OF PARTIES ARE CUMULATIVE.............................................................. 69
         E.       COSTS AND LEGAL FEES.......................................................................... 69
         F.       GOVERNING LAW................................................................................. 69
         G.       CONSENT TO JURISDICTION/CHOICE OF FORUM....................................................... 69
         H.       LIMITATIONS OF CLAIMS......................................................................... 70
         I.       WAIVER OF PUNITIVE DAMAGES.................................................................... 70
         J.       WAIVER OF JURY TRIAL.......................................................................... 70
         K.       BINDING EFFECT................................................................................ 70
         L.       CONSTRUCTION.................................................................................. 70
         M.       REASONABLENESS; APPROVALS..................................................................... 71

19.      NOTICES AND PAYMENTS................................................................................... 71



        EXHIBITS AND ATTACHMENTS

        EXHIBIT A              -      CATERING RIDER
        EXHIBIT B              -      DELIVERY RIDER
        EXHIBIT C              -      DEVELOPMENT FEE
        EXHIBIT D              -      DEVELOPMENT AREA(S)
        EXHIBIT E              -      DEVELOPMENT SCHEDULE
        EXHIBIT F              -      FORM LICENSE AGREEMENT
        EXHIBIT G              -      PRINCIPAL OWNERS, OTHER OWNERS, KEY
                                      MANAGERS, PERMITTED COMPETITIVE
                                      BUSINESSES, AND INITIAL CAPITALIZATION
        EXHIBIT H              -      DEVELOPER ACKNOWLEDGMENTS AND
                                      REPRESENTATIONS STATEMENT
        EXHIBIT I              -      GUARANTY AND ASSUMPTION OF DEVELOPER'S
                                      OBLIGATIONS
        EXHIBIT J              -      CONFIDENTIALITY AND NONCOMPETE AGREEMENT
        EXHIBIT K              -      PRINCIPAL MARKS TO BE USED BY DEVELOPER


                           EINSTEIN/NOAH BAGEL CORP.
                             DEVELOPMENT AGREEMENT


        THIS AGREEMENT is made and entered into this 5th day of December, 1997 (the "EFFECTIVE Date"), by and between EINSTEIN/NOAH BAGEL CORP., a Delaware corporation ("COMPANY"), and DEVELOPER (defined below).

"DEVELOPER":                        EINSTEIN/NOAH BAGEL PARTNERS, L.P.
                                    ----------------------------------

                                    a DELAWARE LIMITED PARTNERSHIP
                                    ----------------------------------

Principal Address:                  14123 DENVER WEST PARKWAY
                                    ----------------------------------

                                    GOLDEN, CO 80401
                                    ----------------------------------


                                    ----------------------------------


1.       PREAMBLES.


         COMPANY and its Affiliates (as defined below) have developed and are continuing to develop and refine methods of operating a number of branded retail food service businesses, each with its own concept and operated under its own system and marks which are referred to in this Agreement as "UNITS" (defined below), which feature Products (defined below) for on-premises dining and carry-out. In addition to on-premises dining and carry-out, COMPANY may, in its sole discretion, offer to an owner of a UNIT the right (a) to offer Delivery Service (defined below) and/or (b) to offer Catering Service (defined below) and/or (c) to operate Special Distribution Arrangements (defined below). Each UNIT utilizes the Marks (defined below) and operates at a location that features distinctive food service formats and trade dress and utilizes distinctive business formats, specifications, employee selection and training programs, signs, equipment, layouts, systems, recipes, methods, procedures, software, designs and marketing and advertising standards and formats, all of which COMPANY is continuing to develop and refine and may modify from time to time in its sole discretion, and all of which may have one or more variations approved or specified by COMPANY from time to time (the "SYSTEM"). COMPANY operates, and grants franchises and licenses to certain qualified parties to own and operate UNITS using the Marks and the System associated with the Principal Marks (defined below) authorized by COMPANY.

         COMPANY grants to certain qualified persons or entities who meet COMPANY's qualifications and who are willing to undertake the investment and effort, the right to develop a specified number of UNITS within a defined geographic area. This Agreement governs the right and obligation of DEVELOPER to enter into License Agreements (defined below) which grant the right to develop UNITS which use the branded concept, the Principal Marks, the other Marks associated with the Principal Marks and those elements of the System associated with the

Principal Marks ("DEVELOPER Stores", as further defined below) within the Development Area (defined below) in accordance with the Development Schedule (defined below). The operation of each DEVELOPER Store will be governed by a Franchise Agreement (defined below) or a License Agreement.

                  COMPANY and DEVELOPER have previously entered into a Development Agreement dated as of June 17, 1996 (the "Original Development Agreement") pursuant to which DEVELOPER was granted the right and undertook the obligation to develop a specified number of UNITS within a defined geographic territory.

         COMPANY has also entered into various development agreements with Colonial Bagels, L.P., Great Lakes Bagels, L.P., Gulfstream Bagels, L.P., and Sunbelt Bagels, L.L.C. (collectively referred to as the "Area Developers" ) pursuant to which the Area Developers were granted the right and undertook the obligation to develop a specified number of UNITS within defined geographic territories (the "Other Development Agreements").

         As of the date hereof, the Area Developers will merge with, and into, DEVELOPER. As a result of said merger, (a) DEVELOPER will own and operate 555 UNITS pursuant to Franchise Agreements previously executed by DEVELOPER and the Area Developers (the "Franchise Agreements") and (b) DEVELOPER desires to undertake the remaining development obligations of the Area Developers under the Other Development Agreements, all of which have been terminated by COMPANY and the Area Developers as of the date hereof. In order to facilitate the foregoing and the development of the UNITS and to amend, restate, replace and substitute in full the obligations of COMPANY and DEVELOPER under the Original Development Agreement, COMPANY and DEVELOPER desire to enter into this Agreement, upon the terms and subject to the conditions set forth herein and as an amendment, restatement, replacement and substitute for the Original Development Agreement.

2.       CERTAIN DEFINITIONS.

         For purposes of this Agreement, the terms listed below have the meanings that follow them. Other terms used in this Agreement are defined in the context in which they occur.

         "ACCOUNTING PERIOD" - One of thirteen periods of four consecutive weeks in each fiscal year of COMPANY that is designated by COMPANY as an accounting period of COMPANY.

         "AFFILIATE" - Any person or legal entity that directly or indirectly owns or controls COMPANY, that is directly or indirectly owned or controlled by COMPANY, or that is under common control with COMPANY. For purposes of this definition, "CONTROL" means the power to direct or cause the direction of the management and policies of an entity.

         "AGREEMENT TERM" - The period commencing upon the Effective Date and ending upon the expiration or termination of the last to expire or terminate of the Franchises or Licenses (defined below) and successor Franchises or Licenses granted to DEVELOPER pursuant to this Agreement, unless terminated sooner in accordance with the provisions of this Agreement.

         "ALBERT EINSTEIN PUBLICITY SYMBOLS" - The full name Albert Einstein and the likeness, image, caricature, photographs and signature of Albert Einstein and up to two sayings or slogans originated by Albert Einstein and to be selected by COMPANY from among his sayings and slogans.

         "ALBERT EINSTEIN INDICIA" - All indicia of Albert Einstein (other than the name Albert Einstein, sayings or slogans originated by Albert Einstein or the likeness, image, caricature, photographs or signature of Albert Einstein), including but not limited to references to (i) genius and human intelligence (e.g., references to IQ), (ii) scientific formulas and mathematical equations (e.g. E=MC2), (iii) scientific and mathematical theories (e.g., the theory of relativity), and (iv) drawings or symbols of the atom or atomic particles.

         "APPROVED SITE" - A site which COMPANY has approved as meeting its minimum criteria for the development and operation of a DEVELOPER Store.

         "BAGEL STORE" - A food service business, including a UNIT, which derives a significant portion of its revenue from the sale of bagels and/or bagel-related products or from any other product or service which is or hereafter becomes a source of a significant portion of the revenue of a UNIT.

         "CATERING AREA" - The geographic area in which COMPANY, in its sole discretion, authorizes the owner of a Franchise or License (a "FRANCHISE OR LICENSE OWNER") to provide Catering Service pursuant to a Catering Rider, which area may be the same as, smaller than, larger than or different from the Territory (defined in the Franchise Agreement) of a UNIT.

         "CATERING RIDER" - The form of rider to this Agreement or to a Franchise Agreement or License Agreement used by COMPANY from time to time to authorize in its sole discretion a Franchise or License Owner to offer Catering Service (defined below) within the applicable Catering Area. The current form of COMPANY's Catering Rider is attached hereto as Exhibit A.

         "CATERING SERVICE" - The delivery of Products prepared at a UNIT or a separate facility approved by COMPANY in writing (such approved facility is referred to herein as a "CATERING FACILITY") to customers in the Catering Area pursuant to COMPANY's standards and specifications for the provision of such service, which COMPANY may change from time to time in its sole discretion, where

               (1) such Products are intended to serve fifteen (15) or more persons, or

               (2) in addition to the delivery of Products, DEVELOPER provides ancillary services to a customer at such location within the Catering Area, including, by way of example and without limitation, the setting up for serving or distribution of Products.

         "COMMISSARY" - A food preparation facility operated by DEVELOPER pursuant to this Agreement that:

               (1) procures and receives those Products, ingredients and materials used in the preparation and packaging of Products, and other materials and supplies used in the operation of Stores as COMPANY may specify from time to time;

               (2) prepares and packages Products in accordance with recipes, methods, procedures, standards and specifications established by COMPANY, in its sole discretion, from time to time; and

               (3) distributes to DEVELOPER Stores Products and other materials and supplies used in the operation of Stores.

         "COMPETITIVE BUSINESS" - A business or enterprise, other than a UNIT or Commissary, that:

               (1) offers food and/or beverage products at wholesale or retail, which are the same as or similar to the Products, through:

                    (a)  on-premises dining;

                    (b)  carry-out;

                    (c)  delivery service;

                    (d)  catering service; or

                    (e) other distribution channels similar to those used by COMPANY; or

               (2) grants or has granted franchises or licenses or establishes or has established joint ventures, for the development and/or operation of one or more businesses or enterprises described in the foregoing clause (1); provided, however, that the term "Competitive Business" shall not include:


                    (a) any Boston Market restaurant operated pursuant to a valid franchise or license agreement with Boston Chicken, Inc. or its successors; or

                    (b) any business or enterprise that derives less than 10% of its revenue from the sale of (i) bagels and/or bagel related products (including but not limited to cream cheese and other spreads, bagel sandwiches and bagel chips) or (ii) any other product which accounts for 15% or more of the revenue of any UNIT owned or operated by COMPANY or a franchisee of COMPANY.

         "COMPUTER SYSTEM" - Those brands, types, makes, and/or models of communications and computer systems and hardware specified or required by COMPANY for use by, between, or among the Stores and/or DEVELOPER including, but not limited to:

               (1) back office and point of sale systems, data, audio, video, and voice storage, retrieval, and transmission systems for use at the Stores and/or at DEVELOPER's office, between or among the Stores and DEVELOPER and between or among Stores and/or DEVELOPER and COMPANY;

               (2) security systems;

               (3) printers; and

               (4) archival and back-up systems.

         "CONTROLLING INTEREST" - If DEVELOPER is a:

               (1) corporation, such number of the voting shares of DEVELOPER or such other rights as (a) shall permit voting control of DEVELOPER on any issue and (b) shall prevent any other person, group, combination, or entity from blocking voting control on any issue or exercising any veto power; and


               (2) general partnership, a managing partnership interest, such percentage of the general partnership interests in DEVELOPER or such other rights as (a) shall permit determination of the outcome on any issue and (b) shall prevent any other person, group, combination, or entity from blocking voting control on any issue or exercising any veto power;

               (3) limited partnership, general partnership interest, such percentage of limited partnership interests or such other rights as shall permit the replacement or removal of any general partner; and

               (4) limited liability company, such percentage of the membership interests of

          DEVELOPER or such other rights as (a) shall permit voting control of DEVELOPER on any issue, and (b) shall prevent any other person, group, combination, or entity from blocking voting control on any issue or exercising any veto power.

         "DELIVERY AREA" - The geographic area in which COMPANY, in its sole discretion, authorizes a franchise owner to provide Delivery Service (defined below) pursuant to a Delivery Rider (defined below), which area may be the same as, smaller than, larger than or different from the Territory of a UNIT.

         "DELIVERY RIDER" - The form of rider to this Agreement or to a Franchise Agreement or License Agreement used by COMPANY from time to time to authorize or require in its sole discretion a Franchise or License Owner of a Store to offer Delivery Service within the applicable Delivery Area. The current form of COMPANY's Delivery Rider is attached hereto as Exhibit B.

         "DELIVERY SERVICE" - The delivery of Products prepared at a UNIT or a separate delivery facility approved by COMPANY (such approved facility is referred to herein as a "DELIVERY FACILITY") to customers in the Delivery Area pursuant to COMPANY's standards and specifications for the provision of such service, which COMPANY may change from time to time in its sole discretion, where

               (1) such Products are intended to serve fewer than fifteen (15) persons, and

               (2) such service involves the provision of no services other than the delivery of Products to a customer at a location within the Delivery Area.

         "DEVELOPER STORES" - The UNITS developed, owned and operated by DEVELOPER pursuant to this Agreement and/or Franchise Agreements or License Agreements that operate using the Principal Marks, the other Marks associated with the Principal Marks and the elements of the System associated with the Principal Marks and pursuant to COMPANY's operational requirements associated with such Principal Marks as in effect from time to time.

         "DEVELOPMENT AREA" - The aggregate of the geographic areas described in Exhibit D to this Agreement.

         "DEVELOPMENT SCHEDULE" - The schedule of the number of DEVELOPER Stores required to be open and operational at specified dates in each Sub-Area (defined below) and the required opening dates for each of them set forth in Exhibit E to this Agreement.

         "DEVELOPMENT TERM" - The period during which DEVELOPER is authorized and required to develop Developer Stores pursuant to this Agreement, which will commence on the Effective Date and will expire, unless terminated earlier in accordance with the terms of this

Agreement, on the earlier to occur of (i) the last opening date set forth in the Development Schedule; or (ii) the first date on which the number of Developer Stores for which a Franchise Agreement (other than Franchise Agreements in effect as of the date hereof) or License Agreement has been executed and delivered for a location in the Development Area is equal to the Total Development Quota (as defined in the Development Schedule set forth in Exhibit E to this Agreement).

         "EINSTEIN ALONE" - The name EINSTEIN in combination with no other word, with or without a logo, and the name EINSTEIN in combination with another word that is a generic or immediately descriptive reference to a product or service or location (e.g. RESTAURANT, BAGELS or CREAM CHEESE).

         "ENBC PROMOTIONAL ITEMS" - Goods intended to promote COMPANY's restaurant services or food products, including and specifically limited to magnets; pins; playing cards; flags; banners; umbrellas; name badges; key chains; cups; glasses; bagel slicers; toasters; mugs; can cooler sleeves; golf towels; clothing, namely, shirts, blouses, t-shirts, jackets, hats, caps, visors, sweaters and sweatshirts; golf bags, flying discs and balls.

         "FRANCHISE OR LICENSE " - The right to operate a UNIT at a particular location and to use one or more of the Marks and the System in the operation thereof.

         "LICENSE AGREEMENT" - at COMPANY's option, either:

               (1) the form of license agreement (including exhibits, riders, addenda and attachments thereto) attached hereto as Exhibit F; or

               (2) the form of license agreement (including all exhibits, riders, guarantees and other agreements used in connection therewith) used by COMPANY from time to time in the offering and granting of Licenses in the United States of America, in either instance revised by COMPANY in good faith to the extent necessary to have the License Agreement reflect the substantive changes contained in Addendum No. 1 to the License Agreement attached hereto as part of Exhibit F.

         "IMMEDIATE FAMILY" - (1) The spouse of a person; and (2) the natural and adoptive parents and natural and adopted children and siblings of such person and their spouses; and (3) the natural and adoptive parents and natural and adopted children and siblings of the spouse of such person; and (4) any other member of the household of such person; provided, in the case of natural and adopted children and siblings and their spouses and the parents, children and siblings of spouses, that such person received or had access to Confidential Information, including as an employee, supplier, officer, director, stockholder or agent of DEVELOPER or any other operator of a UNIT.

         "LICENSED PROGRAM" - The retail store-level computer software programs (other than the Support/Control Program, as defined below) developed by or for COMPANY and designated by COMPANY from time to time as specified or required in connection with utilization of the Computer System, which may include, without limitation, COMPANY's required point-of-sale, bookkeeping, inventory, training, marketing, employee selection, operations and financial information, collection and retrieval systems (including COMPANY's general ledger system utilizing the standard chart of accounts prescribed by COMPANY from time to time) for use in connection with the operation of UNITS or franchise owners', license owners' and developers' businesses, including any updates, supplements, modifications or enhancements thereto made from time to time, all related documentation, the tangible media upon which such programs are recorded, and the database file structure thereof, but excluding any data or databases owned or compiled by COMPANY or its Affiliates or their licensors for use with the Licensed Program or otherwise or any data generated by the use of the Licensed Program. The Licensed Program includes, but is not limited to, programs utilized by UNITS for point-of-sale and cash management, customer feedback kiosks, inventory management, order processing, employee feedback, production scheduling, labor scheduling, ideal food costs, store operations and smart form reporting.

         "MARKS" - The trademarks, service marks, logos and other commercial symbols which COMPANY uses and authorizes developers, franchise owners and license owners to use to identify, the services and/or products offered by Stores, and the "TRADE DRESS" (defined in the License Agreement); provided that such trademarks, service marks, logos, other commercial symbols, and the Trade Dress are subject to modification and discontinuance at COMPANY's sole discretion and may include additional or substitute trademarks, service marks, logos, commercial symbols and trade dress as provided in this Agreement. The Marks include the Principal Marks DEVELOPER is authorized to use in the operation of the DEVELOPER Stores.

         "OWNER" - Each person or entity holding direct or indirect, record or beneficial Ownership Interests in DEVELOPER, and each person who has other direct or indirect property rights in DEVELOPER or this Agreement.

         "OWNERSHIP INTERESTS" - In relation to a: (i) corporation, the record or beneficial ownership of one or more shares in the corporation; (ii) partnership, the record or beneficial ownership of a general or limited partnership interest; (iii) limited liability company, the record or beneficial ownership of a membership interest in the limited liability company; or (iv) trust, the ownership of a beneficial interest of such trust.

         "PERMITTED COMPETITIVE BUSINESS" - A business which constitutes a Competitive Business on the date of this Agreement and is disclosed in Exhibit G to this Agreement, provided that such business (1) is not on the date of this Agreement and does not at any time thereafter become a Bagel Store, and (2) does not offer bagels or bagel-related products on its menu, provided that if such business is a franchised or licensed business of a franchisor or licensor which, pursuant to an agreement executed prior to the date of this Agreement and under which, after the date of this Agreement, the franchisor or licensor specifies that such business offer bagels or bagel-related products as a required menu item, it shall continue to be deemed a Permitted Competitive Business so long as it does not become a Bagel Store.

         "PRINCIPAL MARKS" - The Marks COMPANY authorizes DEVELOPER to use to identify DEVELOPER Stores. The Principal Marks as of the date of this Agreement are described in Exhibit K to this Agreement.

         "PRINCIPAL OWNER" - Each Owner which:

               (1) is a general partner in DEVELOPER; or

               (2) has a direct or indirect equity interest of 10% or more (regardless of whether such Owner is entitled to vote thereon) in (a) DEVELOPER or (b) any UNIT or (c) any developer and/or franchise owner of UNITS other than DEVELOPER; provided, however, that a reduction in a Principal Owner's equity interest below 10% shall not affect his/her/its status as a Principal Owner unless such reduction is the result of the transfer of all his/her/its equity interests in DEVELOPER, a UNIT or such developer and/or franchise owner of UNITS; or

               (3) is designated as a Principal Owner in Section 2 of Exhibit G to this Agreement.

         "PRODUCTS" - Products approved or required by COMPANY from time to time, in its sole discretion, for sale at or from UNITS, including, without limitation, bagels, bagel-related products, cream cheese and other spreads, sandwiches, soups, salads, baked goods, breakfast items, an assortment of hot and cold beverages, teas (leaves, bags, dry mixes and related forms), coffees (beans, ground and related forms) and other food products and merchandise, provided that the foregoing products are subject to modification or discontinuance in COMPANY's sole discretion, from time to time, and may include additional or substitute products.

         "REQUIRED TELEVISION ADVERTISING" - Television advertising in the Designated Market Area ("DMA") (as defined by A.C. Nielsen Co. from time to time) in which the Development Area is located at a minimum of 200 gross ratings points for a minimum of 36 weeks per calendar year, provided that COMPANY may, in its sole discretion, from time to time use a market designation comparable to, but different from, the DMA for purposes of this definition.

         "SPECIAL DISTRIBUTION AGREEMENT" - A separate agreement whereby COMPANY authorizes a Franchise owner or License owner to operate a Special Distribution Arrangement (defined below) at a Special Distribution Location (as defined below) designated by COMPANY.

         "SPECIAL DISTRIBUTION ARRANGEMENT" - The sale of all or some of the Products, as designated by COMPANY, at or from a Special Distribution Location (defined below), whether or not by or through on-premises food service facilities or concessions, pursuant to COMPANY's standards and specifications for such sales, which COMPANY may change from time to time in its sole discretion.

         "SPECIAL DISTRIBUTION LOCATION" - A facility or location, including by way of example and without limitation, a grocery store, convenience store, supermarket, school, hospital, office, work site, military facility, entertainment or sporting facility or event, airport, bus or train station, park, toll road or limited access highway facility, or other similar facility, at or from which COMPANY, in its sole discretion, authorizes the operation of a Special Distribution Arrangement pursuant to a Special Distribution Agreement, which facility may be located within or outside the Development Area or any Sub-Area.

         "SPECIFIED SOFTWARE" - Such software (other than the Licensed Program and Support/Control Programs), programming, and services which COMPANY from time to time specifies or requires in connection with utilization of the Computer System, the Licensed Program and the Support/Control Programs.

         "STORES" - UNITS that operate using the Principal Marks, the other Marks associated with the Principal Marks and the elements of the System associated with the Principal Marks and pursuant to COMPANY's operational requirements associated with such Principal Marks as in effect from time to time.

         "SUB-AREAS" - The geographic areas designated as Sub-Areas in Exhibit D to this Agreement which, taken together, make up the Development Area.

         "SUB-AREA TERM" - The period during which DEVELOPER is authorized and required to develop DEVELOPER Stores in a given Sub-Area pursuant to this Agreement, which will commence on the Effective Date and will expire, unless terminated earlier in accordance with the terms of this Agreement, on the earlier to occur of: (i) the last opening date set forth in Exhibit D to this Agreement for that Sub-Area; or (ii) the first date on which the number of Stores in the Sub-Area for which a License Agreement has been executed and delivered is equal to the Sub-Area Quota (as set forth in Exhibit E ) for that Sub-Area.

         "SUPPORT/CONTROL PROGRAMS" - The computer software programs developed by or for COMPANY and designated from time to time as specified or required in connection with real estate services and other functions performed by COMPANY pursuant to this Agreement or in connection with support, supervision, reporting or control of UNITS and in connection with analysis, tracking, maintenance, feedback and communication functions related thereto or to the employees thereof, including but not limited to, Notes Databases, structured reporting and related software.

         "UNIT" - A branded retail store that:

               (1) offers Products for consumer consumption through on-premises dining and carry-out, provided that COMPANY may, in its sole discretion, authorize and/or require such business to offer Delivery Service pursuant to a Delivery Rider and/or approve the Franchise owner of such business to offer Catering Service pursuant to a Catering Rider or to operate Special Distribution Arrangements pursuant to a Special Distribution Agreement (defined below); and

               (2) operates using the System and the Marks; and

               (3) is either operated by COMPANY or its Affiliates or pursuant to a valid franchise or license from COMPANY.

3.       DEVELOPMENT RIGHTS AND OBLIGATIONS.


         3.A.   GRANT OF DEVELOPMENT RIGHTS;
                PRINCIPAL OWNERS' GUARANTY.

         DEVELOPER has requested that COMPANY grant to DEVELOPER the right to develop, own and operate, strictly in accordance with the Sub-Area Development Quotas and the Total Development Quota, Stores in the Development Area. DEVELOPER's request, with respect to the Principal Marks, the other Marks associated with the Principal Marks and those elements of the System associated with the Principal Marks and concepts associated therewith (as listed on Exhibit K attached hereto), has been approved by COMPANY in reliance upon all of the representations made by DEVELOPER and its Owners in any submitted application and/or during the application process and in the Developer Acknowledgements and Representations Statement, a copy of which is attached to this Agreement as Exhibit H and which shall be executed by DEVELOPER concurrently with this Agreement. Within sixty (60) days of execution of this Agreement, DEVELOPER agrees to prepare and submit to COMPANY for COMPANY's review, amendment, and approval a real estate development plan for developing DEVELOPER Stores in the Development Area (the "MARKET REAL ESTATE DEVELOPMENT PLAN") (which shall utilize, among other sources, information from the Demographic Detail Report (defined below in Section 6.A.) which DEVELOPER purchases from COMPANY). Provided that DEVELOPER is in full compliance with all of the terms and conditions of this Agreement, including, without limitation, the development obligations contained in Section 3.C. hereof, and DEVELOPER is in full compliance with all of their obligations under all License Agreements executed pursuant hereto and the Franchise Agreements, COMPANY will grant to DEVELOPER during the Development Term and in accordance with Section 6 hereof, the right to develop and operate the number of Stores in each Sub-Area of the Development Area as specified on Exhibit D to this Agreement. DEVELOPER acknowledges and agrees that DEVELOPER's rights under this Agreement are limited to the designated number of Stores for each Sub-Area and the schedule and timing of the opening of Stores in each Sub-Area during the respective Sub-Area Terms as set forth on Exhibit D to this Agreement. DEVELOPER is not granted any rights to develop or operate, and DEVELOPER will not develop or operate, UNITS outside the Sub-Areas, except pursuant to rights granted to DEVELOPER under other agreements entered into with COMPANY.

         DEVELOPER expressly acknowledges and agrees that it has no right to renew its rights under this Agreement upon the expiration or termination of the Agreement Term or the Development Term. DEVELOPER acknowledges and agrees that the execution and delivery of this Agreement shall constitute notice to DEVELOPER of non-renewal for purposes of fulfilling the requirements of any applicable state or federal law governing the non-renewal of franchise or development rights.

         DEVELOPER shall cause all Principal Owners and their spouses as of the Effective Date to execute and deliver to COMPANY concurrently with the execution of this Agreement and all persons or entities that become Principal Owners after the Effective Date and their spouses to promptly thereafter execute and deliver to COMPANY, the form of Guaranty and Assumption of Developer's Obligations ("GUARANTY") attached hereto as Exhibit I.

         Notwithstanding the foregoing:

                  (a) DEVELOPER shall not be required to cause the execution and delivery of the Guaranties referred to in this Section if, and for such period of time as, DEVELOPER does not pay dividends, distributions or unreasonable compensation to any Owner at any time that the Owners' equity in DEVELOPER is either less than $5,000,000 or would be reduced to below that amount by reason of such payment; and

                  (b) spouses of guarantors shall not be required to execute any Guaranties referred to in this Section unless, under applicable law (including, without limitation, the law of the state in which such guarantors and/or their spouses reside), their failure to execute would render the Guaranties null and void.

         3.B.     TERRITORIAL RIGHTS.

         Except as otherwise provided in this Agreement (including, without limitation, Section 4 and Sections 3.E. and 3.F.), and provided that DEVELOPER is in full compliance with this Agreement and with all License Agreements and Franchise Agreements, COMPANY and its Affiliates will not during the Sub-Area Term for each Sub-Area operate or grant franchises or licenses for the operation of Stores within such Sub-Area.

         3.C.     DEVELOPMENT OBLIGATIONS.

         DEVELOPER agrees that during the Development Term, it will continuously exert its best efforts to promote and enhance the development of Stores within the Development Area. Without limiting the foregoing obligation, DEVELOPER agrees to have open and in operation in each Sub-Area the number of Stores set forth as the respective Sub-Area Quota in Exhibit E attached hereto by the opening dates specified therein, exclusive of Stores operating pursuant to the Franchise Agreements. DEVELOPER and COMPANY acknowledge and agree that a DEVELOPER Store that closes for more than five (5) days (not counting COMPANY-approved holidays) during any period of 12 months shall not be counted as open and in operation as of the next store opening date after such closing for purposes of determining DEVELOPER's compliance with the Development Schedule for the Sub-Area in which the DEVELOPER Store is located unless such closing is due to circumstances listed in the last paragraph of Section 18.B of this Agreement, in which case, the provisions of Section 18.B shall apply. DEVELOPER also agrees that it will at all times faithfully, honestly and diligently perform its obligations under this Agreement and that it will update the Market Real Estate Development Plan as COMPANY requires from time to time. DEVELOPER acknowledges that COMPANY makes no representations or warranties that the Development Area or the Sub-Areas can support, or that there are sufficient sites for, the number of Stores specified in the Development Schedule. DEVELOPER acknowledges and agrees that its failure to open and operate Stores pursuant to this Agreement shall be a material breach of this Agreement entitling COMPANY to all remedies available to it pursuant to this Agreement and applicable law.

         3.D.     RIGHTS RETAINED BY COMPANY.

         COMPANY (on behalf of itself, its Affiliates and its designees) retains all rights with respect to UNITS, the Marks, the Copyrighted Works, and the sale of Products and any other products and services, anywhere in the world, including, without limitation:

               (1) the right to operate or grant others (including any person or entity related to any manner whatsoever to COMPANY) the right to operate food service businesses, including, without limitation, UNITS and/or Bagel Stores, using the Principal Marks, any of the other Marks or any other marks and using the System or any other system at such locations within and/or outside the Development Area and each Sub-Area, both during and upon expiration or termination of the Development Term or Agreement Term, and on such terms and conditions as COMPANY, in its sole discretion, deems appropriate (subject to the rights expressly granted to DEVELOPER in Section 3.B. of this Agreement); and

               (2) subject to any rights of DEVELOPER under Section 4 of this Agreement, the right, and the right to grant others (including any person or entity related in any manner whatsoever to COMPANY) the right, to develop, manufacture, market, distribute and/or sell Products and/or any other product or service within and/or outside the Development Area and each Sub-Area through any channel of distribution whatsoever, whether wholesale, retail or otherwise, including, without limitation, through Special Distribution Arrangements, Delivery Service, Catering Service and BOSTON MARKET outlets under or in association with the Marks or any other trademarks and/or to own or operate any other business under the Marks or any other trademarks; and

               (3) subject to Sections 3.E. and 3.F. below, the right to develop Target Sites (defined below) and to acquire, operate and convert to a UNIT using the Principal Marks or any of the other Marks any business, including, without limitation, a business operating one or more Bagel Stores (other than UNITS) or other food service businesses located or operating within and/or outside the Development Area and any Sub-Area.

         3.E.     DEVELOPER'S OPTION TO DEVELOP TARGET SITES.

         Notwithstanding anything to the contrary in this Agreement, if during the Sub-Area Term of a particular Sub-Area COMPANY locates a site within such Sub-Area at which a Bagel Store is not then operated but which, in COMPANY's judgment, is suitable for a UNIT (a "TARGET SITE"), COMPANY shall, as soon as is practicable after the site is identified (taking into consideration any applicable contractual or legal prohibitions or limitations), notify DEVELOPER in writing of such Target Site if COMPANY intends that such Target Site be developed and operated as a Store. Within ten (10) days after DEVELOPER's receipt of COMPANY's notice regarding such Target Site (including any relevant site-related materials in COMPANY'S possession), DEVELOPER shall notify COMPANY if DEVELOPER desires to develop and operate a Store at such Target Site as described in the notice.

         If DEVELOPER timely notifies COMPANY in writing that DEVELOPER desires to develop and operate a Store at such Target Site and COMPANY has fully negotiated a lease or purchase agreement for such Target Site, then DEVELOPER shall (1) obtain the consent of the landlord to execute and shall execute such lease or an assignment and assumption of lease, if applicable, or (2) obtain the consent of the seller to execute and shall execute a purchase agreement or an assignment and assumption of purchase agreement, if applicable, and (3) execute a License Agreement and such ancillary documents as are then customarily used by COMPANY in the grant of licenses for Stores (collectively, the "License Documents") as modified for use in connection with the Target Site, as necessary, and (4) pay COMPANY a site location and negotiation fee (the "SITE LOCATION AND NEGOTIATION FEE") equal to Twenty Thousand Dollars ($20,000.00) plus COMPANY's reasonable out-of-pocket expenses incurred in locating such Target Site and negotiating the lease or purchase agreement, all within ten (10) business days after COMPANY's delivery to DEVELOPER of the lease or purchase agreement, as the case may be, and the License Documents. The Site Location and Negotiation Fee is paid to compensate COMPANY for the internal costs of the site location services it provides. COMPANY shall fully cooperate with DEVELOPER in obtaining the landlord's consent to

DEVELOPER's execution of such lease or the seller's consent to DEVELOPER's execution of such purchase agreement or assignment of purchase agreement as the case may be.

         If DEVELOPER timely notifies COMPANY in writing that DEVELOPER desires to develop and operate a Store at such Target Site and COMPANY has not fully negotiated a lease or purchase agreement for such Target Site, then DEVELOPER will have thirty (30) days in which to negotiate and deliver to COMPANY a lease or purchase agreement for such Target Site in form for execution. If COMPANY disapproves the lease or purchase agreement for failure to meet COMPANY's requirements, DEVELOPER will have ten (10) business days within which to negotiate and deliver to COMPANY a revised lease or purchase agreement for such Target Site in form for execution. If COMPANY approves the lease or the purchase agreement for such Target Site, then DEVELOPER will (1) execute such lease or purchase agreement, as applicable, and (2) execute the Franchise Documents, and (3) pay to COMPANY a site location fee (the "SITE LOCATION FEE") equal to Ten Thousand Dollars ($10,000.00), plus COMPANY's reasonable out-of-pocket expenses in locating such Target Site and, to the extent applicable, partially negotiating the lease or purchase agreement, all within ten business (10) days after COMPANY's delivery of the License Documents to DEVELOPER.

         If DEVELOPER (a) declines the option to develop a Target Site, (b) fails to timely notify COMPANY of its election to develop a Target Site or (c) fails to timely execute the approved lease or purchase agreement and License Documents for a Target Site and pay the applicable fee as provided herein, then COMPANY or its designee may develop and operate a Store at such Target Site.

         Any Target Site for which DEVELOPER executes the License Documents and develops and opens a UNIT will count toward the Sub-Area Quota for the Sub-Area in which such Target Site is located. COMPANY will not be required to give notice to DEVELOPER or offer to DEVELOPER a license to develop a Store with regard to any suitable Target Site or Conversion Site (defined below) in a Sub-Area that COMPANY desires to develop and operate as a Store after the total number of sites for which DEVELOPER has executed a License Agreement and accepted as Target Sites or Conversion Sites for that Sub-Area equals the Sub-Area Quota.

         3.F.     DEVELOPER'S OPTION TO PURCHASE CONVERSION SITES.

         If, during the applicable Sub-Area Term for a particular Sub-Area, COMPANY acquires the shares or assets (which may include, by way of illustration and not by way of limitation, furniture, fixtures, equipment, leasehold improvements and/or leasehold interests) of any business operating a Bagel Store at one or more sites located within such Sub-Area which meet COMPANY's specifications and standards as in effect from time to time for conversion to UNITS (the "CONVERSION SITES"), and COMPANY determines in its sole discretion to convert such Conversion Sites to Stores, COMPANY agrees to offer to sell such Conversion Sites to DEVELOPER for the price paid therefor by COMPANY. Such price will include that portion of the direct and indirect costs and liabilities incurred or assumed by COMPANY in making such acquisition and allocated to such Conversion Site whether paid or owed to the seller of such Conversion Sites, an Affiliate or third parties and other expenses allocated or otherwise related to such Conversion Sites (including losses, whether from continuing operations or closing acquired units) plus interest at the COMPANY's cost of money on the balance of such amounts from time to time, provided that:

               (1) such sale will not, in the COMPANY's judgment, conflict with any existing legal obligation of COMPANY or the business being acquired; and

               (2) such sale will not, in the COMPANY's judgment, preclude the completion of the acquisition on the terms agreed to by COMPANY; and

               (3) such sale will not, in COMPANY's judgment, interfere with any other legal agreement, arrangement or combination or affect federal or state income tax consequences arising from the acquisition in a manner adverse to any of the parties thereto; and

               (4) such sale may, at COMPANY's option, include (at a price determined on the same basis as for Conversion Sites) certain acquired stores which fall within the Development Area or any Sub-Area but which do not meet COMPANY's criteria for conversion to UNITS and which may have to be closed or sold to a third party subsequent to DEVELOPER's acquisition; and

               (5) DEVELOPER agrees to (a) execute, concurrently with DEVELOPER's purchase, the License Documents, as modified for use in connection with a Conversion Site as necessary, for each and every such Conversion Site, (b) convert each such Conversion Site to a Store as soon as practicable thereafter (but in no event later than the date specified by COMPANY) in accordance with COMPANY's standards and specifications and (c) close or sell, within the reasonable time period specified by COMPANY, any acquired sites which are not suitable for conversion.

DEVELOPER shall have thirty (30) days after receipt of COMPANY's offer in which to accept or reject such offer by written notice to COMPANY. If accepted, DEVELOPER shall have thirty (30) days from the date of acceptance within which to complete the acquisition.

         In the event DEVELOPER rejects or fails to timely accept COMPANY's offer to sell such Conversion Sites or COMPANY is unable to extend such offer for any of the aforementioned reasons, COMPANY agrees that, provided DEVELOPER is in full compliance with this Agreement and all License Agreements and Franchise Agreements to which they are parties, it will not utilize or license the use of the Principal Marks at such Conversion Sites for one (1) year following COMPANY's acquisition thereof; provided, however, that COMPANY may operate, alter, modify, refurbish, remodel, promote and market any such Conversion Sites and use the Licensed Program and Computer System in the operation thereof during such one (1) year period. For purposes of this Section 3.F., all references to COMPANY shall be deemed to include its Affiliates.

         Any Conversion Site for which DEVELOPER executes the License Documents and develops and opens a Store shall count toward the Sub-Area Quota for the Sub-Area in which such Conversion Site is located as of the date of conversion.

         COMPANY agrees to use reasonable efforts to obtain input (including market and competitive information) from DEVELOPER in connection with the due diligence process undertaken by COMPANY in any potential acquisition of Conversion Sites in a particular Sub-Area during the applicable Sub-Area Term.

         3.G.     POST-TERM DEVELOPMENT.

               (1) Notwithstanding anything contained in this Section 3 to the contrary, if, at any time during the period commencing 18 months prior to expiration of the Development Term for each Sub-Area (including any Sub-Areas added pursuant to Section 3.G) and ending 24 months following the expiration of the Development Term for such Sub-Area (the "Post-Development Period"), either (a) COMPANY or its Affiliates or (b) DEVELOPER determines that such Sub-Area may accommodate additional Stores beyond those which are required under the Agreement (the "Post-Development Stores") and desires to conduct such additional development following the expiration of the Development Term for such Sub-Area, the party desiring to conduct such development shall provide the other with notice thereof ("Development Plan Notice"). Such notice shall contain any demographic, competitive or market analysis on which the notifying party based its determination and the development plan and schedule proposed for such additional development.

               (2) The parties shall, as soon as practicable following issuance and receipt of a Development Plan Notice and for a period of 45 days thereafter, engage in good faith negotiations for the execution of a new development agreement (the "Post-Development Agreement") in the form of development agreement then being used by COMPANY, which may contain different terms and/or higher fees than the Agreement, for the right to develop and acquire the license to operate the agreed-upon number of Stores.

               (3) If COMPANY and DEVELOPER timely agree on the terms of the Post-Development Agreement within the period specified in paragraph
          (2) above, COMPANY shall provide DEVELOPER with execution forms of the Post-Development Agreement, and DEVELOPER shall execute and return the Post-Development Agreement to COMPANY within 15 days of its receipt thereof and pay all fees due upon the execution thereof.

               (4) As to any particular Sub-Area, COMPANY shall have no obligation to negotiate with DEVELOPER pursuant hereto and may develop in such Sub-Area the Post-Development Stores itself, through its Affiliates or other franchisees or licensees if:

                    (a) DEVELOPER fails to commence good faith negotiations
               within seven (7) days of its receipt of a Development Plan Notice from COMPANY; or

                    (b) DEVELOPER and COMPANY have engaged in good faith
               negotiations as required hereunder but are unable to agree upon a final development schedule or form of Post-Development Agreement during the 45-day negotiation period; or

                    (c) DEVELOPER fails to execute the Post-Development
               Agreement and pay all fees required thereunder within the periods specified in subparagraph (3) below; or

                    (d) the Agreement is terminated, either in whole or with
               respect to the applicable Sub-Area, prior to its expiration date; or

                    (e) DEVELOPER or any of its Principal Owners receives a
               notice to cure, termination or default from COMPANY with respect to a breach or default of any provision of the Agreement, any Franchise Agreement, License Agreement, or any other agreement with COMPANY and which, if curable, has not been cured within any applicable cure period; or

                    (f) the Post-Development Period expires without either
               party issuing a Development Plan Notice.

4.       OTHER DISTRIBUTION METHODS.

         4.A.   SPECIAL DISTRIBUTION ARRANGEMENTS.

         DEVELOPER acknowledges and agrees that: (1) DEVELOPER is not granted, and COMPANY has no obligation to offer to DEVELOPER, any rights to operate Special Distribution Arrangements within or outside the Development Area or the Sub-Areas pursuant to this Agreement; and (2) the right to operate or grant to others the right to operate Special Distribution Arrangements is specifically reserved to COMPANY or its designees. If COMPANY, at any time and in its sole discretion, determines to offer DEVELOPER the right to operate a Special Distribution Arrangement at a Special Distribution Location designated by COMPANY, COMPANY will so notify DEVELOPER by delivering to DEVELOPER a form of Special Distribution Agreement. DEVELOPER will have fifteen (15)days after its receipt thereof to execute and deliver to COMPANY such executed Special Distribution Agreement. If DEVELOPER fails to execute and deliver to COMPANY the executed Special Distribution Agreement within such fifteen (15) day period or commence such Special Distribution Arrangement within the period specified therein, then DEVELOPER shall have no right to operate such Special Distribution Arrangement thereafter. COMPANY reserves the right under the Special Distribution Agreement, at any time and in its sole discretion with or without cause and regardless of the investment made by DEVELOPER in establishing or operating the Special Distribution Arrangement or the length of time the Special Distribution Arrangement has been in effect, to suspend or terminate DEVELOPER's right to operate the Special Distribution Arrangement, effective ninety (90) days after COMPANY's written notice to DEVELOPER. Notwithstanding the foregoing, COMPANY agrees that, if during the Development Term it intends to engage in a Special Distribution Arrangement at or from (a) a military facility, (b) an entertainment or sporting facility or event, (c) an airport, bus or train station, (d) a toll road or limited access highway facility, or (e) any specialty kiosk located in or adjacent to any similar facilities, located within the Development Area, COMPANY will offer DEVELOPER a Special Distribution Agreement, the execution of which shall be governed by this Section 4.A.

         4.B.     DELIVERY SERVICE.

         DEVELOPER acknowledges and agrees that: (1) DEVELOPER is not granted, and COMPANY has no obligation to offer to DEVELOPER, any rights within or outside the Development Area or the Sub-Areas to offer Delivery Service from any of the DEVELOPER Stores or otherwise pursuant to this Agreement; and (2) the right to provide Delivery Service is specifically reserved to COMPANY or its designees. If COMPANY, at any time and in its sole discretion, determines to offer Delivery Service in a designated Delivery Area in which a DEVELOPER Store is located, COMPANY will offer DEVELOPER the right to offer Delivery Service by delivering to DEVELOPER a form of Delivery Rider to this Agreement (or to the applicable Franchise Agreement or License Agreement). DEVELOPER will have fifteen (15) days after its receipt thereof to execute and deliver to COMPANY such executed Delivery Rider. A Delivery Facility will not be counted as a separate DEVELOPER Store for purposes of the Sub-Area Quotas or the Total Development Quota set forth in the Development Schedule. If DEVELOPER fails to execute and deliver to COMPANY such executed Delivery Rider within such fifteen
(15) day period or commence Delivery Service within the specified period, then DEVELOPER shall have no right to provide Delivery Service at such Store thereafter.

         If COMPANY determines in its sole discretion that all franchise owners and license owners of Stores in the trade area where a DEVELOPER Store is located, as such trade area is determined by COMPANY in its sole discretion and which in no event shall exceed the Marketing Area (as defined in the License Agreement), shall offer Delivery Service, COMPANY will notify DEVELOPER and will deliver to DEVELOPER a Delivery Rider to this Agreement (or to the applicable Franchise Agreement or License Agreement) which

DEVELOPER shall execute and return to COMPANY within fifteen (15) days after its receipt.

         COMPANY reserves the right under the Delivery Rider, at any time and in its sole discretion, with or without cause and regardless of the investment made by DEVELOPER in establishing and conducting Delivery Service or the length of time DEVELOPER has offered Delivery Service: (1) to reduce, modify or expand the Delivery Area, effective upon COMPANY's written notice to DEVELOPER, provided, however, that if a reduction or modification of the Delivery Area amounts to a termination of substantially all of DEVELOPER's rights to provide such services (except in the case of the exercise by COMPANY of its remedies under Section 15.C of this Agreement), such reduction or modification shall not be effective until 90 days after COMPANY's written notice to DEVELOPER; or (2) to suspend or terminate DEVELOPER's right to offer Delivery Service, effective ninety (90) days after COMPANY's written notice to DEVELOPER; and COMPANY may otherwise terminate DEVELOPER's right to offer Delivery Service on the terms of the Delivery Rider. In the event that COMPANY suspends or terminates DEVELOPER's right to offer Delivery Service, COMPANY reserves the right to require DEVELOPER to reinstate Delivery Service upon fifteen (15) days' prior written notice to DEVELOPER.

         4.C.     CATERING SERVICE.

         DEVELOPER acknowledges and agrees that: (1) DEVELOPER is not granted, and COMPANY has no obligation to offer to DEVELOPER, any rights within or outside the Development Area or the Sub-Areas to offer Catering Service from any of the DEVELOPER Stores or otherwise pursuant to this Agreement; and (2) the right to provide Catering Service is specifically reserved to COMPANY or its designees. If COMPANY, at any time and in its sole discretion, determines to offer Catering Service in a designated Catering Area in which a DEVELOPER Store is located, COMPANY will offer DEVELOPER the right to offer Catering Service by delivering to DEVELOPER a form of Catering Rider to this Agreement (or to the applicable Franchise Agreement or License Agreement). DEVELOPER will have fifteen (15) days after its receipt thereof to execute and deliver to COMPANY such executed Catering Rider. A Catering Facility will not be counted as a separate DEVELOPER Store for purposes of the Sub-Area Quotas or the Total Development Quota set forth in the Development Schedule. If DEVELOPER fails to execute and deliver to COMPANY such executed Catering Rider within such fifteen
(15) day period or commence Catering Service within the specified period, then DEVELOPER shall have no right to provide Catering Service within the designated Catering Area thereafter.

         If COMPANY determines in its sole discretion that all franchise owners and license owners of Stores in the trade area where a DEVELOPER Store is located, as such trade area is determined by COMPANY in its sole discretion and which in no event shall exceed the Marketing Area (as defined in the License Agreement), shall offer Catering Service, COMPANY will notify DEVELOPER and will deliver to DEVELOPER a Catering Rider to this Agreement

(or to the applicable Franchise Agreement or License Agreement) which DEVELOPER shall execute and return to COMPANY within fifteen (15) days after its receipt.

         COMPANY reserves the right under the Catering Rider, at any time and in its sole discretion, with or without cause and regardless of the investment made by DEVELOPER in establishing and conducting Catering Service or the length of time DEVELOPER has offered Catering Service: (1) to reduce, modify or expand the Catering Area, effective upon COMPANY's written notice to DEVELOPER, provided, however, that if a reduction or modification of the Catering Area amounts to a termination of substantially all of DEVELOPER's rights to provide such services (except in the case of the exercise by COMPANY of its remedies under Section 15.C of this Agreement), such reduction or modification shall not be effective until 90 days after COMPANY's written notice to DEVELOPER; or (2) to suspend or terminate DEVELOPER's right to offer Catering Service, effective ninety (90) days after COMPANY's written notice to DEVELOPER (in which case, DEVELOPER will not fill any orders for Catering Service after the expiration of such ninety (90) day period); and COMPANY may otherwise terminate DEVELOPER's right to offer Catering Service pursuant to the terms of the Catering Rider. In the event that COMPANY terminates or suspends DEVELOPER's right to offer Catering Service, COMPANY reserves the right to require DEVELOPER to reinstate Catering Service upon fifteen (15) days' prior written notice to DEVELOPER.

5.       DEVELOPMENT AND OPERATION OF COMMISSARIES.

         5.A.     OBLIGATION TO OPERATE COMMISSARIES.

         DEVELOPER acknowledges and agrees that in order to meet COMPANY's standards and specifications for Products (including, without limitation, the preparation and packaging of Products) and to maintain appropriate quality controls as required by this Agreement and the Franchise Agreements and License Agreements entered into by DEVELOPER, it will be necessary for DEVELOPER to establish one or more Commissaries in the Development Area. DEVELOPER agrees that, subject to this Agreement and such Franchise Agreements and License Agreements, it will establish and operate the number of Commissaries reasonably determined by COMPANY from time to time to be sufficient to supply the DEVELOPER Stores.

         DEVELOPER agrees that each Commissary (and, where the Commissary is operated under the same roof as a DEVELOPER Store or other approved retail establishment, that part of such facility which functions as the Commissary):
(1) will not under any circumstances offer for sale or sell to the general public any products or services; (2) will procure, prepare and distribute to DEVELOPER Stores only those Products and other materials and supplies specified by COMPANY; and (3) will not use a Commissary or its premises for any purpose other than the operation of the Commissary on the terms of this Agreement.

         5.B.     DEVELOPMENT AND OPENING OF COMMISSARIES.

         The location of any Commissary established by DEVELOPER pursuant to this Agreement shall be subject to COMPANY's approval in the manner described in Section 6.A. of this Agreement, and Section 6.B. of this Agreement shall apply to the lease for the Commissary. Each Commissary shall be developed, constructed and equipped in the manner described in Sections 4.B., 4.C. and 4.D of the Franchise Agreements and License Agreement. Section 4.F. of the Franchise Agreements and License Agreement shall apply to the opening and commencement of operation of the Commissary and Sections 4.H. and 4.I. of the Franchise Agreements and License Agreement shall apply to the relocation and financing of the Commissary, respectively. Notwithstanding the foregoing, DEVELOPER shall not be required to utilize the Trade Dress at a Commissary and DEVELOPER shall not be obligated to commence operation of a Commissary until 180 days after receipt of written notice that COMPANY requires DEVELOPER to develop a Commissary to supply the DEVELOPER Stores specified in such notice.

         5.C.     TRAINING AND GUIDANCE.

         DEVELOPER shall employ and maintain at all times at each Commissary throughout its operation at least one (1) Commissary Manager and one (1) Additional Commissary Manager. The Commissary Manager shall be the full time manager of the Commissary and the Additional Commissary Manager shall perform on a full-time basis such other operations for DEVELOPER as COMPANY may reasonably specify from time to time and both must successfully complete to COMPANY's satisfaction a COMPANY-certified management training program for the operation of the Commissary. DEVELOPER shall also employ the number of assistant managers and other personnel required for adequate staffing of each Commissary, and shall at all times keep COMPANY advised of the identities of the Commissary Manager, the Additional Commissary Manager and the assistant managers of each Commissary. Each Commissary at all times shall be under the direct, on-site supervision of a Commissary Manager, an Additional Commissary Manager or an assistant manager who has completed a training program conducted by COMPANY or DEVELOPER (if applicable) and who has been certified under the terms of the Development Agreement. DEVELOPER shall hire all employees of each Commissary and shall be exclusively responsible for the terms of their employment and compensation and for the proper training of such employees in the operation of a Commissary.

         In the event the certified Commissary Manager and/or the certified Additional Commissary Manager ceases to hold such position at the Commissary, DEVELOPER shall have thirty (30) days in which to appoint a substitute or replacement Commissary Manager and/or Additional Commissary Manager, who must attend and complete to COMPANY's satisfaction the initial management training program as specified above promptly after appointment. If COMPANY in its sole discretion determines that the Commissary Manager or Additional

Commissary Manager or any subsequently appointed Manager or Additional Commissary Manager has failed to satisfactorily complete the initial management training program or any additional or refresher training program, DEVELOPER shall immediately hire a substitute Commissary Manager or Additional Commissary Manager and promptly arrange for such person to complete the initial management training program to the satisfaction of COMPANY.

         5.D.   COMMISSARY MANUALS.

         COMPANY shall loan to DEVELOPER, for its sole use, one (1) copy of a set of COMPANY's confidential manuals relating to the development and operation of Commissaries (collectively the "Commissary Manuals"). The Commissary Manuals shall be furnished in the same manner and on the same terms as set out in
Section 5.C. of the Franchise Agreements and License Agreement with respect to the Store Manuals.

         5.E.   OPERATION OF THE COMMISSARY.

         DEVELOPER shall operate each Commissary in accordance with the standards, specifications and procedures which the COMPANY prescribes, and which COMPANY may change, in its sole discretion, from time to time, as set forth in the Commissary Manuals or otherwise in writing. Such standards, specifications and procedures may include, without limitation, requirements for: (1) Product preparation; (2) delivery drivers and delivery vehicles (whether or not owned by DEVELOPER); (3) management of the Commissary; (4) training of Commissary personnel involved in Product preparation and delivery;
(5) Commissary design, layout, equipment, fixtures and signage; (6) Product packaging; and (7) materials and supplies used in the operation of the Commissary.

          Without limiting the foregoing, DEVELOPER agrees to:

               (1) require all Commissary delivery drivers to strictly comply with all regulations, laws and ordinances applicable to the operation of motor vehicles and to use due care, taking into consideration road conditions, when operating motor vehicles in connection with Commissary operations;

               (2) require all Commissary delivery drivers to maintain adequate motor vehicle liability insurance that complies with all applicable laws and regulations and that extends to the operation of a motor vehicle used for commercial delivery;

               (3) maintain all Commissary motor vehicles in good and safe operating condition in full compliance with all applicable laws and regulations;

               (4) conduct initial and periodic (at least once every six (6) months) driving records checks on all Commissary delivery drivers;

               (5) require all Commissary delivery drivers to possess and maintain a valid driver's license;

               (6) suspend or, where appropriate under COMPANY's specifications and standards as in effect from time to time, terminate any Commissary delivery driver who does not conform to COMPANY's applicable standards and specifications for Commissary operations;

               (7) ensure that each Commissary is adequately stocked at all times with food and beverage products, ingredients and other items necessary to prepare and supply to the Stores serviced by the Commissary sufficient Products and other materials and supplies to ensure the optimum performance of those Stores;

               (8) ensure that each Commissary and its facilities are kept clean and are operated in a first class, sanitary, attractive and efficient manner and in accordance with COMPANY's standards and specifications;

               (9) ensure that the food preparation personnel at each Commissary are properly trained in the preparation of Products and that they prepare Products at all times in accordance with COMPANY's standards and specifications; and

               (10) use the Commissary, the premises of the Commissary and the motor vehicles used in the operation of the Commissary solely for the purposes contemplated by this Agreement.

          DEVELOPER agrees that COMPANY may conduct quality, service, cleanliness and other inspections of any Commissary from time to time and without notice in order to determine compliance with this Agreement and with the standards and specifications applied by COMPANY from time to time.

          COMPANY and DEVELOPER acknowledge and agree that the term "Royalty Base Revenue" (as defined in the License Agreement) shall not include revenue, if any, derived from DEVELOPER's or a Commissary's sale of products or other materials and supplies to Stores for resale to the public at such Stores.

         5.F. INSURANCE.

         During the operation of each Commissary, DEVELOPER shall maintain in force policies of insurance for the Commissary in the same manner as is required for the DEVELOPER Stores pursuant to Section 12.G. of the Franchise Agreements and License Agreement.

         5.G.     TRANSFERS.

         DEVELOPER agrees that no obligations, rights or interests of DEVELOPER in (a) A Commissary, (b) the lease for the premises of a Commissary or (c) the assets of a Commissary may be transferred without the prior written consent of COMPANY. Any purported transfer in violation of this Section shall constitute a breach of this Agreement and shall convey to the transferee no rights or interests in the foregoing.

         As used in this Section, the term "transfer" shall have the meaning ascribed to it in the License Agreement. In addition to the foregoing, a transfer will require the prior written consent of COMPANY where such transfer occurs by reason of: (a) divorce; (b) insolvency; (c) dissolution of a corporation, partnership or limited liability company; (d) will; (e) intestate succession; or (f) declaration of or transfer in trust.

         No transfer restricted by this Section may be effected unless a transfer of the DEVELOPER Stores which are serviced by the Commissary is made simultaneously to the same transferee.

         In granting its approval of a proposed transfer, COMPANY may also impose reasonable conditions upon its consent, including, without limitation, those conditions provided for in the License Agreement. Furthermore, any proposed transfer under this Section shall be subject to a right of first refusal of COMPANY on the terms set forth in Section 16.H. of the Franchise Agreements and the License Agreement.

         5.H.     EXPIRATION AND TERMINATION OF COMMISSARY OPERATIONS.

         COMPANY may require DEVELOPER to cease operation of a Commissary in the event that DEVELOPER does not comply with this Agreement with respect to such Commissary. Unless earlier terminated as provided herein, DEVELOPER's right and obligation to operate a Commissary shall expire when the Franchise Agreement or License Agreement for the last Store serviced by the Commissary has been terminated or has expired without renewal. Furthermore, DEVELOPER agrees that, notwithstanding any other provision of this Agreement to the contrary, COMPANY may, at any time and in its sole discretion with or without cause and regardless of the investment made by DEVELOPER in establishing a Commissary or the length of time DEVELOPER has operated the Commissary, require DEVELOPER to cease operation of the Commissary, effective upon 90 days written notice from COMPANY (except in the case of the exercise by COMPANY of its remedies under Section 15.C of this Agreement, in which case, the obligation to cease such operations shall be effective immediately upon written notice from COMPANY).

         5.I.     RIGHTS AND OBLIGATIONS OF COMPANY
                  AND DEVELOPER UPON TERMINATION OR
                  EXPIRATION OF RIGHT TO OPERATE A COMMISSARY.

         Upon the expiration or termination of DEVELOPER's right to operate a Commissary, DEVELOPER shall immediately remove the Marks from all vehicles used in the operation of the Commissary and shall return to COMPANY all copies of the Commissary Manuals.

         Furthermore, COMPANY shall have the right to purchase the assets of the Commissary on the same terms as set forth in Section 19.F. of the Franchise Agreements and License Agreement, including the ancillary rights set forth in
Section 19.F.

6.       GRANT OF LICENSES AND ADVERTISING REQUIREMENT.

         6.A.     SITE REVIEW AND APPROVAL.

         Annually throughout the Development Term, DEVELOPER shall purchase from COMPANY market plans on the demographics of each Sub-Area ("MARKET PLANS") in which DEVELOPER retains the right to develop DEVELOPER Stores. Such Market Plan shall be available to DEVELOPER at COMPANY's or its designee's then-current charges. At DEVELOPER's request, COMPANY or its designee may provide other demographic services at COMPANY's or its designee's then-current charges. Those charges will vary with the type of service requested.

         At DEVELOPER's request, COMPANY will provide to DEVELOPER, at COMPANY's or its designee's then-current charges, a report and grid map containing certain demographic information concerning a proposed site and surrounding area, which report and grid map may be prepared by COMPANY, its designee or by an independent demographic statistics service at COMPANY's direction.

         DEVELOPER shall comply with COMPANY's specifications and requirements regarding site selection, development and construction, including, without limitation, those concerning relations with and use of approved general contractors, subcontractors, real estate developers and lessors and, if requested by COMPANY, real estate broker(s). DEVELOPER shall submit to COMPANY a complete site approval request package and location feasibility analysis (a "SITE PACKAGE") on COMPANY's specified forms (containing such demographic, commercial, and other information and photographs as COMPANY may require from time to time) for each site at which DEVELOPER proposes and intends in good faith to establish and operate a Store and which DEVELOPER reasonably believes to conform to certain minimum site selection criteria established by COMPANY from time to time in its sole discretion. Each such Site Package shall include a designation of the type of UNIT DEVELOPER intends to develop at the site. In approving or disapproving any proposed site, COMPANY may consider such matters as it deems material from time to time, which factors may (but are not required to) include, without limitation, the type of UNIT proposed, demographic characteristics, traffic patterns, parking, visibility, allowed signage, the predominant character of the neighborhood, competition from other businesses providing similar services within the area (including other UNITS), the proximity to other businesses, the exclusivity granted to other franchise owners, license owners, or developers of UNITS, the nature of other businesses in proximity to the site, and other commercial characteristics (including the purchase price or rental obligations and other lease terms for the proposed site) and the size, appearance, and other physical characteristics of the proposed site. DEVELOPER acknowledges and agrees that COMPANY may alter the criteria or impose additional criteria for acceptable sites for UNITS at any time or from time to time in its sole discretion, that DEVELOPER shall abide by such site criteria as they exist from time to time and comply with its development obligations hereunder (including, but not limited to, Exhibit F hereof) and that no extension or alteration of the Opening Date (as set forth in Exhibit E) of any UNIT shall arise by reason of such altered or additional site criteria).

         DEVELOPER further acknowledges that each such proposed site will be evaluated based on the information provided in the Site Package and on the circumstances existing at the time of such evaluation. Consequently, a proposed site might be rejected when submitted, but if later re-submitted, approved for development by DEVELOPER, another developer, license owner, or franchise owner or by COMPANY or its Affiliates, subject to DEVELOPER's rights to exclusivity under this Agreement.

         COMPANY will approve or disapprove sites by delivery of written notice to DEVELOPER. (A site which COMPANY has approved pursuant hereto is referred to as an "APPROVED SITE.") COMPANY agrees to exert its reasonable best efforts to deliver such notification to DEVELOPER within thirty (30) days after receipt by COMPANY of a complete Site Package and such other materials requested by COMPANY from time to time, containing all information required by COMPANY. COMPANY shall have the right in its sole discretion to approve or disapprove a site, and DEVELOPER acknowledges and agrees that COMPANY shall have no liability therefor. Notwithstanding any other provision of this Agreement, COMPANY's failure to provide DEVELOPER with notice of its approval or disapproval of one or more proposed sites shall in no event constitute a waiver of COMPANY's right to approve or disapprove such sites or cause any extension of the applicable Development Schedule.

         6.B.     LEASE OF APPROVED SITES.

         DEVELOPER acknowledges that COMPANY has developed a standard form lease (the "FORM STORE LEASE") for Stores. COMPANY will furnish DEVELOPER with a copy of the current forms of Form Store Lease and DEVELOPER acknowledges that COMPANY may modify such forms from time to time in its sole discretion. DEVELOPER shall present the Form Store Lease to the lessor of an Approved Site, as applicable, and use its best efforts to cause the lessor or seller of such Approved Site to execute the Form Store Lease as the lease, sublease or assignment of lease (referred to herein as the "SITE AGREEMENT"), as applicable, for such Approved Site. If DEVELOPER fails to obtain the lessor's agreement to use the Form Store Lease as the Site Agreement, DEVELOPER shall cause lessor to include in the Site Agreement such standard lease terms as COMPANY may require or otherwise specifically approve in writing from time to time in its sole discretion.

         After receiving a copy of a proposed Site Agreement in form for execution, COMPANY shall have the right, in its sole discretion, to approve, approve with modification or disapprove such proposed Site Agreement, and DEVELOPER acknowledges and agrees that COMPANY shall have no liability therefor. COMPANY agrees to exert its best efforts to deliver such notification to DEVELOPER within twenty (20) days after receipt by COMPANY of the proposed Site Agreement. DEVELOPER agrees that it will not execute a Site Agreement without the prior written approval of COMPANY, and any such Site Agreement shall contain the express condition precedent of COMPANY's prior written approval thereof. DEVELOPER shall deliver to COMPANY a copy of the fully signed Site Agreement as previously approved within fifteen (15) days after its full execution. DEVELOPER further agrees that it will not execute or agree to any modification of the Site Agreement which would affect COMPANY's rights without the prior written approval of COMPANY.

         If DEVELOPER fails to obtain lawful possession of an Approved Site (through lease, sublease or assignment) within sixty (60) days after delivery of COMPANY's approval of the Approved Site, COMPANY may, in its sole discretion, withdraw approval of such site at any time.

         If DEVELOPER owns an Approved Site, DEVELOPER will, at the request of COMPANY, enter into a lease with COMPANY under COMPANY's then-current form of lease for a term equal to the term of the Franchise and for a rental equal to the Approved Site's fair market rental value, and will sublease the Approved Site from COMPANY on the same terms as the prime lease. If DEVELOPER and COMPANY cannot agree on the fair market rental value of such an Approved Site, then such rental value shall be determined by an independent appraiser selected by COMPANY and DEVELOPER, and if they are unable to agree on an independent appraiser, COMPANY and DEVELOPER shall each select an independent appraiser, who shall select a third independent appraiser, and the fair market rental value shall be deemed to be the average of the three (3) independent appraisals made by such appraisers.

         6.C.     EXECUTION OF LICENSE AGREEMENTS.

         Provided that (1) DEVELOPER is then in full compliance with all of the terms and conditions of this Agreement, (2) DEVELOPER is in full compliance with all Franchise Agreements and License Agreements it has entered into, and
(3) DEVELOPER has obtained legal possession of an Approved Site, COMPANY agrees to offer to DEVELOPER a License to operate a Store at such Approved Site by delivering to DEVELOPER a License Agreement in form for execution by DEVELOPER and its Principal Owners. Such License Agreement shall be executed and returned to COMPANY at the earlier of fifteen
(15) days after COMPANY's delivery thereof, or prior to the opening of the Store, together with the fees required to be paid upon execution thereof. COMPANY may withdraw its offer to grant a License for a Store at such Approved Site and withdraw its approval of such site at any time prior to COMPANY's receipt of all applicable payments and COMPANY's execution of the License Agreement. In no event may a DEVELOPER Store developed hereunder be opened for business prior to DEVELOPER's receipt of written notice from COMPANY authorizing the opening of such Store.

         6.D.     INITIAL LICENSE AND ROYALTY FEES.

         For each License granted pursuant to this Agreement during the Development Term or the applicable Sub-Area Term, the fees shall be as provided in the then-current form of License Agreement, except that the Initial License Fee (defined in the License Agreement) shall be Thirty-Five Thousand Dollars ($35,000.00), and the Royalty Fee (as defined in the License Agreement) shall be an amount equal to eight percent (8%) of the Store's Royalty Base Revenue (as defined in the License Agreement).

         6.E.     ADVERTISING EXPENDITURES.

         DEVELOPER shall cause each DEVELOPER Store to contribute to the Local Ad Fund (as defined in the License Agreement) for such DEVELOPER Store an amount equal to the standard Local Ad Fund contribution required pursuant to the applicable License Agreement; provided, however, that, on notice from COMPANY, DEVELOPER shall also cause each such DEVELOPER Store to contribute to the standard Local Ad Fund such additional amounts which, when aggregated with the Local Ad Fund contributions of the other DEVELOPER Stores, will be sufficient to enable DEVELOPER, through the Local Ad Fund, to commence Required Television Advertising within one year of the opening of the first Store and to continue Required Television Advertising thereafter throughout the Agreement Term.

7.       INITIAL PAYMENTS.

         7.A.     DEVELOPMENT FEE.

         Concurrently with the execution of this Agreement, DEVELOPER shall pay to COMPANY the sum set forth on Exhibit C hereof as a nonrefundable development fee (the "DEVELOPMENT FEE") which shall be deemed fully earned by COMPANY upon execution of this Agreement. The Development Fee shall equal the sum derived by multiplying the number of Stores to be developed under this Agreement, as set forth on Exhibit E, by Five Thousand Dollars ($5,000.00). The Development Fee is paid to compensate COMPANY for its services in connection with this Agreement, including but not limited to providing assistance in the development of DEVELOPER's Market Real Estate Development Plan and providing initial orientation training programs.

         7.B.     REAL ESTATE SERVICES FEE.

         Concurrently with the execution of this Agreement, DEVELOPER shall pay to COMPANY a nonrefundable real estate services fee (the "Real Estate Services Fee"), which fee shall be deemed fully earned by COMPANY upon execution of this Agreement. The Real Estate Services Fee shall equal the total derived by multiplying the number of Stores to be developed under this Agreement, as set forth on Exhibit E, by Five Thousand Dollars ($5,000.00). The Real Estate Services Fee is paid to compensate COMPANY for its services in connection with this Agreement, including but not limited to providing certain advisory services regarding demographic analysis and cannibalization studies for trade areas related to proposed and established UNITS, maintenance of lease files and compliance with reporting requirements thereunder, and general advisory services regarding other real estate matters.

8.       MARKS.

         8.A.     GOODWILL AND RIGHTS TO USE THE MARKS.

         DEVELOPER acknowledges that DEVELOPER right to use the Marks, as described in this Agreement and which include the Principal Marks set forth in Exhibit K hereto, is derived solely from this Agreement and is limited to the development of Stores by DEVELOPER pursuant to and in compliance with this Agreement and all applicable standards, specifications, and procedures prescribed by COMPANY from time to time during the Agreement Term. Developer further acknowledges that COMPANY'S right to use and sublicense the use of certain of the Marks may derive from agreements between COMPANY and third-party licensors. Any unauthorized use of the Marks by DEVELOPER shall constitute a breach of this Agreement and an infringement of the rights of COMPANY in and to the Marks and may constitute a breach by COMPANY of its license agreement(s) with its licensor(s). DEVELOPER acknowledges and agrees that all usage of the Marks by DEVELOPER and any goodwill established thereby shall inure to the exclusive benefit of COMPANY or its licensor(s), as applicable, and that this Agreement does not confer any goodwill or other interests in the Marks upon DEVELOPER, other than the right to use the Principal Marks and the other Marks associated with the Principal Marks in the development of the DEVELOPER Stores in compliance with this Agreement. All provisions of this Agreement applicable to the Marks shall apply to any other trademarks, service marks, commercial symbols and trade dress hereafter authorized, in writing (including by inclusion in any trademark usage or similar guide or manual issued to franchise owners and license owners by COMPANY), for use by and licensed to DEVELOPER by COMPANY.

         8.B.     LIMITATIONS ON DEVELOPER'S USE OF MARKS.

         Except with the written consent of COMPANY, DEVELOPER shall not use any Mark as part of any corporate name or other name of DEVELOPER or with any prefix, suffix, or other modifying words, terms, designs, or symbols, or in any modified form, nor may DEVELOPER use any Mark in connection with the performance or sale of any unauthorized services or products or in any other manner not expressly authorized in writing by COMPANY. DEVELOPER agrees to clearly identify itself as an independent operator/developer and licensee of COMPANY and to display the Marks prominently in the manner prescribed by COMPANY. DEVELOPER agrees to give such notices of trademark and service mark registrations as COMPANY specifies and to obtain such business name registrations as may be required under applicable law.

         8.C.     NOTIFICATION OF INFRINGEMENTS AND CLAIMS.

         DEVELOPER shall immediately notify COMPANY of any apparent infringement of or challenge to DEVELOPER's use of any Mark, or claim by any person of any rights in any Mark. DEVELOPER shall not communicate with any person other than COMPANY and its counsel and, if applicable, COMPANY'S licensor and its counsel, with respect to any such infringement, challenge or claim. COMPANY (and its licensor, if applicable) shall have sole discretion to take such action as it deems appropriate in connection with the foregoing, and the right to control exclusively any settlement, litigation, arbitration or Patent and Trademark Office or other proceeding arising out of any such alleged infringement, challenge or claim or otherwise relating to any Mark. DEVELOPER agrees to execute any and all instruments and documents, render such assistance, and do such acts and things as may, in the opinion of COMPANY's counsel, be necessary or advisable to protect and maintain the interests of COMPANY in any litigation or other proceeding or to otherwise protect and maintain the interests of COMPANY in the Marks. COMPANY will reimburse DEVELOPER for the reasonable out-of-pocket expenses incurred and paid by DEVELOPER in complying with the requirements imposed by this Section; provided, however, that if any action taken by COMPANY results in any monetary recovery for DEVELOPER (by way of counterclaim or otherwise) which exceeds DEVELOPER's costs, then DEVELOPER must pay its own costs and share pro rata in COMPANY's costs therefor up to the amount of DEVELOPER's share of such recovery.

         8.D.     DISCONTINUANCE OF USE OF MARKS.

         If it becomes advisable at any time in COMPANY's sole judgment, or pursuant to any agreement between COMPANY and a licensor of any of the Marks, for DEVELOPER to modify or discontinue use of any Mark and/or for DEVELOPER to use one or more additional or substitute trademarks or service marks or an additional or substitute type of trade dress, DEVELOPER agrees to immediately comply with COMPANY's directions to modify or otherwise discontinue the use of such Mark, and/or to use one or more additional or substitute trademarks, service marks, logos or commercial symbols or additional or substitute trade dress after notice thereof by COMPANY. Neither COMPANY nor its Affiliates shall have any obligation to reimburse DEVELOPER for any expenditures made by DEVELOPER to modify or discontinue the use of a Mark or to adopt additional or substitute marks for discontinued Marks, including, without limitation, any expenditures relating to advertising or promotional materials or to compensate DEVELOPER for any goodwill related to the discontinued Mark.

         8.E.     INDEMNIFICATION OF DEVELOPER.

         COMPANY agrees to indemnify DEVELOPER against and to reimburse DEVELOPER for all damages for which DEVELOPER is held liable in any claim, action or proceeding brought by any person or entity claiming to have trademark or other rights to any of the Marks licensed hereunder or any name or trademark similar thereto arising out of DEVELOPER's authorized use of the Marks, pursuant to and in compliance with this Agreement, and for all costs reasonably incurred by DEVELOPER in the defense of any such claim brought against DEVELOPER or in any proceeding in which DEVELOPER is named as a party, provided that DEVELOPER has timely notified COMPANY of such claim or proceeding, has given COMPANY sole control of the defense and settlement of any such claim, has otherwise complied with the requirements of this Agreement regarding use of the Marks, and this Agreement is in full force and effect, and provided further, that the indemnification provided by this Section 8.E shall not extend to any claim, action or proceeding brought by any person or entity alleging any prior common law trademark rights.

         8.F.     NON-DENIGRATION.

         If COMPANY authorizes DEVELOPER to use the Albert Einstein Indicia, the word EINSTEIN Alone or the Albert Einstein Publicity Symbols, DEVELOPER agrees not to use the Albert Einstein Indicia, the Albert Einstein Publicity Symbols or any name that includes the name "EINSTEIN" in any manner that denigrates, disparages, defames or otherwise reflects poorly on the character of Albert Einstein.

         8.G.     MARKING REQUIREMENTS.

         If COMPANY authorizes DEVELOPER to use the Albert Einstein Indicia, the word EINSTEIN Alone or the Albert Einstein Publicity Symbols, DEVELOPER agrees that it will use such marks in a manner that is consistent with good trademark practice, and shall affix onto substantially all written advertising material, written promotional material, and the ENBC Promotional Items, to the extent practicable as to size and being readily visible, a legend indicating that such marks are being used under license from the Hebrew University of Jerusalem. The following is an example of a satisfactory legend or words:
"Intellectual Property of Albert Einstein is used under license from Hebrew University represented by The Roger Richman Agency of Beverly Hills." In the event DEVELOPER uses the Albert Einstein

Indicia, the word EINSTEIN Alone or the Albert Einstein Publicity Symbols hereunder in connection with a television or radio advertisement, DEVELOPER shall cause such legend or words to appear on the leader.

9.       COPYRIGHTS.

         9.A.     OWNERSHIP OF COPYRIGHTED WORKS.

         DEVELOPER and COMPANY acknowledge and agree (1) that COMPANY may authorize DEVELOPER to use certain copyrighted or copyrightable works (the "Copyrighted Works"), (2) that the Copyrighted Works are the valuable property of COMPANY or its Affiliates or, as applicable, their licensors and (3) that the DEVELOPER's rights to use the Copyrighted Works are granted to DEVELOPER solely on the condition that DEVELOPER complies with the terms of this Section. DEVELOPER acknowledges and agrees that COMPANY owns or is the licensee of the owner of the Copyrighted Works and may further create, acquire or obtain licenses for certain copyrights in various works of authorship used in connection with the operation of UNITS, including, but not limited to, all categories of works eligible for protection under the United States copyright laws, all of which shall be deemed to be Copyrighted Works under this Agreement. Such Copyrighted Works include, but are not limited to, the Development Manual, advertisements, promotional materials, labels, menus, posters, coupons, gift certificates, signs and store designs, plans and specifications and may include all or part of the Marks, Trade Dress (defined in the License Agreement), Licensed Program and other portions of the System. DEVELOPER acknowledges that this Agreement does not confer any interest in the Copyrighted Works upon DEVELOPER, other than the right to use them in connection with the development of the Stores in compliance with this Agreement. If COMPANY authorizes DEVELOPER to prepare any adaptation, translation or work derived from the Copyrighted Works, or if DEVELOPER prepares any Copyrighted Works such as menus, advertisements, posters or promotional materials, DEVELOPER hereby agrees that such adaptation, translation, derivative work or Copyrighted Work shall be the property of COMPANY and DEVELOPER hereby assigns all its right, title and interest therein to COMPANY (or such other person identified by COMPANY). DEVELOPER agrees to execute any documents, in recordable form, which COMPANY determines are necessary to reflect such ownership. DEVELOPER shall submit all such adaptations, translations, derivative works and Copyrighted Works to COMPANY for approval prior to use.

         9.B.     LIMITATION ON DEVELOPER'S USE OF COPYRIGHTED WORKS.

         DEVELOPER acknowledges that DEVELOPER's right to use the Copyrighted Works, as described in this Agreement, is derived solely from this Agreement and is limited solely to uses directly connected with the development of Stores by DEVELOPER during the Development Term pursuant to and in compliance with this Agreement and all applicable standards, specifications, and operating procedures prescribed by COMPANY from time to time.

DEVELOPER shall ensure that all Copyrighted Works used hereunder shall bear an appropriate copyright notice under the Universal Copyright Convention or other copyright laws prescribed by COMPANY specifying that COMPANY or an Affiliate of COMPANY is the owner of the copyright therein. Any unauthorized use, adaptation, publication, reproduction, preparation of derivative works, distribution of copies (whether by sale or other transfer of ownership, or by rental, lease or lending), or attempts to recreate all or a portion of such Copyrighted Works shall constitute a breach of this Agreement and an infringement of the rights of COMPANY in and to the Copyrighted Works.

         9.C.     NOTIFICATION OF INFRINGEMENTS AND CLAIMS.

         DEVELOPER shall immediately notify COMPANY of any actual or apparent infringement of or challenge to any of the Copyrighted Works, or claim by any person of any rights in the Copyrighted Works. DEVELOPER shall not communicate with any person other than COMPANY and its counsel in connection with any such infringement, challenge or claims. COMPANY shall have the sole discretion to take such action as it deems appropriate in connection with the foregoing, and the right to control exclusively any settlement, litigation, arbitration or administrative proceeding arising out of any such alleged infringement, challenge or claim or otherwise relating to the Copyrighted Works. DEVELOPER agrees to execute any and all instruments and documents, render such assistance, and do such acts and things as may, in the opinion of COMPANY's counsel, be necessary or advisable to protect and maintain the interests of COMPANY in any litigation or other proceeding or to otherwise protect and maintain the interests of COMPANY in the Copyrighted Works. COMPANY will reimburse DEVELOPER for the reasonable out-of-pocket expenses incurred and paid by DEVELOPER in complying with the requirements imposed by this Section; provided, however, that if any action taken by COMPANY results in any monetary recovery for DEVELOPER (by way of counterclaim or otherwise) which exceeds DEVELOPER's costs, then DEVELOPER must pay its own costs and share pro rata in COMPANY's costs therefor up to the amount of DEVELOPER's share of such recovery.

         9.D.     DISCONTINUANCE OF USE OF COPYRIGHTED WORKS.

         If it becomes advisable at any time in COMPANY's sole judgment for DEVELOPER to modify or discontinue use of any of the Copyrighted Works and/or for DEVELOPER to use one or more additional or substitute copyrighted or copyrightable items, DEVELOPER agrees to immediately comply with COMPANY's directions to modify or otherwise discontinue the use of the Copyrighted Works and/or to use one or more substitute materials. Neither COMPANY nor its Affiliates shall have any obligation to reimburse DEVELOPER for any expenditures made by DEVELOPER to modify or discontinue the use of any Copyrighted Work or to adopt additional or substitute copyrighted or copyrightable items.

10.      COMPUTER SYSTEM AND SOFTWARE.

         10.A.    GRANT OF LICENSE.

         COMPANY hereby grants to DEVELOPER a nonexclusive, nontransferable, nonassignable license to use the Licensed Program and Support/Control Programs, subject to the following terms and conditions:

          (1) The Licensed Program and Support/Control Programs shall be installed and tested on the Computer System at DEVELOPER's principal office by COMPANY or its designee. If DEVELOPER does not purchase the Computer System from COMPANY, DEVELOPER must pay COMPANY or its designee a reasonable installation and testing fee upon completion of COMPANY's or its designee's installation and testing of the operation of the Licensed Program and Support/Control Programs with the Computer System. DEVELOPER acknowledges and agrees that COMPANY's current installation and testing fee of $5,000 is reasonable. COMPANY agrees that the installation and testing fee applicable to any License Agreement executed pursuant to this Agreement will not exceed $5,000.

          (2) Except with the prior written consent of COMPANY, the Licensed Program and Support/Control Programs shall not be operated by persons other than DEVELOPER and employees of DEVELOPER, shall not be operated on equipment other than the Computer System, shall not be used in conjunction with any other computer applications program, and shall not be operated at locations other than DEVELOPER's principal office; provided, however, that with prior notice to COMPANY, DEVELOPER may operate the Licensed Program and Support/Control Programs on equipment other than the Computer System and at a location other than DEVELOPER's principal office to the extent required due to malfunction of the Computer System or other cause beyond the reasonable control of DEVELOPER, but not for any period longer than seven (7) consecutive days unless otherwise agreed in writing by COMPANY.

          (3) The Licensed Program and Support/Control Programs shall be used in DEVELOPER's development and supervision of the DEVELOPER Stores and shall not be used for any other purpose.

          (4) Without limiting the foregoing, DEVELOPER shall not, and shall not allow its employees or agents to: (a) sell, assign, lease, sublicense, pledge, grant a security interest with respect to, market or commercially exploit, in any way, the Licensed Program or Support/Control Programs or any component thereof, or any data generated by the use of the Licensed Program or Support/Control

               Programs or any component thereof; (b) disclose or grant access to the Licensed Program or Support/Control Programs, or any data generated by the use thereof or any component thereof, to any third party other than one to whom COMPANY has consented in writing and who has agreed in writing with COMPANY to keep them confidential; (c) copy or reproduce the Licensed Program or Support/Control Programs, or any data generated by the use thereof or any component thereof, in any manner, except to the extent necessary for normal back-up and operating thereof; or
               (d) alter, modify or adapt the Licensed Program or Support/Control Programs, any documentation relating thereto or any component thereof, including, but not limited to, by translating, decompiling, reverse engineering or disassembling them.

          (5) DEVELOPER acknowledges and agrees that the Licensed Program and Support/Control Programs and any data generated by their use are the valuable, proprietary property and trade secret of COMPANY or, as applicable, of COMPANY's licensor, and DEVELOPER agrees to use the utmost care to safeguard the Licensed Program and Support/Control Programs and any data generated by their use and to maintain the copyright protection and the secrecy and confidentiality thereof. DEVELOPER shall not undertake to patent, copyright or otherwise assert proprietary rights to the Licensed Program or Support/Control Programs or any data generated by their use or any portion thereof. DEVELOPER recognizes that all or part of the Licensed Program and Support/Control Programs and any data generated by their use may be copyrighted and agrees that this shall not be construed as causing the copyrighted material to be public information. DEVELOPER will ensure that all copies of the Licensed Program and Support/Control Programs and any data generated by their use or any components thereof in its possession contain an appropriate copyright notice under the Universal Copyright Convention or other notice of proprietary rights specified by COMPANY.

          (6) DEVELOPER shall promptly disclose to COMPANY all ideas and suggestions for modifications or enhancements of the Licensed Program and/or Support/Control Programs conceived or developed by or for DEVELOPER, and COMPANY and its Affiliates shall have the right to use and license such ideas and suggestions. All modifications and enhancements made to the Licensed Program or Support/Control Programs together with the copyright therein shall be the property of COMPANY or its licensor, as applicable, without regard to the source of the modification or enhancement, and DEVELOPER hereby assigns all of its right, title, and interest in any ideas, modifications, and enhancements to COMPANY (or such other persons designated by COMPANY). DEVELOPER agrees to execute any document, in recordable form, which COMPANY determines is necessary to reflect such ownership.

          (7) COMPANY or its designee shall have the right at all times to access the Licensed Program and Support/Control Programs and to retrieve, analyze and use all data in the files of DEVELOPER related thereto.

          (8) COMPANY or its designee shall provide to DEVELOPER all upgrades, modifications, improvements, enhancements, extensions and other changes to the Licensed Program and Support/Control Programs approved by COMPANY for use in connection with the operation of Stores, and DEVELOPER shall promptly implement their use.

          (9) Upon expiration or termination of this Agreement, DEVELOPER shall allow COMPANY's or its designee's employees or agents to remove the Licensed Program and Support/Control Programs from the Computer System, shall immediately return the Licensed Program and Support/Control Programs, each component thereof, and any data generated by their use to COMPANY or its designee, and shall immediately destroy any and all back-up or other copies of the Licensed Program, the Support/Control Programs, any parts thereof, documentation for the Licensed Program and Support/Control Programs and any data generated by their use, and other materials or information which relate to or reveal the Licensed Program and Support/Control Programs, their operation or any data generated by their use.

         10.B.    SOFTWARE LICENSE FEE.

         DEVELOPER agrees to pay to COMPANY or its designee(s) upon installation of the Licensed Program on DEVELOPER's Computer System, a software license fee (the "Software License Fee") in the amount of Sixteen Thousand Dollars ($16,000.00). The Software License Fee shall be fully earned by COMPANY or its designee upon installation of the Licensed Program on the Computer System and is non-refundable in whole or in part.

         10.C.    SOFTWARE SUPPORT SERVICE.

         During the Agreement Term and, provided that DEVELOPER is in compliance with the terms of this Agreement, COMPANY or its designee shall provide to DEVELOPER such support services as COMPANY deems reasonably necessary to cause the Licensed Program and Support/Control Programs to perform on the Computer System in accordance with the standards therefor as specified from time to time by COMPANY. Such support services shall not extend to (a) error corrections, operational support and assistance resulting from DEVELOPER's use or operation of software which is not authorized by COMPANY for use on the Computer System, (b) software training or (c) hardware maintenance. Such support service shall include non-procedural Help Desk calls. All procedural Help Desk calls will be handled by COMPANY for an additional fee of $25 per call.

         10.D.    SOFTWARE SUPPORT SERVICE FEE.

         For the software support service with respect to the Licensed Program provided to DEVELOPER, as described above, DEVELOPER agrees to pay to COMPANY or its designee a periodic software support service fee ("Software Support Fee") in the amount of Four Hundred Dollars ($400.00). Such fee shall be payable in advance for each Accounting Period on or before the eighth (8th) day prior to commencement of such period commencing on the installation of the Licensed Program on the Computer System. The Software Support Fee may be increased by COMPANY from time to time, at its sole option, upon written notice to DEVELOPER, subject to any limitation set forth in the License Agreement.

         For the software support service relating to the Support/Control Programs provided to DEVELOPER by COMPANY, no additional fee will be charged. In the event DEVELOPER requests, and COMPANY, in its sole discretion, determines to perform, other support services (e.g., software training, hardware maintenance) not provided for in this Agreement, COMPANY will charge DEVELOPER an additional fee at COMPANY's then-current hourly rate, plus expenses for such support services. DEVELOPER acknowledges that COMPANY's current rate for such services is $75 per hour and agrees that such rate is reasonable.

         10.E.    MODIFICATION, ENHANCEMENT AND REPLACEMENT
                  OF COMPUTER SYSTEM AND SOFTWARE.

         DEVELOPER acknowledges that COMPANY may, during the term of this Agreement, require DEVELOPER to modify, enhance and/or replace all or any part of the Computer System, the Licensed Program, the Support/Control Programs and/or the Specified Software at DEVELOPER's expense, and agrees, within sixty
(60) days of receipt of notice from COMPANY, to acquire, or acquire the right to use for the remainder of the term of this Agreement and implement, the modified, enhanced or replacement version of the Computer System, the Licensed Program, the Support/Control Programs and/or Specified Software as specified by COMPANY and to take any and all other actions as may be necessary to enable them to operate as specified by COMPANY. Any such modifications, enhancements, and replacements may require DEVELOPER to incur additional costs to purchase, lease and/or license new or modified computer hardware and/or software or other equipment and to obtain different and/or additional service and support services during the term of this Agreement. DEVELOPER acknowledges that COMPANY cannot estimate the costs of future enhancements, modifications, and replacements to the Computer System, the Licensed Program, the Support/Control Programs and/or Specified Software, and that the cost to DEVELOPER of obtaining such enhancements, modifications, and replacements, may not be fully amortizable over the remainder of the Development Term or the Agreement Term. Nonetheless, DEVELOPER agrees to incur such costs in connection therewith, provided that the COMPANY is then currently specifying the same enhancements, modifications, and replacements for use in COMPANY-operated Stores.

         10.F.    WARRANTIES AND LIMITATION OF LIABILITY.

         COMPANY represents and warrants to DEVELOPER that: (1) COMPANY has the right to license the Licensed Program and Support/Control Programs to DEVELOPER, as set forth in this Agreement; and (2) to the best of COMPANY's knowledge, the Licensed Program and Support/Control Programs do not, and as a result of any enhancements, improvements or modifications provided by COMPANY, will not infringe upon any United States patent, copyright or other proprietary right of any third party. In the event DEVELOPER's use of the Licensed Program or Support/Control Programs or any portion thereof, as provided by COMPANY, is enjoined as a result of a claim by a third party of patent or copyright infringement or violation of proprietary rights, COMPANY shall, in its sole discretion, either (i) procure for DEVELOPER the right to continue use of the Licensed Program or Support/Control Programs as contemplated hereunder, or (ii) replace the Licensed Program or Support/Control Programs or modify it such that there is no infringement of the third party's rights. Such action by COMPANY shall be DEVELOPER's sole and exclusive remedy against COMPANY in such event.

         Neither COMPANY nor its designee represents or warrants to DEVELOPER, and expressly disclaims any warranty, that the Licensed Program or Support/Control Programs are error-free or that their operation and use by DEVELOPER will be uninterrupted or error-free. Neither COMPANY nor its designee shall have any obligation or liability for any expense or loss incurred by DEVELOPER arising from use of the Licensed Program or Support/Control Programs in conjunction with any other computer program.

         EXCEPT FOR THE ABOVE EXPRESS LIMITED WARRANTIES, COMPANY AND/OR ITS DESIGNEE MAKE NO WARRANTIES, EXPRESS OR IMPLIED, ORAL OR WRITTEN, WITH RESPECT TO THE LICENSED PROGRAM, SUPPORT/CONTROL PROGRAMS, PROGRAM DOCUMENTATION, OR ANY OTHER MATERIAL FURNISHED HEREUNDER, OR ANY COMPONENT THEREOF AND THERE ARE EXPRESSLY EXCLUDED ALL WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT THERETO.

         10.G.    SUBCOMPONENT LICENSES AND THIRD-PARTY LICENSES.

         DEVELOPER acknowledges that the Licensed Program and Support/Control Programs contain third-party components and subcomponents which COMPANY has the authority to license to DEVELOPER as part of the Licensed Program and Support/Control Programs pursuant to and in accordance with software license agreements with third-party vendors

(collectively, the "Component Licenses"). In addition, DEVELOPER acknowledges that acquisitions by DEVELOPER of all or portions of the Computer System and the Specified Software from or through the COMPANY are governed by license or other agreements by and between third-party vendors and COMPANY, which agreements specifically permit COMPANY to sell and/or sublicense all or portions of the Computer System and the Specified Software to DEVELOPER or specifically require DEVELOPER to agree to be bound by the terms thereof (either type of license hereinafter referred to as the "Third Party Licenses"). DEVELOPER therefore hereby agrees to be bound by the terms of each Component License and, to the extent DEVELOPER purchases all or portions of the Specified Software or the Computer System from or through COMPANY, each relevant Third Party License, in each case as if DEVELOPER was a party thereto, and agrees that the vendors and licensors of all or portions of the Specified Software and the Computer System and the licensors of all or portions of the Licensed Program (collectively, the "Vendors") are third-party beneficiaries of this Agreement with full rights to enforce this Agreement as it pertains to the purchased items and the Licensed Program and Support/Control Programs. DEVELOPER further agrees to indemnify and hold harmless COMPANY and each of the Vendors from and against all costs, expenses, and damages arising out of or based upon any breach or claim of a breach of this Agreement, the Third Party Licenses or Component Licenses by DEVELOPER, its directors, officers, employees, agents and owners.

         10.H.    COVENANT TO USE ONLY SPECIFIED SOFTWARE AND
                  LICENSED PROGRAM SUPPORT/CONTROL PROGRAMS.

         DEVELOPER acknowledges that operating non-Specified Software on the Computer System with the Specified Software and/or the License Program and Support/Control Programs may cause errors or other interruptions to or problems with the Specified Software, Licensed Program and/or Support/Control Programs. Therefore, DEVELOPER hereby agrees to operate only Specified Software, the Licensed Program and the Support/Control Programs on the Computer System.

11.      CONFIDENTIAL INFORMATION.

         COMPANY or its licensors, as applicable, possess and may further develop and acquire certain confidential and proprietary information and trade secrets, including, but not limited to, the following categories of information, methods, techniques, procedures and knowledge developed or to be developed by COMPANY or its Affiliates or their consultants, contractors or designees, and/or franchise owners, license owners, and developers (the "CONFIDENTIAL INFORMATION"):

          (1) methods, techniques, equipment, specifications (including Design Specifications, as defined in the License Agreement), standards, policies, procedures, information, concepts and systems relating to and knowledge of and experience in the development, operation, franchising and licensing of UNITS and the development and operation of Commissaries; and

          (2) marketing and promotional programs for UNITS; and

          (3) knowledge concerning the logic, structure and operation of computer software programs which COMPANY authorizes for use in connection with the operation of UNITS (including, without limitation, the Licensed Program), and all additions, modifications and enhancements thereof, and all data generated from use of such programs and the logic, structure and operation of database file structures containing such data and all additions, modifications and enhancements thereof; and

          (4) sales data and information concerning consumer preferences and inventory requirements for Products, materials and supplies, and specifications for and suppliers of certain materials, equipment and fixtures for UNITS (including, without limitation, the Stores) and for Commissaries; and

          (5) ingredients, formulas, mixes, spices, seasonings, recipes for and methods of preparation, baking, cooking, freezing, serving, packaging, catering and delivery of, Products and other items sold at UNITS; and

          (6) information concerning Product sales, operating results, financial performance and other financial data of UNITS (including, without limitation, the Stores); and

          (7) the Development Manual (defined in Section 13.J. of this Agreement), the Commissary Manuals (defined in Section 5.D of this Agreement) and the Store Manuals (defined in the License Agreement); and

          (8) customer lists and Product sales of the DEVELOPER Stores; and

          (9) employee selection procedures, training and staffing levels.

     COMPANY will disclose to DEVELOPER such parts of the Confidential Information as COMPANY deems necessary or advisable from time to time in its sole discretion for the development of Stores and Commissaries in providing training and in guidance and assistance furnished to DEVELOPER under this Agreement. DEVELOPER may also learn or otherwise obtain from COMPANY and its Affiliates and other licensors of components or elements of the System additional Confidential Information during the Agreement Term. DEVELOPER acknowledges and agrees that neither DEVELOPER nor any other person or entity will acquire by or through DEVELOPER any interest in or right to use the Confidential Information, other than the right to use it in the development of Stores and Commissaries pursuant to this

Agreement, and that the use or duplication of the Confidential Information in any other business would constitute an unfair method of competition with COMPANY and with other UNIT developers, franchise owners and license owners. DEVELOPER agrees to disclose the Confidential Information to Owners and to its employees only to the extent reasonably necessary for the development of Stores pursuant to this Agreement and only if such individuals have agreed to maintain such information in confidence in an agreement enforceable by COMPANY.

         DEVELOPER acknowledges and agrees that the Confidential Information is confidential to and a valuable asset of COMPANY or its licensors, as applicable, is proprietary, includes trade secrets of COMPANY and is disclosed to DEVELOPER solely on the condition that DEVELOPER, its Owners and employees who have access to the Confidential Information agree, and DEVELOPER does hereby agree that, during and after the Agreement Term, DEVELOPER, its Owners and such employees:

          (a) will not use the Confidential Information in any other business or capacity (unless, in the case of the Licensed Program, separately licensed by the owner thereof); and

          (b) will maintain the absolute confidentiality of the Confidential Information; and

          (c) will not make unauthorized copies of any portion of the Confidential Information disclosed in written or other tangible form; and

          (d) will adopt and implement all reasonable procedures prescribed from time to time by COMPANY to prevent unauthorized use or disclosure of the Confidential Information, including, without limitation, requiring employees and Owners who will have access to such information to execute non-competition and confidentiality agreements in the form attached hereto as Exhibit J (the "CONFIDENTIALITY AND NON-COMPETITION AGREEMENT"). DEVELOPER shall provide COMPANY, at its request, executed originals of each such Confidentiality and Non-Competition Agreement.

     Nothing contained in this Agreement shall be construed to prohibit DEVELOPER from using the Confidential Information in connection with the operation of any Store pursuant to a Franchise Agreement, License Agreement, or pursuant to another development agreement between COMPANY and DEVELOPER.

     Notwithstanding anything to the contrary contained in this Agreement and provided DEVELOPER shall have obtained COMPANY's prior written consent, the restrictions on DEVELOPER's disclosure and use of the Confidential Information shall not apply to the following:

          (i) information, methods, procedures, techniques and knowledge which are or become generally known in the food service business within the Development Area, other than through disclosure (whether deliberate or inadvertent) by DEVELOPER or any other party having an obligation of confidentiality to COMPANY; and

          (ii) the disclosure of the Confidential Information in judicial or administrative proceedings to the extent that DEVELOPER is legally compelled to disclose such information, provided DEVELOPER has notified COMPANY prior to disclosure and shall have used its best efforts to obtain, and shall have afforded COMPANY the opportunity to obtain an appropriate protective order or other assurance satisfactory to COMPANY of confidential treatment for the information required to be so disclosed.

     DEVELOPER agrees to disclose to COMPANY all ideas, concepts, methods, techniques and products conceived or developed by DEVELOPER, Owners, affiliates or employees thereof during the Agreement Term relating to the development and operation of UNITS and Commissaries, provided that the aforementioned parties will not be obligated to make such disclosures if doing so would violate any contractual obligations of DEVELOPER which:

          (A) arose prior to DEVELOPER's execution of this Agreement; and

          (B) DEVELOPER disclosed to COMPANY in writing prior to the Effective Date.

DEVELOPER hereby assigns to COMPANY and agrees to procure from its Owners, affiliates and employees assignment of any such ideas, concepts, methods, techniques and products which DEVELOPER is required to disclose to COMPANY hereunder. COMPANY shall have no obligation to make any lump sum or on-going payments to DEVELOPER or its Owners, affiliates or employees with respect to any such idea, concept, method, technique or product. DEVELOPER agrees that DEVELOPER will not use nor will it allow any other person or entity to use any such concept, method, technique or product without obtaining COMPANY's prior written approval.

12.      EXCLUSIVE RELATIONSHIP.

         DEVELOPER acknowledges and agrees that COMPANY would be unable to protect the Confidential Information against unauthorized use or disclosure and would be unable to encourage a free exchange of ideas and information among franchise owners, license owners, and developers of UNITS, if developers, franchise owners, license owners and their Principal Owners (and members of their Immediate Families) were permitted to engage in, hold interests in or perform services for Competitive Businesses. DEVELOPER further acknowledges and agrees that the restrictions contained in this Section will not hinder its activities or the activities of its Principal Owners (or members of their Immediate Families) under this Agreement or in general. COMPANY has entered into this Agreement with DEVELOPER on the express condition that, with respect to the development and operation of food service businesses that sell Products, DEVELOPER and its Principal Owners and members of their respective Immediate Families will deal exclusively with COMPANY. DEVELOPER therefore agrees that, during the Agreement Term, neither DEVELOPER nor any Principal Owner of DEVELOPER, nor any member of the Immediate Family of DEVELOPER or of a Principal Owner of DEVELOPER, shall directly or indirectly:

          (a) have any interest as a record or beneficial owner in any Competitive Business (this restriction shall not be applicable to the ownership of shares of a class of securities listed on a stock exchange or traded on the over-the-counter market and quoted by a national inter-dealer quotation system that represent less than three percent (3%) of the number of shares of that class of securities issued and outstanding); or

          (b) perform services as a director, officer, manager, employee, consultant, representative, agent, or otherwise for any Competitive Business; or

          (c) divert or attempt to divert any business or any customers of any UNIT to any Competitive Business.

DEVELOPER further agrees that, during the Agreement Term, neither DEVELOPER nor any Principal Owner of DEVELOPER, nor any member of the Immediate Family of DEVELOPER or a Principal Owner of DEVELOPER shall directly or indirectly employ or seek to employ any person who is employed by COMPANY, its Affiliates or by any other developer, franchise owner or license owner of UNITS, nor induce nor attempt to induce any such person to leave said employment without the prior written consent of such person's employer.

         Furthermore, if DEVELOPER is a corporation, limited liability company or partnership, it will not engage in any business or other activity, directly or indirectly, other than the development and operation of Stores.

         DEVELOPER acknowledges and agrees that the failure of any person or entity restricted pursuant to this Section to comply with the restrictions of this Section (regardless of whether that person or entity actually has executed this Agreement or a Confidentiality and Non-Competition Agreement) shall constitute a breach of this Agreement.

         The restrictions of this Section shall not be construed to prohibit DEVELOPER, any Principal Owner of DEVELOPER, or any member of the Immediate Family of DEVELOPER or its Principal Owners from having a direct or indirect Ownership Interest in any UNITS, development agreements, franchise agreements or license agreements for the development or operation of UNITS, or any entity owning, controlling or operating UNITS, or from providing services to any such UNITS pursuant to other agreements with COMPANY. Furthermore, the restrictions of this Section shall not prohibit DEVELOPER, any Principal Owner or any member of the Immediate Family of DEVELOPER or a Principal Owner (to the extent such person is an individual) from performing services for or having an Ownership Interest in a Permitted Competitive Business, or from conducting customary promotion and advertising of a Permitted Competitive Business. Such person(s) and business(es), if any, are identified on Exhibit G attached hereto.

13.      OBLIGATIONS OF DEVELOPER.

         13.A.    FULL-TIME SUPERVISION.

         DEVELOPER (or the Principal Owner(s) designated in Exhibit G of this Agreement and approved by COMPANY) and the Chief Operating Officer (as defined below) shall exert full-time efforts to fulfill the obligations of DEVELOPER under this Agreement and shall not engage in any other business or other activity, directly or indirectly, that requires any significant management responsibility or time commitments, or that may otherwise conflict with DEVELOPER's obligations under this Agreement.

         13.B.    CHIEF OPERATING OFFICER.

         Prior to or concurrently with the execution of this Agreement, DEVELOPER has designated the person identified on Exhibit G to this Agreement to act as the Chief Operating Officer of the business conducted by DEVELOPER pursuant to this Agreement (the "CHIEF OPERATING OFFICER"). DEVELOPER represents that the Chief Operating Officer holds and will continue to hold a significant, direct equity interest in DEVELOPER at all times during the Agreement Term. If the relationship of the Chief Operating Officer with DEVELOPER terminates or if he is unable to satisfactorily complete COMPANY's management training program, DEVELOPER agrees to promptly designate a replacement Chief Operating Officer acceptable to COMPANY, in its sole discretion, who shall at DEVELOPER's expense and subject to COMPANY's then-current training charges, satisfactorily complete the management training program.

         13.C.    DEVELOPMENT DIRECTOR AND REAL ESTATE MANAGERS.

         Upon COMPANY's written request, DEVELOPER shall designate a person (other than the persons serving as the Chief Operating Officer, the Training Director and the Marketing Director ) acceptable to COMPANY to act as the Development Director of DEVELOPER (the "DEVELOPMENT DIRECTOR") during the Development Term. If the relationship of the Development Director with DEVELOPER terminates, DEVELOPER agrees to promptly designate a replacement Development Director acceptable to COMPANY.

         The Development Director's duties will include, without limitation:

               (1) preparing and implementing a development plan for the Development Area in form satisfactory to COMPANY; and

               (2) consulting with COMPANY concerning the adaptation of COMPANY's existing site criteria and lease (or purchase) requirements for the Development Area; and

               (3) directing and coordinating the site evaluation efforts of DEVELOPER; and

               (4) negotiating leases or purchase agreements for proposed DEVELOPER Store sites; and

               (5) developing Stores in the Development Area.

         DEVELOPER shall also hire and maintain the number of real estate managers meeting COMPANY's qualifications as COMPANY shall specify.

         13.D.    TRAINING DIRECTOR.

         Upon COMPANY's written request, DEVELOPER shall designate a person (other than the persons serving as the Chief Operating Officer, the Development Director or the Marketing Director) acceptable to COMPANY to act as the Training Director of DEVELOPER (the "TRAINING DIRECTOR") who must satisfactorily complete COMPANY's management training program. If the proposed Training Director completes the management training program to COMPANY's satisfaction, COMPANY will certify him to fulfill the duties of the Training Director. Thereafter, DEVELOPER agrees to send the Training Director, from time to time as determined by COMPANY, to one or more locations which COMPANY designates for a period to be determined by COMPANY in order for COMPANY to re-certify the Training Director. So long as the Training Director's certification is current, the Training Director shall be responsible for training the employees of each DEVELOPER Store and each Commissary at DEVELOPER's training facility, provided that (i) DEVELOPER has been authorized in writing by COMPANY to operate such a facility and (ii) such facility meets, and has been approved by COMPANY, in writing, as meeting, the specifications COMPANY prescribes for training facilities from time to time. If the Training Director ceases to be an employee of DEVELOPER or if the proposed Training Director is unable to satisfactorily complete the management training program or any subsequent training program, DEVELOPER agrees to promptly designate a replacement Training Director acceptable to COMPANY, who must, at DEVELOPER's expense and subject to COMPANY's then-current standard charges, satisfactorily complete COMPANY's management training program and be certified by COMPANY as provided above. COMPANY may, in its sole discretion as it deems necessary, require the Training Director to attend or to participate in, at DEVELOPER's expense, additional or refresher training programs at locations designated by COMPANY during the term of this Agreement.

          The Training Director's duties will include, without limitation:

               (1) training and supervising Store and Commissary personnel; and

               (2) furnishing on-site assistance to the personnel of Stores and Commissaries in connection with Store and Commissary openings; and

               (3) ongoing consultation with COMPANY and Store and Commissary management personnel concerning training matters; and

               (4) periodic reporting to COMPANY concerning DEVELOPER's training programs established and operated by DEVELOPER.

          DEVELOPER agrees, if authorized and required by COMPANY, in its sole discretion, to develop, operate and maintain throughout the Agreement Term a training program (including appropriate training facilities) for its employees in the use of the System in accordance with specifications prescribed by COMPANY from time to time.

          13.E.    MARKETING DIRECTOR.

          Upon COMPANY's written request, DEVELOPER shall designate a person (other than the persons serving as the Chief Operating Officer, the Development Director and the Training Director) acceptable to COMPANY to act as the Marketing Director of DEVELOPER (the "MARKETING DIRECTOR"). If the relationship of the Marketing Director with DEVELOPER terminates, DEVELOPER agrees to promptly designate a replacement Marketing Director acceptable to COMPANY.

          The Marketing Director's duties will include, without limitation:

               (1) consulting with COMPANY concerning the adaptation of COMPANY's existing marketing programs and materials for the Development Area; and

               (2) preparing and, subject to COMPANY's approval, implementing marketing plans for the grand opening of the DEVELOPER Stores; and

               (3) preparing and, subject to COMPANY's approval, implementing local marketing plans and marketing budgets for the DEVELOPER Stores; and

               (4) coordinating the direction and administration of any local marketing efforts of the DEVELOPER Stores; and

               (5) reporting periodically to COMPANY concerning local marketing programs of DEVELOPER in the Development Area.

         13.F.    MANAGEMENT PERSONNEL AND TRAINING.

         In addition to hiring, training and maintaining the personnel described in Paragraphs B. through E. of this Section, DEVELOPER shall hire, train and maintain the number and level of management personnel required for the conduct of its business pursuant to this Agreement, including, without limitation, a full-time Store Manager and a full-time Additional Manager for each DEVELOPER Store and a full-time Commissary Manager and a full-time Additional Commissary Manager for each Commissary, in accordance with guidelines established from time to time by COMPANY. DEVELOPER shall keep COMPANY advised of the identities of such personnel. DEVELOPER shall be responsible for ensuring that such personnel are properly trained to perform their duties. COMPANY will from time to time make available a management training program for such personnel at times and locations designated by COMPANY. Such management training program will be made available at no charge to DEVELOPER's initial Chief Operating Officer, Development Director, Training Director and Marketing Director and, at DEVELOPER's request and at COMPANY's then-current standard charges, including, without limitation, travel and lodging expenses of COMPANY personnel for training not conducted at COMPANY's principal offices, additional DEVELOPER personnel and any replacement or substitute Chief Operating Officer, Development Director, Training Director and/or Marketing Director, subject to space availability in COMPANY's regularly scheduled management training programs. All management personnel shall be required to complete to COMPANY's satisfaction either COMPANY's management training program, a management training program provided by DEVELOPER and approved by COMPANY or another management training program certified and accredited by COMPANY.

         After COMPANY has certified him pursuant to this Agreement, DEVELOPER's Training Director shall provide an initial management training program to the Store Manager and Additional Manager of each DEVELOPER Store and the Commissary Manager and Additional Commissary Manager of each Commissary at a training facility (including a facility maintained by DEVELOPER if COMPANY so requires) certified and accredited by COMPANY in accordance with COMPANY's requirements therefor. COMPANY will provide DEVELOPER with appropriate training materials or refresher or updated training materials at COMPANY's then-current standard charges therefor.

         13.G.    BUDGETS AND FINANCING PLANS.

         DEVELOPER shall maintain sufficient financial resources to fulfill its obligations under this Agreement and under Franchise Agreements executed pursuant to this Agreement. Within 30 days after the execution of this Agreement, DEVELOPER shall submit to COMPANY for its approval, in a format specified by COMPANY, a written plan for the funding of the development of DEVELOPER Stores pursuant to this Agreement (a "Funding Plan"), which plan shall be reasonably acceptable to COMPANY and which shall include details of the sources and terms of such funding and such other information or documents required by COMPANY. Among other factors, COMPANY may consider DEVELOPER's proposed debt/equity ratio and amount of indebtedness in reviewing such plan. Once a Funding Plan is approved by COMPANY, DEVELOPER must execute and adhere to the plan. The plan shall be subject to periodic review by COMPANY which may require, in its sole discretion, modifications to meet its then current minimum standards for developer financing plans.

         13.H.    INSURANCE.

         During the Agreement Term, in addition to insurance required to be maintained in connection with the development and operation of each Store, DEVELOPER agrees to maintain under policies of insurance issued by insurers rated "A-" or better by Alfred M. Best Company, Inc. and approved by Company:

                    (1) such insurance as is necessary to comply with all legal requirements concerning insurance coverage (including, without limitation, workers' compensation requirements and insurance coverage) for persons attending COMPANY training programs on behalf of DEVELOPER; and

                    (2) commercial general liability insurance (including, but not limited to, coverage for motor vehicles used in the development of Stores and in the operation of Commissaries hereunder, whether or not such vehicles are owned by DEVELOPER) against claims for bodily and personal injury, death and property damage caused by or occurring in conjunction with the conduct of business by DEVELOPER pursuant to this Agreement, under one or more policies of insurance containing minimum liability coverage prescribed by COMPANY from time to time.

COMPANY may periodically increase the amounts of coverage required under such insurance policies and require different or additional kinds of insurance at any time, including excess liability insurance, to reflect inflation, identification of new risks, changes in law or standards of liability, higher damage awards or other relevant changes in circumstances. Each insurance policy shall name COMPANY as an additional named insured, shall contain a waiver of all subrogation rights against COMPANY, its Affiliates, and their successors and assigns, and shall provide for thirty (30) days' prior written notice to COMPANY of any material modification, cancellation, or expiration of such policy. The maintenance of insurance coverage which meets the minimum requirements described in this Section and such additional coverages which DEVELOPER determines are appropriate for its particular circumstance shall be the responsibility of DEVELOPER.

         Upon execution of this Agreement, DEVELOPER shall provide COMPANY with evidence of such insurance. Thereafter, prior to the expiration of each insurance policy, DEVELOPER shall furnish to COMPANY a copy of each renewal or replacement insurance policy to be maintained by DEVELOPER for the immediately following term and evidence of the payment of the premium therefor.

         DEVELOPER's obligation to maintain insurance coverage as herein described shall not be affected in any manner by reason of any separate insurance maintained by COMPANY, nor shall the maintenance of such insurance relieve DEVELOPER of any indemnification obligations under this Agreement.

         13.I.    RECORDS AND REPORTS.

         DEVELOPER shall maintain and use at its principal office the Computer System, in such form as is specified by COMPANY from time to time, and shall transmit information to, or allow the electronic collection of information by, COMPANY therefrom. DEVELOPER agrees, at its expense, to maintain and preserve at its principal office, full, complete and accurate records and reports and, if required by COMPANY, computer diskettes and databases in the form specified by COMPANY from time to time pertaining to the development and operation of DEVELOPER Stores and the performance by DEVELOPER of its obligations under this Agreement, including but not limited to, records and information relating to the following: site reports, Site Agreements for DEVELOPER Stores, supervisory reports relating to operation of Stores, records reflecting the financial condition and performance of DEVELOPER (utilizing COMPANY's bookkeeping, accounting, recordkeeping and records retention system including, without limitation, a general ledger system which utilizes a standard chart of accounts prescribed by COMPANY from time to time and timely entry of information into data bases of the Computer System and periodic printouts of reports generated from the Computer System), and information relating to employee turnover. To determine whether DEVELOPER is complying with this Agreement, COMPANY or its agents shall have the right at any reasonable time to inspect, audit and copy any books, records, reports, computer data bases and documents pertaining to DEVELOPER's obligations hereunder. DEVELOPER agrees to cooperate fully with COMPANY in connection with any such inspection or audit.

         In addition to the reports and information required in connection with the development and operation of DEVELOPER Stores, DEVELOPER shall adopt a fiscal year consistent with the fiscal year adopted by COMPANY from time to time and furnish to COMPANY in the form and format from time to time prescribed by COMPANY (including, without limitation, via computer diskette and restated in accordance with COMPANY's financial reporting periods and consistent with COMPANY's then-current financial reporting periods and accounting practices and procedures):

               (1) weekly reports of sales and Royalty Base Revenue for DEVELOPER

          Stores each Monday (for the preceding Monday through Sunday period) and, if requested by COMPANY, daily reports of sales and Royalty Base Revenue for DEVELOPER Stores, by facsimile or telephone no later than 10:00 a.m. Rocky Mountain time on the following day; and

               (2) by the twentieth (20th) day of each Accounting Period, a report (in such form as COMPANY may request from time to time) on DEVELOPER's financing plan and DEVELOPER's activities during the immediately preceding Accounting Period including, but not limited to, DEVELOPER's activities in locating and developing sites and monitoring the operation of DEVELOPER Stores, training activities, employee statistics and violations of health codes and other laws; and

               (3) upon request by COMPANY, such other data, reports, information and supporting records for such periods as COMPANY may from time to time prescribe (including, without limitation, daily and weekly sales reports by means of telephonic, facsimile or other reporting system).

               (4) within sixty (60) days after the end of DEVELOPER's fiscal year, a fiscal year end balance sheet, an income statement for such fiscal year reflecting all year-end adjustments and a statement of changes in cash flow, prepared in accordance with generally accepted accounting principles consistently applied and in the format prescribed by COMPANY from time to time; and

               (5) at least sixty (60) days prior to each required opening date on the Development Schedule, an anticipated development program/plan, in form prescribed by COMPANY from time to time, for the next succeeding required opening date; and

          Each such report and financial statement submitted by DEVELOPER shall be signed to DEVELOPER and verified as correct in the manner prescribed in COMPANY.

          DEVELOPER agrees to maintain and to furnish to COMPANY upon request complete copies of all income, sales, value added, use and service tax returns, and employee withholding, worker's compensation and similar reports filed by DEVELOPER reflecting DEVELOPER's activities and the activities of the DEVELOPER Stores.

          DEVELOPER shall immediately report to COMPANY any events or developments which may have a materially adverse impact on the operation of any of the DEVELOPER Stores, the performance of DEVELOPER under this Agreement, or the goodwill associated with the Marks and UNITS.

         13.J. DEVELOPMENT MANUAL, COMMISSARY MANUALS AND STORE MANUALS.

         COMPANY will loan to DEVELOPER for DEVELOPER's sole use during the Agreement Term one (1) copy of a confidential manual relating to the development and operation of Stores and human resources policies and procedures, which may consist of one or more volumes, handbooks, manuals, written materials, video or audio cassette tapes, computer diskettes, and other materials and intangibles, as may be modified, added to, replaced or supplemented by COMPANY from time to time in its sole discretion (which modifications, additions or supplements may contain information developed for COMPANY by DEVELOPER with respect to the type of UNIT developed pursuant to this Agreement), whether by way of supplements, replacement pages, bulletins, or other official pronouncements or means (collectively the "DEVELOPMENT MANUAL"). The Development Manual may be modified from time to time in COMPANY's sole discretion to reflect changes in the System or specifications, standards, policies and procedures for Stores or such other changes or additions as COMPANY deems necessary or advisable. DEVELOPER shall keep its copy of the Development Manual current by immediately inserting all modified pages or materials furnished by COMPANY. In the event of a dispute about the contents of the Development Manual, the master copies maintained by COMPANY at its principal office shall be controlling. DEVELOPER acknowledges that the Development Manual is part of the Confidential Information and will be protected accordingly. DEVELOPER acknowledges and agrees that the content of the Development Manual and the Commissary Manuals, as modified from time to time, is incorporated herein by reference and that DEVELOPER will comply with all procedures, standards, specifications and requirements specified therein as though each such item were set forth in detail in this Agreement.

         COMPANY also will loan to DEVELOPER for its use during the term of each Franchise Agreement one (1) copy of the Store Manuals for each DEVELOPER Store developed and opened by DEVELOPER under this Agreement. The Store Manuals for the first Store to be developed under this Agreement will be made available to DEVELOPER promptly after execution of this Agreement.

         13.K.    COMPLIANCE WITH LAWS AND GOOD BUSINESS PRACTICES.

         DEVELOPER shall secure and maintain in force in its name all required licenses, permits, and certificates relating to the conduct of its business pursuant to this Agreement. DEVELOPER shall comply with all applicable laws, ordinances and regulations, including, without limitation, laws and governmental regulations relating to the preparation, purchase and handling of food products, Delivery Service, Catering Service, Special Distribution Arrangements and the operation of Commissaries (if applicable), occupational hazards, health, safety and sanitation, worker's compensation insurance, unemployment insurance, and withholding and payment of all taxes. All advertising by DEVELOPER shall be approved by

COMPANY and be completely factual, in good taste in the judgment of COMPANY, and conform to high standards of ethical advertising. DEVELOPER shall in all dealings with its customers, suppliers, COMPANY and public officials adhere to high standards of honesty, integrity, fair dealing and ethical conduct. DEVELOPER agrees to refrain from any business or advertising practice which may be injurious to the business of COMPANY and the goodwill associated with the Marks and UNITS. DEVELOPER shall notify COMPANY in writing:

          (1) within three (3) days after the commencement of any action, suit, or proceeding, and of the issuance of any order, writ, injunction, award, or decree of any court, agency, or other governmental instrumentality, which may adversely affect the operation or financial condition of DEVELOPER, the DEVELOPER Stores or the Commissaries

          (2) immediately after receipt of any notice of violation of any law, ordinance or regulation relating to health, sanitation or the operation of the DEVELOPER Stores or the Commissaries.

     13.L. HUMAN RESOURCES.

     DEVELOPER shall adopt, observe and enforce those human resources policies, programs and standards which COMPANY includes in the Development Manual, Store Manuals and Commissary Manuals or otherwise designates in writing as mandatory.

     13.M. SPECIFICATIONS, STANDARDS AND PROCEDURES.

     DEVELOPER agrees to comply strictly with all of COMPANY's mandatory specifications, standards and procedures relating to the DEVELOPER Stores and Commissaries, which specifications, standards and procedures COMPANY may modify, supplement or replace from time to time. Any failure by DEVELOPER to adhere to such mandatory specifications, standards and procedures or to pass COMPANY's periodic quality control inspections shall constitute a breach of this Agreement. DEVELOPER agrees and acknowledges that COMPANY's mandatory specifications, standards and operating procedures relating to the appearance, function, cleanliness, days and hours of operation (days and hours of operation may vary somewhat among Stores based on COMPANY's reasonable judgment of the requirements of a Store's trade area and whether COMPANY has approved any special services to be offered at or from a site), and operation of DEVELOPER Stores, including, but not limited to:

          (1) type, brand, quality, taste, weight, dimensions, ingredients, uniformity, manner of preparation, preservation and sale of all Products and Supplies and Materials; and

          (2) sales and marketing procedures and customer service; and

          (3) advertising and promotional programs; and

          (4) layout, decor and color scheme of the Store; and

          (5) recruitment, selection, training, appearance and dress of employees, including, without limitation, use of COMPANY's employee selection and training materials; and

          (6) safety, maintenance, appearance, cleanliness, sanitation, standards of service and operation of Stores; and

          (7) submission of requests for approval of brands of food and packaging products, supplies and suppliers; and

          (8) use and illumination of signs, posters, displays, standard formats and similar items; and

          (9) identification of DEVELOPER (and/or the entity executing License Agreements for Stores pursuant to the Development Agreement) as the owner of DEVELOPER Stores in the Development Area; and

          (10) types of and use of fixtures, furnishings, equipment, computer hardware and software, vehicles, and signs; and

          (11) carry-out, on-premises dining and (if authorized by COMPANY and agreed to by DEVELOPER) Delivery Service, Catering Service and Special Distribution Arrangements; and

          (12) required and approved menu items; and

          (13) general staffing levels for the Stores and number, type and qualifications of Store personnel; and

          (14) participation in market research and test programs required or approved by COMPANY concerning various aspects of the System, including, without limitation, procedures, systems, techniques, furnishings, fixtures, equipment, ingredients, signs, labels, trade dress, logos, packaging, supplies, marketing materials and strategies, merchandising and new menu items and services. DEVELOPER agrees, if requested by COMPANY, to participate in COMPANY's customer surveys and market research programs.

DEVELOPER acknowledges and agrees that all mandatory specifications, standards and operating and inspection procedures prescribed from time to time by COMPANY in the Store Manuals or otherwise communicated to DEVELOPER in writing, shall constitute binding obligations on the part of DEVELOPER as if fully set forth herein, and any failure by DEVELOPER to adhere to such mandatory specifications, standards and operating and inspection procedures or to pass COMPANY'S periodic quality control inspections shall constitute grounds for termination of this Agreement by COMPANY, as provided for herein. All references herein to this Agreement shall include all such mandatory specifications, standards, and operating procedures.

14.      TRANSFER.

         14.A.    BY COMPANY.

         This Agreement is fully transferable by COMPANY and shall inure to the benefit of any assignee or other legal successor to the interests of COMPANY herein.

         14.B.    THIS AGREEMENT IS NOT TRANSFERABLE BY DEVELOPER.

         DEVELOPER understands, acknowledges and agrees (and hereby represents and warrants that its Owners understand and agree) that the rights and duties created by this Agreement are personal to DEVELOPER and its Owners and that a material cause for COMPANY's agreeing to enter into this Agreement is its reliance on the individual and collective character, skill, aptitude, business ability, and financial capacity of DEVELOPER and its Owners. Therefore, except as provided in Section 14.C. below, no Ownership Interest in DEVELOPER, no obligations of DEVELOPER under this Agreement, and no interest in this Agreement may be transferred. Any purported transfer in violation of this Section shall constitute a breach of this Agreement and shall convey to the transferee no obligations under, rights to or interest in the foregoing.

         As used in this Agreement, a "transfer" shall include, without limitation, the following, whether voluntary, involuntary, direct or indirect, or conditional:

                  (1) an assignment, sale, gift or pledge;

                  (2) the grant of a mortgage, lien or security interest, including, without limitation, the grant of a collateral assignment;

                  (3) a merger, consolidation, share exchange or issuance of additional Ownership Interests or securities representing or potentially representing Ownership Interests or redemption of Ownership Interests;

                  (4) a sale or exchange of voting interests or securities convertible to voting interests, or an agreement granting the right to exercise or control the exercise of voting rights of any holder of Ownership Interests or to control the operations or affairs of DEVELOPER; and

                  (5) except where specifically approved by COMPANY, a management agreement whereby DEVELOPER delegates (i) any of its obligations under this Agreement; or (ii) any or all of the management functions with respect to a DEVELOPER Store or the business to be conducted by DEVELOPER pursuant to this Agreement.

In addition to the foregoing, a transfer (as defined above) will require the prior written consent of COMPANY where such transfer occurs by virtue of (a) divorce; (b) insolvency; (c) dissolution of a corporation, partnership or limited liability company; (d) will; (e) intestate succession; or (f) declaration of or transfer in trust.

         14.C.    CERTAIN RIGHTS TO TRANSFER
                  OWNERSHIP INTERESTS IN DEVELOPER.

         Subject to (1) COMPANY's rights of first refusal under Section 14.G and (2) COMPANY's right to approve the proposed purchaser under Section 14.D., Ownership Interests (including stock options or other options to acquire Ownership Interests) may be transferred if:

                  (1) the proposed transfer is by an Owner who is not a Principal Owner; and

                  (2) the proposed transfer does not by itself or in conjunction with other transfers, result in the transfer of a Controlling Interest in DEVELOPER or of a change in the composition of the group holding a Controlling Interest in DEVELOPER; and

                  (3) the proposed transfer is not to a Competitive Business or to a direct or indirect owner of interests in a Competitive Business; and

                  (4) DEVELOPER and its Owners are in full compliance with this Agreement.

         In addition, an Owner's Ownership Interests in DEVELOPER shall be transferred to a transferee approved by COMPANY pursuant to Section 14.D within a reasonable time, not to exceed nine (9) months, after the death, permanent incapacity or liquidation of the Owner.

         14.D.    COMPANY'S RIGHT TO APPROVE TRANSFERS.

         COMPANY reserves the right to approve the proposed purchaser and transfer of any

Ownership Interests in DEVELOPER which are permitted or mandated under Section 14.C. to be transferred. If any Owner intends to transfer Ownership Interests, DEVELOPER shall deliver to COMPANY written notice of such proposed transfer at least thirty (30) days prior to its intended effective date. Such notice shall describe in detail the proposed transfer (including, without limitation, the nature of the transfer, the nature and amount of the interests being transferred, the reason for the transfer, the price and terms of the transfer and effective date) and identify and provide information regarding the proposed purchaser. COMPANY shall have thirty (30) days from delivery of such notice within which to evaluate the proposed transaction and to notify DEVELOPER of its approval or disapproval (with reasons) of the proposed transfer. If approved, the transfer must take place as described in the notice (as modified by any conditions imposed by COMPANY in granting its approval) and within thirty (30) days of the delivery of notice of COMPANY's approval. In evaluating whether to grant its approval, COMPANY may evaluate any and all reasonable factors including, without limitation:

          (1) whether the proposed transferee and, if applicable, its owners are (a) of good moral character, (b) otherwise meet COMPANY's then applicable standards for developers of UNITS and (c) are in full compliance with any other franchise agreements or development agreements between COMPANY and them; and

          (2) whether the price and terms of the proposed transfer are not so burdensome as to adversely affect or have a potentially adverse affect on COMPANY's rights and interest under this Agreement.

     In granting its approval, COMPANY may also impose certain reasonable conditions, including, without limitation, the following:

          (1) that DEVELOPER reimburse COMPANY for any costs and expenses incurred by COMPANY in evaluating the proposed transfer;

          (2) that DEVELOPER, the transferring Owner or the proposed purchaser pay a transfer fee in the amount of $10,000;

          (3) that, if the transferring Owner finances any part of the sale price, it agrees, in a manner satisfactory to COMPANY, that all obligations of the purchaser under or pursuant to any promissory notes, agreements or security interests reserved by the transferring Owner be subordinate to any obligations of the purchaser to pay amounts due COMPANY and its Affiliates;

          (4) that the purchaser execute any individual undertakings then being required by COMPANY of other Owners of developers, franchise owners or license owners of Stores;

          (5) that DEVELOPER, the transferring Owner and the purchaser (if the purchaser is then the owner of interests in another developer, franchise owner or license owner of UNITS) execute a general release and consent agreement, in form satisfactory to COMPANY, of any and all claims against COMPANY, its Affiliates, and their respective shareholders, officers, directors, employees and agents for matters arising on or before the effective date of the transfer; and

          (6) that the transferring Owner execute a noncompetition agreement in favor of COMPANY and the transferee, providing that the transferring Owner shall not directly or indirectly (through a member of the Immediate Family of the transferring Owner of DEVELOPER, or otherwise), for a period of two
     (2) years commencing on the effective date of such transfer:

               (a) have any interest as a disclosed or beneficial owner in any Competitive Business located or operating:

                    (i) within a five (5) mile radius of any UNIT in operation or under development in the Development Area on the effective date of the transfer; or

                    (ii) within a five (5) mile radius of any other UNIT in
               operation or under development on the effective date of the transfer; or

                    (iii) within the Development Area; or

                    (iv) within the state(s) where the Development Area is
               located;

               or

               (b) perform services as a director, officer, manager, employee, consultant, representative, agent or otherwise for any Competitive Business located or operating:

                    (i) within a five (5) mile radius of any UNIT in operation or under development in the Development Area on the effective date of the transfer; or

                    (ii) within a five (5) mile radius of any other UNIT in
               operation or under development on the effective date of the transfer; or

                    (iii) within the Development Area; or

                    (iv) within the state(s) where the Development Area is
               located; or

               (c) divert or attempt to divert any business or any customers of any UNIT to any Competitive Business;

               or

               (d) employ or seek to employ any person who is employed by COMPANY, its Affiliates or by any other developer, franchise owner or license owner of COMPANY, nor induce nor attempt to induce any such person to leave said employment without the prior written consent of such person's employer.

     The rights of Owners to transfer interests in DEVELOPER may be exercised only by the Owners and shall not be exercisable by a receiver, trustee, liquidator or other person acting in a comparable capacity with respect thereto.

     The restrictions of subparagraph (6)(a) of this Section 14.D. will not be applicable to the ownership of shares of a class of securities listed on a stock exchange or traded on the over-the-counter market and quoted by a national inter-dealer quotation system that represent less than three percent (3%) of the number of shares of that class of securities issued and outstanding nor shall they be construed to prohibit DEVELOPER, any Principal Owner of Developer or any member of the Immediate Family of DEVELOPER or any Principal Owner from having a direct or indirect Ownership Interest in any UNIT, development agreements or franchise agreements for the development or operation of UNITS, or any entity owning, controlling or operating UNITS, or from providing services to UNITS pursuant to other agreements with COMPANY. Furthermore, the restrictions of this Section 14.D shall not prohibit DEVELOPER, any Owner of DEVELOPER, or (to the extent of such person is an individual) any member of the Immediate Family of an Owner of DEVELOPER from performing services for or having an Ownership Interest in a Permitted Competitive Business, or from conducting customary promotion and advertising of a Permitted Competitive Business.

         14.E.    PUBLIC OR PRIVATE OFFERINGS.

         DEVELOPER acknowledges and agrees that it is the intent of COMPANY and DEVELOPER that DEVELOPER not be or become a public company or "reporting company" (as defined in Sections 12(b), 12(g) or 15(d) of the Securities Exchange Act of 1934, as amended, or otherwise) including by way of an initial public offering or a transfer to or merger with an existing public company. Accordingly, DEVELOPER agrees that securities of DEVELOPER or an entity owning a direct or indirect equity interest in DEVELOPER or this Agreement, or any Store, Franchise Agreement or License Agreement may not be offered pursuant to a public offering. DEVELOPER further agrees that such securities will not be offered pursuant to a private placement without COMPANY's prior written consent. COMPANY hereby grants its consent to a private placement of securities by DEVELOPER provided that DEVELOPER ensures that:

          (1) such private placement complies with all applicable federal, state and local laws governing offerings of securities and all applicable agreements between DEVELOPER and COMPANY or its Affiliates;

          (2) such private placement complies with each of the relevant transfer procedures, requirements and limitations contained herein;

          (3) such private placement does not result in any change in operating control of DEVELOPER or any of DEVELOPER Stores or in the parties owning a Controlling Interest or in the individual or individuals controlling the management, policies or decision-making power of DEVELOPER;

          (4) each person or entity receiving securities under such private placement shall be an accredited investor, as defined by applicable law, and shall have been identified and be reasonably acceptable to COMPANY; provided, however, that DEVELOPER may allow unaccredited investors to receive securities if DEVELOPER has complied with applicable law with respect thereto;

          (5) a draft of any offering memorandum or information proposed to be used in connection with any such private placement is submitted to COMPANY for review and comment within a reasonable time prior to its use, that the reasonable comments and suggestions of COMPANY thereto are given due consideration and that a final version of such memorandum or information be provided to COMPANY at least five (5) days prior to its distribution to prospective investors;

          (6) any offering memorandum or information used in connection with any such private placement shall clearly state that it is not an offering by COMPANY and that COMPANY has not participated in its preparation and has not supplied any financial information projections, budgets, cost estimates or similar information contained therein (all of which shall be the responsibility of DEVELOPER);

          (7) each recipient of information relating to such private placement agrees to maintain it in confidence;

          (8) the structure, timing, allocation and nature of such private placement is reasonably acceptable to COMPANY;

          (9) DEVELOPER does not as a result of the private placement, become a

     "Reporting Company" under Sections 12(b), 12(g) or 15(d) of the Securities Exchange Act of 1934, as amended; and

          (10) each person who or entity which becomes an Owner or Principal Owner as a result of such private placement agrees and undertakes to become bound by any provisions of this Agreement pertaining to Owners or Principal Owners, as applicable.

     DEVELOPER agrees to indemnify COMPANY for and hold COMPANY harmless against any and all costs, expenses, claims, actions, judgments and liabilities (including, but not limited to, costs and expenses related to legal defense) arising from or relating to any private placement approved by COMPANY pursuant to this Section. DEVELOPER also agrees to reimburse COMPANY for its reasonable expenses incurred in connection with any such private placement (including attorney's fees) and to comply with all requirements of COMPANY in connection with such offering, including, without limitation, adding appropriate disclaimers to the offering documents and execution of appropriate indemnification agreements.

     14.F. EFFECT OF CONSENT TO TRANSFER.

     COMPANY's consent to a transfer of this Agreement or any interest subject to the restrictions of this Section shall not constitute a waiver of any claims it may have against DEVELOPER (or its Owners), nor shall it be deemed a waiver of COMPANY's right to demand full compliance with any of the terms or conditions of this Agreement by the transferee. COMPANY's consent to any such transfer shall not, unless expressly provided in such consent, effect a release of DEVELOPER (or its Owners, as the case may be) post-transfer.

     14.G. COMPANY'S RIGHT OF FIRST REFUSAL.

     If DEVELOPER or any of its Owner(s) desire to make a transfer of an interest that is permitted under this Agreement, DEVELOPER or its Owner(s) shall obtain a bona fide, arms length executed purchase agreement (and any proposed ancillary agreements) in complete and definitive form and not subject to any financing or other material, substantive contingency and an earnest money deposit (in the amount of ten percent (10%) or more of the purchase price) from a qualified, responsible, bona fide and fully disclosed purchaser. A true and complete copy of such purchase agreement (conditioned on COMPANY's first refusal rights) and any proposed ancillary agreements shall immediately be submitted to COMPANY by DEVELOPER, such Owner(s), or both. The purchase agreement must apply only to an interest which is permitted to be transferred under this Agreement, may not include the purchase of any other property or rights of DEVELOPER (or such Owner(s)) and the price and terms of purchase offered to DEVELOPER (or such Owner(s)) in the purchase agreement for the aforementioned interests will reflect the bona fide price offered therefor and shall not reflect any value for any other property or rights. If the proposed purchaser proposes to buy any other property or rights from DEVELOPER (or such Owner(s)) under a separate, contemporaneous purchase agreement,

DEVELOPER shall submit to COMPANY a true and complete copy of a bona fide, arms length executed purchase agreement (and any proposed ancillary agreements) in complete and definitive form and not subject to any financing or other material, substantive contingency. COMPANY shall have the right, exercisable by written notice delivered to DEVELOPER (or such Owner(s)) within thirty (30) days from the date of receipt by COMPANY of an exact copy of such purchase agreement, together with payment of any applicable transfer fee, and a completed executed application for COMPANY's consent to the transfer, to purchase such interest for the price and on the terms and conditions contained in such purchase agreement, provided that COMPANY may substitute cash, a cash equivalent, or marketable securities of equivalent value for any form of payment proposed in such purchase agreement, COMPANY's credit shall be deemed equal to the credit of any proposed purchaser, and COMPANY shall have not less than sixty (60) days to prepare for closing. Regardless of whether included in the purchase agreement, COMPANY shall be entitled to all customary representations and warranties given by the seller of a business, including, without limitation, representations and warranties as to: (i) ownership, condition and title to the Ownership Interests and/or assets being purchased;
(ii) absence of liens and encumbrances relating to such Ownership Interests or assets; (iii) validity of contracts of any legal entity whose Ownership Interests are purchased and (iv) liabilities, contingent or otherwise, of any legal entity whose Ownership Interests are purchased. If COMPANY does not exercise its right of first refusal, DEVELOPER (or such Owner(s)) may complete the sale to such purchaser pursuant to and on the exact terms of the purchase agreement, subject to COMPANY's approval of the transfer, as provided for in this Agreement, provided that if the sale to such purchaser is not completed within one hundred twenty (120) days after receipt of such purchase agreement by COMPANY, or there is a change in the terms of the sale, COMPANY shall again have an additional right of first refusal for thirty (30) days as set forth in this Agreement on the modified or initial terms and conditions of sale.

         14.H.    OWNERSHIP STRUCTURE.

         DEVELOPER represents and warrants that its Owners are as set forth on Exhibit G and covenants that DEVELOPER will not permit the identity of such Owners, or their respective interests in DEVELOPER, to change without complying with this Agreement.

         14.I.    DELEGATION BY COMPANY.

         DEVELOPER agrees that COMPANY shall have the right, from time to time, to delegate the performance of any portion or all of its obligations and duties under this Agreement to designees, whether the same are agents of COMPANY or independent contractors with which COMPANY has contracted to provide such services.

         14.J.    PERMITTED TRANSFERS.

         Notwithstanding anything to the contrary contained in this Agreement and provided

(a) DEVELOPER reimburses any costs incurred by COMPANY in connection therewith,
(b) DEVELOPER, its Owners and the transferees comply with the provisions of the HSR Act, if applicable, prior to such a transfer, (c) DEVELOPER, its Owners and the transferees comply with all other restrictions of this Agreement applicable to Owners and ownership interests (including, without limitation, those restricting an Owner's ownership of interests in a Competitive Business), and
(d) the transfer does not, by itself or in conjunction with other transfers, result in the transfer of a Controlling Interest in DEVELOPER or of a change in the composition of the group holding a Controlling Interest in DEVELOPER, the provisions of this Section 14 (including, without limitation, the requirement of the payment of transfer fees under Section 14.D(2) and the right of first refusal granted to COMPANY in Section 14.G) shall not restrict or apply to any assignment, sale, transfer of an Ownership Interest which:

          (1) is pursuant and according to the terms of a written stock or other equity interest option or stock or other equity interest bonus plan which benefits employees of DEVELOPER and/or of the Boston Chicken, Inc. franchise owner which provides management services to DEVELOPER pursuant to a support services agreement, and has been approved by COMPANY; or

          (2) is made for bona fide estate planning purposes (a) to a corporation, trust, partnership, or other entity controlled by the transferring Owner or (b) pursuant to an inter vivos or testamentary document or the laws of descent and distribution.

15.  TERMINATION OF AGREEMENT.

     15.A. BY DEVELOPER.

     If DEVELOPER is in full compliance with this Agreement and with all Franchise Agreements and License Agreements and COMPANY materially breaches this Agreement, DEVELOPER may terminate this Agreement effective thirty (30) days after COMPANY's receipt of written notice of termination if DEVELOPER gives written notice of such breach to COMPANY and COMPANY does not:

          (1) correct such breach within thirty (30) days after COMPANY's receipt of such notice of material breach; or

          (2) if such breach cannot reasonably be cured within thirty (30) days after COMPANY's receipt of such notice, undertake within thirty (30) days after COMPANY's receipt of such notice, and continue until completion, reasonable efforts to cure such breach.

Any attempt to terminate this Agreement by DEVELOPER other than as provided in this Section 15.A. shall be a breach by DEVELOPER of this Agreement.

     15.B. BY COMPANY.

     COMPANY may terminate this Agreement, effective upon delivery of notice of termination to DEVELOPER or, where expressly applicable, upon failure to cure to COMPANY's satisfaction any breach of this Agreement before the expiration of any period of time within which such breach may be cured in accordance with the provisions set forth below, if:

          (1) DEVELOPER fails to satisfy the development obligations for the Development Area or any Sub-Area pursuant to this Agreement; or

          (2) any person or entity makes an assignment or transfer in violation of this Agreement; or

          (3) DEVELOPER or any Principal Owner of DEVELOPER has made any material misrepresentation or omission in its application or acquisition of this Agreement or in connection with any transfer hereunder; or

          (4) DEVELOPER or any Owner of DEVELOPER is convicted by a trial court of, or pleads guilty or no contest to, a felony, or to any other crime or offense that may adversely affect the reputation of UNITS or Stores or the goodwill associated with the Marks, or engages in any misconduct which may adversely affect the reputation of UNITS or Stores or the goodwill associated with the Marks; or

          (5) DEVELOPER or any of its Owners or employees makes any unauthorized use of the Marks or the Copyrighted Works, makes any unauthorized use, disclosure or duplication of the Confidential Information, the Development Manual, the Commissary Manual, any of the Store Manuals or the Copyrighted Works, or challenges or seeks to challenge the validity of COMPANY's or its Affiliates' rights in and to the Marks, the Copyrighted Works or the Confidential Information (unless the foregoing prohibited act is inadvertent and does not have, or threaten to have, an adverse effect upon COMPANY, its business concept, its business operations, the business of any UNIT, any Mark, the Confidential Information, the Development Manual, or the Copyrighted Works, and DEVELOPER ceases and desists any such prohibited act promptly upon notice and reimburses COMPANY for all damages, losses, costs, and expenses incurred by COMPANY in connection with such prohibited acts); or

          (6) DEVELOPER, its Principal Owners, or members of their Immediate Families (whether or not bound by individual noncompetition undertakings) or other persons who have executed such individual undertakings violate the restrictions on the operation of Competitive Businesses during the Agreement Term set forth in Section 11 of this Agreement or Owners who have access to the Confidential Information violate the covenants concerning competition and confidentiality contained in the form of Confidentiality and Non-Competition Agreement attached hereto as Exhibit J (regardless of whether any such party has executed this Agreement or a Confidentiality and Non-Competition Agreement); or

          (7) DEVELOPER fails to deliver or adhere to the Funding Plan approved by COMPANY as required pursuant to Section 13.G. of this Agreement and does not correct such failure within ten (10) days after written notice of such failure is delivered to DEVELOPER; or

          (8) DEVELOPER fails to make payments of any amounts due to COMPANY and does not correct such failure within ten (10) days after written notice of such failure is delivered to DEVELOPER; or

          (9) DEVELOPER fails to timely commence or provide:

               (a) Delivery Service pursuant to a Delivery Rider executed by COMPANY and DEVELOPER; or

               (b) Catering Service pursuant to a Catering Rider executed by COMPANY and DEVELOPER; or

               (c) Special Distribution Arrangements pursuant to a Special Distribution Agreement executed by COMPANY and DEVELOPER,

     in accordance with COMPANY's standards, specifications, and procedures, and does not correct such failure within 10 days after DEVELOPER's receipt of COMPANY's written notice of such failure to comply; or, if such failure cannot reasonably be corrected within the aforesaid 10-day period but can be corrected within a reasonably short time (not to exceed an additional 30 days), undertake within 10 days after DEVELOPER's receipt of COMPANY's written notice, and continue until completion, best efforts to correct such failure within such reasonably short time (not to exceed an additional 30 days) and furnish proof acceptable to COMPANY, upon its request, of such efforts and the date full compliance will be achieved; or

          (10) DEVELOPER fails to operate a Commissary at the time specified by COMPANY and at the location approved by COMPANY in accordance with COMPANY's standards, specifications and procedures and does not correct such failure within 10 days after DEVELOPER's receipt of COMPANY's written notice of such failure to comply; or, if such failure cannot reasonably be corrected within the aforesaid 10-day period but can be corrected within a reasonably short time (not to exceed an additional 30 days), undertake within 10 days after DEVELOPER's receipt of COMPANY's written notice, and continue until completion, best efforts to correct such failure within such reasonably short time (not to exceed an additional 30 days) and furnish proof acceptable to COMPANY, upon its request, of such efforts and the date full compliance will be achieved; or

          (11) DEVELOPER or any of its Owners fail: (a) to comply with any other provision of this Agreement, and does not correct such failure within thirty (30) days after DEVELOPER's receipt of COMPANY's written notice of such failure to comply; or (b) if such failure cannot reasonably be corrected within the aforesaid thirty (30) day period but can be corrected within a reasonably short time (not to exceed an additional thirty (30) days), undertake within ten (10) days after DEVELOPER's receipt of COMPANY's written notice, and continue until completion, best efforts to correct such failure within such reasonably short time (not to exceed an additional thirty (30) days) and furnish proof acceptable to COMPANY, upon its request, of such efforts and the date full compliance will be achieved; or

          (12) DEVELOPER or any of its Principal Owners fails on three or more separate occasions within any period of 18 consecutive months to comply with this Agreement in any material respect; or

          (13) COMPANY has delivered a notice of termination of a Franchise Agreement or License Agreement in accordance with its terms and conditions or DEVELOPER has attempted to terminate a Franchise Agreement or License Agreement with COMPANY in breach thereof; or

          (14) DEVELOPER becomes insolvent in the sense that it is unable to pay its bills as they become due; or

          (15) DEVELOPER has attempted to terminate this Agreement without complying with Section 15.A. of this Agreement.

     15.C. TERMINATION OF THE DEVELOPMENT
           TERM AND CERTAIN RIGHTS OF DEVELOPER.

     In the event COMPANY is entitled to terminate this Agreement in accordance with Paragraph B. of this Section, COMPANY, in its sole discretion, shall have the option to terminate any one or more of the following instead of terminating this Agreement:

          (1) DEVELOPER's right to develop Stores for which no License Agreement has been executed under Section 3.A.; and

          (2) DEVELOPER's territorial rights granted pursuant to Section 3.A. in some or all of the Sub-Areas; and

          (3) DEVELOPER's option to develop Stores at Target Sites under
     Section 3.E.; and

          (4) DEVELOPER's option to purchase, and develop and operate Stores at Conversion Sites under Section 3.F.; and

          (5) any Delivery Rider(s) in effect between COMPANY and DEVELOPER;
     and

          (6) any Catering Rider(s) in effect between COMPANY and DEVELOPER;
     and

          (7) any Special Distribution Arrangement(s) in effect between COMPANY and DEVELOPER, and

          (8) require DEVELOPER to cease operation of one or more Commissaries,

effective ten (10) days after delivery of written notice thereof to DEVELOPER. If any of such rights, options or arrangements are terminated in accordance with this Paragraph, such termination shall be without prejudice to COMPANY's right to terminate this Agreement or other such rights, options or arrangements at any time thereafter for the same default or as a result of any additional defaults of this Agreement in accordance with Paragraph B. of this Section.

16. RIGHTS AND OBLIGATIONS OF COMPANY AND DEVELOPER UPON TERMINATION OF THIS AGREEMENT OR EXPIRATION OF THE AGREEMENT TERM.

     16.A. PAYMENT OF AMOUNTS OWED TO COMPANY.

     DEVELOPER shall immediately pay to COMPANY upon termination of this Agreement or upon expiration of the Agreement Term any amounts owed by DEVELOPER to COMPANY or its Affiliates which are then unpaid plus interest due on any of the foregoing.

     16.B. MARKS AND COPYRIGHTED WORKS.

     Upon the termination of this Agreement or expiration of the Agreement Term, DEVELOPER shall:

          (1) immediately cease use of all of the Marks and not thereafter directly or indirectly at any time or in any manner identify itself or any business as a current or former developer of or as otherwise associated with COMPANY, or use any Mark, any colorable imitation thereof or use any mark substantially identical to or deceptively similar to any Mark in any manner or for any purpose, or utilize for any purpose any trade name, trademark or service mark or other commercial symbol or trade dress that suggests or indicates a connection or association with COMPANY and/or its licensor(s), as applicable; and

          (2) immediately remove all signs containing any Mark, and return to COMPANY or destroy all forms, advertising and promotional materials and other materials containing any Mark or otherwise identifying or relating to the Marks; and

          (3) immediately take such action as may be required to cancel or, at COMPANY's option, to transfer to COMPANY or its designee, all fictitious or assumed name or equivalent registrations relating to its use of any Mark; and

          (4) immediately cease use of all Copyrighted Works which were furnished and/or licensed to DEVELOPER by COMPANY pursuant to this Agreement and return to COMPANY or destroy, at COMPANY's option, all forms, advertising and promotional materials or other materials containing such Copyrighted Works.

DEVELOPER shall furnish to COMPANY within thirty (30) days after the effective date of termination or expiration, evidence satisfactory to COMPANY of DEVELOPER's compliance with all of the foregoing obligations. Notwithstanding the foregoing, DEVELOPER shall continue to have the right to use the Marks and Copyrighted Works pursuant to any Franchise Agreements and any License Agreements it has entered into pursuant to this Agreement which are then in effect.

     16.C. CONFIDENTIAL INFORMATION.

     DEVELOPER agrees that upon termination of this Agreement or expiration of the Agreement Term:

          (1) it, and all of its affiliates, Owners, employees, agents or other representatives, will immediately cease to use and will maintain the absolute confidentiality of any Confidential Information of COMPANY disclosed to or otherwise learned or acquired by DEVELOPER and will refrain from using such Confidential Information in any business or otherwise; and

          (2) it will return to COMPANY all copies of the Development Manual and any other confidential materials which have been loaned or made available to it by

     COMPANY pursuant to this Agreement.

     16.D. COVENANT NOT TO COMPETE.

     Upon expiration of the Agreement Term or termination of this Agreement by COMPANY or by DEVELOPER, other than pursuant to Section 15.A., neither DEVELOPER nor any of its Principal Owners shall directly or indirectly (through a member of the Immediate Family of DEVELOPER or a Principal Owner of DEVELOPER, or otherwise) for a period of two (2) years commencing on the effective date of such termination or expiration or the date on which DEVELOPER ceases to conduct its activities hereunder, whichever is later:

          (1) have any interest as a disclosed or beneficial owner in any Competitive Business located or operating:

               (a) within a five (5) mile radius of any UNIT in operation or under development in the Development Area on the effective date of termination or expiration of this Agreement; or

               (b) within a five (5) mile radius of any other UNIT in operation or under development on the effective date of termination or expiration of this Agreement; or

               (c) within the Development Area; or

               (d) within the state(s) where the Development Area is located;
          or

          (2) perform services as a director, officer, manager, employee, consultant, representative, agent or otherwise for any Competitive Business located or operating:

               (a) within a five (5) mile radius of any UNIT in operation or under development in the Development Area on the effective date of termination or expiration of this Agreement; or

               (b) within a five (5) mile radius of any other UNIT in operation or under development on the effective date of termination or expiration of this Agreement; or

               (c) within the Development Area; or

               (d) within the state(s) where the Development Area is located;
          or

          (3) divert or attempt to divert any business or any customers of any UNIT to any Competitive Business; or

          (4) employ or seek to employ any person who is employed by COMPANY, its Affiliates or by any other developer, franchise owner or license owner of COMPANY, nor induce nor attempt to induce any such person to leave said employment without the prior written consent of such person's employer.

     The restrictions of Subparagraph (1) of this Paragraph D. will not be applicable to the ownership of shares of a class of securities listed on a stock exchange or traded on the over-the-counter market and quoted by a national inter-dealer quotation system that represent less than three percent (3%) of the number of shares of that class of securities issued and outstanding nor shall they be construed to prohibit DEVELOPER, any Principal Owner of Developer or any member of the Immediate Family of DEVELOPER or any Principal Owner from having a direct or indirect Ownership Interest in any UNIT, development agreements or franchise agreements for the development or operation of UNITS, or any entity owning, controlling or operating UNITS, or from providing services to UNITS pursuant to other agreements with COMPANY. Furthermore, the restrictions of this Paragraph D. shall not prohibit DEVELOPER, any Principal Owner of DEVELOPER, or (to the extent of such person is an individual) any member of the Immediate Family of DEVELOPER or a Principal Owner of DEVELOPER from performing services for or having an Ownership Interest in a Permitted Competitive Business, or from conducting customary promotion and advertising of a Permitted Competitive Business.

     16.E. EFFECT ON COMMISSARIES.

     It is understood and agreed that the termination or expiration of the Development Term or the Agreement Term shall not affect the operation of the Commissaries which shall continue on the terms of this Agreement. DEVELOPER's right and obligation to operate a Commissary pursuant to this Agreement shall expire or terminate solely as set out in Section 5 of this Agreement.

     16.F. CONTINUING OBLIGATIONS.

     All obligations of COMPANY and DEVELOPER under this Agreement which expressly or by their nature survive or are intended to survive the termination of this Agreement or expiration of the Agreement Term shall continue in full force and effect subsequent to and notwithstanding its expiration or termination and until they are satisfied in full or by their nature expire.

17.  INDEPENDENT CONTRACTORS/INDEMNIFICATION.

     It is understood and agreed by the parties hereto that this Agreement does not create a fiduciary relationship between them, that COMPANY and DEVELOPER are and shall be independent contractors, and that nothing in this Agreement is intended to make either party a general or special agent, joint venturer, partner, or employee of the other for any purpose. DEVELOPER shall conspicuously identify itself in all dealings with customers, suppliers, vendors, public officials, DEVELOPER personnel, and others as a developer of UNITS licensed by COMPANY and shall conspicuously and prominently place such other notices of independent ownership on such forms, business cards, stationery, advertising, and such other materials as COMPANY may require from time to time.

         DEVELOPER agrees to defend and hold COMPANY, its Affiliates and their respective shareholders, directors, officers, employees, agents, successors and assignees harmless against and to reimburse them for:

               (a) all claims, losses, obligations, damages and taxes described in this Section;

               (b) any and all claims, losses, damages and liabilities of customers and others directly or indirectly arising out of this Agreement, the development or operation of any Stores pursuant to this Agreement or the development and operation of Commissaries pursuant to this Agreement (including, without limitation, breach or violation of any agreement, contract or commitment by DEVELOPER resulting from DEVELOPER's execution and delivery of this Agreement or performance of any of its obligations hereunder or liabilities asserted by Owners or employees, agents or other representatives of DEVELOPER arising in connection with training provided by COMPANY or its Affiliates or designees or otherwise);

               (c) the conduct of Catering Service or Delivery Service

               (d) the operation of Special Distribution Arrangements;

               (e) unauthorized activities conducted in association with the Marks; or

               (f) the transfer of any interest in this Agreement, any of DEVELOPER Stores, to the extent that such claims, obligations, damages, losses or liabilities do not arise solely from the gross negligence or wrongful conduct of COMPANY.

For purposes of this indemnification, "claims" shall mean and include all obligations, actual, consequential, special, and punitive damages and costs reasonably incurred in the defense of any such claim against COMPANY or amounts paid and costs reasonably incurred in the settlement of any such claims, including, without limitation, reasonable accountants', attorneys', attorney assistants', arbitrators' and expert witness fees, cost of investigation and proof of facts, court costs, other litigation expenses, and travel and living expenses. COMPANY shall have the right to defend any such claim against it in such manner as COMPANY deems appropriate or desirable in its sole discretion. This indemnity shall continue in full force and effect subsequent to and notwithstanding the expiration or termination of this Agreement.

18.  ENFORCEMENT.

     18.A. SEVERABILITY AND SUBSTITUTION OF VALID PROVISIONS.

     If any provision of this Agreement relating to the in-term exclusive dealing covenants is declared or made invalid or unenforceable by judicial action, legislation or other government action, COMPANY may, if it believes in its sole discretion that the continuation of this Agreement would not be in its best interests, terminate this Agreement effective upon sixty (60) days' prior written notice to DEVELOPER.

     All other provisions of this Agreement are severable and this Agreement shall be interpreted and enforced as if all completely invalid or unenforceable provisions were not contained herein and partially valid and enforceable provisions shall be enforced to the extent valid and enforceable. To the extent the post-transfer restrictive covenants or post-termination/post-expiration restrictive covenants contained herein are deemed unenforceable by virtue of their scope in terms of geographic area, business activity prohibited, or length of time, but may be made enforceable by reductions or alterations of either or any thereof, DEVELOPER and COMPANY agree that same shall be enforced to the fullest extent permissible under the laws and public policies applied in the jurisdiction in which enforcement is sought. If any applicable and binding law or rule of any jurisdiction requires a greater prior notice of the termination of this Agreement than is required hereunder, or the taking of some other action not required hereunder, or if under any applicable and binding law or rule of any jurisdiction, any provision of this Agreement or any specification, standard or operating procedure prescribed by COMPANY is invalid or unenforceable, the prior notice and/or other action required by such law or rule shall be substituted for the comparable provisions hereof, and COMPANY shall have the right, in its sole discretion, to modify such invalid or unenforceable provision, specification, standard or operating procedure to the extent required to be valid and enforceable. Such modifications to this Agreement shall be effective only in such jurisdiction and shall be enforced as originally made and entered into in all other jurisdictions.

     18.B. WAIVER OF OBLIGATIONS.

     COMPANY and DEVELOPER may by written instrument unilaterally waive or reduce any obligation of or restriction upon the other under this Agreement, effective upon delivery of written notice thereof to the other or such other effective date stated in the notice of waiver. Whenever this Agreement requires COMPANY's prior approval or consent, DEVELOPER shall make a timely written request therefor and such approval shall be obtained in writing.

     With respect to this Agreement, the Franchise Agreements, the License Agreements, the relationship of the parties, the DEVELOPER Stores, Catering Service, Delivery Service, Special Distribution Arrangements or any other matter, COMPANY makes no representations, warranties or guarantees upon which DEVELOPER may rely, and assumes no liability or obligation to DEVELOPER, by granting any waiver, approval, or consent to DEVELOPER, or by reason of any neglect, delay, or denial of any request therefor. Any waiver granted by COMPANY: (1) shall be without prejudice to any other rights COMPANY may have, (2) will be subject to continuing review by COMPANY, and (3) as to continuing waivers, may be revoked prospectively, in COMPANY's sole discretion, at any time and for any reason, effective upon delivery to DEVELOPER of ten (10) days' prior written notice.

         COMPANY and DEVELOPER shall not be deemed to have waived or impaired any right, power or option reserved by this Agreement (including, without limitation, the right to demand full compliance with every term, condition and covenant in this Agreement, or to declare any breach thereof to be a default and to terminate this Agreement prior to the expiration of its term), by virtue of any:

               (i) custom or practice of the parties at variance with the terms hereof; or

               (ii) failure, refusal, or neglect of COMPANY or DEVELOPER to exercise any right under this Agreement or to insist upon full compliance by the other with its obligations hereunder, including, without limitation, any mandatory specification, standard or operating procedure; or

               (iii) waiver, forbearance, delay, failure, or omission by COMPANY to exercise any right, power, or option, whether of the same, similar or different nature, with respect to any UNIT or any development or franchise agreement therefor; or

               (iv) grant of a License Agreement to DEVELOPER; or

               (v) the acceptance by COMPANY of any payments from DEVELOPER after any breach of this Agreement.

          Neither COMPANY nor DEVELOPER shall be liable for loss or damage or deemed to be in breach of this Agreement if its failure to perform its obligations results from any of the following and is not caused by the non-performing party:

                    (vi) acts of God; or

                    (vii) acts of war or insurrection; or

                    (viii) strikes, lockouts, boycotts, fire and other
               casualties.

Any delay resulting from any of said causes shall extend the time allowed for performance accordingly or excuse performance, in whole or in part, as may be reasonable for the Store(s) directly affected thereby, except that such causes shall not excuse payment of amounts owed at the time of such occurrence or payment of any fees thereafter nor otherwise affect the Development Schedule or the development of other UNITS to be developed under this Agreement, and as soon as performance is possible the non-performing party shall immediately resume performance and, in no event, shall non-performance be excused for more than six (6) months.

     18.C. INJUNCTIVE RELIEF.

     Nothing in this Agreement shall bar COMPANY's right to seek specific performance of the provisions of this Agreement and injunctive relief against threatened conduct that will cause it loss or damages under customary equity rules, including applicable rules for obtaining restraining orders and preliminary injunctions. DEVELOPER agrees that COMPANY may obtain such injunctive relief in addition to such further or other relief as may be available at law or in equity. DEVELOPER agrees that COMPANY will not be required to post a bond to obtain any injunctive relief and that DEVELOPER's only remedy if an injunction is entered against DEVELOPER will be the dissolution of that injunction, if warranted, upon due hearing (all claims for damages by reason of the wrongful issuance of such injunction being expressly waived hereby). Any such action shall be brought as provided in Paragraph G of this Section.

     18.D. RIGHTS OF PARTIES ARE CUMULATIVE.

     The rights of COMPANY and DEVELOPER hereunder are cumulative and no exercise or enforcement by COMPANY or DEVELOPER of any right or remedy hereunder shall preclude the exercise or enforcement by COMPANY or DEVELOPER of any other right or remedy hereunder or to which COMPANY or DEVELOPER is entitled by law.

     18.E. COSTS AND LEGAL FEES.

     If COMPANY engages legal counsel in connection with any failure by DEVELOPER to comply with this Agreement, DEVELOPER shall reimburse COMPANY for costs and expenses incurred by COMPANY, including, without limitation, reasonable accountants', attorneys', attorneys assistants', arbitrators' and expert witness fees, cost of investigation and proof of facts, court costs, other litigation expenses and travel and living expenses, whether incurred prior to, in preparation for, in contemplation of or in connection with the filing of any judicial or arbitration proceeding to enforce this Agreement.

     18.F. GOVERNING LAW.

     EXCEPT TO THE EXTENT GOVERNED BY THE UNITED STATES TRADEMARK ACT OF 1946 (LANHAM ACT, 15 U.S.C. SECTIONS 1051 ET SEQ.), THIS AGREEMENT AND THE RELATIONSHIP BETWEEN THE PARTIES HERETO SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF COLORADO EXCEPT THAT SUCH STATE'S CHOICE OF LAW AND CONFLICT OF LAW RULES SHALL NOT APPLY AND ANY FRANCHISE REGISTRATION, DISCLOSURE, RELATIONSHIP OR SIMILAR STATUTE WHICH MAY BE ADOPTED BY THE STATE OF COLORADO SHALL NOT APPLY UNLESS ITS JURISDICTIONAL REQUIREMENTS ARE MET INDEPENDENTLY WITHOUT REFERENCE TO THIS PARAGRAPH.

     18.G. CONSENT TO JURISDICTION/CHOICE OF FORUM.

     DEVELOPER AGREES THAT DEVELOPER SHALL, AND COMPANY MAY, AT ITS OPTION, INSTITUTE ANY ACTION ARISING OUT OF OR RELATING TO THIS AGREEMENT IN ANY STATE COURT OF GENERAL JURISDICTION IN JEFFERSON COUNTY, COLORADO OR THE UNITED STATES FEDERAL DISTRICT COURT FOR THE DISTRICT OF COLORADO, OR THE STATE COURT OF GENERAL JURISDICTION OR UNITED STATES FEDERAL DISTRICT COURT NEAREST TO COMPANY'S EXECUTIVE OFFICE AT THE TIME SUCH ACTION IS FILED. DEVELOPER IRREVOCABLY SUBMITS TO THE JURISDICTION OF ANY SUCH COURT AND WAIVES ANY OBJECTION IT MAY HAVE TO EITHER THE JURISDICTION OR VENUE OF ANY SUCH COURT.

     18.H. LIMITATIONS OF CLAIMS.

     EXCEPT FOR CLAIMS BROUGHT BY COMPANY WITH REGARD TO DEVELOPER'S OBLIGATIONS TO MAKE PAYMENTS TO COMPANY PURSUANT TO THIS AGREEMENT OR TO INDEMNIFY COMPANY PURSUANT TO SECTION 17, ANY AND ALL CLAIMS ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE RELATIONSHIP OF DEVELOPER AND COMPANY PURSUANT HERETO SHALL BE BARRED UNLESS AN ACTION IS COMMENCED WITHIN: (1) TWO
(2) YEARS FROM THE DATE ON WHICH THE ACT OR EVENT GIVING RISE TO THE CLAIM OCCURRED, OR (2) ONE (1) YEAR FROM THE DATE ON WHICH DEVELOPER OR COMPANY KNEW OR SHOULD HAVE KNOWN, IN THE EXERCISE OF REASONABLE DILIGENCE, OF THE FACTS GIVING RISE TO SUCH CLAIMS, WHICHEVER OCCURS FIRST.

     18.I. WAIVER OF PUNITIVE DAMAGES.

     COMPANY AND DEVELOPER HEREBY WAIVE TO THE FULLEST EXTENT PERMITTED BY LAW, ANY RIGHT OR CLAIM FOR ANY PUNITIVE, EXEMPLARY, CONSEQUENTIAL OR SPECULATIVE DAMAGES AGAINST THE OTHER AND AGREE THAT IN THE EVENT OF A DISPUTE BETWEEN THEM, EXCEPT AS OTHERWISE PROVIDED HEREIN, EACH SHALL BE LIMITED TO THE RECOVERY OF ACTUAL DAMAGES SUSTAINED BY IT.

     18.J. WAIVER OF JURY TRIAL.

     COMPANY AND DEVELOPER IRREVOCABLY WAIVE TRIAL BY JURY ON ANY ACTION, PROCEEDING OR COUNTERCLAIM, WHETHER AT LAW OR IN EQUITY, BROUGHT BY EITHER OF THEM.

     18.K. BINDING EFFECT.

     This Agreement is binding upon the parties hereto and their respective executors, administrators, heirs, assigns, and successors in interest, and shall not be modified except by written agreement signed by both DEVELOPER and COMPANY.

     18.L. CONSTRUCTION.

     The preambles and exhibits are a part of this Agreement, this Agreement constitutes the entire agreement of the parties, and there are no other oral or written understandings or agreements between COMPANY and DEVELOPER relating to the subject matter of this Agreement. Except as otherwise set forth herein, nothing in this Agreement is intended, nor shall be deemed, to confer any rights or remedies upon any person or legal entity not a party hereto. The headings of the several sections and paragraphs hereof are for convenience only and do not define, limit, or construe the contents of such sections or paragraphs. The term "DEVELOPER" as used in this Agreement is applicable to one or more persons or entities as the case may be, and the singular usage includes the plural and the masculine and neuter usages include each other and the feminine.

     If two or more persons are at any time DEVELOPER hereunder, whether or not as partners or joint venturers, their obligations and liabilities to COMPANY shall be joint and several. This Agreement shall be executed in multiple copies, each of which shall be deemed an original.

     18.M. REASONABLENESS; APPROVALS.

     COMPANY and DEVELOPER agree to act reasonably in all dealings with each other pursuant to this Agreement. Whenever the consent or approval of either party is required or contemplated hereunder, the party whose consent or approval is required agrees not to unreasonably withhold the same, unless expressly subject to such party's sole discretion pursuant to the terms of this Agreement.

     19.  NOTICES AND PAYMENTS.

     All written notices and reports permitted or required to be delivered by the provisions of this Agreement or of the Development Manual shall be deemed so delivered at the time delivered by hand, one (1) business day after transmission by facsimile with proof of receipt, one (1) business day after being placed in the hands of a commercial courier service for overnight delivery, or three (3) business days after placement in the United States Mail by Registered or Certified Mail, Return Receipt Requested, postage prepaid and properly addressed. Unless otherwise notified in writing, all notices, reports and/or payments to COMPANY shall be sent to COMPANY at 14123 Denver West Parkway, Golden, Colorado 80401, to the attention of the Vice President, Franchise Development, with a copy to Vice President, General Counsel, or its most current principal business address of which DEVELOPER has been notified. Notices to DEVELOPER shall be sent to DEVELOPER at the address shown on the first page of this Agreement or to DEVELOPER's most current principal business address of which COMPANY has been notified, as applicable. All payments and reports required by this Agreement shall be directed to COMPANY at the above address, or to such other persons and places as COMPANY may direct from time to time. Any required payment or report not actually received by COMPANY during regular business hours on the date due (or postmarked by postal authorities at least two (2) days prior thereto) shall be deemed delinquent.

     IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement in multiple originals on the day and year first above written and COMPANY has accepted this Agreement in Jefferson County, Colorado.


EINSTEIN/NOAH BAGEL CORP.               EINSTEIN/NOAH BAGEL PARTNERS, L.P.
-------------------------------------   -------------------------------------
COMPANY                                 DEVELOPER

                                        By:  Einstein/Noah Bagel Partners, Inc.
                                        Its: General Partner


By:                                     By:
     --------------------------------      ----------------------------------
         Paul A. Strasen

Its:     Sr. Vice President             Its:
     --------------------------------       ---------------------------------

                                   EXHIBIT A
                          TO THE DEVELOPMENT AGREEMENT
                    BY AND BETWEEN EINSTEIN/NOAH BAGEL CORP.
                                      AND
                       EINSTEIN/NOAH BAGEL PARTNERS, L.P.
                          DATED ______________________


                                 CATERING RIDER

                                 CATERING RIDER



         THIS RIDER is made as of this _________ day of , 19___ by and between EINSTEIN/NOAH BAGEL CORP., a Delaware corporation ("COMPANY"), and ________ __________________________________________________, a _________________________
("DEVELOPER"), and is attached to and incorporated into the Einstein/Noah Bagel Corp. Franchise Agreement or License Agreement by and between COMPANY and DEVELOPER (the "Agreement") dated as of ____________________. All capitalized terms not defined in this Rider shall have the respective meanings set forth in the Agreement. To the extent that the terms of this Rider are inconsistent with any of the terms of the Agreement, the terms of this Rider shall supersede and govern.

         1. CATERING SERVICE. DEVELOPER agrees that, within ( ) days after the execution date of this Rider and thereafter during the remainder of the term of the Agreement, subject to earlier termination by COMPANY as provided below in this Rider, DEVELOPER will offer and provide Catering Service (defined below) from the Stores or, if required by COMPANY in its sole discretion, from a catering facility ("CATERING FACILITY") to customers located within the geographic area described in Schedule A attached hereto ("CATERING AREA"). As used herein, "Catering Service" shall mean the delivery of Products prepared at the Stores or a Catering Facility to customers in the Catering Area, where (a) such Products are intended to serve fifteen (15) or more persons, or (b) in addition to the delivery of Products, DEVELOPER provides ancillary services to a customer at a location within the Catering Area, including, by way of example and without limitation, setting up for serving or other distribution of Products. The Stores or the Catering Facility, whichever is used for the conduct of Catering Service by DEVELOPER, shall be referred to herein as the "Catering Location" and shall be identified in Schedule A attached hereto immediately after COMPANY approves such Catering Facility in writing pursuant to the requirements of Paragraph 2 below. DEVELOPER acknowledges and agrees that Catering Service shall not include Delivery Service, as defined in the Agreement. DEVELOPER, at its sole expense, shall take such actions (including, without limitation, constructing such improvements and acquiring fixtures, equipment, vehicles, and other materials and supplies) and obtain such permits as are required to commence Catering Service from the Catering Location within the (___) day period specified above.

         2. CATERING SERVICE STANDARDS. DEVELOPER agrees to provide Catering Service in accordance with the standards, specifications and procedures for Catering Service which COMPANY prescribes, and may change from time to time in its sole discretion, in the Manuals or otherwise in writing, including, without limitation, requirements for catering vehicles (owned and non-owned), training and conduct of personnel involved in Catering Service, design, layout, equipment, fixtures, furniture, signage, product packaging, materials and supplies, and COMPANY's prototype plans and layout for a Catering Location.

         In particular, and without limiting the foregoing, DEVELOPER shall:

               a. require all catering drivers to strictly comply with all regulations, laws and ordinances applicable to the operation of motor vehicles and use due care, taking into consideration road conditions, when performing catering services;

               b. require all catering drivers to maintain adequate motor vehicle liability insurance that complies with all applicable laws and regulations and that extends to the operation of a motor vehicle for use for commercial delivery;

               c. maintain or cause drivers to maintain all catering vehicles in good and safe operating condition in full compliance with all applicable laws and regulations;

               d. conduct initial and periodic (at least once every six months) driving record checks on all catering drivers;

               e. require all catering drivers to possess and maintain valid drivers licenses and driving records free of disqualifying violations;

               f. suspend, or where appropriate under COMPANY's specifications and standards as in effect from time to time, terminate any catering driver who does not conform to COMPANY's standards and specifications for Catering Service; and

               g. obtain and maintain all licenses, permits and other governmental approvals necessary or advisable for the provision of Catering Services, and the conduct of such Catering Service in a manner which complies with all sanitary, safety and food preparation and holding period standards.

         DEVELOPER shall maintain the condition and appearance of, and perform maintenance with respect to, the Catering Location, catering vehicles, furniture, fixtures and equipment used in connection with the provision of Catering Service in accordance with COMPANY's standards, specifications and procedures, and consistent with the image of UNITS and related facilities as first class, clean, sanitary, attractive and efficiently operated food service businesses.

         3. COMPANY'S REVIEW AND APPROVAL OF THE CATERING FACILITY. DEVELOPER shall comply with COMPANY's specifications and requirements regarding site selection (if applicable), development and construction of the Catering Facility. DEVELOPER shall promptly submit to COMPANY after the execution date of this Rider a complete site evaluation report and feasibility analysis (the "CATERING FACILITY SITE PACKAGE") on COMPANY's specified form (containing such commercial and other information and photographs as COMPANY may require from time to time) for the site at which DEVELOPER proposes and intends in good faith to establish and operate the Catering Facility and which DEVELOPER reasonably believes to conform to certain minimum site criteria for catering facilities established by COMPANY from time to time in its sole discretion. In approving or disapproving any proposed site for the Catering Facility, COMPANY will consider such matters as it deems material, including, without limitation, the effect Catering Service will have on the carry-out and on-premises dining services and Delivery Service (if any) conducted at or from the STORE, traffic patterns, parking, the predominant character of the neighborhood, the nature of other businesses in proximity to the site, and other commercial characteristics (including the purchase price or rental obligations and other lease terms for the proposed site, if applicable) and the size, appearance, and other physical characteristics of the proposed site.

         COMPANY will approve or disapprove a proposed site for the Catering Facility by delivery of written notice to DEVELOPER. COMPANY agrees to exert its best efforts to deliver such notification to DEVELOPER within twenty (20) days after receipt by COMPANY of a complete Catering Facility Site Package and such other materials requested by COMPANY from time to time, containing all information required by COMPANY. COMPANY shall have the right in its sole discretion to approve or disapprove a proposed site for the Catering Facility, and DEVELOPER acknowledges and agrees that COMPANY shall have no liability therefor. Notwithstanding any other provision of this Rider, COMPANY's failure to provide DEVELOPER with notice of its approval or disapproval of one or more proposed sites shall in no event constitute a waiver of COMPANY's right to approve or disapprove the site for the Catering Facility.

         4. COMPANY'S RIGHT TO TERMINATE THE AGREEMENT OR CATERING SERVICE. If DEVELOPER fails to provide Catering Service as required pursuant to this Rider, DEVELOPER acknowledges and agrees COMPANY shall have the right to terminate (a) the Agreement pursuant to and in accordance with the terms specified in Section 3.C. of the Agreement, or (b) DEVELOPER's right to provide Catering Service, among other rights, pursuant to and in accordance with the terms specified in Section 18.B(8)(b) of the Agreement. If COMPANY terminates DEVELOPER's right to perform Catering Service pursuant to this Paragraph 4, COMPANY or its designee will have the right to offer Catering Service within the Territory of the STORE from and after COMPANY's delivery of written notice of such termination to DEVELOPER.

         Notwithstanding the foregoing, COMPANY reserves the right, at any time and in its sole discretion, with or without cause and regardless of the investment made by DEVELOPER in establishing and conducting Catering Service or the length of time DEVELOPER has offered Catering Service: (1) to reduce, modify or expand the Catering Area, effective upon COMPANY's written notice to DEVELOPER, provided, however, that if a reduction or modification of the Catering Area amounts to a termination of substantially all of DEVELOPER's rights to provide such services (except in the case of the exercise by COMPANY of its remedies under Section 18.C of this Agreement), such reduction or modification shall not be effective until 90 days after COMPANY's written notice to DEVELOPER; or (2) to suspend or terminate DEVELOPER's right to offer Catering Service, effective one hundred eighty (180) days after COMPANY's written notice to DEVELOPER (in which case, DEVELOPER will not file any orders for Catering Service after the expiration of such one hundred eighty (180) day period). In the event of such suspension or termination, COMPANY reserves the right to require DEVELOPER to reinstate Catering Service upon fifteen (15) days' prior written notice to DEVELOPER.

         IN WITNESS WHEREOF, the parties hereto have executed and delivered this Rider in multiple originals as of the date of the Agreement.


--------------------------------             ----------------------------------
COMPANY                                      DEVELOPER


By:                                          By:
    ----------------------------                  ----------------------------
Its:                                         Its:
    ----------------------------                  ----------------------------

                                   SCHEDULE A
                             TO THE CATERING RIDER
                        TO THE EINSTEIN/NOAH BAGEL CORP.
                             DEVELOPMENT AGREEMENT
                    BY AND BETWEEN EINSTEIN/NOAH BAGEL CORP.
                     AND EINSTEIN/NOAH BAGEL PARTNERS, L.P.
                             DATED  ________________


                      CATERING AREA AND CATERING FACILITY


         1.    CATERING AREA.  The Catering Area will be as follows:




, provided that COMPANY may, at any time and in its sole discretion, with or without cause and regardless of the investment made by DEVELOPER in establishing and conducting Catering Service or the length of time DEVELOPER has offered Catering Service, reduce, modify or expand the Catering Area.

         2. CATERING FACILITY. The Catering Facility will be located at the following address:

               ---------------------------------------------------------------

               ---------------------------------------------------------------


                                                     INITIALS:


                                                     COMPANY:
                                                               ---------------

                                                     DEVELOPER:
                                                                --------------

                                   EXHIBIT B
                          TO THE DEVELOPMENT AGREEMENT
                    BY AND BETWEEN EINSTEIN/NOAH BAGEL CORP.
                                      AND
                       EINSTEIN/NOAH BAGEL PARTNERS, L.P.
                          DATED ______________________


                                 DELIVERY RIDER

                                 DELIVERY RIDER


         THIS RIDER is made as of this __________ day of , 19___ by and between EINSTEIN/NOAH BAGEL CORP., a Delaware corporation ("COMPANY"), and ___________ ____________________________________________________, a ______________________
("DEVELOPER"), and is attached to and incorporated into the Einstein/Noah Bagel Corp. Franchise Agreement or License Agreement by and between COMPANY and DEVELOPER (the "AGREEMENT") dated as of _____________________. All capitalized terms not defined in this Rider shall have the respective meanings set forth in the Agreement. To the extent that the terms of this Rider are inconsistent with any of the terms of the Agreement, the terms of this Rider shall supersede and govern.

         1. DELIVERY SERVICE. DEVELOPER agrees that, within ( ) days after the execution date of this Rider and thereafter during the remainder of the term of the Agreement, subject to earlier termination by COMPANY as provided below in this Rider, DEVELOPER will offer and provide Delivery Service (defined below) from the Stores or, if required by COMPANY its sole discretion, from a separate delivery facility approved by COMPANY in writing ("DELIVERY FACILITY"), to customers located within the geographic area described in Schedule A attached hereto ("DELIVERY AREA"). As used herein, "DELIVERY SERVICE" shall mean the delivery of Products prepared at the Store or a Delivery Facility to customers in the Delivery Area, where (a) such Products are intended to serve fewer than fifteen (15) persons, and (b) such service involves the provision of no services other than the delivery of Products to a customer at a location within the Delivery Area. DEVELOPER acknowledges and agrees that Delivery Service shall not include Catering Service, as defined in the Agreement. DEVELOPER, at its sole expense, shall take such actions (including, without limitation, constructing such improvements and acquiring fixtures, equipment, delivery vehicles, and other materials and supplies) and obtain such permits as required to commence Delivery Service within the _______ _________________ (__________ ) day period specified above.

         2. DELIVERY SERVICE STANDARDS. DEVELOPER agrees to provide Delivery Service in accordance with the standards, specifications and procedures for Delivery Service which COMPANY prescribes, and which COMPANY may change from time to time in its sole discretion, in the Manuals or otherwise in writing, including, without limitation, requirements for delivery drivers, delivery vehicles (owned and non-owned), delivery response time, training of personnel involved in Delivery Service, design, layout, equipment, fixtures, signage, product packaging, materials and supplies, and COMPANY's prototype plans and layout for a delivery staging area within a UNIT or for a Delivery Facility, if any, approved by COMPANY.

         In particular, and without limiting the foregoing, DEVELOPER shall:

               a. require all delivery drivers to strictly comply with all regulations, laws and ordinances applicable to the operation of motor vehicles and use due care, taking into consideration road conditions, when performing delivery services;

               b. require all delivery drivers to maintain adequate motor vehicle liability insurance that complies with all applicable laws and regulations and that extends to the operation of a motor vehicle for use for commercial delivery;

               c. maintain or cause drivers to maintain all delivery vehicles in good and safe operating condition in full compliance with all applicable laws and regulations;

               d. conduct initial and periodic (at least once every six months) driving record checks on all delivery drivers;

               e. not guarantee to customers delivery within any specified time or advertise or promote refunds or discounts for DEVELOPER's failure to deliver within any specified time;

               f. require all delivery drivers to possess and maintain valid drivers licenses and driving records free of disqualifying violations; and

               g. suspend, or where appropriate under COMPANY's specifications and standards as in effect from time to time, terminate any delivery driver who does not conform to COMPANY's standards and specifications for Delivery Service.

         DEVELOPER shall maintain the condition and appearance of, and perform maintenance with respect to the delivery vehicles, facilities, fixtures and equipment used in connection with the provision of Delivery Service in accordance with COMPANY's standards, specifications and procedures, and consistent with the image of UNITS as first class, clean, sanitary, attractive and efficiently operated food service businesses.

         3. COMPANY'S RIGHT TO TERMINATE THE AGREEMENT OR DELIVERY SERVICE. If DEVELOPER fails to provide Delivery Service as required pursuant to this Rider, DEVELOPER acknowledges and agrees COMPANY shall have the right to terminate (a) the Agreement pursuant to and in accordance with Section 18.B(8)(a) of the Agreement, or (b) DEVELOPER's right to provide Delivery Service, among other rights, pursuant to and in accordance with Section 3.B of the Agreement. If COMPANY terminates DEVELOPER's right to perform Delivery Service pursuant to this Paragraph 3, COMPANY or its designee will have the right to offer Delivery Service within the Development Area from and after COMPANY's delivery of written notice of such termination to DEVELOPER.

         Notwithstanding the foregoing, COMPANY reserves the right, at any time and in its sole discretion, with or without cause and regardless of the investment made by DEVELOPER in establishing and conducting Delivery Service or the length of time DEVELOPER has offered Delivery Service: (a) to reduce, modify or expend the Delivery Area, effective upon

COMPANY's written notice to DEVELOPER, provided, however, that if a reduction or modification of the Delivery Area amounts to a termination of substantially all of DEVELOPER's rights to provide such services (except in the case of the exercise by COMPANY of its remedies under Section 18.C of this Agreement), such reduction or modification shall not be effective until 90 days after COMPANY's written notice to DEVELOPER; or (b) to suspend or terminate DEVELOPER's right to offer Delivery Service, effective one hundred eighty (180) days after COMPANY's written notice to DEVELOPER. In the event of such suspension or termination, COMPANY reserves the right to require DEVELOPER to reinstate Delivery Service upon fifteen (15) days' prior written notice to DEVELOPER.

         4. DISPLAY OF MARKS. DEVELOPER is hereby granted a special, limited license to display on delivery vehicles used in the performance of delivery service pursuant to this Rider the Marks and logos in the form and manner specified by COMPANY in the Manuals or otherwise. This license shall expire automatically and without notice upon the expiration or termination of DEVELOPER's right to provide delivery services pursuant to this Rider.

         IN WITNESS WHEREOF, the parties hereto have executed and delivered this Rider in multiple originals as of the date of the Agreement.



--------------------------------             ---------------------------------
COMPANY                                      DEVELOPER


By:                                          By:
    ----------------------------                  ----------------------------
Its:                                         Its:
    ----------------------------                  ----------------------------

                                   SCHEDULE A

                             TO THE DELIVERY RIDER
             TO THE EINSTEIN/NOAH BAGEL CORP. DEVELOPMENT AGREEMENT
                                 BY AND BETWEEN
                           EINSTEIN/NOAH BAGEL CORP.
                     AND EINSTEIN/NOAH BAGEL PARTNERS, L.P.
                            DATED _________________


                                 DELIVERY AREA


         1. DELIVERY AREA. The Delivery Area of the Store will be as follows:












, provided that COMPANY may, and DEVELOPER acknowledges and agrees that COMPANY may, at any time and in its sole discretion with or without cause and regardless of the investment made by DEVELOPER in establishing and conducting Delivery Service or the length of time DEVELOPER has offered Delivery Service, reduce, modify or expand the Delivery Area.




                                                     INITIALS:


                                                     COMPANY:
                                                               ---------------

                                                     DEVELOPER:
                                                                --------------

                                   EXHIBIT C
                          TO THE DEVELOPMENT AGREEMENT
                    BY AND BETWEEN EINSTEIN/NOAH BAGEL CORP.
                                      AND
                       EINSTEIN/NOAH BAGEL PARTNERS, L.P.
                      DATED _____________________________


                                DEVELOPMENT FEE

                                DEVELOPMENT FEE


         1. DEVELOPMENT FEE. The Development Fee referred to in Section 7.A. of this Agreement shall be FOUR MILLION FOUR HUNDRED FIFTEEN THOUSAND DOLLARS ($4,415,000). COMPANY shall credit DEVELOPER for the Development Fees previously paid to COMPANY in the following manner: Colonial Bagels, L.P. - $1,025,000, Great Lakes Bagels, L.P. - $1,125,000, Gulfstream Bagels, L.P. - $990,000, Noah's Pacific, L.L.C. - $825,000 and Sunbelt Bagels, L.L.C. - $450,000; which the parties acknowledge are in the aggregate Four Million Four Hundred Fifteen Thousand Dollars ($4,415,000).







                                                     INITIALS:


                                                     COMPANY:
                                                               ---------------

                                                     DEVELOPER:
                                                                --------------

                                   EXHIBIT D
                          TO THE DEVELOPMENT AGREEMENT
                    BY AND BETWEEN EINSTEIN/NOAH BAGEL CORP.
                                      AND
                       EINSTEIN/NOAH BAGEL PARTNERS, L.P.
                          DATED ______________________


                              DEVELOPMENT AREA(S)

                              DEVELOPMENT AREA(S)


         The Development Area referred to in Section 2 of this Agreement shall consist of the aggregate of the Sub-Areas described as follows:

                          SUB-AREA NO. 1 - BOSTON DMA

         Barnstable County, MA                  Nantucket County, MA
         Belknap County, NH                     Norfolk County, MA
         Cheshire County, NH                    Plymouth County, MA
         Dukes County, MA                       Rockingham County, NH
         Essex County, MA                       Strafford County, NH
         Hillsborough County, NH                Suffolk County, MA
         Merrimack County, NH                   Windham County, VT
         Middlesex County, MA                   Worcester County, MA


                  SUB-AREA NO. 2 - BURLINGTON/PLATTSBURGH DMA

         Addison County, VT                     Grand Isle County, VT
         Caledonia County, VT                   Lamoille County, VT
         Chittenden County, VT                  Orange County, VT
         Clinton County, NY                     Orleans County, VT
         Essex County, NY                       Rutland County, VT
         Essex County, VT                       Sullivan County, NH
         Franklin County, NY                    Washington County, VT
         Franklin County, VT                    Windsor County, VT
         Grafton County, NH


                         SUB-AREA NO. 3 - CLEVELAND DMA

         Ashland County, OH                     Lorain County, OH
         Ashtabula County, OH                   Medina County, OH
         Carroll County, OH                     Portage County, OH
         Cuyahoga County, OH                    Richland County, OH
         Erie County, OH                        Stark County, OH
         Geauga County, OH                      Summit County, OH
         Holmes County, OH                      Tuscarawas County, OH
         Huron County, OH                       Wayne County, OH
         Lake County, OH

                         SUB-AREA NO. 4 - COLUMBUS DMA

         Coshocton County, OH                   Madison County, OH
         Delaware County, OH                    Marion County, OH
         Fairfield County, OH                   Morgan County, OH
         Fayette County, OH                     Morrow County, OH
         Franklin County, OH                    Perry County, OH
         Hardin County, OH                      Pickaway County, OH
         Hocking County, OH                     Pike County, OH
         Knox County, OH                        Union County, OH
         Licking County, OH


                        SUB-AREA NO. 5 - PITTSBURGH DMA

         Allegheny County, PA                   Indiana County, PA
         Armstrong County, PA                   Lawrence County, PA
         Beaver County, PA                      Monongalia County, WV
         Butler County, PA                      Preston County, WV
         Clarion County, PA                     Venango County, PA
         Fayette County, PA                     Washington County, PA
         Forest County, PA                      Westmoreland County, PA
         Greene County, PA


                         SUB-AREA NO. 6 - NEW YORK DMA

         Bergen County, NJ                      Nassau County, NY
         Bronx County, NJ                       New York County, NY
         Dutchess County, NY                    Ocean County, NJ
         Essex County, NJ                       Orange County, NY
         Fairfield County CT                    Passaic County, NJ
         Hudson County, NJ                      Pike County, PA
         Hunterdon County, NJ                   Putnam County, NY
         Kings County, NY                       Queens County, NY
         Middlesex County, NJ                   Richmond County, NY
         Monmouth County, NJ                    Rockland County, NY
         Morris County, NJ                      Somerset County, NJ

         Suffolk County, NY                     Union County, NJ
         Sullivan County, NY                    Warren County, NJ
         Sussex County, NJ                      Westchester County, NY
         Ulster County, NY


                         SUB-AREA NO. 7 - MILWAUKEE DMA

         Dodge County, WI                       Racine County, WI
         Jefferson County, WI                   Sheboygan County, WI
         Kenosha County, WI                     Walworth County, WI
         Milwaukee County, WI                   Washington County, WI
         Ozaukee County, WI                     Waukesha County, WI


                          SUB-AREA NO. 8 - CHICAGO DMA

         Cook County, IL                        Lake County, IL
         De Kalb County, IL                     Lake County, IN
         DuPage County, IL                      LaPorte County, IN
         Grundy County, IL                      LaSalle County, IL
         Jasper County, IN                      McHenry County, IL
         Kane County, IL                        Newton County, IN
         Kankakee County, IL                    Porter County, IN
         Kendall County, IL                     Will County, IL


                          SUB-AREA NO. 9 - DETROIT DMA

         Lapeer County, MI                      Oakland County, MI
         Livingston County, MI                  St. Clair County, MI
         Macomb County, MI                      Washtenaw County, MI
         Monroe County, MI                      Wayne County, MI


                         SUB-AREA NO. 10 - MADISON DMA

         Columbia County, WI                    Lafayette County, WI
         Dane County, WI                        Marquette County, WI
         Grant County, WI                       Richland County, WI
         Green County, WI                       Rock County, WI
         Iowa County, WI                        Sauk County, WI
         Juneau County, WI

                       SUB-AREA NO. 11 - INDIANAPOLIS DMA

         Bartholomew County, IN                 Johnson County, IN
         Benton County, IN                      Lawrence County, IN
         Blackford County, IN                   Madison County, IN
         Boone County, IN                       Marion County, IN
         Brown County, IN                       Miami County, IN
         Carroll County, IN                     Monroe County, IN
         Cass County, IN                        Montgomery County, IN
         Clinton County, IN                     Morgan County, IN
         Decatur County, IN                     Owen County, IN
         Delaware County, IN                    Putnam County, IN
         Fountain County, IN                    Randolph County, IN
         Grant County, IN                       Rush County, IN
         Hamilton County, IN                    Shelby County, IN
         Hancock County, IN                     Tippecanoe County, IN
         Hendricks County, IN                   Tipton County, IN
         Henry County, IN                       Warren County, IN
         Howard County, IN                      White County, IN


                        SUB-AREA NO. 12 - ST. LOUIS DMA

         Bond County, IL                        Monroe County, IL
         Calhoun County, IL                     Montgomery County, IL
         Clinton County, IL                     Montgomery County, MO
         Crawford County, MO                    Perry County, MO
         Fayette County, IL                     Pike County, MO
         Franklin County, MO                    Randolph County, IL
         Gasconade County, MO                   St. Charles County, MO
         Greene County, IL                      St. Clair County, IL
         Iron County, MO                        St. Francois County, MO
         Jefferson County, MO                   St. Louis (Independent City), MO
         Jersey County, IL                      St. Louis County, MO
         Lincoln County, MO                     Ste. Genevieve County, MO
         Macoupin County, IL                    Warren County, MO
         Madison County, IL                     Washington County, IL
         Madison County, MO                     Washington County, MO
         Marion County, IL

                       SUB-AREA NO. 13 - KANSAS CITY DMA

         Anderson County, KS                    Henry County, MO
         Atchison County, KS                    Jackson County, MO
         Bates County, MO                       Johnson County, KS
         Brown County, KS                       Johnson County, MO
         Carroll County, MO                     Lafayette County, MO
         Cass County, MO                        Leavenworth County, KS
         Cladwell County, MO                    Linn County, KS
         Clay County, MO                        Linn County, MO
         Clinton County, MO                     Livingston County, MO
         Daviess County, MO                     Miami County, KS
         Douglas County, KS                     Pettis County, MO
         Franklin County, KS                    Platte County, MO
         Gentry County, MO                      Ray County, MO
         Grundy County, MO                      Saline County, MO
         Harrison County, MO                    Wyandotte County, KS


SUB-AREA NO. 14 - MINNEAPOLIS-ST. PAUL, DULUTH-SUPERIOR, LACROSSE-EAU CLAIRE DMA

         Aitkin County, MN                      Douglas County, MN
         Anoka County, MN                       Douglas County, WI
         Ashland County, WI                     Dunn County, WI
         Barron County, WI                      Eau Claire County, WI
         Bayfield County, WI                    Gogebic County, MI
         Beltrami County, MN                    Goodhue County, MN
         Benton County, MN                      Grant County, MN
         Big Stone County, MN                   Hennepin County, MN
         Buffalo County, WI                     Houston County, MN
         Burnett County, WI                     Hubbard County, MN
         Carlton County, MN                     Iron County, WI
         Carver County, MN                      Isanti County, MN
         Cass County, MN                        Itasca County, MN
         Chippewa County, MN                    Jackson County, MN
         Chippewa County, WI                    Kanabec County, MN
         Chisago County, MN                     Jackson County, WI
         Cook County, MN                        Kandiyohi County, MN
         Cottonwood County, MN                  Koochiching County, MN
         Crawford County, WI                    La Crosse County, WI
         Crow Wing County, MN                   Lac qui ParleCounty, MN
         Dakota County, MN                      Lake County, MN

            SUB-AREA NO. 14 - MINNEAPOLIS-ST. PAUL, DULUTH-SUPERIOR,
                       LACROSSE-EAU CLAIRE DMA - CONT'D.

         LeSueur County, MN                     Sherburne County, MN
         Lyon County, MN                        Sibley County, MN
         McLeod County, MN                      St. Croix County, WI
         Meeker County, MN                      St. Louis County, MN
         Mille Lacs County, MN                  Stearns County, MN
         Monroe County, WI                      Steele County, MN
         Morrison County, MN                    Stevens County, MN
         Nicollet County, MN                    Swift County, MN
         Pepin County, WI                       Todd County, MN
         Pierce County, WI                      Tempealeau County, WI
         Pine County, MN                        Traverse County, MN
         Polk County, WI                        Vernon County, WI
         Pope County, MN                        Wabasha County, MN
         Ramsey County, MN                      Wadena County, MN
         Redwood County, MN                     Waseca County, MN
         Renville County, MN                    Washburn County, WI
         Rice County, MN                        Washington County, MN
         Rusk County, WI                        Winona County, MN
         Sawyer County, WI                      Wright County, MN
         Scott County, MN                       Yellow Medicine County, MN


                          SUB-AREA NO. 15 - AUSTIN DMA

         Bastrop County, TX                     Lee County, TX
         Blanco County, TX                      Llano County, TX
         Burnet County, TX                      Mason County, TX
         Caldwell County, TX                    Travis County, TX
         Fayette County, TX                     Williamson County, TX
         Hays County, TX


                         SUB-AREA NO. 16 - DALLAS DMA

         Anderson County, TX                    Dallas County, TX
         Bosque County, TX                      Delta County, TX
         Collin County, TX                      Denton County, TX
         Comanche County, TX                    Ellis County, TX
         Cooke County, TX                       Erath County, TX

         Fanin County, TX                       Lamar County, TX
         Freestone County, TX                   Navarro County, TX
         Hamilton County, TX                    Palo Pinto County, TX
         Henderson County, TX                   Parker County, TX
         Hill County, TX                        Rains County, TX
         Hood County, TX                        Rockwall County, TX
         Hopkins County, TX                     Somervell County, TX
         Hunt County, TX                        Tarrant County, TX
         Jack County, TX                        Van Zandt County, TX
         Johnson County, TX                     Wise County, TX
         Kaufman County, TX


                         SUB-AREA NO. 17 - HOUSTON DMA

         Austin County, TX                      Liberty County, TX
         Brazoria County, TX                    Matagorda County, TX
         Calhoun County, TX                     Montgomery County, TX
         Chambers County, TX                    Polk County, TX
         Colorado County, TX                    San Jacinto County, TX
         Fort Bend County, TX                   Walker County, TX
         Galveston County, TX                   Waller County, TX
         Grimes County, TX                      Washington County, TX
         Harris County, TX                      Wharton County, TX
         Jackson County, TX


                     SUB-AREA NO. 18 - FT. MYERS/NAPLES DMA

         Charlotte County, FL                   Glades County, FL
         Collier County, FL                     Hendry County, FL
         De Soto County, FL                     Lee County, FL


                   SUB-AREA NO. 19 - MIAMI/FT. LAUDERDALE DMA

                               Broward County, FL
                               Dade County, FL
                               Monroe County, FL

             SUB-AREA NO. 20 - ORLANDO/DAYTONA BEACH/MELBOURNE DMA

         Brevard County, FL                     Osceola County, FL
         Flagler County, FL                     Seminole County, FL
         Lake County, FL                        Sumter County, FL
         Marion County, FL                      Volusia County, FL
         Orange County, FL


              SUB-AREA NO. 21 - TAMPA/ST. PETERSBURG/SARASOTA DMA

         Citrus County, FL                      Manatee County, FL
         Hardee County, FL                      Pasco County, FL
         Hernando County, FL                    Pinellas County, FL
         Highlands County, FL                   Polk County, FL
         Hillsborough County, FL                Sarasota County, FL


                SUB-AREA NO. 22 - WEST PALM BEACH/FT. PIERCE DMA

         Indian River County, FL                Palm Beach County, FL
         Martin County, FL                      St. Lucie County, FL
         Okeechobee County, FL


                         SUB-AREA NO. 23 - ATLANTA DMA

         Banks County, GA                       Douglas County, GA
         Barrow County, GA                      Fayette County, GA
         Bartow County, GA                      Floyd County, GA
         Butts County, GA                       Forsyth County, GA
         Carroll County, GA                     Fulton County, GA
         Chattooga County, GA                   Gilmer County, GA
         Cherokee County, GA                    Gordon County, GA
         Clarke County, GA                      Greene County, GA
         Clay County, GA                        Gwinnett County, GA
         Clayton County, GA                     Habersham County, GA
         Cleburne County, AL                    Hall County, GA
         Cobb County, GA                        Haralson County, GA
         Coweta County, GA                      Heard County, GA
         Dawson County, GA                      Henry County, GA
         DeKalb County, GA                      Jackson County, GA

         Jasper County, GA                      Putnam County, GA
         Lamar County, GA                       Rabun County, GA
         Lumpkin County, GA                     Randolph County, AL
         Meriwether County, GA                  Rockdale County, GA
         Morgan County, GA                      Spalding County, GA
         Newton County, GA                      Towns County, GA
         Oconee County, GA                      Troup County, GA
         Oglethorpe County, GA                  Union County, GA
         Paulding County, GA                    Upson County, GA
         Pickens County, GA                     Walton County, GA
         Pike County, GA                        White County, GA
         Polk County, GA


                        SUB-AREA NO. 24 - CHARLOTTE DMA

         Alexander County, NC                   Gaston County, NC
         Anson County, NC                       Iredell County, NC
         Ashe County, NC                        Lancaster County, SC
         Avery County, NC                       Lincoln County, NC
         Burke County, NC                       Mecklenberg County, NC
         Cabarrus County, NC                    Richmond County, NC
         Caldwell County, NC                    Rowan County, NC
         Catawba County, NC                     Stanly County, NC
         Chester County, SC                     Union County, NC
         Chesterfield County, SC                Watauga County, NC
         Cleveland County, NC                   York County, SC


                        SUB-AREA NO. 25 - BALTIMORE DMA

         Anne Arundel County, MD                Dorchester County, MD
         Baltimore (Ind. City), MD              Harford County, MD
         Baltimore County, MD                   Howard County, MD
         Caroline County, MD                    Kent County, MD
         Carroll County, MD                     Queen Anne's County, MD
         Cecil County, MD                       Talbot County, MD

                        SUB-AREA NO. 26 - WASHINGTON, DC

         Alexandria (City of), VA               Jefferson County, WV
         Allegany County, PA                    King George County, VA
         Arlington County, VA                   Loudoun County, VA
         Berkeley County, WV                    Mineral County, WV
         Bowie (City of), MD                    Montgomery County, MD
         Calvert County, MD                     Morgan County, WV
         Charles County, MD                     Page County, VA
         Clarke County, VA                      Prince George's County, MD
         Culpepper County, VA                   Prince William County, VA
         District of Columbia                   Rappahannock County, VA
         Fairfax County, VA                     Shenandoah County, VA
         Fauquier County, VA                    Spotsylvania County, VA
         Franklin County, PA                    St. Mary's County, MD
         Frederick County, MD                   Stafford County, VA
         Frederick County, VA                   Warren County, VA
         Gaithersburg (City of), MD             Washington County, MD
         Hampshire County, WV                   Westmoreland County, VA
         Hardy County, WV


                         SUB-AREA NO. 27 - RICHMOND DMA

         Amelia County, VA                      Lancaster County, VA
         Augusta County, VA                     Louisa County, VA
         Brunswick County, VA                   Lunenburg County, VA
         Buckingham County, VA                  Madison County, VA
         Caroline County, VA                    Middlesex County, VA
         Charles City County, VA                Nelson County, VA
         Chesterfield County, VA                New Kent County, VA
         Cumberland County, VA                  Northumberland County, VA
         Dinwiddie County, VA                   Nottoway County, VA
         Essex County, VA                       Orange County, VA
         Fluvanna County, VA                    Powhatan County, VA
         Goochland County, VA                   Prince Edward County, VA
         Greensville County, VA                 Prince George County, VA
         Hanover County, VA                     Richmond County, VA
         Henrico County, VA                     Richmond (Ind. City), VA
         King & Queen County, VA                Sussex County, VA
         King William County, VA

                       SUB-AREA NO. 28 - PHILADELPHIA DMA

         Atlantic County, NJ                    Gloucester County, NJ
         Berks County, PA                       Kent County, DE
         Bucks County, PA                       Lehigh County, PA
         Burlington County, NJ                  Mercer County, NJ
         Camden County, NJ                      Montgomery County, PA
         Cape May County, NJ                    New Castle County, DE
         Chester County, PA                     Northampton County, PA
         Cumberland County, NJ                  Philadelphia County, PA
         Delaware County, PA                    Salem County, NJ


                       SUB-AREA NO. 29 - LOS ANGELES DMA

         Inyo County, CA                        San Bernardino County, CA
         Kern County, CA                        San Luis Obispo County, CA
         Los Angeles County, CA                 Santa Barbara County, CA
         Orange County, CA                      Ventura County, CA
         Riverside County, CA


                         SUB-AREA NO. 30 - PORTLAND DMA

         Baker County, OR                       Linn County, OR
         Benton County, OR                      Marion County, OR
         Clackamas County, OR                   Multnomah County, OR
         Clark County WA                        Polk County, OR
         Clatsop County, OR                     Sherman County, OR
         Columbia County, OR                    Skamania County, WA
         Cowlitz County, WA                     Tillamook County, OR
         Crook County, OR                       Union County, OR
         Gilliam County, OR                     Wahkiakum County, WA
         Harney County, OR Hood                 Wasco County, OR
         River County, OR                       Washington County, OR
         Jefferson County, OR                   Wheeler County, OR
         Klickitat County, WA                   Yamhill County, OR
         Lincoln County, OR

                      SUB-AREA NO. 31 - SEATTLE/TACOMA DMA

         Chelan County, WA                      Mason County, WA
         Clallam County, WA                     Pacific County, WA
         Grays Harbor County, WA                Pierce County, WA
         Island County, WA                      San Juan County, WA
         Jefferson County, WA                   Skagit County, WA
         King County, WA                        Snohomish County, WA
         Kitsap County, WA                      Thurston County, WA
         Lewis County, WA                       Whatcom County, WA


               SUB-AREA NO. 32 - SACRAMENTO/STOCKTON/MODESTO DMA

         Amador County, CA                      San Joaquin County, CA
         Calaveras County, CA                   Sierra County, CA
         Colusa County, CA                      Solano County, CA
         El Dorado County, CA                   Stanislaus County, CA
         Nevada County, CA                      Sutter County, CA
         Placer County, CA                      Tuolumne County, CA
         Plumas County, CA                      Yolo County, CA
         Sacramento County, CA                  Yuba County, CA


              SUB-AREA NO. 33 - SAN FRANCISCO/OAKLAND/SAN JOSE DMA

         Alameda County, CA                     San Benito County, CA
         Contra Costa County, CA                San Francisco County, CA
         Lake County, CA                        San Mateo County, CA
         Marin County, CA                       Santa Clara County, CA
         Mendocino County, CA                   Santa Cruz County, CA
         Monterey County, CA                    Sonoma County, CA
         Napa County, CA


                      SUB-AREA NO. 34 - FRESNO/VISALIA DMA

         Fresno County, CA                      Mariposa County, CA
         Kings County, CA                       Merced County, CA
         Madera County, CA                      Tulare County, CA


                       SUB-AREA NO. 35 - PALM SPRINGS DMA

                     Riverside County, CA (Central portion)

                        SUB-AREA NO. 36 - SAN DIEGO DMA

                              SAN DIEGO COUNTY, CA


                           SUB-AREA NO. 37 - PHOENIX

         COCONINO COUNTY, AZ                    MARICOPA COUNTY, AZ
         GILA COUNTY, AZ                        MOHAVE COUNTY, AZ
         GRAHAM COUNTY, AZ                      NAVAJO COUNTY, AZ
         GREENLEE COUNTY, AZ                    PINAL COUNTY, AZ
         LA PAZ COUNTY, AZ                      YAVAPAI COUNTY, AZ


                            SUB-AREA NO. 38 - TUCSON

         Cochise County, AZ                     Santa Cruz County, AZ
         Pima County, AZ


                       SUB-AREA NO. 39 - ALBUQUERQUE DMA

         Apache County, AZ                      Los Alamos County, NM
         Archuleta County, CO                   Luna County, NM
         Bernalillo County, NM                  McKinley County, NM
         Catron County, NM                      Montequma County, CO
         Chaves County, NM                      Mora County, NM
         Cibola County, NM                      Otero County, NM
         Colfax County, NM                      Rio Arriba County, NM
         Conejos County, CO                     Roosevelt County, NM
         De Baca County, NM                     Sandoval County, NM
         Eddy County, NM                        San Juan County, NM
         Grant County, NM                       San Miguel County, NM
         Guadalupe County, NM                   Santa Fe County, NM
         Harding County, NM                     Sierra County, NM
         Hidalgo County, NM                     Socorra County, NM
         Lincoln County, NM                     Taos County, NM
         La Plata County, CO                    Torrance County, NM
         Lea County, NM                         Valencia County, NM

                            SUB-AREA NO. 40 - DENVER

         Adams County, CO                       Lake County, CO
         Alamosa County, CO                     Lander County, NV
         Arapahoe County, CO                    Larimer County, CO
         Boulder County, CO                     Lincoln County, CO
         Box Butte County, NE                   Logan County, CO
         Campbell County, WY                    Mineral County, CO
         Chaffee County, CO                     Moffat County, CO
         Clear Creek County, CO                 Morgan County, CO
         Costilla County, CO                    Park County, CO
         Dawes County, NE                       Phillips County, CO
         Douglas County, CO                     Pitkin County, CO
         Eagle County, CO                       Prowers County, CO
         Elbert County, CO                      Rio Blanco County, CO
         Eureka County, NV                      Rio Grande County, CO
         Fallon County, MT                      Routt County, CO
         Garfield County, CO                    Saguache County, CO
         Gilpin County, CO                      San Juan County, CO
         Grand County, CO                       Sedgewick County, CO
         Gunnison County, CO                    Summit County, CO
         Hinsdale County, CO                    Washington County, CO
         Jackson County, CO                     Weld County, CO
         Jefferson County, CO                   Yuma County, CO
         Kit Carson County, CO


                       SUB-AREA NO. 41 - COLORADO SPRINGS

         Baca County, CO                        Huerfano County, CO
         Bent County, CO                        Kiowa County, CO
         Cheyenne County, CO                    Las Animas County, CO
         Crowley County, CO                     Otero County, CO
         Custer County, CO                      Pueblo County, CO
         El Paso County, CO                     Teller County, CO
         Fremont County, CO

                          SUB-AREA NO. 42 - LAS VEGAS

         Clark County, NV      Lincoln County, NV       Nye County, NV

                        SUB-AREA NO. 43 - SALT LAKE CITY

         Bear Lake County, ID                   Oneida County, ID
         Beaver County, UT                      Piute County, UT
         Box Elder County, UT                   Rich County, UT
         Cache County, UT                       Salt Lake County, UT
         Carbon County, UT                      San Juan County, UT
         Caribou County, ID                     Sanpete County, UT
         Daggett County, UT                     Sevier County, UT
         Davis County, UT                       Sublette County, WY
         Dolores County, CO                     Summit County, UT
         Duchesue County, UT                    Sweetwater County, WY
         Elko County, NV                        Teton County, WY
         Emery County, UT                       Tooele County, UT
         Franklin County, ID                    Uinta County, WY
         Garfield County, UT                    Uintah County, UT
         Grand County, UT                       Utah County, UT
         Iron County, UT                        Wasatch County, UT
         Juab County, UT                        Washington County, UT
         Kane County, UT                        Wayne County, UT
         Millard County, UT                     Weber County, UT
         Morgan County, UT                      White Pine County, NV


                                                     INITIALS:


                                                     COMPANY:
                                                              -------------

                                                     DEVELOPER:
                                                                -----------

                                   EXHIBIT E
                          TO THE DEVELOPMENT AGREEMENT
                    BY AND BETWEEN EINSTEIN/NOAH BAGEL CORP.
                                      AND
                       EINSTEIN/NOAH BAGEL PARTNERS, L.P.
                        DATED _________________________


                              DEVELOPMENT SCHEDULE

                              DEVELOPMENT SCHEDULE


         1. STORE DEVELOPMENT. DEVELOPER agrees to develop a total of EIGHT HUNDRED EIGHTY-THREE (883) Stores in accordance with the terms of this Agreement.

         1. DEVELOPMENT OBLIGATIONS. DEVELOPER agrees to have the number of Stores specified below open during each specified "Quarter" shown below and to have open and in operation in each Quarter indicated, the cumulative numbers of Stores shown below:

                               DEVELOPMENT QUOTA/            DEVELOPMENT QUOTA/
      QUARTER                        QUARTER                     CUMULATIVE
      -------                  ------------------            ------------------

12/01/97 - 12/28/97                    20                            20

12/29/97 - 04/19/98                    30                            50

04/20/98 - 07/12/98                    35                            85

07/13/98 - 10/04/98                    55                            140

10/05/98 - 12/27/98                    55                            195

12/28/98 - 04/18/99                    40                            235

04/19/99 - 07/11/99                    45                            280

07/12/99 - 10/03/99                    45                            325

10/04/99 - 12/26/99                    45                            370

12/27/99 - 04/16/00                    40                            410

04/17/00 - 07/09/00                    45                            455

07/10/00 - 10/01/00                    45                            500

10/02/00 - 12/31/00                    45                            545

                               DEVELOPMENT QUOTA/            DEVELOPMENT QUOTA/
      QUARTER                        QUARTER                     CUMULATIVE
      -------                  ------------------            ------------------
01/01/01 - 04/22/01                    40                            585

04/23/01 - 07/15/01                    45                            630

07/16/01 - 10/07/01                    45                            675

10/08/01 - 12/30/01                    45                            720

12/31/01 - 04/21/02                    40                            760

04/22/02 - 07/14/02                    40                            800

07/15/02 - 10/06/02                    40                            840

10/07/02 - 12/29/02                    43                            883



                        TOTAL DEVELOPMENT QUOTA FOR THE
                          DEVELOPMENT AREA (THE "TOTAL
                              DEVELOPMENT QUOTA"):

                                      883




                                                     INITIALS:


                                                     COMPANY:
                                                              -------------

                                                     DEVELOPER:
                                                                -----------

                                   EXHIBIT F
                          TO THE DEVELOPMENT AGREEMENT
                    BY AND BETWEEN EINSTEIN/NOAH BAGEL CORP.
                                      AND
                       EINSTEIN/NOAH BAGEL PARTNERS, L.P.
                             DATED ________________

                             FORM LICENSE AGREEMENT

                           EINSTEIN/NOAH BAGEL CORP.

                               LICENSE AGREEMENT






                                                  ---------------------------
                                                  LICENSE OWNER

                               TABLE OF CONTENTS

SECTION                                                                                                        PAGE
1.       INTRODUCTION AND CERTAIN DEFINITIONS...................................................................  1
         A.       INTRODUCTION..................................................................................  1
         B.       DEFINITIONS...................................................................................  2

2.       GRANT OF LICENSE.......................................................................................  8
         A.       GRANT OF LICENSE; TERM; PRINCIPAL OWNERS' GUARANTY............................................  8
         B.       TERRITORIAL RIGHTS............................................................................  9
         C.       RIGHTS RETAINED BY COMPANY....................................................................  9
         D.       LICENSE OWNER'S OPTION TO PURCHASE CONVERSION SITES........................................... 10

3.       OTHER DISTRIBUTION METHODS............................................................................. 11
         A.       SPECIAL DISTRIBUTION ARRANGEMENTS............................................................. 11
         B.       DELIVERY SERVICE.............................................................................. 12
         C.       CATERING SERVICE.............................................................................. 13

4.       DEVELOPMENT AND OPENING OF THE STORE................................................................... 14
         A.       SITE SELECTION AND LEASE...................................................................... 14
         B.       STORE DESIGN SPECIFICATIONS AND CONSTRUCTION PLANS............................................ 14
         C.       DEVELOPMENT OF THE STORE...................................................................... 14
         D.       EQUIPMENT, FIXTURES, FURNISHINGS AND SIGNS.................................................... 15
         E.       COMPUTER SYSTEM............................................................................... 15
         F.       STORE OPENING................................................................................. 16
         G.       GRAND OPENING PROGRAM......................................................................... 16
         H.       RELOCATION OF THE STORE....................................................................... 17
         I.       FINANCING PLAN................................................................................ 17

5.       TRAINING AND GUIDANCE.................................................................................. 18
         A.       TRAINING...................................................................................... 18
         B.       GUIDANCE AND ASSISTANCE....................................................................... 18
         C.       STORE MANUALS................................................................................. 19

6.       MARKS.................................................................................................. 20
         A.       GOODWILL AND OWNERSHIP OF MARKS............................................................... 20

SECTION                                                                                                        PAGE
         B.       LIMITATIONS ON LICENSE OWNER'S USE OF MARKS................................................... 20
         C.       NOTIFICATION OF INFRINGEMENTS AND CLAIMS...................................................... 20
         D.       DISCONTINUANCE OF USE OF MARKS................................................................ 21
         E.       INDEMNIFICATION OF LICENSE OWNER.............................................................. 21

7.       COPYRIGHTS............................................................................................. 22
         A.       OWNERSHIP OF COPYRIGHTED WORKS................................................................ 22
         B.       LIMITATION ON LICENSE OWNER'S USE OF COPYRIGHTED WORKS........................................ 22
         C.       NOTIFICATION OF INFRINGEMENTS AND CLAIMS...................................................... 23
         D.       DISCONTINUANCE OF USE OF COPYRIGHTED WORKS.................................................... 23

8.       LICENSED PROGRAM AND COMPUTER SYSTEM................................................................... 23
         A.       GRANT OF SOFTWARE LICENSE..................................................................... 23
         B.       SOFTWARE LICENSE FEE.......................................................................... 26
         C.       SOFTWARE SUPPORT SERVICE...................................................................... 26
         D.       SOFTWARE SUPPORT SERVICE FEE.................................................................. 26
         E.       MODIFICATION, ENHANCEMENT,
                  AND REPLACEMENT OF COMPUTER SYSTEM,
                  LICENSED PROGRAM AND SPECIFIED SOFTWARE....................................................... 26
         F.       WARRANTIES AND LIMITATION OF LIABILITY........................................................ 27
         G.       SUBCOMPONENT LICENSES AND THIRD-PARTY LICENSES................................................ 27

9.       CONFIDENTIAL INFORMATION............................................................................... 28

10.      EXCLUSIVE RELATIONSHIP................................................................................. 31

11.      FEES................................................................................................... 32
         A.       INITIAL LICENSE FEE........................................................................... 32
         B.       ROYALTY FEE................................................................................... 32
         C.       DEFINITION OF "ROYALTY BASE REVENUE".......................................................... 33
         D.       INTEREST ON LATE PAYMENTS..................................................................... 33
         E.       APPLICATION OF PAYMENTS....................................................................... 33
         F.       ELECTRONIC FUNDS TRANSFER..................................................................... 33

12.      STORE IMAGE AND OPERATION.............................................................................. 34
         A.       CONDITION AND APPEARANCE OF THE STORE......................................................... 34
         B.       STORE MENU AND SERVICES....................................................................... 36
         C.       APPROVED PRODUCTS, DISTRIBUTORS AND SUPPLIERS................................................. 37


SECTION                                                                                                        PAGE

         D.       SPECIFICATIONS, STANDARDS AND PROCEDURES...................................................... 38
         E.       COMPLIANCE WITH LAWS AND GOOD BUSINESS PRACTICES.............................................. 40
         F.       MANAGEMENT AND PERSONNEL OF THE STORE......................................................... 41
         G.       INSURANCE..................................................................................... 41
         H.       CREDIT CARDS AND OTHER METHODS OF PAYMENT..................................................... 42

13.      ADVERTISING............................................................................................ 43
         A.       MARKETING FUND................................................................................ 43
         B.       LOCAL ADVERTISING FUND........................................................................ 45
         C.       ADVERTISING BY LICENSE OWNER.................................................................. 47

14.      ACCOUNTING, REPORTS AND FINANCIAL STATEMENTS........................................................... 48

15.      INSPECTIONS AND AUDITS................................................................................. 49
         A.       COMPANY'S RIGHT TO INSPECT THE STORE.......................................................... 49
         B.       COMPANY'S RIGHT TO AUDIT...................................................................... 50

16.      TRANSFER............................................................................................... 51
         A.       BY COMPANY.................................................................................... 51
         B.       NONTRANSFERABILITY OF CERTAIN RIGHTS.......................................................... 51
         C.       COMPANY'S RIGHT TO APPROVE TRANSFERS.......................................................... 52
         D.       CONDITIONS FOR APPROVAL OF TRANSFERS.......................................................... 53
         E.       DEATH OR INCAPACITY OF LICENSE OWNER.......................................................... 56
         F.       PUBLIC OR PRIVATE OFFERING.................................................................... 56
         G.       EFFECT OF CONSENT TO TRANSFER................................................................. 58
         H.       COMPANY'S RIGHT OF FIRST REFUSAL.............................................................. 58
         I.       OWNERSHIP STRUCTURE........................................................................... 59
         J.       DELEGATION BY COMPANY......................................................................... 59
         K.       PERMITTED TRANSFERS........................................................................... 59

17.      GRANT OF SUCCESSOR LICENSES............................................................................ 60
         A.       LICENSE OWNER'S RIGHT TO A SUCCESSOR LICENSE.................................................. 60
         B.       NOTICES....................................................................................... 61
         C.       SUCCESSOR LICENSE AGREEMENT/RELEASES.......................................................... 61

18.      TERMINATION OF THE LICENSE............................................................................. 62
         A.       BY LICENSE OWNER.............................................................................. 62
         B.       BY COMPANY.................................................................................... 62
         C.       TERMINATION OF CERTAIN RIGHTS OF LICENSE OWNER................................................ 65

SECTION                                                                                                        PAGE
19.      RIGHTS AND OBLIGATIONS OF COMPANY AND LICENSE
         OWNER UPON TERMINATION OR EXPIRATION OF THE AGREEMENT.................................................. 66
         A.       PAYMENT OF AMOUNTS OWED TO COMPANY............................................................ 66
         B.       MARKS, TRADE DRESS, AND COPYRIGHTED WORKS..................................................... 66
         C.       CONFIDENTIAL INFORMATION...................................................................... 67
         D.       COVENANT NOT TO COMPETE....................................................................... 68
         E.       CONTINUING OBLIGATIONS........................................................................ 69
         F.       COMPANY'S RIGHT TO PURCHASE ASSETS OF THE STORE............................................... 69

20.      RELATIONSHIP OF THE PARTIES/INDEMNIFICATION............................................................ 71
         A.       INDEPENDENT CONTRACTORS....................................................................... 71
         B.       NO LIABILITY FOR ACTS OF OTHER PARTY.......................................................... 71
         C.       TAXES......................................................................................... 71
         D.       INDEMNIFICATION............................................................................... 71

21.      ENFORCEMENT............................................................................................ 72
         A.       SEVERABILITY AND SUBSTITUTION OF VALID PROVISIONS............................................. 72
         B.       WAIVER OF OBLIGATIONS......................................................................... 73
         C.       INJUNCTIVE RELIEF............................................................................. 74
         D.       RIGHTS OF PARTIES ARE CUMULATIVE.............................................................. 74
         E.       COSTS AND LEGAL FEES.......................................................................... 74
         F.       GOVERNING LAW................................................................................. 75
         G.       CONSENT TO JURISDICTION/CHOICE OF FORUM....................................................... 75
         H.       LIMITATIONS OF CLAIMS......................................................................... 75
         I.       WAIVER OF PUNITIVE DAMAGES.................................................................... 75
         J.       WAIVER OF JURY TRIAL.......................................................................... 76
         K.       BINDING EFFECT................................................................................ 76
         L.       CONSTRUCTION.................................................................................. 76
         M.       REASONABLENESS; APPROVALS..................................................................... 76

22.      NOTICES AND PAYMENTS................................................................................... 76

EXHIBITS AND ATTACHMENTS
         EXHIBIT A   -   CATERING RIDER

         EXHIBIT B   -   DELIVERY RIDER

         EXHIBIT C   -   LICENSE OWNER ACKNOWLEDGMENTS AND
                         REPRESENTATIONS STATEMENT

         EXHIBIT D   -   PERMITTED COMPETITIVE BUSINESSES, FORM
                         DEVELOPMENT AGREEMENT (FOR SINGLE-STORE
                         FRANCHISES) AND IDENTITY OF DEVELOPER AND DATE
                         OF DEVELOPMENT AGREEMENT

         EXHIBIT E   -   PRINCIPAL OWNERS, OTHER OWNERS, DESIGNATED
                         PRINCIPAL OWNERS, STORE MANAGER, SUPERVISING
                         OWNERS AND INITIAL CAPITALIZATION

         EXHIBIT F   -   SITE AND TERRITORY

         EXHIBIT G   -   GUARANTY AND ASSUMPTION OF LICENSE OWNER'S OBLIGATIONS

         EXHIBIT H   -   CONFIDENTIALITY AND NON-COMPETE AGREEMENT

         EXHIBIT I   -   AUTHORIZATION AGREEMENT FOR PREARRANGED PAYMENTS
                         (DIRECT DEBITS)

         EXHIBIT J   -   COLLATERAL ASSIGNMENT OF TELEPHONE NUMBERS AND LISTINGS

         EXHIBIT K   -   PRINCIPAL MARKS TO BE USED BY LICENSE OWNER

                           EINSTEIN/NOAH BAGEL CORP.
                               LICENSE AGREEMENT


         THIS AGREEMENT is made and entered into this day of , (the "EFFECTIVE DATE"), by and between EINSTEIN/NOAH BAGEL CORP., a Delaware corporation ("COMPANY"), and LICENSE OWNER (as defined below).

LICENSE OWNER":
                                -----------------------------------------------
                                a
                                  ---------------------------------------------
Principal Address:
                                -----------------------------------------------

                                -----------------------------------------------

                                -----------------------------------------------


1.       INTRODUCTION AND CERTAIN DEFINITIONS

         1.A.     INTRODUCTION

         COMPANY and its Affiliates (as defined below) have developed and may continue to develop methods of operating a number of branded retail food service businesses, each with its own concept and operated under its own system and marks referred to in this Agreement as a "UNIT" (defined below), which feature Products (defined below) for carry-out and on-premises dining. In addition to carry-out and on-premises dining, COMPANY may, in its sole discretion, offer to LICENSE OWNER the right to offer Delivery Service (defined below); or Catering Service (defined below) or to operate Special Distribution Arrangements (defined below) in connection with the UNIT. UNITS utilize the Marks (defined below) and operate at locations that feature distinctive food service formats and Trade Dress (defined below) and utilize distinctive business formats, specifications, employee selection and training programs, signs, equipment, layouts, systems, recipes, methods, procedures, software, designs and marketing and advertising standards and formats, all of which COMPANY may modify from time to time in its sole discretion (the "System"). COMPANY operates, and grants licenses to certain qualified parties to own and operate UNITS using the System and the Marks.

         LICENSE OWNER has requested that COMPANY grant it a license to own and operate a UNIT at the Site (defined below) using the branded concept, Principal Marks (defined below) and System described in Exhibit K (a "Store"). LICENSE OWNER's request and the Site have been approved by COMPANY in reliance upon all of the representations made in LICENSE OWNER'S application, in LICENSE OWNER's Site Approval Package (as defined in the Development Agreement), during the application process and in the License Owner Acknowledgments and Representations Statement, a copy of which is attached hereto as Exhibit C, which shall be executed by LICENSE OWNER concurrently with this Agreement.

         Pursuant to the terms of the Development Agreement (defined below) COMPANY has granted to LICENSE OWNER (referred to in the Development Agreement as "DEVELOPER") the right to acquire the license to own and operate one (1) or more Stores.

         1.B.  DEFINITIONS

         For purposes of this Agreement, the terms listed below have the meanings that follow them. Other terms used in this Agreement are defined in the context in which they occur.

         "ACCOUNTING PERIOD" - One of thirteen periods of four consecutive weeks in each fiscal year of COMPANY that is designated by COMPANY as an accounting period of COMPANY.

         "AFFILIATE" - Any person or legal entity that directly or indirectly owns or controls COMPANY, that is directly or indirectly owned or controlled by COMPANY, or that is under common control with COMPANY. For purposes of this definition, "control" means the power to direct or cause the direction of the management, policies and operation of an entity.

         "BAGEL STORE" - A food service business, including a UNIT, which derives a significant portion of its revenue from the sale of bagels and/or bagel-related products or from any other product or service which is or hereafter becomes a source of a significant portion of the revenue of any UNIT.

         "CATERING AREA" - The geographic area in which COMPANY, in its sole discretion, authorizes LICENSE OWNER to provide Catering Service pursuant to a Catering Rider, which area may be the same as, smaller than, larger than or different from the Territory (defined below).

         "CATERING RIDER" - The form of rider to a License Agreement (as defined in the Development Agreement) used by COMPANY from time to time to authorize in its sole discretion a license owner of a UNIT to offer Catering Service (defined below) within the applicable Catering Area. The current form of COMPANY's Catering Rider is attached hereto as Exhibit A.

         "CATERING SERVICE" - The delivery of Products prepared at a UNIT or a separate facility approved by COMPANY in writing (such approved facility is referred to herein as a "Catering Facility") to customers in the Catering Area pursuant to COMPANY's standards and specifications for the provision of such service, which COMPANY may change from time to time in its sole discretion, where

                  (1) such Products are intended to serve fifteen (15) or more persons, or

                  (2) in addition to the delivery of Products, LICENSE OWNER provides ancillary services to a customer at a location within the Catering Area, including, by way of example and without limitation, the setting up for serving or distribution of Products.

         "COMMISSARY" - A food preparation facility operated by LICENSE OWNER pursuant to this Agreement that:

                  (1) procures and receives Products, ingredients and materials used in the preparation and packaging of Products, and other materials and supplies used in the operation of UNITS;

                  (2) prepares and packages Products in accordance with recipes, methods, procedures, standards and specifications established by COMPANY, in its sole discretion, from time to time; and

                  (3) distributes to UNITS Products and other materials and supplies used in the operation of UNITS.

         "COMPETITIVE BUSINESS" - A business or enterprise, other than a UNIT or Commissary, that:

                  (1) offers food and/or beverage products at wholesale or retail, which are the same as or similar to the Products through:


                       (a) on-premises dining;

                       (b) carry-out;

                       (c) delivery service;

                       (d) catering service; or

                       (e) other distribution channels; similar to those used
                   by COMPANY; or

                  (2) grants or has granted licenses or franchises or establishes or has established joint ventures, for the development and/or operation of one or more businesses or enterprises described in the foregoing clause (1); provided, however, that the term "Competitive Business" shall not include:

                       (a) any Boston Market restaurant operated pursuant to a valid franchise agreement or license agreement with Boston Chicken, Inc. or its successors; or

                       (b) any business or enterprise that derives less than 10% of its revenue from the sale of (i) bagels and/or bagel related products (including but not limited to cream cheese and other spreads, bagel sandwiches and bagel chips) or (ii) any other product which accounts for 15% or more of the revenue of any UNIT owned or operated by COMPANY or a franchisee or a licensee of COMPANY.


         "COMPUTER SYSTEM" - Those brands, types, makes, and/or models of communications and computer systems and hardware specified or required by COMPANY for use by, between, or among UNITS, including, but not limited to:

                  (1) back office and point of sale systems, data, audio, video, and voice storage, retrieval, and transmission systems for use at the Store, between or among UNITS, and between and among the Store and COMPANY and/or LICENSE OWNER;

                  (2)  security systems;

                  (3)  printers; and

                  (4)  archival and back-up systems.

         "CONTROLLING INTEREST" - If LICENSE OWNER is a:

                  (1) corporation, such number of the voting shares of LICENSE OWNER or such other rights as (a) shall permit voting control of LICENSE OWNER on any issue and (b) shall prevent any other person, group, combination, or entity from blocking voting control on any issue or exercising any veto power; and

                  (2) general partnership, a managing partnership interest, such percentage of the general partnership interests in LICENSE OWNER or such other rights as (a) shall permit determination of the outcome on any issue and (b) shall prevent any other person, group, combination, or entity from blocking voting control on any issue or exercising any veto power;

                  (3) limited partnership, a general partnership interest, or such percentage of limited partnership interests or such other rights as shall permit the replacement or removal of any general partner; and

                  (4) limited liability company, such percentage of the membership interests of LICENSE OWNER or such other rights as (a) shall permit voting control of LICENSE OWNER on any issue and (b) shall prevent any other person, group, combination or entity from blocking voting control on any issue or exercising any veto power.

         "DELIVERY AREA" - The geographic area in which COMPANY, in its sole discretion, authorizes LICENSE OWNER to provide Delivery Service (defined below) pursuant to a Delivery Rider (defined below), which area may be the same as, smaller than, larger than or different from the Territory (defined below).

         "DELIVERY RIDER" - The form of rider to a License Agreement used by COMPANY from time to time to authorize or require in its sole discretion a license owner of a UNIT to offer Delivery Service within the applicable Delivery Area. The current form of COMPANY's Delivery Rider is attached hereto as Exhibit B.

         "DELIVERY SERVICE" - The delivery of Products prepared at a UNIT or a separate delivery facility approved by COMPANY (such approved facility is referred to herein as a "Delivery Facility") to customers in the Delivery Area pursuant to COMPANY's standards and specifications for the provision of such service, which COMPANY may change from time to time in its sole discretion, where

                  (1)  such Products are intended to serve fewer than fifteen
         (15) persons, and

                  (2) such service involves the provision of no services other than the delivery of Products to a customer at a particular location within the Delivery Area.

         "DEVELOPMENT AGREEMENT" - The Einstein/Noah Bagel Corp. Amended and Restated Development Agreement executed by COMPANY and LICENSE OWNER, as Developer, dated as of the date stated in Exhibit D attached hereto, pursuant to which LICENSE OWNER was granted the right to develop one (1) or more UNITS in a geographic area in which the Store is located.

         "IMMEDIATE FAMILY" - (1) The spouse of a person; and (2) the natural and adoptive parents and natural and adopted children and siblings of such person and their spouses; and (3) the natural and adoptive parents and natural and adopted children and siblings of the spouse of such person; and (4) any other member of the household of such person; provided, in the case of natural and adopted children and siblings and their spouses and the parents, children and siblings of spouses, that such person received or had access to Confidential Information, including as an employee, supplier, officer, director, stockholder or agent of LICENSE OWNER or any other operator of a UNIT.

         "LICENSED PROGRAM" - The computer software programs developed by or for COMPANY and/or designated by COMPANY from time to time as specified or required in connection with utilization of the Computer System, which may include, without limitation, COMPANY's point-of-sale, bookkeeping, inventory, training, marketing, employee selection, operations and financial information, collection and retrieval systems (including COMPANY's general ledger system utilizing the standard chart of accounts prescribed by COMPANY from time to time) for use in connection with the operation of UNITS or franchise or license owners' and developers' businesses, including any updates, supplements, modifications or enhancements thereto made from time to time, all related documentation, the tangible media upon which such programs are recorded, and the database file structure thereof, but excluding any data or databases owned or compiled by COMPANY or its Affiliates or their licensors for use with the Licensed Program or otherwise or any data generated by the use of the Licensed Program.

         "MARKETING AREA" - The geographic area in which the Store and other UNITS (regardless of the principal Mark under which the UNITS operate) are located which COMPANY designates from time to time in its sole discretion as a distinct area for marketing purposes. In making such determination, COMPANY may take into consideration:

                  (1) information obtained from Arbitron, A. C. Nielsen Co. or a comparable source; or

                  (2) penetration of various forms of media such as radio, cable television, broadcast television, local and regional newspapers and similar media; or

                  (3) demographic characteristics (for example, urban versus suburban); or

                  (4) political, man-made, or natural boundaries (for example, city, county or other political boundaries, expressways, railroads or rivers); or

                  (5) other reasonable factors, including, without limitation, any combination of the foregoing.

         "MARKS" - The trademarks, service marks, logos and other commercial symbols which COMPANY uses and authorizes developers and franchise or license owners to use to identify the services and/or products offered by UNITS, and the Trade Dress (defined below); provided that such trademarks, service marks, logos, other commercial symbols, and the Trade Dress are subject to modification and discontinuance at COMPANY's sole discretion and may include additional or substitute trademarks, service marks, logos, commercial symbols and trade dress as provided in this Agreement. The Marks include the Principal Marks which LICENSE OWNER is authorized to use in the operation of the Store.

         "OWNERSHIP INTERESTS" - In relation to a: (i) corporation, the record or beneficial ownership of one or more shares in the corporation; (ii) partnership, the record or beneficial ownership of a general or limited partnership interest; (iii) limited liability company, the record or beneficial ownership of a membership interest in the limited liability company; or (iv) trust, the ownership of a beneficial interest of such trust.

         "OWNER" - Each person or entity holding direct or indirect, record or beneficial Ownership Interests in LICENSE OWNER and each person who has other direct or indirect property rights in LICENSE OWNER, this Agreement, or the Store.

         "PERMITTED COMPETITIVE BUSINESS" - A business which constitutes a Competitive Business and is disclosed in Exhibit D to this Agreement, provided that such business (1) was not on the date of the Development Agreement and does not at any time thereafter become a Bagel Store, and (2) does not offer bagels or bagel-related products on its menu, provided that if such business is a franchised or licensed business of a franchisor or licensor which, pursuant to an agreement which is executed prior to the date of the Development Agreement and under which, after the date of the Development Agreement, the franchisor or licensor specifies that such business offer bagels or bagel-related products as a required menu item, it shall be deemed a Permitted Competitive Business so long as it does not become a Bagel Store.

         "PRINCIPAL MARKS" - The Marks COMPANY authorizes LICENSE OWNER to use to identify the Store. The Principal Marks as of the date of this Agreement are described in Exhibit K to this Agreement.

         "PRINCIPAL OWNER" - Each Owner which:

                  (1)  is a general partner or managing member in LICENSE OWNER;
         or


                  (2) has a direct or indirect equity interest of 10% or more (regardless of whether such Owner is entitled to vote thereon) in (a) LICENSE OWNER or (b) any Store or (c) any developer and/or license owner of UNITS other than LICENSE OWNER; provided, however, that a reduction in a Principal Owner's equity interest below 10% shall not affect his/her/its status as a Principal Owner unless such reduction is the result of the transfer of all his/her/its equity interests in LICENSE OWNER, a UNIT or such developer and/or license owner of a UNIT; or

                  (3) is designated as a Principal Owner in Exhibit E to this Agreement.

         "PRODUCTS" - Products approved or required by COMPANY from time to time in its sole discretion for sale at or from UNITS, including, without limitation, bagels, bagel-related products, cream cheese and other spreads, sandwiches, soups, salads, baked goods, breakfast items, an assortment of hot and cold beverages, teas (leaves, bags, dry mixes and related forms), coffees (beans, ground and related forms) and other food products and merchandise, provided that the foregoing products are subject to modification or discontinuance in COMPANY's sole discretion from time to time and may include additional or substitute products.

         "SITE" - The location identified in Exhibit F of this Agreement. As used herein, the term "Site" also refers to the interior and exterior of the structure housing the Store.

         "SPECIAL DISTRIBUTION AGREEMENT" - A separate agreement whereby COMPANY authorizes a license owner of a UNIT to operate a Special Distribution Arrangement (defined below) at a Special Distribution Location (defined below) designated by COMPANY.

         "SPECIAL DISTRIBUTION ARRANGEMENT" - The sale of all or some of the Products, as designated by COMPANY, at or from a Special Distribution Location (defined below), whether or not by or through on-premises food service facilities or concessions, pursuant to COMPANY's standards and specifications for such sales, which COMPANY may change from time to time in its sole discretion.

         "SPECIAL DISTRIBUTION LOCATION" - A facility or location, including by way of example and without limitation, a grocery store, convenience store, supermarket, school, hospital, office, work site, military facility, entertainment or sporting facility or event, airport, bus or train station, park, toll road or limited access highway facility or other similar facility, at or from which COMPANY, in its sole discretion, authorizes the operation of a Special Distribution Arrangement pursuant to a Special Distribution Agreement, which facility may be located within or outside the Territory.

         "SPECIFIED SOFTWARE" - Such software, programming, and services, other than the Licensed Program, which COMPANY from time to time specifies or requires in connection with utilization of the Computer System.

         "STORE" - The UNIT which LICENSE OWNER is licensed to operate at the Site pursuant to this Agreement that operates using the System and Principal Marks identified in Exhibit K hereto and pursuant to COMPANY's operational requirements associated with such Principal Marks as in effect from time to time.

         "TERRITORY" - The geographic area described in Exhibit F of this Agreement.

         "TRADE DRESS" - The design, decor and image which COMPANY authorizes and requires for use in connection with the operation of the Store, as it may be revised and further developed by COMPANY or its Affiliates from time to time and as further described in the Manuals (defined below).

         "UNIT" - A branded retail store that:

                  (1) offers Products (defined below) for consumer consumption through on-premises dining and carry-out, provided that COMPANY may, in its sole discretion, authorize such business to offer Delivery Service pursuant to a Delivery Rider and/or approve the owner of such business to offer Catering Service pursuant to a Catering Rider or to operate Special Distribution Arrangements pursuant to a Special Distribution Agreement (defined below); and

                  (2)  operates using the System and the Marks; and

                  (3) is either operated by COMPANY or its Affiliates or pursuant to a valid franchise or license from COMPANY.

2.      GRANT OF LICENSE

        2.A.   GRANT OF LICENSE; TERM; PRINCIPAL OWNERS' GUARANTY

        Subject to the provisions of this Agreement, COMPANY hereby grants to LICENSE OWNER a license (the "License") to operate the Store at the Site, and to use the Marks and System in the operation thereof, for a term of fifteen
(15) years commencing on the date of this Agreement. Termination or expiration of this Agreement shall constitute a termination or expiration of the License and any and all licenses granted herein. LICENSE OWNER agrees that it will at all times faithfully, honestly and diligently perform its obligations hereunder, and that it will continuously exert its best efforts to promote and enhance the business of the Store and the goodwill of the Marks. LICENSE OWNER shall not conduct the business of the Store from any location other than the Site, except as otherwise provided under this Agreement, and will not offer Catering Service, Delivery Service or Special Distribution Arrangements within or outside the Territory, except as provided in Section 3 of this Agreement. LICENSE OWNER shall cause all persons or entities who are Principal Owners as of the Effective Date, and their spouses, to execute and deliver to COMPANY concurrently with this Agreement, and all persons or entities which become Principal Owners thereafter, and their spouses, to execute and deliver to COMPANY promptly thereafter, the form of Guaranty and Assumption of License Owner's Obligations ("GUARANTY") attached hereto as Exhibit G.

               Notwithstanding the foregoing:

                           (a) LICENSE OWNER shall not be required to cause the execution and delivery of the Guaranties referred to in this Section if, and for such period of time as, LICENSE OWNER does not pay dividends or unreasonable compensation to any Owner at any time that members' equity is either less than $5,000,000 or would be reduced to below that amount by reason of such payment; and

                           (b) spouses of guarantors shall not be required to execute any Guaranties referred to in this Section unless, under applicable law (including, without limitation, the law of the state in which such guarantors and/or their spouses reside), their failure to execute would render the Guaranties null and void.

         2.B.  TERRITORIAL RIGHTS

         Except as otherwise provided in this Agreement (including, without limitation, Section 2.D. and Section 3) and provided that LICENSE OWNER is in full compliance with this Agreement, COMPANY and its Affiliates will not during the term of this Agreement, operate or grant licenses or franchises for the operation of Stores within the Territory other than the License granted to LICENSE OWNER pursuant to this Agreement.

         2.C.     RIGHTS RETAINED BY COMPANY

         COMPANY (on behalf of itself, its Affiliates and its designees) retains all rights with respect to UNITS, the Marks, Copyrighted Works (defined below), and the sale of Products and any other products and services, anywhere in the world, including, without limitation:

                 (1) the right to operate or grant others (including any person or entity related in any manner whatsoever to COMPANY) the right to operate food service businesses, including, without limitation, UNITS and/or Bagel Stores, using the Marks or any other marks and using the System or any other system at such locations within and/or outside the Territory, both during and upon expiration or termination of the term of this Agreement, and on such terms and conditions as COMPANY, in its sole discretion, deems appropriate (subject to the rights expressly granted to LICENSE OWNER in Section 2.B. of this Agreement); and

                 (2) subject to any rights of LICENSE OWNER under Section 3 of this Agreement, the right, and the right to grant others (including any person or entity related in any manner whatsoever to COMPANY) the right, to develop, manufacture, market, distribute and/or sell Products and/or any other product or service within and/or outside the Territory through any channel of distribution whatsoever, whether wholesale, retail or otherwise, including, without limitation, through Special Distribution Arrangements (including, without limitation, through BOSTON MARKET outlets), Delivery Service and Catering Service under or in association with the Marks or any other trademark and/or to own or operate any other business under the Marks or any other trademarks; and

                 (3) subject to Section 2.D. below, the right to acquire, operate and convert to a UNIT any business, including, without limitation, a business operating one or more Bagel Stores (other than UNITS) or other food service businesses located or operating within and/or outside the Territory.

         2.D.    LICENSE OWNER'S OPTION TO PURCHASE CONVERSION SITES

         If, during the term of this Agreement, COMPANY acquires the shares or assets (which may include, by way of illustration and not by way of limitation, furniture, fixtures, equipment, leasehold improvements and/or leasehold interests) of any business operating a Bagel Store at one or more sites located within the Territory which meet COMPANY's specifications and standards as in effect from time to time for conversion to UNITS (the "Conversion Sites"), and COMPANY determines to convert such Conversion Sites to Stores, COMPANY agrees to offer to sell such Conversion Sites to LICENSE OWNER for the price paid therefor by COMPANY. Such price will include that portion of the direct and indirect costs and liabilities incurred or assumed by COMPANY in making such acquisition and allocated to such Conversion Sites whether paid or owed to the seller of such Conversion Sites, an Affiliate or any other party, and other expenses allocated or otherwise related to such Conversion Sites (including losses, whether from continuing operations or closing acquired locations) plus interest at COMPANY's cost of money on the balance of such amounts from time to time, provided that:

                  (1) such sale will not in COMPANY's judgment conflict with any existing legal obligation of COMPANY or the business being acquired; and

                  (2) such sale will not in COMPANY's judgment preclude the completion of the acquisition on the terms agreed to by COMPANY; and

                  (3) such sale will not, in COMPANY's judgment, interfere with any other legal agreement, arrangement or combination or affect federal or state income tax consequences arising from the acquisition in a manner adverse to any of the parties thereto; and

                  (4) such sale may, at COMPANY's discretion, include (at a price determined on the same basis as for Conversion Sites) certain acquired stores which fall within the Territory but which do not meet COMPANY's criteria for conversion to UNITS and which may have to be closed or sold to a third party subsequent to LICENSE OWNER's acquisition; and

                  (5) LICENSE OWNER agrees to (a) execute, concurrently with LICENSE OWNER's purchase, COMPANY's then current form of standard license agreement containing COMPANY's then current fees and expense requirements and such ancillary documents (including guarantees) as are then customarily used by COMPANY in the grant of licenses for UNITS, as modified for use in connection with a Conversion Site as necessary, for each and every such Conversion Site, (b) convert each such Conversion Site to a Store as soon as practicable thereafter (but in no event later than the date specified by COMPANY) in accordance with COMPANY's standards and specifications, and (c) close or sell, within the reasonable time period specified by COMPANY, any acquired sites which are not suitable for conversion.

LICENSE OWNER shall have thirty (30) days after receipt of COMPANY's offer in which to accept or reject such offer by written notice to COMPANY. If accepted, LICENSE OWNER shall have 30 days from the date of acceptance within which to complete the acquisition.

         In the event LICENSE OWNER rejects or fails to timely accept COMPANY's offer to sell such Conversion Sites or COMPANY is unable to extend such offer for any of the aforementioned reasons, COMPANY agrees that, provided that LICENSE OWNER is in full compliance with this Agreement, it will not utilize or license the use of the Marks at such Conversion Sites for a period of one (1) year following COMPANY's acquisition thereof; provided, however, that COMPANY may operate, alter, modify, refurbish, remodel, promote or market any such Conversion Sites and use the Licensed Program and Computer System in the operation thereof during such one (1) year period. For purposes of this Section, all references to COMPANY shall be deemed to include its Affiliates.

         COMPANY agrees to use reasonable efforts to obtain input (including market and competitive information) from LICENSE OWNER in connection with the due diligence process undertaken by COMPANY in any potential acquisition of Conversion Sites in a particular Sub-Area during the applicable Sub-Area Term.

3.       OTHER DISTRIBUTION METHODS

         3.A.  SPECIAL DISTRIBUTION ARRANGEMENTS

         LICENSE OWNER acknowledges and agrees that: (1) LICENSE OWNER is not granted, and COMPANY has no obligation to offer to LICENSE OWNER, any rights to operate Special Distribution Arrangements within or outside the Territory pursuant to this Agreement; and (2) the right to operate or grant to others the right to operate Special Distribution Arrangements is specifically reserved to COMPANY or its designees. If COMPANY, at any time and in its sole discretion, determines to offer LICENSE OWNER the right to operate a Special Distribution Arrangement at a Special Distribution Location designated by COMPANY, COMPANY will so notify LICENSE OWNER by delivering to LICENSE OWNER a form of Special Distribution Agreement. LICENSE OWNER will have fifteen (15) days after its receipt thereof to execute and deliver to COMPANY such executed Special Distribution Agreement. If LICENSE OWNER fails to execute and deliver to COMPANY the executed Special Distribution Agreement within such fifteen (15) day period or commence such Special Distribution Arrangement within the period specified therein, then LICENSE OWNER shall have no right to operate such Special Distribution Arrangement thereafter. COMPANY reserves the right under the Special Distribution Agreement, at any time and in its sole discretion with or without cause and regardless of the investment made by LICENSE OWNER in establishing or operating the Special Distribution Arrangement or the length of time the Special Distribution Arrangement has been in effect, to suspend or terminate LICENSE OWNER's right to operate the Special Distribution Arrangement, effective ninety (90) days after COMPANY's written notice to LICENSE OWNER.

Notwithstanding the foregoing, COMPANY agrees that, if during the Development Term it intends to engage in a Special Distribution Arrangement at or from (a) a military facility, (b) an entertainment or sporting facility or event, (c) an airport, bus or train station, (d) a toll road or limited access highway facility or (e) any specialty kiosk located in or adjacent to any similar facilities, located within the Territory, COMPANY will offer LICENSE OWNER a Special Distribution Agreement, the execution of which shall be governed by this Section 3.A.

         3.B.  DELIVERY SERVICE

         LICENSE OWNER acknowledges and agrees that: (1) LICENSE OWNER is not granted, and COMPANY has no obligation to offer to LICENSE OWNER, any rights within or outside the Territory to offer Delivery Service from the Store or otherwise pursuant to this Agreement; and (2) the right to provide Delivery Service is specifically reserved to COMPANY or its designees. If COMPANY, at any time and in its sole discretion, determines to offer Delivery Service in a designated Delivery Area in which the Store is located, COMPANY will offer to LICENSE OWNER, or to DEVELOPER pursuant to the Development Agreement, the right to offer Delivery Service by delivering to LICENSE OWNER (or DEVELOPER) a form of Delivery Rider to this Agreement (or a Delivery Rider to the Development Agreement). LICENSE OWNER (or DEVELOPER) will have fifteen (15) days after its (or DEVELOPER's) receipt thereof to execute and deliver to COMPANY such executed Delivery Rider. If LICENSE OWNER (or DEVELOPER) fails to execute and deliver such executed Delivery Rider to COMPANY within such fifteen (15) day period or to commence Delivery Service within the specified period, then LICENSE OWNER (or DEVELOPER) shall have no right to provide Delivery Service at the Store thereafter.

         If COMPANY determines in its sole discretion that all franchise owners and license owners of UNITS in the trade area where the Store is located (as such trade area is determined by COMPANY in its sole discretion and which in no event shall exceed the Marketing Area) shall offer Delivery Service, COMPANY will notify LICENSE OWNER (or DEVELOPER) and will deliver to LICENSE OWNER (or DEVELOPER) a Delivery Rider to this Agreement (or the Development Agreement) which LICENSE OWNER (or DEVELOPER) shall execute and deliver to COMPANY within fifteen (15) days after its receipt.

         COMPANY reserves the right under the Delivery Service Rider, at any time and in its sole discretion, with or without cause and regardless of the investment made by LICENSE OWNER (or DEVELOPER) in establishing and conducting Delivery Service or the length of time LICENSE OWNER (or DEVELOPER) has offered Delivery Service: (1) to reduce, modify or expand the Delivery Area, effective upon COMPANY's written notice to LICENSE OWNER, provided, however, that if a reduction or modification of the Delivery Area amounts to a termination of substantially all of LICENSE OWNER's rights to provide such services (except in the case of the exercise by COMPANY of its remedies under Section 18.C of this Agreement), such reduction or modification shall not be effective until 90 days after COMPANY's written notice to LICENSE OWNER; or (2) to suspend or terminate LICENSE OWNER's (or DEVELOPER's) right to offer Delivery Service, effective ninety (90) days after COMPANY's written notice to LICENSE OWNER (or DEVELOPER); and COMPANY may otherwise terminate LICENSE OWNER's (or DEVELOPER's) right to offer Delivery Service pursuant to the terms of the Delivery Rider. In the event that COMPANY suspends or terminates LICENSE OWNER's (or DEVELOPER's) right to offer Delivery Service, COMPANY reserves the right to require LICENSE OWNER (or DEVELOPER) to reinstate Delivery Service upon fifteen (15) days' prior written notice to LICENSE OWNER (or DEVELOPER).

         3.C.  CATERING SERVICE

         LICENSE OWNER acknowledges and agrees that: (1) LICENSE OWNER is not granted, and COMPANY has no obligation to offer to LICENSE OWNER, any rights within or outside the Territory to offer Catering Service from the Store or otherwise pursuant to this Agreement; and (2) the right to provide Catering Service is specifically reserved to COMPANY or its designees. If COMPANY, at any time and in its sole discretion, determines to offer Catering Service in a designated Catering Area in which the Store is located, COMPANY will offer LICENSE OWNER, or to DEVELOPER pursuant to the Development Agreement the right to offer Catering Service by delivering to LICENSE OWNER (or DEVELOPER) a form of Catering Rider to this Agreement (or to the Development Agreement). LICENSE OWNER (or DEVELOPER) will have fifteen (15) days after its (or DEVELOPER's) receipt thereof to execute and deliver to COMPANY the executed Catering Rider. If LICENSE OWNER (or DEVELOPER) fails to execute and deliver such executed Catering Rider to COMPANY within such fifteen (15) day period or commence Catering Service within the specified period, then LICENSE OWNER (or DEVELOPER) shall have no right to provide Catering Service within the designated Catering Area thereafter.

         If COMPANY determines in its sole discretion that all franchise owners and license owners of UNITS in the trade area where a Store is located (as such trade area is determined by COMPANY in its sole discretion and which in no event shall exceed the Marketing Area), shall offer Catering Service, COMPANY will notify LICENSE OWNER (or DEVELOPER) and will deliver to LICENSE OWNER (or DEVELOPER) a Catering Rider to this Agreement (or to the Development Agreement) which LICENSE OWNER (or DEVELOPER) shall execute and return to COMPANY within fifteen (15) days after its receipt. COMPANY reserves the right under the Catering Rider, at any time and in its sole discretion, with or without cause and regardless of the investment made by LICENSE OWNER (or DEVELOPER) in establishing and conducting Catering Service or the length of time LICENSE OWNER (or DEVELOPER) has offered Catering Service: (1) to reduce, modify or expand the Catering Area, effective upon COMPANY's written notice to LICENSE OWNER, provided, however, that if a reduction or modification of the Catering Area amounts to a termination of substantially all of LICENSE OWNER's rights to provide such services (except in the case of the exercise by COMPANY of its remedies under Section 18.C of this Agreement), such reduction or modification shall not be effective until 90 days after COMPANY's written notice to LICENSE OWNER; or (2) to suspend or terminate LICENSE OWNER's (or DEVELOPER's) right to offer Catering Service, effective ninety (90) days after COMPANY's written notice to LICENSE OWNER (or DEVELOPER) (in which case LICENSE OWNER (or DEVELOPER) will not fill any orders for Catering Service after the expiration of such ninety (90) day period); and COMPANY may otherwise terminate LICENSE OWNER's (or DEVELOPER's) right to offer Catering Service pursuant to the terms of the Catering Rider. In the event that COMPANY terminates or suspends LICENSE OWNER's (or DEVELOPER's) right to offer Catering Service, COMPANY reserves the right to require LICENSE OWNER (or DEVELOPER) to reinstate Catering Service upon fifteen (15) days' prior written notice to LICENSE OWNER (or DEVELOPER).

4.       DEVELOPMENT AND OPENING OF THE STORE

         4.A.  SITE SELECTION AND LEASE

         Prior to execution of this Agreement, LICENSE OWNER shall have obtained COMPANY's approval of and the legal right of possession of the Site in accordance with the terms of the Development Agreement.

         4.B.  STORE DESIGN SPECIFICATIONS AND CONSTRUCTION PLANS

         COMPANY will furnish to LICENSE OWNER specifications of COMPANY's requirements for design, decoration, layout, equipment, furnishings, fixtures and signs for Stores using the Principal Marks designed on Exhibit K and the Trade Dress and operating procedures associated therewith (the "Design Specifications"). LICENSE OWNER acknowledges and agrees that the Design Specifications, which include Trade Dress, are an integral part of the System and that the Store will be designed and constructed in accordance with the Design Specifications. LICENSE OWNER will cause to be prepared and submitted to COMPANY for approval the preliminary layout for the Store (if not already submitted to and approved by COMPANY) and detailed construction plans and specifications and space plans for the Store (the "Construction Plans") that comply with the Design Specifications and all applicable ordinances, building codes, permit requirements, and lease requirements and restrictions.

         4.C.  DEVELOPMENT OF THE STORE

         Within one hundred twenty (120) days after the date of execution of this Agreement, LICENSE OWNER agrees at its expense to do or cause to be done the following:

                  (1) secure all financing required to fully develop the Store in accordance with this Section; and

                  (2) submit the Construction Plans and preliminary layout to COMPANY for approval; and

                  (3) obtain all required zoning changes, planning consents, building, utility, sign, health, sanitation and business permits, licenses and approvals and any other required permits and licenses; and

                  (4) construct all required improvements in compliance with Construction Plans approved by COMPANY; and

                  (5) decorate and lay out the Store in compliance with Design Specifications and plans and specifications approved by COMPANY; and

                  (6) (a) acquire the Computer System for the Store and acquire the right to use, for the remainder of the term of this Agreement, the Specified Software in the manner specified by COMPANY; (b) obtain any and all peripheral equipment and accessories and arrange for any and all support services that may be necessary to enable the Computer System, the Licensed Program, and the Specified Software to operate as specified by COMPANY, and (c) take all other actions (including but not limited to installation of electrical wiring and cabling, and temperature and humidity controls) that may be necessary to prepare the Store to enable the Computer System, the Licensed Program, and the Specified Software to operate as specified by COMPANY; and

                  (7) purchase or lease and install all required equipment, vehicles, furnishings, fixtures and signs; and

                  (8) purchase an adequate opening inventory of Products, and Supplies and Materials (defined below); and

                  (9) obtain all customary contractors' sworn statements and partial and final waivers of lien for construction, remodelling, decorating and installation services; and

                  (10) open the Store for business and thereafter operate the Store on a regular and continuing basis for the term hereof.

         4.D.  EQUIPMENT, FIXTURES, FURNISHINGS AND SIGNS

         LICENSE OWNER agrees to use in the development and operation of the Store only those brands, types and/or models of equipment, vehicles, signs displaying the Marks, fixtures and furnishings which meet COMPANY's specifications. LICENSE OWNER may purchase approved brands, types and/or models of equipment, fixtures and signs which meet the COMPANY's specifications only from suppliers designated or approved by COMPANY, which may include COMPANY. At LICENSE OWNER's request, COMPANY will from time to time supply LICENSE OWNER with a list of suppliers who sell items which meet COMPANY's specifications.

         4.E.  COMPUTER SYSTEM

         LICENSE OWNER agrees to use in the development and operation of the Store only those brands, types, makes, and/or models of communications and computer systems or hardware which COMPANY has from time to time specified or required for the Computer System. LICENSE OWNER also agrees to use in the development and operation of the Store only the Specified Software and the Licensed Program, as comprised from time to time in accordance with the specifications and requirements of COMPANY.

         4.F.  STORE OPENING

         LICENSE OWNER agrees not to open the Store for business until:

                  (1) COMPANY notifies LICENSE OWNER in writing that all of LICENSE OWNER's obligations pursuant to Paragraphs A, B, C and D of this Section 4 have been fulfilled; and

                  (2) preopening training of Store personnel has been completed to COMPANY's satisfaction; and

                  (3) all amounts then due to COMPANY and its Affiliates have been paid and all required Guaranties are executed and delivered to COMPANY; and

                  (4) COMPANY has been furnished with copies of all insurance policies required pursuant to this Agreement, or such other evidence of insurance coverage and payment of premiums as COMPANY requests.

LICENSE OWNER agrees to comply with these conditions and to be prepared to open the Store for business within one hundred twenty (120) days after the date of this Agreement. COMPANY's determination that LICENSE OWNER has met all of COMPANY's pre-opening requirements shall not constitute a waiver of non-compliance by LICENSE OWNER or of COMPANY's right to demand full compliance with such requirements. LICENSE OWNER further agrees to open the Store for business and commence conduct of business at the Store pursuant to this Agreement within five (5) days after COMPANY gives notice to LICENSE OWNER stating that the Store is ready for opening.

         4.G.  GRAND OPENING PROGRAM

         LICENSE OWNER agrees to conduct a grand opening advertising and promotional program for the Store during the period commencing thirty (30) days prior to, and ending ninety (90) days after, the opening of the Store and to expend no less than Ten Thousand Dollars ($10,000.00) on such advertising and promotion during such period.
Such advertising and promotional program shall:

                  (1) be in addition to advertising and promotion conducted pursuant to Section 13 of this Agreement; and

                  (2) utilize marketing and public relations programs and media and advertising materials approved by COMPANY; and

                  (3) be conducted in accordance with COMPANY's specifications and standards and pursuant to a grand opening plan which LICENSE OWNER shall prepare and submit to COMPANY for approval at least forty-five (45) days prior to the opening date of the Store. If LICENSE OWNER does not prepare a grand opening program and obtain COMPANY's approval of such plan, COMPANY may prepare the grand opening plan for the Store.

COMPANY may, in its discretion, reduce the amount of required spending for the grand opening program, reduce the time period during which the grand opening program shall be conducted, and/or direct that a portion of such funds be re-directed to a Local Ad Fund established pursuant to Section 13.B of this Agreement; provided that (a) COMPANY reasonably determines that the Marketing Area in which the Store is opened has been sufficiently covered by the opening of other UNITS, and (b) COMPANY is acting comparably with respect to its own UNITS in similar situations.

         4.H.  RELOCATION OF THE STORE

         If LICENSE OWNER's lease or sublease for the Site of the Store expires or terminates without fault of LICENSE OWNER, if the Site is destroyed, condemned or otherwise rendered unusable as a UNIT in accordance with this Agreement, or if, in the judgment of COMPANY and LICENSE OWNER, there is a change in the character of the location of the Site sufficiently detrimental to its business potential to warrant its relocation, COMPANY will not unreasonably withhold permission for relocation of the Store to a site within the Territory which meets COMPANY's then-current site criteria, subject to the rights of existing franchisees or licensees under their agreements with COMPANY. Any such relocation shall be at LICENSE OWNER's sole expense. LICENSE OWNER shall seek and obtain COMPANY's approval of the replacement site pursuant to COMPANY's then current site approval process, and the Store shall re-open at the replacement Site as soon as reasonably practicable but in no event more than ninety (90) days after the closing of the original location.

         4.I.  FINANCING PLAN

         Within ten (10) days after the execution of this Agreement, LICENSE OWNER must submit a written plan for LICENSE OWNER's funding of the development and operation of the Store, which plan shall be reasonably acceptable to COMPANY and which shall include details of the sources and terms of such funding and such other information or documents required by COMPANY from time to time. LICENSE OWNER may not begin development of the Store until COMPANY has given its approval of such plan, which approval COMPANY may give or withhold in its sole discretion. Among other factors, COMPANY may consider LICENSE OWNER's debt/equity ratio and amount of indebtedness in reviewing such plan. Once a plan is approved by COMPANY, LICENSE OWNER must execute and adhere to the plan. Any proposed material deviation from or modifications to the originally approved plan must be submitted to COMPANY for prior approval.

5.       TRAINING AND GUIDANCE

         5.A.  TRAINING

         Prior to the commencement of the operation of the Store, the manager of the Store (the "STORE MANAGER") and one (1) other management level employee (the "ADDITIONAL MANAGER"), appointed by LICENSE OWNER in accordance with this Agreement and identified in Section 4 of Exhibit E, must attend and complete to COMPANY's satisfaction a COMPANY accredited and certified initial management training program in the operation of a UNIT. Such training program may include classroom training, instruction at designated facilities and hands-on training in an operating UNIT. DEVELOPER's Training Director shall provide such training program at DEVELOPER's training facilities in accordance with COMPANY's requirements therefor, provided that DEVELOPER's Training Director is currently certified to provide such training program under the terms of the Development Agreement. In addition, whether DEVELOPER or COMPANY is providing such training, COMPANY may, in its sole discretion as it deems necessary, require the Store Manager and/or the Additional Manager to work full-time without compensation by COMPANY and at LICENSE OWNER's expense for up to ten (10) weeks at a UNIT selected by COMPANY.

         COMPANY may, in its sole discretion as it deems necessary, require the Store Manager, Additional Manager or assistant managers of the Store or LICENSE OWNER to attend or to participate in updated, additional or refresher training programs during the term of this Agreement. COMPANY also may charge for updated, additional or refresher training materials supplied to LICENSE OWNER or its personnel.

         In the event the certified Store Manager and/or the certified Additional Manager ceases to hold such position at the Store, LICENSE OWNER shall have thirty (30) days in which to appoint a substitute or replacement Store Manager and/or Additional Manager, who must attend and complete to COMPANY's satisfaction the initial management training program as specified above promptly after appointment. If COMPANY in its sole discretion determines that the Store Manager or Additional Manager or any subsequently appointed Store Manager or Additional Manager has failed to satisfactorily complete the initial management training program or any additional or refresher training program, LICENSE OWNER shall immediately hire a substitute Store Manager or Additional Manager and promptly arrange for such person to complete the initial management training program to the satisfaction of COMPANY.

         LICENSE OWNER shall be responsible for the travel, living and other expenses (including, without limitation, local transportation expenses) and compensation of LICENSE OWNER, the Store Manager, the Additional Manager, assistant managers, and any other agents or employees of LICENSE OWNER incurred in connection with attendance at training programs or work at UNITS that is part of their training.

         5.B.  GUIDANCE AND ASSISTANCE

         COMPANY shall, in its sole discretion, furnish guidance to LICENSE OWNER with respect to:

                  (1) recipes, methods, specifications, standards and operating procedures utilized by UNITS and any modifications thereof; and

                  (2) purchasing approved equipment, fixtures, furnishings, signs, Products, and Supplies and Materials (defined below); and

                  (3) development and implementation of local advertising and promotional programs; and

                  (4)  general operating and management procedures of UNITS; and

                  (5) establishing and conducting employee training programs at the Store; and

                  (6)  opening the Store.

Such guidance shall, in the discretion of COMPANY, be furnished in the form of COMPANY's Manuals (defined below in this Section), bulletins, video or audio cassette tapes, computer diskettes, written materials, reports and recommendations, other materials and intangibles, refresher training programs and/or telephonic consultations or consultations at the offices of COMPANY or at the Store. If special training of Store personnel or other assistance in operating the Store is requested by LICENSE OWNER and COMPANY determines in its sole discretion that such training or assistance or assistance should take place at the Store, all expenses for such training or assistance shall be paid by LICENSE OWNER, including, without limitation, COMPANY's per diem charges and travel and living expenses for COMPANY personnel.

         5.C.  STORE MANUALS

         COMPANY shall loan to LICENSE OWNER, for its sole use, one (1) copy of a set of COMPANY's confidential manuals relating to the development and operation of Stores, which may consist of one or more volumes, handbooks, manuals, written materials, video or audio cassette tapes, computer diskettes or any other materials or intangibles, all of which may be modified, added to, replaced or supplemented by COMPANY from time to time in its sole discretion (which modifications, additions or supplements may contain information developed by COMPANY by DEVELOPER or LICENSE OWNER with respect to the type of UNIT developed pursuant to this Agreement), whether by way of supplements, replacement pages, bulletins, or other official pronouncements or means (collectively the "STORE MANUALS"). The Store Manuals may be modified from time to time at COMPANY's sole discretion to reflect changes in the System or specifications, standards, policies and procedures for UNITS, to specify brands, types and/or models of equipment which must be used by LICENSE OWNER in the operation of the Store, and to specify changes in the decor, format, image, Products, services and operations of Stores prescribed by COMPANY or such other changes or additions as COMPANY deems necessary or advisable. LICENSE OWNER shall keep its copy of the Store Manuals current by immediately inserting all modified pages or materials furnished by COMPANY. In the event of a dispute about the contents of the Store Manuals, the master copies maintained by COMPANY at its principal office shall be controlling. LICENSE OWNER acknowledges that the Store Manuals are part of the Confidential Information and will be used and protected accordingly. LICENSE OWNER acknowledges and agrees that the content of the Store Manuals, as modified from time to time, is incorporated herein by reference and that LICENSE OWNER will comply with all procedures, standards, specifications and requirements specified therein as though each such item were set forth in detail in this Agreement.

6.       MARKS

         6.A.  GOODWILL AND OWNERSHIP OF MARKS

         LICENSE OWNER acknowledges that LICENSE OWNER's right to use the Marks, as described in this Agreement, is derived solely from this Agreement and is limited to the development and operation of the Store by LICENSE OWNER pursuant to and in compliance with this Agreement and all applicable standards, specifications, and operating procedures prescribed by COMPANY from time to time during the term of the License. Any unauthorized use of the Marks by LICENSE OWNER shall constitute a breach of this Agreement and an infringement of the rights of COMPANY in and to the Marks. LICENSE OWNER acknowledges and agrees that all usage of the Marks by LICENSE OWNER and any goodwill established thereby shall inure to the exclusive benefit of COMPANY and that this Agreement does not confer any goodwill or other interests in the Marks upon LICENSE OWNER, other than the right to use the Marks in the operation of the Store in compliance with this Agreement. All provisions of this Agreement applicable to the Marks shall apply to any other trademarks, service marks, commercial symbols and trade dress hereafter authorized, in writing (including by inclusion in any trademark usage or similar guide or manual issued to license owners by COMPANY), for use by and licensed to LICENSE OWNER by COMPANY.

         6.B.     LIMITATIONS ON LICENSE OWNER'S USE OF MARKS

         LICENSE OWNER agrees to use the Marks as the sole trade identification of the Store and the Products, provided that LICENSE OWNER shall identify itself as the independent owner and licensee of the Store in the manner prescribed by COMPANY. Except with the written consent of COMPANY, LICENSE OWNER shall not use any Mark as part of any corporate name or other name of LICENSE OWNER or with any prefix, suffix, or other modifying words, terms, designs, or symbols, or in any modified form, nor may LICENSE OWNER use any Mark in connection with the performance or sale of any unauthorized services or products or in any other manner not expressly authorized in writing by COMPANY. LICENSE OWNER agrees to display the Marks prominently in the manner prescribed by COMPANY at the Store and in connection with advertising and marketing materials. LICENSE OWNER agrees to give such notices of trademark and service mark registrations as COMPANY specifies and to obtain such business name registrations as may be required under applicable law.

         6.C.  NOTIFICATION OF INFRINGEMENTS AND CLAIMS

         LICENSE OWNER shall immediately notify COMPANY of any apparent infringement of or challenge to LICENSE OWNER's authorized use of any Mark, or claim by any person of any rights in any Mark, and LICENSE OWNER shall not communicate with any person other than COMPANY and its counsel in connection with any such infringement, challenge or claim. COMPANY shall have sole discretion to take such action as it deems appropriate in connection with the foregoing, and the right to control exclusively any settlement, litigation, arbitration or U.S. Patent and Trademark Office or other proceeding arising out of any such alleged infringement, challenge or claim or otherwise relating to any Mark. LICENSE OWNER agrees to execute any and all instruments and documents, render such assistance, and do such acts and things as may, in the opinion of COMPANY's counsel, be necessary or advisable to protect and maintain the interests of COMPANY in any litigation or other proceeding or to otherwise protect and maintain the interests of COMPANY in the Marks. COMPANY will reimburse LICENSE OWNER for the reasonable out-of-pocket expenses incurred and paid by LICENSE OWNER in complying with the requirements imposed by this Paragraph, provided, however, that if any action taken by COMPANY results in any monetary recovery for LICENSE OWNER (by way of counterclaim or otherwise) which exceeds LICENSE OWNER's costs, then LICENSE OWNER must pay its own costs and share pro rata in COMPANY's costs therefor up to the amount of LICENSE OWNER's share of such recovery.

         6.D.  DISCONTINUANCE OF USE OF MARKS

         If it becomes advisable at any time in COMPANY's sole judgment for the Store to modify or discontinue use of any Mark and/or for the Store to use one or more additional or substitute trademarks or service marks or an additional or substitute type of trade dress, LICENSE OWNER agrees to immediately comply with COMPANY's directions to modify or otherwise discontinue the use of such Mark, and/or to use one or more additional or substitute trademarks, service marks, logos or commercial symbols or additional or substitute trade dress after notice thereof by COMPANY. Neither COMPANY nor its Affiliates shall have any obligation to reimburse LICENSE OWNER for any expenditures made by LICENSE OWNER to modify or discontinue the use of a Mark or to adopt additional marks or substitutes for a discontinued Mark, including, without limitation, any expenditures relating to advertising or promotional materials or to compensate LICENSE OWNER for any goodwill related to the discontinued Mark.

         6.E.  INDEMNIFICATION OF LICENSE OWNER

         COMPANY agrees to indemnify LICENSE OWNER against and to reimburse LICENSE OWNER for all damages for which LICENSE OWNER is held liable in any claim, action or proceeding brought by any person or entity claiming to have trademark or other rights to any of the Marks or any name or trademark similar thereto arising out of LICENSE OWNER's authorized use of the Marks, pursuant to and in compliance with this Agreement, and for all costs reasonably incurred by LICENSE OWNER in the defense of any such claim brought against LICENSE OWNER or in any proceeding in which LICENSE OWNER is named as a party, provided that LICENSE OWNER has timely notified COMPANY of such claim or proceeding, has given COMPANY sole control of the defense and settlement of any such claim, has otherwise complied with the requirements of this Agreement regarding use of the Marks, and this Agreement is in full force and effect, and provided further, that the indemnification provided by this Section 6.E shall not extend to any claim, action or proceeding brought by any person or entity alleging any prior common law trademark rights.

7.       COPYRIGHTS

         7.A.  OWNERSHIP OF COPYRIGHTED WORKS

         LICENSE OWNER and COMPANY acknowledge and agree (1) that COMPANY may authorize LICENSE OWNER to use certain copyrighted or copyrightable works (the "COPYRIGHTED WORKS"), (2) that the Copyrighted Works are the valuable property of COMPANY or its Affiliates or, as applicable, their licensors and (3) that the LICENSE OWNER's rights to use the Copyrighted Works are granted to LICENSE OWNER solely on the condition that LICENSE OWNER complies with the terms of this Section. LICENSE OWNER acknowledges and agrees that COMPANY owns or is the licensee of the owner of the Copyrighted Works and may further create, acquire or obtain licenses for certain copyrights in various works of authorship used in connection with the operation of UNITS, including, but not limited to, all categories of works eligible for protection under the United States copyright law, all of which shall be deemed to be Copyrighted Works under this Agreement. Such Copyrighted Works include, but are not limited to, the Store Manuals, advertisements, promotional materials, labels, menus, posters, coupons, gift certificates, signs and store designs, plans and specifications and may include all or part of the Marks, Licensed Program, Trade Dress and other portions of the System. LICENSE OWNER acknowledges that this Agreement does not confer any interest in the Copyrighted Works upon LICENSE OWNER, other than the right to use them in the operation of the Store in compliance with this Agreement. If COMPANY authorizes LICENSE OWNER to prepare any adaptation, translation or work derived from the Copyrighted Works, or if LICENSE OWNER prepares any Copyrighted Works such as menus, advertisements, posters or promotional material, LICENSE OWNER hereby agrees that such adaptation, translation, derivative work or Copyrighted Work shall be the property of COMPANY, and LICENSE OWNER hereby assigns all its right, title and interest therein to COMPANY (or such other person identified by COMPANY). LICENSE OWNER agrees to execute any documents, in recordable form, which COMPANY determines are necessary to reflect such ownership. LICENSE OWNER shall submit all such adaptations, translations, derivative works and Copyrighted Works to COMPANY for approval prior to use.

         7.B.  LIMITATION ON LICENSE OWNER'S USE OF COPYRIGHTED WORKS

         LICENSE OWNER acknowledges that LICENSE OWNER's right to use the Copyrighted Works, as described in this Agreement, is derived solely from this Agreement and is limited to the use of such Copyrighted Works pursuant to and in compliance with this Agreement and all applicable standards, specifications, and operating procedures prescribed by COMPANY from time to time during the term of this Agreement. LICENSE OWNER shall ensure that all Copyrighted Works used hereunder shall bear an appropriate copyright notice under the Universal Copyright Convention or other copyright laws prescribed by COMPANY specifying that COMPANY or an Affiliate of COMPANY is the owner of the copyrights therein. Any unauthorized use, adaptation, publication, reproduction, preparation of derivative works, distribution of copies (whether by sale or other transfer of ownership, or by rental, lease or lending), or attempts to recreate all or a portion of such Copyrighted Works shall constitute a breach of this Agreement and an infringement of the rights of COMPANY in and to the Copyrighted Works.

         7.C.  NOTIFICATION OF INFRINGEMENTS AND CLAIMS

         LICENSE OWNER shall immediately notify COMPANY of any actual or apparent infringement of or challenge to any of the Copyrighted Works, or claim by any person of any rights in the Copyrighted Works. LICENSE OWNER shall not communicate with any person other than COMPANY and its counsel in connection with any such infringement, challenge or claims. COMPANY shall have the sole discretion to take such action as it deems appropriate in connection with the foregoing, and the right to control exclusively any settlement, litigation, arbitration or administrative proceeding arising out of any such alleged infringement, challenge or claim or otherwise relating to the Copyrighted Works. LICENSE OWNER agrees to execute any and all instruments and documents, render such assistance, and do such acts and things as may, in the opinion of COMPANY's counsel, be necessary or advisable to protect and maintain the interests of COMPANY in any litigation or other proceeding or to otherwise protect and maintain the interests of COMPANY in the Copyrighted Works. COMPANY will reimburse LICENSE OWNER for the reasonable out-of-pocket expenses incurred and paid by LICENSE OWNER in complying with the requirements imposed by this Paragraph provided, however, that if any action taken by COMPANY results in any monetary recovery for LICENSE OWNER (by way of counterclaim or otherwise) which exceeds LICENSE OWNER's costs, then LICENSE OWNER must pay its own costs and share pro rata in COMPANY's costs therefor up to the amount of LICENSE OWNER's share of such recovery.

         7.D.  DISCONTINUANCE OF USE OF COPYRIGHTED WORKS

         If it becomes advisable at any time in COMPANY's sole judgment for LICENSE

OWNER to modify or discontinue use of any of the Copyrighted Works and/or for LICENSE OWNER to use one or more additional or substitute copyrighted or copyrightable items, LICENSE OWNER agrees to immediately comply with COMPANY's directions to modify or otherwise discontinue the use of the Copyrighted Works and/or to use any substitute materials specified by COMPANY. Neither COMPANY nor its Affiliates shall have any obligation to reimburse LICENSE OWNER for any expenditures made by LICENSE OWNER to modify or discontinue the use of any Copyrighted Work or to adopt additional or substitute copyrighted or copyrightable items.

8.       LICENSED PROGRAM AND COMPUTER SYSTEM

         8.A.  GRANT OF SOFTWARE LICENSE

         COMPANY hereby grants to LICENSE OWNER a nonexclusive, nontransferable, nonassignable license to use the Licensed Program, subject to the following terms and conditions:

         (1) The Licensed Program shall be installed and tested on the Computer System by COMPANY or its designee. If LICENSE OWNER does not purchase the Computer System from COMPANY, LICENSE OWNER must pay COMPANY or its designee a reasonable installation and testing fee upon completion of COMPANY's or its designee's installation and testing of the operation of the Licensed Program with the Computer System. LICENSE OWNER acknowledges and agrees that COMPANY's current installation and testing fee of $3,500.00 is reasonable. COMPANY agrees that the installation and testing fee applicable pursuant to this Agreement will not exceed $3,500.

         (2) Except with the prior written consent of COMPANY, the Licensed Program (a) shall not be operated by persons other than LICENSE OWNER and employees of LICENSE OWNER, (b) shall not be operated on equipment other than the Computer System, (c) shall be used only in conjunction with the Specified Software and not with any other computer applications program, and (d) shall not be operated at locations other than the Store and the LICENSE OWNER's principal office; provided, however, that with prior notice to COMPANY, LICENSE OWNER may operate the Licensed Program on equipment other than the Computer System and at a location other than the Store and the LICENSE OWNER's principal office to the extent required due to malfunction of the Computer System or other cause beyond the reasonable control of LICENSE OWNER, but not for any period longer than seven (7) consecutive days unless otherwise agreed in writing by COMPANY.

         (3) The Licensed Program shall be used in LICENSE OWNER's operation of the Store and shall not be used for any other purpose.

         (4) Without limiting the foregoing, LICENSE OWNER shall not, and shall not allow its employees or agents to: (a) sell, assign, lease, sublicense, pledge, grant a security interest with respect to, market or commercially exploit, in any way, the Licensed Program or any component thereof, or any data generated by the use of the Licensed Program or any component of the Licensed Program; (b)disclose or grant access to the Licensed Program, or any data generated by the use of the Licensed Program or any component of the Licensed Program, to any third party other than one to whom COMPANY has consented in writing and who has agreed in writing with COMPANY to keep the Licensed Program confidential ; (c) copy or reproduce the Licensed Program, or any data generated by the use of the Licensed Program or any component of the Licensed Program, in any manner, except to the extent necessary for normal back-up and operating thereof; or (d) alter, modify or adapt the Licensed Program, any documentation relating thereto or any component of the Licensed Program, including, but not limited to, by translating, decompiling, reverse engineering or disassembling the Licensed Program.

         (5) LICENSE OWNER acknowledges and agrees that the Licensed Program and any data generated by the use of the Licensed Program is the valuable, proprietary property and trade secret of COMPANY or, as applicable, COMPANY's licensor and LICENSE OWNER agrees to use the utmost care to safeguard the Licensed Program and any data generated by the use of the Licensed Program and to maintain the copyright protection and the secrecy and confidentiality thereof. LICENSE OWNER shall not undertake to patent, copyright or otherwise assert proprietary rights to the Licensed Program and any data generated by the use of the Licensed Program or any portion thereof. LICENSE OWNER recognizes that all or part of the Licensed Program and any data generated by the use of the Licensed Program may be copyrighted and agrees that this shall not be construed as causing the copyrighted material to be public information. LICENSE OWNER will ensure that all copies of the Licensed Program and any data generated by the use of the Licensed Program or any components of the Licensed Program in its possession contain an appropriate copyright notice under the Universal Copyright Convention or other notice of proprietary rights specified by COMPANY.

         (6) LICENSE OWNER shall promptly disclose to COMPANY all ideas and suggestions for modifications or enhancements of the Licensed Program conceived or developed by or for LICENSE OWNER, and COMPANY and its Affiliates shall have the right to use and license such ideas and suggestions. All modifications and enhancements made to the Licensed Program together with the copyright therein shall be the property of COMPANY, without regard to the source of the modification or enhancement, and LICENSE OWNER hereby assigns all of its right, title, and interest in any ideas, modifications, and enhancements to

               COMPANY. LICENSE OWNER agrees to execute any document, in recordable form, which COMPANY determines is necessary to reflect such ownership.

         (7) COMPANY or its designee shall have the right at all times to access the Licensed Program and to retrieve, analyze and use all data in the files of LICENSE OWNER for the Licensed Program.

         (8) COMPANY or its designee shall provide to LICENSE OWNER all upgrades, modifications, improvements, enhancements, extensions and other changes to the Licensed Program approved by COMPANY for use in connection with the operation of UNITS and LICENSE OWNER shall promptly implement their use.

         (9) Upon expiration or termination of this Agreement, LICENSE OWNER shall allow COMPANY's or its designee's employees or agents to remove the Licensed Program from the Computer System, shall immediately return the Licensed Program, each component thereof, and any data generated by the use of the Licensed Program to COMPANY or its designee, and shall immediately destroy any and all back-up or other copies of the Licensed Program or parts thereof, documentation for the Licensed Program and any data generated by the use of the Licensed Program, and other materials or information which relate to or reveal the Licensed Program and its operation and any data generated by the use of the Licensed Program.

         8.B.  SOFTWARE LICENSE FEE

         LICENSE OWNER agrees to pay to COMPANY or its designee upon installation of the Licensed Program on LICENSE OWNER's Computer System, a software license fee (the "Software License Fee") in the amount of Fifteen Thousand Dollars ($15,000.00). The Software License Fee shall be fully earned by COMPANY or its designee upon installation of the Licensed Program on the Computer System and is non-refundable in whole or in part.

         8.C.  SOFTWARE SUPPORT SERVICE

         During the term of this Agreement and, provided that LICENSE OWNER is in compliance with the terms of this Agreement, COMPANY or its designee shall provide to LICENSE OWNER such support services as COMPANY deems reasonably necessary to cause the Licensed Program to perform on the Computer System in accordance with the standards for the Licensed Program as specified from time to time by COMPANY, provided, however, that in no event will such support services be less than COMPANY or its designee provides to COMPANY-operated UNITS. Such support services shall not extend to error corrections, operational support and assistance resulting from LICENSE OWNER's use or operation of software which is not authorized by this Agreement for use on the Computer System, (b) software training or (c) hardware maintenance such support service shall include non-procedure Help Desk calls. All procedural Help Desk calls will be handled by COMPANY for an additional fee of $25 per call.

         8.D.  SOFTWARE SUPPORT SERVICE FEE

         For the software support service provided to LICENSE OWNER, as described above, LICENSE OWNER agrees to pay to COMPANY or its designee a periodic software support service fee ("Software Support Fee") in the amount of Four Hundred Dollars ($400.00). Such fee shall be payable in advance for each Accounting Period on or before the eighth (8th) day prior to commencement of such period commencing on the installation of the Licensed Program on the Computer System. The Software Support Fee may be increased by COMPANY from time to time, at its sole option, upon written notice to LICENSE OWNER.

         8.E.  MODIFICATION, ENHANCEMENT,
               AND REPLACEMENT OF COMPUTER SYSTEM,
               LICENSED PROGRAM AND SPECIFIED SOFTWARE.

         LICENSE OWNER acknowledges that COMPANY may, during the term of this Agreement, require LICENSE OWNER to modify, enhance and/or replace all or any part of the Computer System, the Licensed Program and/or the Specified Software at LICENSE OWNER's expense, and agrees, within sixty (60) days of receipt of notice from COMPANY, to acquire, or acquire the right to use for the remainder of the term of this Agreement and implement, the modified, enhanced or replacement version of the Computer System, the Licensed Program and/or the Specified Software specified by COMPANY and to take any and all other actions as may be necessary to enable them, as modified, enhanced or replaced, to operate as specified by COMPANY. Any such modifications, enhancements, and replacements may require LICENSE OWNER to incur costs to purchase, lease and/or license new or modified computer hardware and/or software or other equipment and to obtain different and/or additional service and support services during the term of this Agreement. LICENSE OWNER acknowledges that COMPANY cannot estimate the costs of such future enhancements, modifications, and replacements and that such costs may not be fully amortizable over the remaining term of the License Agreement. Nonetheless, LICENSE OWNER agrees to incur such costs, where directed by COMPANY to do so, provided that the COMPANY is then currently specifying the same enhancements, modifications, and replacements for use in COMPANY-operated UNITS.

         8.F.  WARRANTIES AND LIMITATION OF LIABILITY

         COMPANY represents and warrants to LICENSE OWNER that: (1) COMPANY has the right to license the Licensed Program to LICENSE OWNER, as set forth in this Agreement; and (2) to the best of COMPANY's knowledge the Licensed Program does not, and as a result of any enhancements, improvements or modifications provided by COMPANY, will not, to the best of COMPANY's knowledge, infringe upon any United States patent, copyright or other proprietary right of any third party. In the event LICENSE OWNER's use of the Licensed

Program as required by COMPANY is enjoined as a result of a claim by a third party of patent or copyright infringement or violation of proprietary rights, COMPANY shall, in its sole discretion, either (i) procure for LICENSE OWNER the right to continue use of the Licensed Program as contemplated hereunder, or
(ii) replace the Licensed Program or modify it such that there is no infringement of the third party's rights. Such action by COMPANY shall be LICENSE OWNER's sole and exclusive remedy against COMPANY in such event.

         Neither COMPANY nor its designee represents or warrants to LICENSE OWNER, and expressly disclaims any warranty, that the Licensed Program is error-free or that the operation and use of the Licensed Program by LICENSE OWNER will be uninterrupted or error-free. Neither COMPANY nor its designee shall have any obligation or liability for any expense or loss incurred by LICENSE OWNER arising from use of the Licensed Program in conjunction with any other computer program not authorized by COMPANY.

         EXCEPT FOR THE ABOVE EXPRESS LIMITED WARRANTIES, COMPANY AND/OR ITS DESIGNEE MAKE NO WARRANTIES, EXPRESS OR IMPLIED, ORAL OR WRITTEN, WITH RESPECT TO THE LICENSED PROGRAM, PROGRAM DOCUMENTATION, OR ANY OTHER MATERIAL FURNISHED HEREUNDER, OR ANY COMPONENT THEREOF AND THERE ARE EXPRESSLY EXCLUDED ALL WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT THERETO.

         8.G.  SUBCOMPONENT LICENSES AND THIRD-PARTY LICENSES

         LICENSE OWNER acknowledges that the Licensed Program contains third-party components and subcomponents which COMPANY has the authority to license to LICENSE OWNER as part of the Licensed Program pursuant to and in accordance with software license agreements with third-party vendors (collectively, the "Component Licenses"). In addition, LICENSE OWNER acknowledges that acquisitions by LICENSE OWNER of all or portions of the Computer System and the Specified Software from or through the COMPANY are governed by license or other agreements by and between third-party vendors and COMPANY, which agreements specifically permit COMPANY to sell and/or sublicense all or portions of the Computer System and the Specified Software to LICENSE OWNER or specifically require LICENSE OWNER to agree to be bound by the terms thereof (either type of license hereinafter referred to as the "Third Party Licenses"). LICENSE OWNER therefore hereby agrees to be bound by the terms of each Component License and each relevant Third Party License, in each case as if LICENSE OWNER was a party thereto, and agrees that the vendors and licensors of all or portions of the Specified Software and the Computer System and the licensors of all or portions of the Licensed Program (collectively, the "Vendors") are third-party beneficiaries of this Agreement with full rights to enforce their respective rights under this Section 8 of this Agreement. LICENSE OWNER further agrees to indemnify and hold harmless COMPANY and each of the Vendors from and against all costs, expenses, and damages arising out of or based upon any breach or claim of a breach of this Agreement, the Third Party Licenses or Component

Licenses by LICENSE OWNER, its directors, officers, employees, agents and owners.

9.       CONFIDENTIAL INFORMATION

         COMPANY or its licensors, as applicable, possess and may further develop and acquire certain confidential and proprietary information and trade secrets including, but not limited to, the following categories of information, methods, techniques, procedures and knowledge developed or to be developed by COMPANY, its consultants or contractors, its Affiliates or its designees, and/or franchise or license owners and developers (the "CONFIDENTIAL INFORMATION"):

                  (1) methods, techniques, equipment, specifications (including Design Specifications), standards, policies, procedures, information, concepts and systems relating to and knowledge of and experience in the development, operation, licensing and franchising of UNITS; and

                  (2)  marketing and promotional programs for UNITS; and

                  (3) knowledge concerning the logic, structure and operation of computer software programs which COMPANY authorizes for use in connection with the operation of UNITS (including, without limitation, the Licensed Program) and all additions, modifications and enhancements thereof, and all data generated from use of such programs and the logic, structure and operation of the data base file structures containing such data and all additions, modifications and enhancements thereof; and

                  (4) sales data and information concerning consumer preferences and inventory requirements for Products, materials and supplies, and specifications for and knowledge of suppliers of certain materials, equipment and fixtures for UNITS; and

                  (5) ingredients, formulas, mixes, spices, seasonings, recipes for, and methods of preparation, baking, cooking, freezing, serving, packaging, catering and delivery of, Products and other items sold at UNITS; and

                  (6) information concerning customers, customer lists, Product sales, operating results, financial performance and other financial data of UNITS; and

                  (7) the Store Manuals and the Development Manual (defined in the Development Agreement); and

                  (8) employee selection procedures, training and staffing levels.

         COMPANY will disclose to LICENSE OWNER such parts of the Confidential Information as COMPANY deems necessary or advisable from time to time in its sole discretion for the operation of a Store during training, and in guidance and assistance furnished to

LICENSE OWNER during the term of the License, and LICENSE OWNER may learn or otherwise obtain from COMPANY and its Affiliates and other licensors of components or elements of the System, other developers, other license owners and franchise owners additional Confidential Information of COMPANY during the term of the License. LICENSE OWNER acknowledges and agrees that neither LICENSE OWNER nor any other person or entity will acquire by or through LICENSE OWNER any interest in or right to use the Confidential Information other than the LICENSE OWNER's right to utilize it in the operation of the Store pursuant to this Agreement, and that the use or duplication of the Confidential Information in any other business would constitute an unfair method of competition with COMPANY and other UNIT developers, franchise owners and license owners. LICENSE OWNER agrees to disclose the Confidential Information to its Owners and to employees of the Store only to the extent reasonably necessary for the operation of the Store and only if such individuals have agreed to maintain such information in confidence in an agreement enforceable by COMPANY.

         LICENSE OWNER acknowledges and agrees that the Confidential Information is confidential to and a valuable asset of COMPANY or its licensors, if applicable, is proprietary, includes trade secrets of COMPANY, and is disclosed to LICENSE OWNER solely on the condition that LICENSE OWNER, its Owners and its employees who have access to the Confidential Information agree, and LICENSE OWNER does hereby agree, that, during and after the term of this Agreement, LICENSE OWNER, its Owners and such employees:

                  (a) will not use the Confidential Information in any other business or capacity (unless in the case of the Licensed Program, separately licensed by the owner thereof); and

                  (b) will maintain the absolute secrecy and confidentiality of the Confidential Information; and

                  (c) will not make unauthorized copies of any portion of the Confidential Information disclosed in written or other tangible form; and

                  (d) will adopt and implement all reasonable procedures prescribed from time to time by COMPANY to prevent unauthorized use or disclosure of or access to the Confidential Information, including, without limitation, requiring employees and Owners who will have access to such information to execute non-competition and confidentiality agreements in the form attached hereto as Exhibit H (the "Confidentiality and Non-Competition Agreement"). LICENSE OWNER shall provide COMPANY, at its request, executed originals of each such Confidentiality and Non-Competition Agreement.

         Notwithstanding the foregoing and any other provision of this Agreement, LICENSE OWNER may use the Confidential Information in connection with the operation of other UNITS (in addition to the Store) pursuant to other license or franchise agreements with COMPANY.

         Notwithstanding anything to the contrary contained in this Agreement and provided LICENSE OWNER shall have obtained COMPANY's prior written consent, the restrictions on LICENSE OWNER's disclosure and use of the Confidential Information shall not apply to the following:

                  (i) information, methods, procedures, techniques and knowledge which are or become generally known in the food service business in the Territory, other than through disclosure (whether deliberate or inadvertent) by LICENSE OWNER or any other party having an obligation of confidentiality to COMPANY; and

                  (ii) the disclosure of the Confidential Information in judicial or administrative proceedings to the extent that LICENSE OWNER is legally compelled to disclose such information, provided LICENSE OWNER has notified COMPANY prior to disclosure and shall have used its best efforts to obtain, and shall have afforded COMPANY the opportunity to obtain, an appropriate protective order or other assurance satisfactory to COMPANY of confidential treatment for the information required to be so disclosed.

         LICENSE OWNER agrees to disclose to COMPANY all ideas, concepts, methods, techniques and products conceived or developed by LICENSE OWNER, its affiliates, Owners or employees during the term of this Agreement relating to the development and operation of UNITS, provided that LICENSE OWNER will not be obligated to make such disclosures if doing so would violate any contractual obligations of LICENSE OWNER (or DEVELOPER, if applicable) which:

                  (A) arose prior to DEVELOPER's execution of the Development Agreement (or, if there is no Development Agreement, then which arose prior to LICENSE OWNER's execution of this Agreement); and

                  (B) DEVELOPER disclosed to COMPANY in writing prior to or upon execution of the Development Agreement.

LICENSE OWNER hereby grants to COMPANY and agrees to procure from its Affiliates, Owners or employees a perpetual, non-exclusive, and worldwide right to use any such ideas, concepts, methods, techniques and products in all food service businesses operated by COMPANY or its Affiliates, licensees, franchisees and designees. COMPANY shall have no obligation to make any lump sum or on-going payments to LICENSE OWNER with respect to any such ideas, concepts, methods, techniques or products. LICENSE OWNER agrees that LICENSE OWNER will not use nor will it allow any other person or entity to use any such concept, method, technique or product without obtaining COMPANY's prior written approval.

10.      EXCLUSIVE RELATIONSHIP

         LICENSE OWNER acknowledges and agrees that COMPANY would be unable to protect the Confidential Information against unauthorized use or disclosure and would be unable to encourage a free exchange of ideas and information among franchise owners, license owners and developers of UNITS if license owners, franchise owners, developers and their Principal Owners (and members of their Immediate Families) were permitted to engage in, hold interests in or perform services for Competitive Businesses. LICENSE OWNER further acknowledges and agrees that the restrictions contained in this Section 10 will not hinder its activities or the activities of its Principal Owners (or member of their Immediate Families) under this Agreement or in general. COMPANY has entered into this Agreement with LICENSE OWNER on the express condition that, with respect to the operation of food service businesses that sell Products, LICENSE OWNER and its Principal Owners and members of their respective Immediate Families will deal exclusively with COMPANY. LICENSE OWNER therefore agrees that during the term of this Agreement, neither LICENSE OWNER nor any Principal Owner of LICENSE OWNER, nor any member of the Immediate Family of LICENSE OWNER or of any Principal Owner, shall directly or indirectly:

                  (a) have any interest as a record or beneficial owner in any Competitive Business (this restriction shall not be applicable to the ownership of shares of a class of securities listed on a stock exchange or traded on the over-the-counter market and quoted on a national inter-dealer quotation system that represent less than three percent (3%) of the number of shares of that class of securities issued and outstanding);

                  (b) perform services as a director, officer, manager, employee, consultant, representative, agent, or otherwise for any Competitive Business; or

                  (c) divert or attempt to divert any business or any customers of any UNIT to any Competitive Business.

LICENSE OWNER also agrees that, during the term of this Agreement, neither LICENSE OWNER nor any Principal Owner of LICENSE OWNER, nor any member of the Immediate Family of LICENSE OWNER or a Principal Owner shall directly or indirectly employ or seek to employ any person who is employed by COMPANY, its Affiliates or by any other developer, franchise owner, or license owner of UNITS, nor induce any such person to leave said employment without the prior written consent of such person's employer.

         Furthermore, if LICENSE OWNER is a corporation, limited liability company or partnership, it will not engage in any business or other activity, directly or indirectly, other than the development and operation of the Store and other UNITS developed and operated pursuant to other agreements with COMPANY.

         LICENSE OWNER acknowledges and agrees that the failure of any person or entity restricted pursuant to this Section 10 to comply with the restrictions of this Section 10 (regardless of whether that person or entity actually has executed this Agreement or a Confidentiality and

Non-Competition Agreement) shall constitute a breach of this Agreement.

         The restrictions of this Section 10 shall not be construed to prohibit LICENSE OWNER, any Principal Owner of LICENSE OWNER, or any member of the Immediate Family of LICENSE OWNER or its Principal Owners from having a direct or indirect ownership interest in any UNIT, development agreements, license agreements or franchise agreements for the development or operation of UNITS, or any entity owning, controlling or operating UNITS, or from providing services to any such UNITS pursuant to other agreements with COMPANY. Furthermore, the restrictions of this Section 10 shall not prohibit LICENSE OWNER, any Principal Owner, or any member of the Immediate Family of LICENSE OWNER or a Principal Owner (to the extent any such person is an individual) from performing services for or having an ownership interest in a Permitted Competitive Business, or from conducting customary promotion and advertising of a Permitted Competitive Business. Such person(s) and business(es), if any, are identified in Exhibit D attached to this Agreement.

11.      FEES

         11.A.    INITIAL LICENSE FEE

         LICENSE OWNER agrees to pay to COMPANY upon execution of this Agreement an initial license fee (the "Initial License Fee") in the amount of Thirty-Five Thousand Dollars ($35,000.00). The Initial License Fee (and any deposits applicable thereto under the Development Agreement) shall be fully earned by COMPANY upon the earlier of payment thereof or execution of this Agreement. The Initial License Fee is non-refundable in whole or in part and is paid to compensate COMPANY for various services provided to LICENSE OWNER, including but not limited to providing initial training, furnishing plans and specifications for the Store and inspecting the Store prior to opening. The Initial License Fee is not compensation for the use of the Marks or the Copyrighted Works.

         11.B.    ROYALTY FEE

         LICENSE OWNER agrees to pay to COMPANY a continuing royalty fee (the "ROYALTY FEE") in an amount equal to eight percent (8%) of the Store's Royalty Base Revenue (as defined in Paragraph C of this Section). The Royalty Fee shall be payable to COMPANY on or before the twentieth (20th) day of each Accounting Period based on the Store's Royalty Base Revenue for the immediately preceding Accounting Period. The Royalty Fee is paid, in part, to compensate COMPANY for various services provided to LICENSE OWNER after the Store opens, including, but not limited to, quality, service, and cleanliness inspections. COMPANY, upon written notice to LICENSE OWNER shall have the right to change the timing of LICENSE OWNER's payments of Royalty Fees and Marketing Contributions (as defined below) due under this Agreement, provided that COMPANY shall make such payments due no more frequently than twice each Accounting Period. LICENSE OWNER shall not subordinate to any other obligation its obligation to pay the Royalty Fee or any other fee or charge hereunder. Each payment of Royalty Fees shall be accompanied by a report, in a form approved by COMPANY, reflecting the calculation of the amount of the Royalty Fee remitted, the amount of Local Expenditures (defined below) for the period covered as well as such other information as COMPANY requires from time to time (a "Royalty Reporting Form").

        11.C.  DEFINITION OF "ROYALTY BASE REVENUE"

         As used in this Agreement, the term "ROYALTY BASE REVENUE" shall mean and include the gross revenue from all sales of Products and all other products and services sold or performed by or for LICENSE OWNER or the Store in, at, from, or away from the Store, or through or by means of the business conducted pursuant to this Agreement, whether for cash or credit, including any assumed gross revenue calculated for the purpose of an insurance claim for lost profits to the extent such claim is paid by the insurer, but excluding: (1) all sales or service taxes collected from customers and paid or payable to the appropriate taxing authority; (2) all customer refunds, valid discounts and coupons, and credits made by the Store (such exclusions shall not include any reductions for credit card user fees, returned checks or reserves for bad credit or doubtful accounts); (3) any portion of employee meals for which LICENSE OWNER does not charge the employee; and (4) any monies received by the Store from other UNITS as a result of and directly attributable to any approved Commissary operated out of the Store.

         11.D. INTEREST ON LATE PAYMENTS

         All fees and other amounts which LICENSE OWNER owes to COMPANY or its Affiliates, shall bear interest after due date for the number of days which such payment is overdue at a rate equal to the lesser of: (1) eighteen percent (18%) per annum; or (2) the highest legal rate permitted by applicable law. LICENSE OWNER acknowledges that this Paragraph shall not constitute COMPANY's agreement to accept such payments after same are due or a commitment by COMPANY to extend credit to, or otherwise finance LICENSE OWNER's operation of the Store. Further, LICENSE OWNER acknowledges that failure to pay all such amounts when due shall, notwithstanding the provisions of this Paragraph, constitute grounds for termination of this Agreement, as provided in this Agreement.

         11.E. APPLICATION OF PAYMENTS

         Notwithstanding any designation by LICENSE OWNER, COMPANY shall have sole discretion to apply any payments received from LICENSE OWNER or any indebtedness of COMPANY to LICENSE OWNER, to any past due indebtedness, of whatever nature, of LICENSE OWNER to COMPANY or its Affiliates.

         11.F. ELECTRONIC FUNDS TRANSFER

         COMPANY reserves the right to require LICENSE OWNER to remit fees and other amounts due to COMPANY hereunder via electronic funds transfer or other similar means utilizing the Computer System or otherwise. If COMPANY notifies LICENSE OWNER to use such payment method, LICENSE OWNER agrees to comply with procedures specified by COMPANY and/or perform such acts and deliver and execute such documents, including authorization (in the form attached hereto as Exhibit I or such other form as COMPANY shall accept) for direct debits from LICENSE OWNER's business bank operating account, as may be necessary to assist in or accomplish payment by such method. Under this procedure LICENSE OWNER shall authorize COMPANY to initiate debit entries and/or credit correction entries to a designated checking or savings account for payments of fees and other amounts payable to COMPANY and its Affiliates and any interest charges due thereon. LICENSE OWNER shall make the funds available to COMPANY for withdrawal by electronic transfer no later than the due date for payment therefor. If LICENSE OWNER has not timely reported the Store's Royalty Base Revenue to COMPANY for any reporting period, then COMPANY shall be authorized, at COMPANY's option, to debit LICENSE OWNER's account in an amount equal to (a) the fees transferred from LICENSE OWNER's account for the last reporting period for which a report of the Store's Royalty Base Revenue was provided to COMPANY as required hereunder or (b) the amount due based on information retrieved from the Computer System.

12.      STORE IMAGE AND OPERATION

         12.A.    CONDITION AND APPEARANCE OF THE STORE

         LICENSE OWNER agrees that:

                  (1) neither the Store nor the Site will be used for any purpose other than the operation of a UNIT in full compliance with this Agreement; and

                  (2) LICENSE OWNER will maintain the condition and appearance of the Store, its equipment, furnishings, fixtures, signs and vehicles in accordance with the specifications and standards of COMPANY and consistent with the image of a UNIT as a first-class, clean, sanitary, attractive and efficiently operated food service business; and

                  (3) LICENSE OWNER will perform such maintenance (including, without limitation, maintenance procedures and routines which COMPANY prescribes from time to time) with respect to the decor, equipment, fixtures, furnishings, vehicles, and signs of the Store and the Site, as may be required or directed by COMPANY from time to time to maintain such condition, appearance, and efficient operation, including, without limitation:

                       (a) continuous and thorough cleaning and sanitation of the interior and exterior of the Store; and

                       (b) thorough repainting and redecorating of the interior and exterior of the Store and/or the Site at reasonable intervals; and

                       (c) interior and exterior repair of the Store and/or the Site; and

                       (d) repair or replacement of damaged, worn out or
                  obsolete furnishings, equipment, vehicles, fixtures and signs; and

                  (4) LICENSE OWNER will not make any material alterations to the Site, or to the appearance of the Store as originally developed, without the prior approval of COMPANY; and

                  (5) subject to approval by COMPANY of plans, layouts and designs, LICENSE OWNER will remodel, expand, redecorate, re-equip and refurnish the Site and the Store at reasonable intervals determined by COMPANY to reflect changes in the appearance and operation of UNITS prescribed by COMPANY and required of new UNIT license owners and franchise owners provided that:

                       (a) COMPANY has initiated a program to begin such changes with respect to other UNITS operated within the Marketing Area, to the extent COMPANY has the contractual right to require any such UNITS to do so; and

                       (b) LICENSE OWNER shall have a reasonable time period remaining in the term of this Agreement (not less than five
                  (5) years) to amortize the costs of such improvements, or equipment (excluding the Computer System, Licensed Program and/or Specified Software), vehicles, fixtures and furnishings;

         it being understood and agreed by LICENSE OWNER that the provision of Delivery Service from the Store and/or Catering Service from a Catering Facility, if authorized or required by COMPANY, may require LICENSE OWNER to incur additional costs to obtain equipment, vehicles, fixtures, furnishings and furniture and improve the Store to provide such services in accordance with COMPANY's standards and specifications therefor; and

                  (6) LICENSE OWNER will place or display at the Store (interior and exterior) only such signs, emblems, lettering, logos, and display and advertising materials that are from time to time approved by COMPANY.

         In addition to any other remedies available to COMPANY, if LICENSE OWNER does not maintain the condition and appearance of the Store as herein required, COMPANY may, upon not less than ten (10) days' written notice (or, in cases of health or sanitation hazards or other public endangerment, as determined by COMPANY, in its sole discretion, immediately on oral or written notice) to LICENSE OWNER:

                  (i) arrange for the necessary cleaning or sanitation, repair, remodeling, upgrading, painting or decorating; or

                  (ii) replace, as necessary, fixtures, furnishings, equipment, vehicles, or signs.

LICENSE OWNER shall pay the entire cost thereof on or before the fifth (5th) day following the receipt of a bill for such work from COMPANY.

         12.B. STORE MENU AND SERVICES

         LICENSE OWNER agrees that the Store shall (1) offer for sale all Products and all promotional and related items (for example, T-shirts, cups, mugs, caps, hats and similar items) as may be directed by COMPANY from time to time (and no other products) and (2) provide only the following services (and no other services): (a) the carry-out service and on-premises dining that COMPANY authorizes and requires, (b) the Delivery Service that COMPANY, in its sole discretion, may authorize and/or require from time to time for the Store pursuant to a Delivery Rider and (c) the Catering Service that COMPANY in its sole discretion may authorize and/or require from time to time to provide from the Store (or a Catering Facility) pursuant to a Catering Rider, all in accordance with COMPANY's specifications, standards and procedures. LICENSE OWNER agrees that the Store shall not under any circumstances offer for sale or sell any products or services at or from the Store which have not been approved by COMPANY prior to such offer or sale. LICENSE OWNER also acknowledges and agrees that the preparation and packaging of Products for purposes of carry-out service, on-premises dining, Delivery Service and Catering Service is important to the image of the System, and that, therefore, LICENSE OWNER shall not sell any Products that have not been prepared and packaged in accordance with COMPANY's specifications, standards and procedures prescribed in the Store Manuals or otherwise in writing. LICENSE OWNER also acknowledges and agrees that if COMPANY requires the Store to offer new or substitute products or services not currently offered at UNITS, LICENSE OWNER agrees to offer such services and/or products in compliance with COMPANY's specifications, standards and procedures and to diligently pursue obtaining any permits and take such actions (including, without limitation, constructing improvements and acquiring fixtures, furnishings, equipment, supplies and materials) required to offer such products and/or services. LICENSE OWNER acknowledges and understands that such modifications to the services and/or products to be offered by the Store may require LICENSE OWNER to incur additional costs and expenses to operate the Store, including, without limitation, the purchase and/or lease of additional or substitute furnishings, furniture, fixtures, vehicles or equipment for Catering Service and/or Delivery Service, and LICENSE OWNER agrees to incur such expenses in connection therewith.

         LICENSE OWNER acknowledges that COMPANY may conduct quality, service, cleanliness, and other inspections of the Store from time to time without notice to LICENSE OWNER to determine compliance with this Agreement and the standards and specifications applied by COMPANY from time to time and that performance meeting COMPANY's standards in such inspections is required hereunder. COMPANY also may designate an independent evaluation service to conduct a "mystery shopper" quality control and evaluation program with respect to COMPANY-owned, licensed and/or franchised UNITS. LICENSE OWNER agrees that the Store will participate in such mystery shopper program, as prescribed and required by COMPANY, provided that COMPANY-owned, and franchised UNITS also will participate in such program to the extent COMPANY has the right to require such participation. LICENSE OWNER agrees to timely pay the then-current charges imposed by such evaluation service for the Store's participation in such program.

         12.C. APPROVED PRODUCTS, DISTRIBUTORS AND SUPPLIERS

         The reputation and goodwill of all UNITS are based upon, and can only be maintained by, the sale of distinctive, high-quality Products, and the presentation, packaging and service of Products in an efficient and appealing manner. COMPANY has developed and shall continue to develop certain proprietary food products which will be prepared by or for COMPANY according to COMPANY's proprietary recipes and formulas. COMPANY also has developed and may continue to develop standards and specifications for bagels and other food products, ingredients, spreads, seasonings, spices, mixes, teas, coffees and other beverages, materials and supplies incorporated in or used in the preparation, freezing, baking, cooking, serving, packaging, catering and delivery of prepared food products authorized for sale at or from UNITS.

         COMPANY has approved and shall review and continue to approve suppliers and distributors of the foregoing products, supplies and materials that meet its standards and requirements including, without limitation, standards and requirements relating to quality, quantity and portions, prices, volume capability, frequency of delivery, distribution methods and locations, standards of service, including prompt attention to complaints, consistency, reliability, financial capability, labor and customer relations and other criteria. LICENSE OWNER agrees that the Store shall:

                  (1) purchase those Products which are COMPANY's private label food products, materials, supplies and proprietary food products developed by or for COMPANY or its Affiliates whether or not pursuant to a special recipe or formula or bearing the Marks (collectively "PROPRIETARY ITEMS") only from COMPANY or designees required and licensed by COMPANY to manufacture, prepare, distribute and/or sell such products;

                  (2) purchase only from distributors and suppliers approved or required by COMPANY all other goods and items authorized to be sold in the Store, and other materials and supplies used in the preparation, freezing, baking, cooking, serving, packaging, delivery and catering of Products and equipment, menus, forms, paper and plastic products, packaging or other materials (collectively "SUPPLIES AND MATERIALS"); and

                  (3) purchase only from distributors and suppliers approved or required by COMPANY all Products other than Proprietary Items ("NON-PROPRIETARY PRODUCTS").

COMPANY may, in its sole discretion, designate which Products constitute Proprietary Items, and which of such Proprietary Items: (a) are required to be purchased from COMPANY or its designated suppliers; or (b) may be produced and/or prepared at the Store. COMPANY may from time to time modify the list of approved or required suppliers and distributors, and may designate itself or an Affiliate as a required manufacturer, supplier and/or distributor of certain equipment, products, materials, supplies or other items. LICENSE OWNER shall not, after receipt in writing of such modification, reorder any product from any supplier or distributor that is no longer approved. COMPANY may approve or require a single distributor or supplier for any products, materials or supplies and may approve or require a distributor or supplier only as to certain products, materials and supplies, and such approval may be temporary pending a further evaluation of such distributor or supplier by COMPANY. COMPANY may concentrate purchases with one or more distributors or suppliers to obtain lower prices and/or advertising support and/or services for the benefit of the System and/or UNITS. COMPANY may establish COMPANY or Affiliate-owned and operated food commissaries and distribution facilities which COMPANY may designate as an approved or required distributor or supplier.

         LICENSE OWNER shall notify COMPANY and submit to COMPANY such information, specifications and samples as COMPANY requests if the LICENSE OWNER proposes to purchase any Products or Supplies and Materials from a distributor or supplier whom COMPANY has disapproved or not previously approved. COMPANY shall use its reasonable best efforts to notify LICENSE OWNER within one hundred twenty (120) days after receipt of all requested information and materials whether LICENSE OWNER is authorized to purchase such products from such distributor or supplier. If LICENSE OWNER fails to receive a notice of approval or disapproval within such one hundred twenty (120) day period, LICENSE OWNER may not purchase such products from such distributor or supplier. COMPANY may require LICENSE OWNER to reimburse COMPANY for its reasonable costs incurred in connection with the evaluation, inspection and supervision of such distributor or supplier.

         LICENSE OWNER shall at all times maintain an adequate inventory of approved food and paper products, beverages, ingredients and other products sufficient in quality and variety to realize the full potential of the Store.

         LICENSE OWNER acknowledges and agrees that COMPANY may, in its sole discretion, collect and retain all allowances, benefits, credits, monies, payments or rebates (collectively "PROMOTIONAL ALLOWANCES") offered to LICENSE OWNER or COMPANY or its Affiliates by manufacturers, suppliers and distributors for promotional or advertising purposes based upon LICENSE OWNER's purchases of Proprietary Items, Supplies and Materials and Non-Proprietary Products. LICENSE OWNER assigns to COMPANY or its designee all of LICENSE OWNER's right, title and interest in and to any and all such Promotional Allowances for authorizes COMPANY or its designee to collect any such Promotional Allowances for remission to: (a) the Marketing Fund (defined below) to the extent based on LICENSE OWNER's purchase of Non-Proprietary Products and Supplies and Materials, except as provided in clause (b) following; and (b) the general operating funds of COMPANY to the extent based on LICENSE OWNER's purchases of Proprietary Items, regardless of where purchased, as well as Non-Proprietary Products and Supplies and Materials purchased from COMPANY or its Affiliates. LICENSE OWNER acknowledges and agrees that under no circumstances will COMPANY or its Affiliates be required to contribute to the Marketing Fund any revenue made or collected by COMPANY or its Affiliates from sales to or purchases by LICENSE OWNER of any goods or services.

         12.D. SPECIFICATIONS, STANDARDS AND PROCEDURES

         LICENSE OWNER acknowledges that the operation of the Store in strict compliance with COMPANY's high standards is important to COMPANY and other UNITS and LICENSE OWNER agrees to maintain such high standards in the operation of the Store. The Store and all Products used and offered for sale at the Store shall at all times be maintained in a safe and sanitary condition. LICENSE OWNER agrees to comply strictly with all of COMPANY's mandatory specifications, standards and operating procedures relating to the appearance, function, cleanliness, days and hours of operation (days and hours of operation may vary somewhat among UNITS based on COMPANY's reasonable judgment of the requirements of the Store's trade area and whether COMPANY has approved any special services to be offered at or from a site), and operation of a UNIT, including, but not limited to:

                  (1) type, brand, quality, taste, weight, dimensions, ingredients, uniformity, manner of preparation, preservation and sale of all Products and Supplies and Materials; and

                  (2)  sales and marketing procedures and customer service; and

                  (3)  advertising and promotional programs; and

                  (4)  layout, decor and color scheme of the Store; and

                  (5) recruitment, selection, training, appearance and dress of employees, including, without limitation, use of COMPANY's employee selection and training materials; and

                  (6) safety, maintenance, appearance, cleanliness, sanitation, standards of service and operation of the Store; and

                  (7) submission of requests for approval of brands of food and packaging products, supplies and suppliers; and

                  (8) use and illumination of signs, posters, displays, standard formats and similar items; and

                  (9) identification of LICENSE OWNER as the owner of the Store; and

                  (10) types of and use of fixtures, furnishings, equipment, computer hardware and software, vehicles, and signs; and

                  (11) carry-out, on-premises dining and (if authorized by COMPANY and agreed to by LICENSE OWNER) Delivery Service, Catering Service and Special Distribution Arrangements; and

                  (12) required and approved menu items; and

                  (13) general staffing levels for the Store and number, type and qualifications of Store personnel; and

                  (14) participation in market research and test programs required or approved by COMPANY concerning various aspects of the System, including, without limitation, procedures, systems, techniques, furnishings, fixtures, equipment, ingredients, signs, labels, trade dress, logos, packaging, supplies, marketing materials and strategies, merchandising and new menu items and services. LICENSE OWNER agrees, if requested by COMPANY, to participate in COMPANY's customer surveys and market research programs.

LICENSE OWNER acknowledges and agrees that all mandatory specifications, standards and operating and inspection procedures prescribed from time to time by COMPANY in the Store Manuals or otherwise communicated to LICENSE OWNER in writing, shall constitute binding obligations on the part of LICENSE OWNER as if fully set forth herein, and any failure by LICENSE OWNER to adhere to such mandatory specifications, standards and operating and inspection procedures or to pass COMPANY's periodic quality control inspections shall constitute grounds for termination of this Agreement by COMPANY, as provided for herein. All references herein to this Agreement shall include all such mandatory specifications, standards, and operating procedures.

         12.E. COMPLIANCE WITH LAWS AND GOOD BUSINESS PRACTICES

         LICENSE OWNER shall secure and maintain in force in its name all required licenses, permits, and certificates relating to the conduct of its business pursuant to this Agreement. LICENSE OWNER shall comply with all applicable laws, ordinances and regulations, including, without limitation, laws and governmental regulations relating to the preparation, purchase and handling of food products, Delivery Service, Catering Service and Special Distribution Arrangements (if applicable), occupational hazards, health, safety and sanitation, worker's compensation insurance, unemployment insurance, and withholding and payment of all taxes. All advertising by LICENSE OWNER shall be approved by COMPANY and be completely factual, in good taste in the judgment of COMPANY, and shall conform to high standards of ethical advertising. LICENSE OWNER shall in all dealings with its customers, suppliers, COMPANY, and public officials adhere to high standards of honesty, integrity, fair dealing and ethical conduct. LICENSE OWNER agrees to refrain from any business or advertising practice which may be injurious to the business of COMPANY and the goodwill associated with the Marks and other UNITS. LICENSE OWNER shall notify COMPANY in writing:

                  (1) within three (3) days after the commencement of any action, suit, proceeding or issuance of any order, writ, injunction, award, or decree of any court, agency, or other governmental instrumentality, which may adversely affect the operation or financial condition of LICENSE OWNER or the Store; or

                  (2) immediately upon the receipt of any notice of violation of any law, ordinance or regulation relating to health, sanitation or the operation of the Store.

         12.F. MANAGEMENT AND PERSONNEL OF THE STORE

         LICENSE OWNER (or the persons identified as supervising Owners in Exhibit E hereto) shall supervise and oversee the operation of the Store. LICENSE OWNER shall employ and maintain at all times during the term of this Agreement at least one (1) Store Manager and one (1) Additional Manager at the Store. The Store Manager shall be the full-time manager of the Store and the Additional Manager shall perform on a full-time basis such other operations for LICENSE OWNER as COMPANY may reasonably specify from time to time and both must successfully complete to COMPANY's satisfaction a COMPANY certified initial management training program for the operation of the Store. LICENSE OWNER also shall employ the number of assistant managers and other personnel required for adequate staffing of the Store, and shall at all times keep COMPANY advised of the identities of the Store Manager, Additional Manager and assistant managers. COMPANY shall have the right to deal with the Store Manager, Additional Manager and assistant managers on matters pertaining to day-to-day operations of, and reporting requirements for, the Store. The Store at all times shall be under the direct, on-site supervision of the Store Manager, Additional Manager or an assistant manager who has completed a training program conducted by COMPANY or DEVELOPER (if applicable) and who has been certified under the terms of the Development Agreement. LICENSE OWNER shall provide the Store Manager with a compensation program reasonably acceptable to COMPANY designed to provide an incentive to the Store Manager to use diligent efforts to cause the Store to be operated in a profitable manner.

         LICENSE OWNER shall hire all employees of the Store and shall be exclusively responsible for the terms of their employment and compensation and for the proper training of such employees in the operation of the Store.

         12.G. INSURANCE

         During the term of this Agreement, LICENSE OWNER shall maintain in force, under policies of insurance issued by insurers rated "A-" or better by Alfred M. Best & Company, Inc. and approved by COMPANY:

                  (1) such insurance as is necessary to comply with all legal requirements concerning insurance coverage (including, without limitation, workers' compensation requirements), and insurance coverage for persons attending COMPANY training programs on behalf of LICENSE OWNER;

                  (2) commercial general liability insurance (including, but not limited to, coverage for motor vehicles used in the development and operation of the Store, whether or not owned by LICENSE OWNER), against claims for bodily and personal injury, death and property damage caused by or occurring in conjunction with the operation of the Store or otherwise in conjunction with the conduct of business by LICENSE OWNER pursuant to this Agreement, under one or more policies of insurance containing minimum liability coverage prescribed by COMPANY from time to time; and

                  (3) all risk property and casualty insurance for the replacement value of the Store and its contents (including leasehold improvements, furnishings, fixtures, equipment, the Computer System, signs, inventory, supplies, and materials).

         COMPANY may periodically increase the amounts of coverage required under such insurance policies and require different or additional kinds of insurance at any time, including excess liability insurance, to reflect inflation, identification of new risks, changes in law or standards of liability, higher damage awards, or other relevant changes in circumstances. Each insurance policy shall name COMPANY as an additional named insured, shall contain a waiver of all subrogation rights against COMPANY, its Affiliates, and their successors and assigns, and shall provide for thirty (30) days' prior written notice to COMPANY of any material modification, cancellation, or expiration of such policy. The maintenance of insurance coverage that meets the minimum requirements described in this Section and such additional coverages which LICENSE OWNER determines are appropriate for its particular circumstances shall be the responsibility of LICENSE OWNER.

         Upon execution of this Agreement, LICENSE OWNER shall provide COMPANY with evidence of the insurance required under this Agreement. Thereafter, prior to the expiration of the term of each insurance policy, LICENSE OWNER shall furnish COMPANY with a copy of each renewal or replacement insurance policy to be maintained by LICENSE OWNER for the immediately following term and evidence of the payment of the premium therefor. If LICENSE OWNER fails or refuses to maintain required insurance coverage, or to furnish satisfactory evidence thereof and the payment of the premiums therefor, COMPANY, at its option and in addition to its other rights and remedies under this Agreement, may obtain such insurance coverage on behalf of LICENSE OWNER and LICENSE OWNER shall fully cooperate with COMPANY in its effort to obtain such insurance policies, promptly execute all forms or instruments required to obtain or maintain any such insurance, allow any inspections of the Store or vehicles which are required to obtain or maintain such insurance, and pay to COMPANY, on demand, any costs and premiums incurred by COMPANY.

         LICENSE OWNER's obligations to maintain insurance coverage as herein described shall not be affected in any manner by reason of any separate insurance maintained by COMPANY, nor shall the maintenance of such insurance relieve LICENSE OWNER of any indemnification obligations under this Agreement.

         12.H. CREDIT CARDS AND OTHER METHODS OF PAYMENT

         LICENSE OWNER shall at all times have arrangements in existence with a full range of credit and debit card issuers or sponsors, check verification services and electronic fund transfer systems as COMPANY designates in its sole discretion from time to time in order that the Store may accept customers' credit and debit cards, checks and other methods of payment. LICENSE OWNER shall use only such methods of payment which COMPANY authorizes or approves.

13.      ADVERTISING

         13.A. MARKETING FUND

         Recognizing the value of advertising and marketing to the goodwill and public image of UNITS, COMPANY has instituted and LICENSE OWNER agrees that COMPANY or its designee shall maintain and administer a marketing fund (the "MARKETING FUND") for such advertising, media placement, marketing and public relations programs, research and related activities as COMPANY, in its sole discretion, may deem necessary or appropriate to generally promote UNITS and/or the System. LICENSE OWNER shall contribute to the Marketing Fund two percent (2%) of the Store's Royalty Base Revenue (without credit for any Promotional Allowances collected by COMPANY and contributed pursuant to Section 12.C.), payable to COMPANY by separate check or transfer at the same time and in the same manner as the Royalty Fees due hereunder. UNITS which are owned by COMPANY or its Affiliates, to the extent COMPANY has the right to require such Affiliates to do so, shall contribute to the Marketing Fund on the same basis as LICENSE OWNER. COMPANY shall have the right to require LICENSE OWNER from time to time to increase LICENSE OWNER'S Marketing Fund contributions up to one fourth of one percent (0.25%) per year.

         COMPANY shall direct all advertising, media placement, marketing and public relations programs and activities financed by the Marketing Fund, with sole discretion over the strategic direction, creative concepts, materials and endorsements used therein, and the geographic, market, and media placement and allocation thereof. LICENSE OWNER agrees that the Marketing Fund may be used to pay various costs and expenses, including, by way of example and without limitation: preparing and producing video, audio and written advertising materials; interest on borrowed funds; sponsorship of sporting, charitable or similar events; reasonable salaries and expenses of employees of COMPANY or its Affiliates working for or on behalf of the Marketing Fund or on advertising, marketing, public relations materials, programs, or activities or promotions for the benefit of the Marketing Fund and administrative costs and overhead of COMPANY or its Affiliates incurred in activities reasonably related to the administration of the Marketing Fund; administering advertising programs, including, without limitation, purchasing direct mail and other media advertising and employing advertising agencies to assist therewith; and supporting public relations, market and consumer research and other advertising, promotional and marketing activities, including testing and test marketing programs, fulfillment charges, and development, implementation and testing of Trade Dress and design prototypes. LICENSE OWNER agrees to participate in all advertising, marketing, promotions, research and public relations programs instituted by the Marketing Fund. The Marketing Fund shall furnish LICENSE OWNER with reasonable quantities of marketing, advertising and promotional formats and sample materials at cost.

         The Marketing Fund shall be accounted for separately, but shall not be required to be segregated, from the other funds of COMPANY and shall not be used to defray any of COMPANY's general operating expenses, except for such reasonable salaries, administrative costs and overhead as COMPANY may incur in activities reasonably related to the administration and activities of the Marketing Fund and creation or conduct of its marketing programs including, without limitation, conducting market research, preparing advertising and marketing materials and collecting and accounting for contributions to the Marketing Fund. COMPANY may spend in a fiscal year an amount greater or less than the aggregate contributions of all UNITS to the Marketing Fund in that year. The Marketing Fund may borrow from COMPANY or other lenders at standard commercial interest rates to cover deficits of the Marketing Fund or cause the Marketing Fund to invest any surplus for future use by the Marketing Fund. All interest earned on monies contributed to the Marketing Fund will be used to pay costs of the Marketing Fund before other assets of the Marketing Fund are expended. A summary statement of monies collected and costs incurred by the Marketing Fund for COMPANY's immediately preceding fiscal year shall be made available to LICENSE OWNER upon LICENSE OWNER's written request. COMPANY will have the right to cause the Marketing Fund to be incorporated or operated through an entity separate from COMPANY at such time as COMPANY deems appropriate, and such successor entity shall have all rights and duties of COMPANY pursuant to this Paragraph A.

         Notwithstanding anything in this Agreement to the contrary, under no circumstances will COMPANY or its Affiliates be required to contribute to the Marketing Fund any revenue or profits (or an portion thereof) made or collected by COMPANY or its Affiliates from sales to or purchases by LICENSE OWNER of any goods or services.

         LICENSE OWNER understands and acknowledges that the Marketing Fund is intended to maximize recognition of the Marks and the System generally. Although COMPANY will endeavor to utilize the Marketing Fund to develop advertising and marketing materials and programs, and to place advertising in order to benefit all UNITS, COMPANY undertakes no obligation to ensure that expenditures by the Marketing Fund in or affecting any geographic area are proportionate or equivalent to the contributions to the Marketing Fund by UNITS operating in that geographic area or that any UNIT will benefit directly or in proportion to its contribution to the Marketing Fund from the development of advertising and marketing materials or the placement of advertising. COMPANY may use the Marketing Fund to promote any type of UNIT in the System. LICENSE OWNER acknowledges that its failure to derive any such benefit will not serve as a basis for a reduction or elimination of its obligation to contribute to the Marketing Fund. LICENSE OWNER further acknowledges and agrees that the failure (whether with or without COMPANY's permission) of any other license owner to make the appropriate amount of contributions to the Marketing Fund shall not in any way release LICENSE OWNER from or reduce LICENSE OWNER's obligations under this Paragraph A., such obligations being separate and independent obligations of LICENSE OWNER under this Agreement. Except as expressly provided in this Paragraph A., COMPANY assumes no direct or indirect liability or obligation to LICENSE OWNER with respect to the maintenance, direction, or administration of the Marketing Fund.

         LICENSE OWNER understands and acknowledges that the monies it contributes to the Marketing Fund shall be combined with contributions of other license owners and franchise owners in the System, including those franchise owners and license owners in the System that may operate their UNITs under different brand names or Marks, or with trade dress and operations that differ from LICENSE OWNER'S. Contributions to the Marketing Fund made by LICENSE OWNER may be used to promote UNITS and brands that differ from the type of UNIT LICENSE OWNER operates and the brands LICENSE OWNER uses, and contributions to the Marketing Fund made by license owners in the System that use brands and operate UNITS that differ from LICENSE OWNER'S brands and UNIT may be used to promote the type of UNIT LICENSE OWNER operates. COMPANY undertakes no obligation to insure that Marketing Fund monies will be spent to promote various types of UNITS using various brands in proportion to the Marketing Fund contributions made by franchise owners and license owners in the System of such types of UNITS or using those brands.

         COMPANY reserves the right, in its sole discretion, to suspend contributions to and operations of the Marketing Fund for such periods that it determines to be appropriate and to terminate the Marketing Fund upon written notice to LICENSE OWNER. All unspent monies on the date of termination shall be distributed to COMPANY and franchise owners and license owners in proportion to their respective contributions to the Marketing Fund during the preceding twelve (12) month period. COMPANY has the right to reinstate the Marketing Fund upon the same terms and conditions set forth herein upon thirty (30) days' prior written notice to LICENSE OWNER.

         13.B. LOCAL ADVERTISING FUND

         LICENSE OWNER agrees that, unless otherwise notified by COMPANY, in its sole discretion, LICENSE OWNER shall participate in a local advertising fund (a "Local Ad Fund") comprised of the UNIT(s) (including those owned by COMPANY or its Affiliates, or other franchise owners or license owners, to the extent COMPANY has the right to require any such Affiliate, license owner or franchise owner to do so) located in the same Marketing Area (subject to the rights of other license owners and franchise owners under their license agreements or franchise agreements with COMPANY). COMPANY shall establish, maintain and administer the Local Ad Fund for such advertising, media placement, marketing and public relations programs and related activities as COMPANY, in its sole discretion, may deem necessary or appropriate to promote UNITS in the Marketing Area. LICENSE OWNER shall contribute to such Local Ad Fund up to four percent (4%) of the Store's Royalty Base Revenue as determined by COMPANY from time to time for each Accounting Period in which it participates in the Local Ad Fund.

         COMPANY shall have the right to require LICENSE OWNER from time to time to increase LICENSE OWNER's Local Ad Fund contributions above four percent (4%) up to one fourth of one percent (0.25%) each year. Amounts paid to such Local Ad Fund by LICENSE OWNER shall be payable to COMPANY by separate check or transfer at the same time and in the same manner as the Royalty Fees and Marketing Fund Contributions due under this Agreement. UNITS located in the same Marketing Area which are owned by COMPANY or its Affiliates, to the extent COMPANY has the right to require such Affiliates to do so, shall contribute to such Local Ad Fund on the same basis as license owners and franchise owners who are members of such Local Ad Fund. Notwithstanding the foregoing, LICENSE OWNER acknowledges and agrees that it may be required from time to time to contribute to the Local Ad Fund an amount greater than that provided for herein to enable the commencement and combination of "Required Television Advertising" (as defined in the Development Agreement) as required pursuant to the Development Agreement.

         COMPANY or its designee shall direct all advertising, media placement, marketing and public relations programs and activities of the Local Ad Fund, with sole discretion over the strategic direction, creative concepts, materials and endorsements used therein, and the geographic, market, and media placement and allocation thereof within the Marketing Area. LICENSE OWNER may consult with and advise COMPANY concerning activities of the Local Ad Fund. LICENSE OWNER agrees that the Local Ad Fund may be used to pay the costs of: preparing, adapting and producing video, audio and written advertising materials; interest on borrowed funds; sponsorship of sporting, charitable or similar events; reasonable salaries and expenses of employees of COMPANY or its Affiliates working for or on behalf of the Local Ad Fund or on advertising, marketing, public relations materials, programs, or activities or promotions for the benefit of the Local Ad Fund and administrative costs and overhead of COMPANY or its Affiliates incurred in activities reasonably related to the administration or activities of the Local Ad Fund; administering advertising programs, including, without limitation, purchasing direct mail and other media advertising and employing advertising agencies to assist therewith; and supporting public relations, market research and other advertising, promotional and marketing activities, including testing and test marketing, fulfillment charges and development, implementation, and testing of Trade Dress and design prototypes. LICENSE OWNER agrees to participate in all advertising, promotional events and public relations programs instituted by the Local Ad Fund.

         The Local Ad Fund shall be accounted for separately, but shall not be required to be segregated, from the other funds of COMPANY and shall not be used to defray any of COMPANY's general operating expenses, except for such reasonable salaries, administrative costs and overhead as COMPANY may incur in activities reasonably related to the administration or activities of the Local Ad Fund and creation or conduct of its marketing programs (including, without limitation, conducting marketing research, preparing advertising and marketing materials and collecting and accounting for contributions to the Local Ad
Fund). COMPANY may spend in any fiscal year an amount greater or less than the aggregate contributions of all UNITS to the Local Ad Fund in that year. The Local Ad Fund may borrow from COMPANY or other lenders at standard commercial interest rates to cover deficits of the Local Ad Fund or cause the Local Ad Fund to invest any surplus for its future use. All interest earned on monies contributed to the Local Ad Fund will be used to pay costs of the Local Ad Fund before other assets are expended. A summary statement of monies collected and costs incurred by the Local Ad Fund for COMPANY's immediately preceding fiscal year shall be made available to LICENSE OWNER upon LICENSE OWNER's written request. COMPANY will have the right to cause the Local Ad Fund to be incorporated or operated through an entity separate from COMPANY at such time as COMPANY deems appropriate, and such successor entity shall have all rights and duties of COMPANY pursuant to this Paragraph B.

         LICENSE OWNER understands and acknowledges that the Local Ad Fund is intended to maximize recognition of the Marks and patronage of UNITS in the Marketing Area. Although COMPANY will endeavor to utilize the Local Ad Fund to develop advertising and marketing materials and programs, and to place advertising in order to benefit all UNITS in the Marketing Area, COMPANY undertakes no obligation to ensure that any UNIT in the Marketing Area will benefit directly or in proportion to its contribution to the Local Ad Fund from the development of advertising and marketing materials or the placement of advertising by the Local Ad Fund. The COMPANY may use the Local Ad Fund to promote any type of UNIT in the System. LICENSE OWNER acknowledges that its failure to derive any such benefit will not serve as a basis for a reduction or elimination of its obligation to contribute to the Local Ad Fund. LICENSE OWNER further acknowledges and agrees that the failure (whether with or without COMPANY's permission) of any other license owner or franchise owner to make the appropriate amount of contributions to the Local Ad Fund shall not in any way release LICENSE OWNER from or reduce LICENSE OWNER's obligations under this Paragraph B., such obligations being separate and independent obligations of LICENSE OWNER under this Agreement. Except as expressly provided in this Paragraph B., COMPANY assumes no direct or indirect liability or obligation to LICENSE OWNER with respect to the maintenance, direction, or administration of the Local Ad Fund.

         COMPANY reserves the right, in its sole discretion, to suspend contributions to and operations of the Local Ad Fund for such periods that it determines to be appropriate and to terminate the Local Ad Fund upon written notice to LICENSE OWNER. All unspent monies on the date of termination shall be distributed to COMPANY and license owners and franchise owners in proportion to their respective contributions to the Local Ad Fund during the preceding twelve
(12) month period. COMPANY has the right to reinstate the Local Ad Fund upon the same terms and conditions set forth herein upon thirty (30) days' prior written notice to LICENSE OWNER. In the event that COMPANY terminates or suspends operation of the Local Ad Fund, LICENSE OWNER shall spend as Local Expenditures (defined below) at least such percentage of the Royalty Base Revenue of the Store as shall be equal to the percentage which could have been required to be paid to the Local Ad Fund under this Paragraph B.

         13.C. ADVERTISING BY LICENSE OWNER

         During each Accounting Period during the term of this Agreement in which the Store does not participate in a Local Ad Fund during such Accounting Period, LICENSE OWNER shall conduct local advertising and promotion for the Store. Expenditures for such required advertising and promotion are referred to herein as "LOCAL EXPENDITURES". LICENSE OWNER shall make Local Expenditures during each Accounting Period during which the Store does not participate in the Local Ad Fund of at least such percentage of the Store's Royalty Base Revenue as shall be equal to the percentage which could have been required to be paid to the Local Ad Fund under Paragraph B of this Section for such Accounting Period. The following shall not count as Local Expenditures: (1) moneys spent on classified telephone directory listings and advertisements, advertising and promotional expenses required under the lease for the Store and discounts and the redemption of coupons; and (2) the cost of goods or services supplied without charge. Amounts spent for local advertising and promotion of the Store shall not be credited toward LICENSE OWNER's Local Expenditures under this Agreement to the extent that LICENSE OWNER is reimbursed for such expenditures by, or such expenditures are made by, a supplier of the Store.

         Prior to their use by LICENSE OWNER, samples of all advertising and promotional materials not prepared or previously approved by COMPANY shall be submitted to COMPANY for approval, in the form and manner prescribed by COMPANY from time to time. If approval is not granted by COMPANY within fifteen (15) days from the date of receipt by COMPANY of such materials, COMPANY shall be deemed to have disapproved the submitted materials. LICENSE OWNER shall not use any advertising or promotional materials that COMPANY has not approved, has disapproved or that do not include the copyright registration notices and trademark registration notices designated by COMPANY. COMPANY, in its sole discretion, may disapprove on a prospective basis materials that it had previously approved.

         In order to promote efficiency and coordination of advertising of UNITS, LICENSE OWNER shall only utilize advertising agencies designated by COMPANY for the placement of local advertising with the various media.

14.      ACCOUNTING, REPORTS AND FINANCIAL STATEMENTS

         LICENSE OWNER shall install and use at the Store the Computer System in such form as is specified by COMPANY from time to time and transmit to or permit the electronic collection of information by COMPANY through use of the Computer System. LICENSE OWNER, at its own expense, shall establish and maintain at the Store, (i) a telephone modem and dedicated line or other data transmission medium specified by COMPANY from time to time that COMPANY may use to access the Computer System, (ii) full, complete and accurate records and reports, and (iii) if required by COMPANY, computer diskettes and databases in the form specified by COMPANY pertaining to the operation of the Store, including, but not limited to, site reports on the Store prepared by LICENSE OWNER and submitted to COMPANY, the Site Agreement, supervisory reports relating to Store operations, a bookkeeping, accounting, recordkeeping and records retention system conforming to the requirements prescribed by COMPANY from time to time (including, without limitation, requirements for a general ledger system which utilizes the standard chart of accounts prescribed by COMPANY from time to time and for timely entry of information into data bases of the Computer System and periodic printouts of reports generated from the Computer System) and information relating to employee turnover. Each transaction of the Store shall be processed on the Computer System in the manner prescribed by COMPANY from time to time. COMPANY shall have, at all times, the right to access and retrieve information from and data processed on the Computer System with respect to the Store, and LICENSE OWNER shall take such action as may be necessary to provide such access to COMPANY.

         With respect to the operation and financial condition of the Store, LICENSE OWNER shall adopt, until otherwise specified by COMPANY, a fiscal year consisting of thirteen (13) four-week accounting periods which coincides with COMPANY's then current fiscal year, as specified by COMPANY and furnish to COMPANY or its designee in the form and format prescribed by COMPANY from time to time, including, without limitation, via computer diskette and/or restated in accordance with COMPANY's financial reporting periods consistent with COMPANY's then-current financial reporting periods and accounting practices and procedures:

                  (1)  royalty reporting forms;

                  (2) weekly reports of the Store's sales and Royalty Base Revenue each Monday (for the preceding Monday through Sunday period) and, if requested by COMPANY, daily reports of Store's sales and Royalty Base Revenue and, by facsimile or telephone no later than 10:00 a.m. Rocky Mountain time on the following day; and

                  (3) upon request by COMPANY, such other data, reports, information, and supporting records for such periods as COMPANY from time to time requires (including, without limitation, daily and weekly reports of Product and/or service sales by category by means of telephonic, facsimile or other transmission system);

                  (4) within thirty (30) days after the end of each quarter of LICENSE OWNER's fiscal year, LICENSE OWNER shall submit reports of those income and expense items of the Store which COMPANY specifies from time to time for use in any revenue, earnings, and/or cost summary it chooses to furnish to prospective license owners, provided that COMPANY will not identify to prospective license owners any specific financial results of the Store; and

                  (5) within sixty (60) days after the end of LICENSE OWNER's fiscal year, a fiscal year-end balance sheet, an income statement of the Store for such fiscal year reflecting all year-end adjustments, and a statement of changes in cash flow of LICENSE OWNER, prepared in accordance with generally accepted accounting principles consistently applied and in the format prescribed by COMPANY from time to time.

Each report and financial statement submitted by LICENSE OWNER to COMPANY or its designee shall be signed by LICENSE OWNER and verified as correct in the manner prescribed by COMPANY.

         LICENSE OWNER agrees to maintain and to furnish to COMPANY and/or its designee upon request complete copies of all income, sales, value added, use and service tax returns, and employee withholding, worker's compensation, and similar reports filed by LICENSE OWNER reflecting activities of the Store.

         LICENSE OWNER shall immediately report to COMPANY and/or its designee any events or developments which may have a materially adverse impact on the operation of the Store, the performance of License owner under this Agreement, or the goodwill associated with the Marks and UNITS.

15.     INSPECTIONS AND AUDITS

        15.A.  COMPANY'S RIGHT TO INSPECT THE STORE

         To determine whether LICENSE OWNER and the Store are complying with this Agreement and with specifications, standards and operating procedures prescribed by COMPANY for the operation of UNITS, COMPANY or its agents shall have the right, at any reasonable time to: (1) inspect the Site, the Store, the Computer System and other equipment, furnishings, fixtures, signs, vehicles, operating materials and supplies of the Store; (2) observe, photograph and video tape the operations of the Store for such consecutive or intermittent periods as COMPANY deems necessary; (3) remove samples of any Products and Supplies and Materials for testing and analysis; (4) interview personnel of the Store; (5) interview customers of the Store; and (6) inspect and copy any books, records, reports, computer data bases and documents relating to the operation of the Store. LICENSE OWNER agrees to cooperate fully with COMPANY in connection with any such inspections, observations, photographing and video taping, product removal and interviews. LICENSE OWNER shall present to its customers such evaluation forms as are periodically prescribed by COMPANY and shall participate and/or request its customers to participate in any surveys performed by or on behalf of COMPANY. LICENSE OWNER agrees that COMPANY may inspect and monitor electronically information concerning LICENSE OWNER's sales and the Store's Royalty Base Revenue, and such other information as may be contained or stored in the Computer System. COMPANY shall have telephone access to LICENSE OWNER's Computer System as provided herein at such times and in such manner as COMPANY shall from time to time specify.

         15.B. COMPANY'S RIGHT TO AUDIT

         COMPANY shall have the right at any time during business hours, and with reasonable notice to LICENSE OWNER, to inspect and audit, or cause to be inspected and audited, the business records, bookkeeping and accounting records, computer data bases, value added, sales, use, service, payroll, employee withholding, worker's compensation, and income tax records and returns, and other records of the Store and LICENSE OWNER and the books and records of LICENSE OWNER if a corporation or partnership. LICENSE OWNER shall fully cooperate with representatives of COMPANY and independent accountants hired by COMPANY to conduct any such inspection or audit. COMPANY's right to audit shall also include COMPANY's right to access the Computer System by telephone as provided in this Agreement. In the event any such inspection or audit shall disclose an understatement of the Store's Royalty Base Revenue or an underpayment of any fees due under this Agreement, COMPANY shall be authorized to initiate immediately a debit to LICENSE OWNER's account for in the amount due plus interest via electronic funds transfer, as described in
Section 11.F. Alternatively, at COMPANY's option, LICENSE OWNER shall pay to COMPANY, within fifteen (15) days after receipt of the inspection or audit report, the fees due on the amount of such understatement, plus interest (at the rate and on the terms provided for herein) from the date originally due until the date of payment. Further, in the event such inspection or audit is made necessary by the failure of LICENSE OWNER to furnish reports, supporting records, other information or financial statements, as herein required, or to furnish such reports, records, information or financial statements on a timely basis, or if an understatement of Royalty Base Revenue for the period of any audit is determined by any such audit or inspection to be greater than two percent (2%), LICENSE OWNER shall reimburse COMPANY for the cost of such inspection or audit, including, without limitation, legal fees and accountants' fees, and the travel expenses, room and board and applicable per diem charges for employees of COMPANY. The foregoing remedies shall be in addition to all other remedies and rights of COMPANY hereunder or under applicable law.

16.      TRANSFER

         16.A. BY COMPANY

         This Agreement is fully transferable by COMPANY and shall inure to the benefit of any transferee or other legal successor to the interests of COMPANY herein.

         16.B. NONTRANSFERABILITY OF CERTAIN RIGHTS

         LICENSE OWNER understands, acknowledges and agrees (and hereby represents and warrants that its Owners understand and agree) that the rights and duties created by this Agreement are personal to LICENSE OWNER and its Owners and that a material cause for COMPANY's willingness to enter into this Agreement is its reliance upon the individual or collective character, skill, aptitude, business ability and financial capacity of LICENSE OWNER and its Owners. Therefore, LICENSE OWNER agrees that:

                  (1)  no Ownership Interest in LICENSE OWNER; and

                  (2)  no obligations, rights or interest of LICENSE OWNER in
         (a) this Agreement, (b) the lease for the premises of the Store, (c) the License, (d) the Store or (e) the assets of the Store may be transferred without the prior written consent of COMPANY. This restriction shall not apply to the sale of inventory in the ordinary course of business. Any purported transfer in violation of this Section shall constitute a breach of this Agreement and shall convey to the transferee no rights or interests in the foregoing.

         As used in this Agreement, the term "transfer" shall include, without limitation, the following, whether voluntary or involuntary, conditional, direct or indirect:

                  (1)  an assignment, sale, gift or pledge; and

                  (2) the grant of a mortgage, charge, lien or security interest, including, without limitation, the grant of a collateral assignment; and

                  (3) a merger, consolidation, share exchange, issuance of additional Ownership Interests or securities representing or potentially representing Ownership Interests, or redemption of Ownership Interests; and

                  (4) a sale or exchange of voting interests or securities convertible to voting interests, or an agreement granting the right to exercise or control the exercise of the voting rights of any holder of Ownership Interests or to control the operations or affairs of LICENSE OWNER; and

                  (5) except where specifically approved by COMPANY, a management agreement whereby LICENSE OWNER delegates (i) any of its obligations under this Agreement; or (ii) any or all of the management functions with respect to a Store or the business to be conducted by LICENSE OWNER pursuant to this Agreement.

         In addition to the foregoing, a transfer (as defined above) will require the prior written consent of COMPANY where such transfer occurs by virtue of (a) divorce; (b) insolvency; (c) dissolution of a corporation, partnership or limited liability company; (d) will; (e) intestate succession; or (f) declaration of or transfer in trust.

         16.C. COMPANY'S RIGHT TO APPROVE TRANSFERS

         If LICENSE OWNER or any Owner intends to make a transfer of any interests which, under Paragraph B of this Section, requires COMPANY's prior written consent, LICENSE OWNER shall deliver to COMPANY written notice of such proposed transfer at least thirty (30) days prior to its intended effective date. Such notice shall describe in detail the proposed transfer (including, without limitation, the nature of the transfer, the nature and amount of the interests being transferred, the reason for the transfer, the consideration to be paid and the terms of payment of such consideration and the effective date) and shall identify and provide all pertinent background information regarding the proposed purchaser. COMPANY shall have 30 days from delivery of such notice within which to evaluate the proposed transactions and to notify LICENSE OWNER of its approval or disapproval (with reasons) of the proposed transfer. If approved, the transfer must take place as described in the notice (as modified by any conditions imposed by COMPANY in granting its approval) and within 30 days of the delivery of notice of COMPANY's approval.

         LICENSE OWNER agrees that it would be reasonable for COMPANY to disapprove any proposed transfer based on any and all reasonable factors including, without limitation, in the event that:

                  (1)  the proposed transfer is a transfer by a Principal Owner;

                  (2) the proposed transfer, by itself or in conjunction with other transfers, would result in the transfer of a Controlling Interest in LICENSE OWNER or of a change in the composition of the group holding a Controlling Interest in LICENSE OWNER;

                  (3) the proposed transfer is to a Competitive Business or to a direct or indirect owner of interests in a Competitive Business;

                  (4) LICENSE OWNER and its Owners are not in full compliance with this Agreement;

                  (5) the proposed transferee and, if applicable, any of its owners (a) are not of good moral character, (b) otherwise fail to meet COMPANY's then applicable standards for license owners or owners of license owners or (c) are not in full compliance with any other license agreements, franchise agreements or development agreements between COMPANY and them; or

                  (6) the price and terms of the proposed transfer are so burdensome as to adversely affect or have a potentially adverse affect on COMPANY's rights and interests under this Agreement.

         16.D. CONDITIONS FOR APPROVAL OF TRANSFERS

         In granting its approval of a proposed transfer, COMPANY may also impose certain reasonable conditions, including, without limitation, one or more of the following:

                  (1) that LICENSE OWNER reimburse COMPANY for any costs and expenses incurred by COMPANY in evaluating the proposed transfer;

                  (2) that LICENSE OWNER, the transferring Owner or the proposed purchaser pay a transfer fee in the amount of $5,000;

                  (3) that, if any part of the sale price is financed by the transferor, it agrees, in a manner satisfactory to COMPANY, that all obligations of the purchaser under or pursuant to any promissory notes, agreements or security interests reserved by the transferor be subordinate to any obligations of the purchaser to pay amounts then or thereafter due COMPANY and its Affiliates;

                  (4) that the purchaser and its owners execute any undertakings then being required by COMPANY of license owners or franchise owners or owners of license owners or franchise owners of UNITS;

                  (5) that LICENSE OWNER, the transferring Owner and the purchaser (if the purchaseris then the owner of interests in another developer or license owner of UNITS) execute a general release and consent agreement, in form satisfactory to COMPANY, of any and all claims against COMPANY and its Affiliates and their respective shareholders, officers, directors, employees and agents, for matters arising on or before the effective date of the transfer;

                  (6) that the LICENSE OWNER or, if applicable, the transferring Owner execute a noncompetition undertaking in favor of COMPANY and the transferee, providing that the transferor shall not directly or indirectly (through a member of the Immediate Family of the transferor or otherwise), for a period of two years commencing on the effective date of such transfer:

                       (a) have any direct or indirect interest as a disclosed or beneficial owner in any Competitive Business located or operating:

                                    (i)   at the Site; or

                                    (ii)  within a five (5) mile radius of the
                           Site; or

                                    (iii) within a five (5) mile radius of any
                           other UNIT in operation or under development on the effective date of the transfer; or

                                    (iv)  within the Marketing Area; or

                       (b) perform services as a director, officer, manager, employee, consultant, representative, agent, or otherwise for any Competitive Business located or operating:

                                    (i)   at the Site; or

                                    (ii)  within a five (5) mile radius of the
                   Site; or

                                    (iii) within a five (5) mile radius of any
                   other UNIT in operation or under development on the effective date of the transfer; or

                                    (iv)  within the Marketing Area; or

                       (c) divert or attempt to divert any business or any customers of any UNIT to any Competitive Business; or

                       (d) employ or seek to employ, any person who is employed by COMPANY, its Affiliates or any developer or license owner of COMPANY, nor induce nor attempt to induce any such person to leave said employment without the prior written consent of such person's employer;

                  (7) LICENSE OWNER, the transferor and the transferee (if it is then a developer or license owner of COMPANY) must pay such Royalty Fees, Software License Fees, Software Support Fees, Marketing Contributions, amounts owed for purchases by LICENSE OWNER or such transferee from COMPANY and its Affiliates, and all other amounts owed to COMPANY or its Affiliates, which are then due and unpaid; and

                  (8) the transferee must agree to cause its designated Store Manager and Additional Manager to complete to COMPANY's satisfaction COMPANY's initial management training program in the operation of a UNIT prior to the transfer at the time specified by COMPANY and the transferee must have paid COMPANY's then current standard training charges; and

                  (9) in the event of a transfer of the Agreement, the transferee and its owners, at COMPANY's option, must agree, in a manner satisfactory to COMPANY, to be bound by all terms and conditions of this Agreement for the remainder of its term or execute COMPANY's then-current form of standard license agreement and such ancillary documents (including guarantees) as are then customarily used by COMPANY in the grant of licenses for UNITS, modified as necessary to provide for the same Royalty Fees, Software License Fees, Software Support Fees, and Marketing Contributions required hereunder and a term equal to the remaining term of this Agreement;

                  (10) the transferee and its owners must execute COMPANY's then-current form of secured loan agreement, if any, and accounting services agreement and such ancillary documents as are then customarily used by COMPANY in the grant of area development rights, licenses or franchises for UNITS containing such terms as are then customarily used by COMPANY in the grant of area development rights, licenses or franchises for UNITS; and

                  (11) that the transferee and LICENSE OWNER acknowledge and agree that COMPANY's approval of the proposed transfer indicates only that the transferee meets or that COMPANY has waived the criteria established by COMPANY for license owners as of the time of such transfer and that COMPANY's approval thereof does not constitute a warranty or guaranty by COMPANY, express or implied, of the suitability of the terms of sale or of the successful operation or profitability of the Store by the transferee;

                  (12) that the transfer be made in compliance with all applicable laws;

                  (13) that the transfer of the Store, the lease or the assets of the Store (other than in connection with the financing of authorized equipment for the Store, the sale of inventory or otherwise in the ordinary course of business), be made only in conjunction with a transfer of this Agreement;

                  (14) that the LICENSE OWNER, the transferor and the transferee execute a consent agreement, in form satisfactory to COMPANY, providing for, among other things, an acknowledgment from the parties that COMPANY's approval of the transfer does not constitute a warranty or guaranty by COMPANY, express or implied, of the suitability of the terms of sale or of the successful operation or profitability of the Store by the transferee.

         A transfer of an Owner's interest shall not be required to meet the conditions set forth in Subparagraphs (2), (6) or (9) if the Owner is not a Principal Owner and the transfer does not itself, or together with prior or concurrent transfers involve the transfer of a Controlling Interest in LICENSE OWNER and COMPANY determines in its sole discretion that such transfer does not result in the transfer or elimination of a Controlling Interest or a change in the composition of any group of Owners who previously together possessed a Controlling Interest. Subparagraph (2) above, shall not apply to transfers by gift, bequest, or inheritance. LICENSE OWNER acknowledges and agrees that the failure of any person or entity restricted pursuant to Subparagraph (6) to comply with this Section 16, including, without limitation, the restrictions of Subparagraph (6), shall constitute a breach of this Agreement. The restrictions of Subparagraph (6)(a) shall not be applicable to the ownership of shares of a class of securities listed on a stock exchange or traded on the over-the-counter market and quoted by a national inter-dealer quotation system that represent less than three percent (3%) of the number of shares of that class of securities issued and outstanding nor shall they be construed to prohibit LICENSE OWNER, any Principal Owner of LICENSE OWNER, or any member of the Immediate Family of LICENSE OWNER or any Principal Owner from having a direct or indirect ownership interest in any UNIT, development agreement, license agreement or franchise agreement for the development or operation of any UNIT, or any entity owning, controlling or operating a UNIT, or from providing services to a UNIT. Furthermore, the restrictions of Subparagraph (6) shall not prohibit LICENSE OWNER, any Principal Owner of LICENSE OWNER, or any member of the Immediate Family of LICENSE OWNER or a Principal Owner of LICENSE OWNER (to the extent any such person is an individual) from performing services for or having an ownership interest in a Permitted Competitive Business, or from conducting customary promotion and advertising of a Permitted Competitive Business.

         The rights of LICENSE OWNER and its Owners to seek COMPANY's approval of a transfer of interests, as provided in this Agreement, may be exercised only by the LICENSE OWNER or its Owners and not by a receiver, trustee, liquidator or other person acting in a comparable capacity with respect to the assets or ownership of LICENSE OWNER.

         16.E. DEATH OR INCAPACITY OF LICENSE OWNER

        Upon the death of LICENSE OWNER or the permanent incapacity of LICENSE OWNER to conduct business affairs or, if LICENSE OWNER is a corporation, limited liability company or partnership, upon the death or permanent incapacity of a Principal Owner of LICENSE OWNER, all of such person's interest in this Agreement, or such interest in LICENSE OWNER shall be transferred to a transferee approved by COMPANY. Such disposition of this Agreement or such interest in LICENSE OWNER (including, without limitation, transfer by bequest or inheritance), shall be completed within a reasonable time, not to exceed nine (9) months from the date of death or permanent disability and shall be subject to all the terms and conditions applicable to transfers contained in this Section. Failure to so transfer the interest in this Agreement or such interest in LICENSE OWNER, within said period of time shall constitute a breach of this Agreement.

         16.F. PUBLIC OR PRIVATE OFFERING

         LICENSE OWNER acknowledges and agrees that it is the intent of both COMPANY and LICENSE OWNER that LICENSE OWNER not be or become a public company or "reporting company" (as defined in Sections 12(b), 12(g) or 15(d) of the Securities Exchange Act of 1934, as amended, or otherwise) including, without limitation, by way of an initial public offering or transfer to or merger with an existing public company. Accordingly, LICENSE OWNER agrees that securities of LICENSE OWNER or an entity owning a direct or indirect equity interest in LICENSE OWNER, this Agreement, the License or the Store may not be offered pursuant to a public offering. LICENSE OWNER further agrees that such securities will not be offered pursuant to a private placement without the prior written consent of COMPANY. COMPANY hereby grants its consent to a private placement of securities by LICENSE OWNER provided that LICENSE OWNER ensures that:

                  (1) such private placement complies with all applicable federal, state and local laws governing offerings of securities and all applicable agreements between LICENSE OWNER and COMPANY or its Affiliates;

                  (2) such private placement complies with each of the relevant transfer procedures, requirements, and limitations contained herein;

                  (3) such private placement does not result in any change in operating control of LICENSE OWNER or the Store or in the parties owning a Controlling Interest in LICENSE OWNER or any Store or in the individual or individuals controlling the management, policies or decision-making power of LICENSE OWNER; and

                  (4) each such entity or individual receiving securities in such private placement shall be an accredited investor, as defined by applicable law, and shall have been identified and be reasonably acceptable to COMPANY; provided, however, that LICENSE OWNER may allow unaccredited investors to receive securities if LICENSE OWNER has complied with applicable law with respect thereto;

                  (5) a draft of any offering memorandum or other information used in connection with any such private placement is submitted to COMPANY for review and comment a reasonable time prior to its use, that the reasonable comments and suggestions of COMPANY thereon are given due consideration and that a final version of such memorandum or information be provided to COMPANY at least five (5) days prior to its distribution to prospective investors;

                  (6) any offering memorandum or information used in connection with any such private placement shall clearly identify that it is not an offering by COMPANY and that COMPANY has not participated in its preparation and has not supplied any financial information, projections, budgets, cost estimates, or similar information contained therein, all of which shall be the sole responsibility of LICENSE OWNER;

                  (7) each recipient of information relating to such private placement shall agree to maintain it in confidence;

                  (8) the structure, timing, allocation and nature of such private placement shall be reasonably acceptable to COMPANY;

                  (9) LICENSE OWNER shall not become a "Reporting Company" by virtue of Sections 12(b), 12(g) or 15(d) of the Securities Exchange Act of 1934, as amended; and

                  (10) each person who or entity which becomes an Owner or Principal Owner as a result of such private placement agrees to become bound by any provision of this Agreement pertaining to Owners or Principal Owners, as applicable.

         LICENSE OWNER agrees to indemnify COMPANY and its Affiliates and their respective officers, directors, agents and employees, for and hold them harmless against any and all costs, expenses, claims, actions, judgments and liabilities (including, but not limited to, costs and expenses related to legal defense) arising from or relating to any private placement approved by COMPANY pursuant to this Section. LICENSE OWNER also agrees to reimburse COMPANY for its reasonable expenses incurred in connection with any such private placement (including attorney's fees) and to comply with all requirements of COMPANY in connection with such offering, including, without limitation, adding appropriate disclaimers to the offering documents and execution of appropriate indemnification agreements.

         16.G. EFFECT OF CONSENT TO TRANSFER

         COMPANY's consent to a transfer under this Section 16 shall not constitute a waiver of any claims it may have against LICENSE OWNER (or its Owners), nor shall it be deemed a waiver of COMPANY's right to demand full compliance with any of the terms or conditions of this Agreement by LICENSE OWNER or the transferee. COMPANY's consent to any such transfer shall not, unless expressly provided in such consent, effect a release of LICENSE OWNER (or its Owners, as the case may be) post-transfer.

         16.H. COMPANY'S RIGHT OF FIRST REFUSAL

         If LICENSE OWNER or any of its Owners shall at any time determine to sell an interest in this Agreement, the License, the Store, some or all of the assets of the Store (other than in the ordinary course of business) or an ownership interest in LICENSE OWNER, LICENSE OWNER or its Owner(s) shall obtain a bona fide, arms length, executed purchase agreement (and any ancillary agreements) in complete and definitive form and not subject to any financing contingency or other material, substantive contingency and an earnest money deposit (in the amount of ten percent (10%) or more of the purchase price) from a qualified, responsible, bona fide and fully disclosed purchaser. A true and complete copy of such purchase agreement (conditioned on COMPANY's right of first refusal) and any proposed ancillary agreements shall immediately be submitted to COMPANY by LICENSE OWNER, such Owner(s) or both. The purchase agreement must apply only to an interest which is permitted to be transferred under this Agreement and may not include the purchase of any other property or rights of LICENSE OWNER (or such Owner(s)) and the price and terms of purchase offered to LICENSE OWNER (or such Owner(s)) in the purchase agreement for the aforementioned interests shall reflect the bona fide price offered therefor and shall not reflect any value for any other property or rights. If the purchaser proposes to buy any other property or rights from LICENSE OWNER (or such Owner(s)) under a separate, contemporaneous purchase agreement, LICENSE OWNER shall submit a true and complete copy of a bona fide, arms length executed purchase agreement (and any proposed ancillary agreements) in complete and definitive form and not subject to any financing or other material, substantive contingency. COMPANY shall have the right, exercisable by written notice delivered to LICENSE OWNER or such Owner(s) within thirty (30) days from the date of receipt by COMPANY of an exact copy of such purchase agreement, together with payment of any applicable transfer fee and a completed and executed application for COMPANY's consent to transfer such interest for the price and on the terms and conditions contained in such purchase agreement, provided that COMPANY may substitute cash, a cash equivalent, or marketable securities of equivalent value for any form of payment proposed in such purchase agreement, COMPANY's credit shall be deemed equal to the credit of any proposed purchaser, and COMPANY shall have not less than sixty (60) days to prepare for closing. Regardless of whether included in the purchase agreement, COMPANY shall be entitled to all customary representations and warranties given by the seller of a business, including, without limitation, representations and warranties as to: (1) ownership, condition and title to the Ownership Interests and/or assets being purchased; (2) liens and encumbrances relating to such Ownership Interests and/or assets; and (3) validity of contracts and liabilities, contingent or otherwise, of any legal entity whose Ownership Interests are purchased. If COMPANY does not exercise its right of first refusal, LICENSE OWNER or such Owner(s) may complete the sale to such purchaser pursuant to and on the exact terms of such purchase agreement, subject to COMPANY's approval of the transfer, as provided for in this Agreement, provided that if the sale to such purchaser is not completed within one hundred twenty
(120) days after receipt of such purchase agreement by COMPANY, or if there is a change in the terms of the sale, COMPANY shall have an additional right of first refusal for thirty (30) days as set forth herein on the modified or initial terms and conditions of sale.

         16.I. OWNERSHIP STRUCTURE

         LICENSE OWNER represents and warrants that its Owners are as set forth on Exhibit E attached to this Agreement and covenants that it will not permit the identity of such Owners, or their respective interests in LICENSE OWNER, to change without complying with this Agreement.

         16.J. DELEGATION BY COMPANY

         LICENSE OWNER agrees that COMPANY shall have the right, from time to time, to delegate the performance of any portion or all of its obligations and duties under this Agreement to designees, whether the same are agents of COMPANY or independent contractors with which COMPANY has contracted to provide such services.

         16.K. PERMITTED TRANSFERS

         Notwithstanding anything to the contrary contained in this Agreement and provided (a) LICENSE OWNER reimburses any costs incurred by COMPANY in connection therewith, (b) LICENSE OWNER, its Owners and the transferees comply with the provisions of the HSR Act, if applicable, prior to such a transfer,
(c) LICENSE OWNER, its Owners and the transferees comply with all other restrictions of this Agreement applicable to Owners and Ownership interests (including, without limitation those restricting an Owner's ownership of interests in a Competitive Business), and (d) the transfer does not, by itself or in conjunction with other transfers, result in the transfer of a Controlling Interest in LICENSE OWNER or of a change in the composition of the group holding a Controlling Interest in LICENSE OWNER, the provisions of this Section 16 (including, without limitation, the requirement of the payment of transfer fees under Section 16.D(2) and the right of first refusal granted to COMPANY in
Section 16.H) shall not restrict or apply to any assignment, sale, transfer of an Ownership Interest which:

                  (1) is pursuant and according to the terms of a written stock or other equity interest option or stock or other equity interest bonus plan which benefits employees of LICENSE OWNER and/or of the Boston Chicken, Inc. license owner which provides management services to LICENSE OWNER pursuant to a support services agreement and has been approved by COMPANY; or

                  (2) is made for bona fide estate planning purposes (a) to a corporation, trust, partnership, or other entity controlled by the transferring Owner or (b) pursuant to an inter vivos or testamentary document or the laws of descent and distribution.

17.      GRANT OF SUCCESSOR LICENSES

         17.A. LICENSE OWNER'S RIGHT TO A SUCCESSOR LICENSE

         Subject to the provisions of Paragraphs B and C of this Section, upon expiration of the initial term of this Agreement, if:

                  (1) LICENSE OWNER and its Owners have complied with this Agreement during the initial term of this Agreement in all material respects; and

                  (2) LICENSE OWNER and its Owners are then in full compliance with this

         Agreement; and

         (3) (a) LICENSE OWNER maintains possession of the Site and agrees to remodel and/or expand the Store, add or replace equipment, furnishings, fixtures, and signs and otherwise modify the Store to bring it into compliance with specifications and standards then applicable under new or successor licenses for UNITS; or

                  (b) if LICENSE OWNER is unable to maintain possession of the Site, or if, in the judgment of COMPANY, the Store should be relocated within the Territory, LICENSE OWNER secures a substitute site within the Territory approved by COMPANY and agrees to develop expeditiously such substitute site in compliance with specifications and standards then applicable under new or successor licenses for UNITS;

then LICENSE OWNER shall have the right to obtain a successor license to operate a UNIT at the Site (a "Successor License") for a term of five (5) years. In consideration of the grant of the Successor License, LICENSE OWNER shall pay to COMPANY a fee in an amount equal to thirty-three and one-third percent (33-1/3%) of the then-current initial license fee charged by COMPANY in connection with the grant of a single UNIT license. If COMPANY is not, at that time, actively engaged in the sale of UNIT licenses, the fee shall be equal to 33-1/3% of the higher of (a) the Initial License Fee due under this Agreement or (b) the initial franchise fee charged under the standard single UNIT franchise offered as set forth in the latest version of COMPANY's Uniform Franchise Offering Circular. As additional consideration for the grant of a Successor License, LICENSE OWNER agrees to execute a general release in form prescribed by COMPANY in accordance with this Section. LICENSE OWNER shall have the right to obtain a second Successor License on the same terms and subject to the same conditions as the initial Successor License.

         17.B. NOTICES

         LICENSE OWNER shall give COMPANY written notice of its election to obtain a Successor License not more than twenty-four (24) months, and not less than twelve (12) months, prior to the expiration of this Agreement. COMPANY agrees to give LICENSE OWNER written notice, not more than ninety (90) days after receipt of LICENSE OWNER's notice, of (a) COMPANY's determination whether or not it will grant LICENSE OWNER a Successor License pursuant to this Section and/or (b) any deficiencies in LICENSE OWNER's operation of the Store (or any other failure to comply with the terms of this Agreement) which could cause COMPANY to refuse to grant a Successor License. Such notice shall state what actions LICENSE OWNER must take to correct the deficiencies and shall specify the time period in which such deficiencies must be corrected. COMPANY shall give LICENSE OWNER written notice of a decision not to grant a Successor License based upon LICENSE OWNER's failure to cure deficiencies not less than ninety (90) days prior to the expiration of the initial term of this

Agreement. Such notice shall state the reasons for COMPANY's refusal to grant a Successor License. In the event COMPANY fails to give LICENSE OWNER (a) notice of deficiencies in the Store, or in LICENSE OWNER's operation of the Store, within ninety (90) days after receipt of LICENSE OWNER's timely election to obtain a Successor License, or (b) notice of COMPANY's decision not to grant a Successor License at least ninety (90) days prior to the expiration of the term of this Agreement, COMPANY may extend the term of this Agreement for such period of time as is necessary in order to provide LICENSE OWNER reasonable time to cure deficiencies or to provide ninety (90) days' notice of COMPANY's determination not to grant a Successor License. The grant of a Successor License shall be conditioned upon LICENSE OWNER's continued compliance with all the terms and conditions of this Agreement up to the date of expiration.

         17.C. SUCCESSOR LICENSE AGREEMENT/RELEASES

         To obtain a Successor License, COMPANY, LICENSE OWNER and its Owners shall execute the form of license agreement and any ancillary agreements then customarily used by COMPANY in the grant of licenses for the operation of UNITS (with appropriate modifications to the term, the successor license provisions, and other appropriate provisions to reflect the fact that the agreement relates to a Successor License) which may provide for higher or additional Royalty Fees and other fees, and LICENSE OWNER and its Owners shall execute general releases, in form satisfactory to COMPANY, of any and all claims against COMPANY and its Affiliates and their respective shareholders, officers, directors, employees, agents, successors and assigns. The license agreement for a Successor License will not include any right to any further renewal, extension, or successor license rights. Failure by LICENSE OWNER and its Owners to sign and deliver to COMPANY, such agreements and releases within fifteen
(15) days after delivery thereof to LICENSE OWNER shall be deemed an election by LICENSE OWNER not to obtain a Successor License.

18.      TERMINATION OF THE LICENSE

         18.A. BY LICENSE OWNER

         If LICENSE OWNER is in full compliance with this Agreement and COMPANY materially breaches this Agreement, LICENSE OWNER may terminate this Agreement effective thirty (30) days after COMPANY's receipt of written notice of termination if LICENSE OWNER gives written notice of such breach to COMPANY and COMPANY does not:

                  (1) correct such failure within thirty (30) days after COMPANY's receipt of such notice of material breach; or

                  (2)  if such breach cannot reasonably be cured within thirty
         (30) days after COMPANY's receipt of such notice, undertake within thirty (30) days after COMPANY'S receipt of such notice, and continue until completion, reasonable efforts to cure such breach.

Any attempt to terminate this Agreement by LICENSE OWNER other than as provided in this Paragraph A shall be a breach of this Agreement.

         18.B. BY COMPANY

         COMPANY may terminate this Agreement, effective upon delivery of notice of termination to LICENSE OWNER, or, where expressly applicable, upon failure to cure to COMPANY's satisfaction any breach by the expiration of any period of time within which such breach may be cured in accordance with the provisions set forth below, if:

                  (1) LICENSE OWNER fails to develop the Store in accordance with this Agreement and commence operation of business within the time provided in this Agreement; or

                  (2) LICENSE OWNER fails to operate, abandons, surrenders or transfers control of the operation of the Store without prior written approval of COMPANY; or

                  (3) LICENSE OWNER or any of its Principal Owners has made any material misrepresentation or omission in the application for or acquisition of the License or in materials submitted relating to a transfer; or

                  (4) LICENSE OWNER or any of its Owners is convicted by a trial court of, or pleads guilty or no contest to, a felony, or to another crime or offense that may adversely affect the reputation of LICENSE OWNER or the Store or the goodwill associated with the Marks or engages in any misconduct which may adversely affect the reputation of any UNIT or the goodwill associated with the Marks; or

                  (5) LICENSE OWNER or any of its Owners makes an assignment or transfer in violation of this Agreement; or

                  (6) LICENSE OWNER (or any of its Owners or employees) makes any unauthorized use or disclosure of or duplicates any copy of any Confidential Information or of any of the Store Manuals, makes any unauthorized use of the Marks or Copyrighted Works, or challenges or seeks to challenge the validity of COMPANY's or its Affiliates' rights in and to the Marks, the Copyrighted Works or the Confidential Information (unless the foregoing prohibited act is inadvertent and does not have, or threaten to have, an adverse effect upon COMPANY, its business concept, its business operations, the business of any UNIT, any Mark, the Confidential Information, any Store Manuals, or the Copyrighted Works, and LICENSE OWNER ceases and desists any such prohibited act promptly upon notice and reimburses COMPANY for all damages, losses, costs, and expenses incurred by COMPANY in connection with such prohibited acts); or

                  (7) LICENSE OWNER loses the right to possession of the Site and does not relocate the Store to another site in accordance with this Agreement; or

                  (8)  LICENSE OWNER fails to timely commence or provide:

                       (a) Delivery Service pursuant to a Delivery Rider executed by COMPANY and LICENSE OWNER; or

                       (b) Catering Service pursuant to a Catering Rider executed by COMPANY and LICENSE OWNER; or

                       (c) Special Distribution Arrangements if required pursuant to a Special Distribution Agreement executed by COMPANY and LICENSE OWNER,

         in accordance with COMPANY's standards, specifications and procedures, and does not correct such failure within 10 days after LICENSE OWNER's receipt of COMPANY's written notice of such failure to comply; or, if such failure cannot reasonably be corrected within the aforesaid 10-day period but can be corrected within a reasonably short time (not to exceed an additional 30 days), undertake within 10 days after LICENSE OWNER's receipt of COMPANY's written notice, and continue until completion, best efforts to correct such failure within such reasonably short time (not to exceed an additional 30 days), and furnish proof acceptable to COMPANY, upon its request, of such efforts and the date full compliance will be achieved; or

                  (9) LICENSE OWNER fails to operate a Commissary to service the Store, at the time specified by COMPANY and at the location approved by COMPANY, in accordance with COMPANY's standards, specifications and procedures and does not correct such failure within ten (10) days after written notice of such failure is delivered to LICENSE OWNER.

                  (10) LICENSE OWNER becomes insolvent in the sense that it is unable to pay its bills as they become due; or

                  (11) LICENSE OWNER, its Principal Owners or members of their Immediate Families (whether or not bound by individual noncompetition undertakings) or other persons who have executed such individual undertakings violate the restrictions in this Agreement with respect to Competitive Businesses or Owners who have had access to the Confidential Information violate the covenants concerning competition and confidentiality contained in the form of Confidentiality and Non-Competition Agreement attached hereto as Exhibit H (regardless of whether any such party has executed this Agreement or a Confidentiality and Non-Competition Agreement); or

                  (12) LICENSE OWNER fails to report accurately the Store's Royalty Base Revenue or fails to make payments of any amounts due COMPANY for Royalty Fees, Software Fees, Marketing Contributions, purchases from COMPANY or its Affiliates, or any other amounts due to COMPANY or its Affiliates, and does not correct such failure within ten (10) days after written notice of such failure is delivered to LICENSE OWNER; or

                  (13) LICENSE OWNER causes or permits to exist a default under the lease or sublease for the Site and fails to cure such default within the applicable cure period set forth in the lease or sublease; or

                  (14) LICENSE OWNER or any of its Principal Owners fails on three or more separate occasions within any period of 12 consecutive months to comply with this Agreement in any material respect, whether or not such failures to comply are corrected after notice of default is given, or fail on two (2) or more separate occasions within any period of nine (9) consecutive months to comply with the same requirement under this Agreement, whether or not such failures to comply are corrected after notice of default is given; or

                  (15) LICENSE OWNER or any of its Owners fail to comply with any other provision of this Agreement or any mandatory specification, standard, or operating or inspection procedure prescribed by COMPANY or to pass COMPANY's quality control inspection and does not: (a) correct such failure within thirty (30) days after LICENSE OWNER's receipt of COMPANY's written notice of such failure to comply; or (b) if such failure cannot reasonably be corrected within the aforesaid thirty (30) day period, but can be corrected within a reasonably short time (not to exceed an additional thirty (30) days), undertake within ten (10) days after LICENSE OWNER's receipt of COMPANY's written notice, and continue until completion within such reasonably short time (not to exceed an additional thirty (30) days), best efforts to bring the Store into full compliance, and furnish proof acceptable to COMPANY upon its request of such efforts and the date full compliance will be achieved; or

                  (16) LICENSE OWNER or any of its Owners fail or refuse to follow or comply with any mandatory specification, standard or operating procedure prescribed by COMPANY relating to the cleanliness or sanitation of the Store or receives a notice of violation from a governmental authority or violates any health, safety or sanitation law, ordinance or regulation and does not: (a) correct such failure or refusal within twenty-four (24) hours after written notice thereof is delivered to LICENSE OWNER; or (b) if such failure can be corrected within five (5) days but cannot reasonably be corrected within twenty-four (24) hours after such written notice is received by LICENSE OWNER, undertake corrective action within twenty-four (24) hours and achieve full compliance within five (5) days after written notice thereof; or

                  (17) The lesser of (a) three (3) or more, or (b) fifty percent (50%) or more, of the Franchise Agreements or License Agreements granted to LICENSE OWNER and DEVELOPER or their predecessors in accordance with the terms of the Development Agreement or its predecessors are terminated by COMPANY in accordance with their terms, excluding the permanent closing of any UNITS with the prior written approval of COMPANY; or

                  (18) LICENSE OWNER has attempted to terminate a License Agreement with COMPANY without complying with Section 18.A. of this Agreement.

         18.C. TERMINATION OF CERTAIN RIGHTS OF LICENSE OWNER

         If COMPANY is entitled to terminate this Agreement in accordance with Paragraph B. of this Section, COMPANY shall have the option to terminate any one or more of the following instead of terminating this Agreement:

                  (1) LICENSE OWNER's option to purchase and develop UNITS at Conversion Sites under Section 2.E. of this Agreement; and

                  (2) any Delivery Rider in effect between COMPANY and LICENSE OWNER; and

                  (3) any Catering Rider in effect between COMPANY and LICENSE OWNER; and

                  (4) any Special Distribution Agreement in effect between COMPANY and LICENSE OWNER; and

                  (5) any exclusivity for the Territory granted under Section 2.B. of this Agreement,

effective ten (10) days after delivery of written notice thereof to LICENSE OWNER. If any of such rights, options or arrangements are terminated in accordance with this Paragraph C., such termination shall be without prejudice to COMPANY's right to terminate this Agreement in accordance with Section 18.B or to terminate any other rights, options or arrangements under this Agreement at any time thereafter for the same default or as a result of any additional defaults of the terms of this Agreement.

19.      RIGHTS AND OBLIGATIONS OF COMPANY AND LICENSE
         OWNER UPON TERMINATION OR EXPIRATION OF THE AGREEMENT.

         19.A. PAYMENT OF AMOUNTS OWED TO COMPANY

         LICENSE OWNER shall immediately pay to COMPANY upon termination or expiration of this Agreement such Royalty Fees, Software License Fees, Marketing Contributions and amounts owed for purchases by LICENSE OWNER from COMPANY or its Affiliates, interest due on any of the foregoing, and all other amounts owed to COMPANY or its Affiliates which are then unpaid, whether or not attributable to the Store.

         19.B. MARKS, TRADE DRESS, AND COPYRIGHTED WORKS

         Upon the termination or expiration of this Agreement, LICENSE OWNER shall:

                  (1) immediately cease use of all the Marks and not thereafter directly or indirectly at any time or in any manner identify itself or any business as a current or former UNIT, or as a current or former license owner of or as otherwise associated with COMPANY, or use any Mark, any colorable imitation thereof or any mark substantially identical to or deceptively similar to any Mark in any manner or for any purpose, or utilize for any purpose any trade name, trademark or service mark, or other commercial symbol or trade dress that suggests or indicates a connection or association with COMPANY; and

                  (2) immediately remove from the Site all signs containing any Mark, remove the Marks from all vehicles, fixtures, furnishings, decor items and other objects displaying any Mark at the Site and return to COMPANY or destroy all packaging materials and forms, advertising and promotional materials, catalogs, invoices and other materials containing any Mark or otherwise identifying or relating to a UNIT;
         and

                  (3) immediately take such action as may be required to cancel or, at COMPANY's option, to transfer to COMPANY or its designee, all fictitious or assumed name or equivalent registrations relating to its use of any Mark; and

                  (4) immediately cease use of all Copyrighted Works which were furnished and/or licensed to LICENSE OWNER by COMPANY pursuant to this Agreement and return to COMPANY or destroy, at COMPANY's option, all forms, advertising and promotional materials or other materials containing such Copyrighted Works; and

                  (5) immediately take all such actions as may be necessary to transfer any telephone number and any telephone directory listings associated with the Marks to COMPANY. LICENSE OWNER acknowledges that, as between COMPANY and LICENSE OWNER, COMPANY has the sole right to and interest in all telephone numbers and directory listings associated with the Marks. LICENSE OWNER concurrently with the execution of this Agreement shall execute COMPANY's form of collateral assignment of telephone numbers and listings (the "TELEPHONE NUMBER ASSIGNMENT"), attached to this Agreement as Exhibit J. LICENSE OWNER acknowledges and agrees that the telephone company and all listing agencies may accept the Telephone Number Assignment as conclusive evidence of the exclusive right of the COMPANY in such telephone numbers and directory listings and its authority to direct their transfer; and

                  (6)  if COMPANY does not purchase the Store as provided in
         Section 19.F., at LICENSE OWNER's expense, immediately make such modifications and alterations, including removal of all distinctive physical and structural features associated with the Trade Dress of UNITS, as may be necessary to distinguish the Site and the Store so clearly from its former appearance and from other UNITS as to prevent any possibility that the public will associate the Site with UNITS and to prevent confusion created by such association. Such modifications and alterations shall include, but not be limited to, removing all awnings and removing or covering the distinctive decor and color scheme on all walls, signage, counters, displays, equipment, vehicles, fixtures and furnishings, as well as the exterior of the Store. If LICENSE OWNER fails to initiate immediately or complete such modifications, alterations and/or removals within such time as COMPANY deems appropriate, LICENSE OWNER agrees that COMPANY or its designated agents may enter the Store and adjacent areas without prior notice to make such modifications, alterations and/or removals, at LICENSE OWNER's expense, without liability for trespass or damages. LICENSE OWNER expressly acknowledges that its failure to make such alterations will cause irreparable injury to COMPANY and consents to entry, at LICENSE OWNER's expense, of an ex-parte order by any court of competent jurisdiction authorizing COMPANY or its agents to take such action, if COMPANY seeks such an order.

LICENSE OWNER shall furnish to COMPANY (i) within thirty (30) days after the effective date of termination or expiration, evidence satisfactory to COMPANY of LICENSE OWNER's compliance with Subparagraphs (1), (3) and (4) of the foregoing obligations, and (ii) within thirty (30) days after the later of expiration of COMPANY's option to purchase the Store, as provided in this Section, or receipt of notice that COMPANY elects not to purchase the Store pursuant to this Section, evidence satisfactory to COMPANY of LICENSE OWNER's compliance with all of the foregoing obligations. If COMPANY exercises its option to purchase the Store under this Section, COMPANY, in its sole discretion, shall direct LICENSE OWNER regarding which, if any, of the above requirements LICENSE OWNER shall observe.

         19.C. CONFIDENTIAL INFORMATION

         LICENSE OWNER agrees that upon termination or expiration of the License (without grant of a Successor License):

                  (1) it, and all of its affiliates, Owners, employees, agents or other representatives, will immediately cease to use and will maintain the absolute confidentiality of any Confidential Information of COMPANY disclosed to or otherwise learned or acquired by LICENSE OWNER and will refrain from using such Confidential

         Information in any business or otherwise; and

                  (2) it will return to COMPANY all copies of the Store Manuals and any other confidential materials which have been loaned or made available to it by COMPANY.

         19.D. COVENANT NOT TO COMPETE

         Upon expiration or termination of this Agreement by COMPANY or by LICENSE OWNER, other than pursuant to Section 18.A., neither LICENSE OWNER nor any of its Principal Owners shall directly or indirectly (through a member of the Immediate Family of LICENSE OWNER or a Principal Owner or otherwise) for a period of two (2) years commencing on the effective date of such termination or expiration, or the date on which LICENSE OWNER ceases to operate the Store, whichever is later:

                  (1) have any interest as a disclosed or beneficial owner in any Competitive Business located or operating:

                       (a)  at the Site; or

                       (b)  within a five (5) mile radius of the Site; or

                       (c) within a five (5) mile radius of any other UNIT in operation or under development on the effective date of termination or expiration of this Agreement; or

                       (d)  within the Marketing Area; or

                  (2) perform services as a director, officer, manager, employee, consultant, representative, agent or otherwise for any Competitive Business located or operating:

                       (a)  at the Site; or

                       (b)  within a five (5) mile radius of the Site; or

                       (c) within a five (5) mile radius of any other UNIT in operation or under development on the effective date of termination or expiration of this Agreement; or

                       (d)  within the Marketing Area; or

                  (3) divert or attempt to divert any business or any customers of any UNIT to any Competitive Business; or

                  (4) employ or seek to employ, any person who is employed by COMPANY, its Affiliates or any developer or license owner of COMPANY, nor induce nor attempt to induce any such person to leave said employment without the prior written consent of such person's employer.

         The restrictions of Subparagraph (1) of this Paragraph D. will not be applicable to the ownership of shares of a class of securities listed on a stock exchange or traded on the over-the-counter market and quoted on a national inter-dealer quotation system that represent less than three percent (3%) of the number of shares of that class of securities issued and outstanding nor shall they be construed to prohibit LICENSE OWNER, any Principal Owner of LICENSE OWNER, or any member of the Immediate Family of LICENSE OWNER or any Principal Owner from having a direct or indirect ownership interest in any UNIT, development agreement, license agreement or franchise agreement for the development or operation of any UNIT, or any entity owning, controlling or operating a UNIT, or from providing services to a UNIT. Furthermore, the restrictions of this Paragraph D. shall not prohibit LICENSE OWNER, any Principal Owner of LICENSE OWNER, or (to the extent any such person is an individual) any member of the Immediate Family of LICENSE OWNER or a Principal Owner of LICENSE OWNER from performing services for or having an ownership interest in a Permitted Competitive Business, or from conducting customary promotion and advertising of a Permitted Competitive Business.

         19.E. CONTINUING OBLIGATIONS

         All obligations of COMPANY and LICENSE OWNER which expressly or by their nature survive or are intended to survive the expiration or termination of this Agreement shall continue in full force and effect subsequent to and notwithstanding its expiration or termination and until they are satisfied in full or by their nature expire.

         19.F. COMPANY'S RIGHT TO PURCHASE ASSETS OF THE STORE

         Upon termination of this Agreement by COMPANY in accordance with its terms and conditions, upon termination of this Agreement by LICENSE OWNER without complying with this Agreement, or upon expiration of this Agreement (without the grant of a Successor License), COMPANY or its assignee shall have the option, exercisable by giving written notice thereof within sixty (60) days from the date of such expiration or termination, to purchase from LICENSE OWNER all the assets used in the Store. As used in this Paragraph, "assets" shall mean and include, without limitation, leasehold improvements, equipment, computer hardware, vehicles, furnishings, fixtures, signs, inventory (non-perishable products, materials and supplies) and the lease or sublease for the Site. COMPANY shall have the unrestricted right to assign this option to purchase. COMPANY or its assignee shall be entitled to all customary warranties and representations given by the seller of a business including, without limitation, representations and warranties as to: (1) ownership, condition and title to assets; (2) liens and encumbrances relating to the assets; and (3) validity of contracts and liabilities, inuring to COMPANY or affecting the assets, contingent or otherwise.

         The purchase price for the assets of the Store shall be the tangible book value, determined as of the date of termination or expiration of this Agreement in a manner consistent with reasonable depreciation of leasehold improvements owned by LICENSE OWNER and the equipment, computer hardware, vehicles, furnishings, fixtures, signs and inventory of the Store, provided that the purchase price shall take into account the termination or expiration of the License granted hereunder and this Agreement and shall not contain any factor or increment for any trademark, service mark or other commercial symbol used in connection with the operation of the Store or any goodwill or "going concern" value for the Store and further provided that COMPANY may exclude from the assets purchased hereunder any equipment, computer hardware, vehicles, furnishings, fixtures, signs and inventory that are not approved as meeting then-current quality standards for UNITS. The length of the remaining term of the lease or sublease for the Site of the Store shall also be considered in determining the fair market value hereunder.

         The purchase price shall be paid in cash, a cash equivalent, or marketable securities of equivalent value at the closing of the purchase, which shall take place no later than ninety (90) days after receipt by LICENSE OWNER of notice of exercise of this option to purchase, at which time LICENSE OWNER shall deliver instruments transferring to COMPANY or its assignee: (i) good and merchantable title to the assets purchased, free and clear of all liens and encumbrances (other than liens and security interests acceptable to COMPANY or its assignee), with all sales and other transfer taxes paid by LICENSE OWNER;
(ii) all licenses and permits of the Store which may be assigned or transferred; and (iii) the lease or sublease for the Site. In the event that LICENSE OWNER cannot deliver clear title to all of the purchased assets as aforesaid, or in the event there shall be other unresolved issues, the closing of the sale shall be accomplished through an escrow. Further, LICENSE OWNER and COMPANY shall, prior to closing, comply with all applicable legal requirements, including the bulk sales provisions of the Uniform Commercial Code of the state in which the Store is located and the bulk sales provisions of any applicable tax laws and regulations. LICENSE OWNER shall, prior to or simultaneously with the closing of the purchase, pay all tax liabilities incurred in connection with the operation of the Store. COMPANY shall have the right to set off against and reduce the purchase price by any and all amounts owed by LICENSE OWNER to COMPANY, and the amount of any encumbrances or liens against the assets or any obligations assumed by COMPANY.

         If COMPANY or its assignee exercises this option to purchase, pending the closing of such purchase as hereinabove provided, COMPANY shall have the right to appoint a manager to maintain the operation of the Store, in which case LICENSE OWNER shall continue to operate the Store on the terms of this Agreement until the closing of the purchase. Alternatively, COMPANY may require LICENSE OWNER to close the Store during such time period without removing any assets from the Store. LICENSE OWNER shall maintain in force all insurance policies required pursuant to this Agreement, through the date of closing. If the Site is leased, COMPANY agrees to use reasonable efforts to effect a termination of the existing lease for the

Site and enter into a new lease on reasonable terms with the landlord. In the event COMPANY is unable to enter into a new lease and LICENSE OWNER's rights under the lease for the Site are assigned to COMPANY or COMPANY subleases the Site from LICENSE OWNER, COMPANY will indemnify and hold harmless LICENSE OWNER from any ongoing liability under the lease from the date COMPANY assumes possession of the Site.

20.      RELATIONSHIP OF THE PARTIES/INDEMNIFICATION

         20.A. INDEPENDENT CONTRACTORS

         It is understood and agreed by the parties hereto that this Agreement does not create a fiduciary relationship between them, that COMPANY and LICENSE OWNER are and shall be independent contractors, and that nothing in this Agreement is intended to make either party a general or special agent, joint venturer, partner, or employee of the other for any purpose. LICENSE OWNER shall conspicuously identify itself in all dealings with customers, suppliers, vendors, public officials, LICENSE OWNER personnel, and others as the owner of the Store under a license granted by COMPANY and shall conspicuously and prominently place such other notices of independent ownership on the Site and on such forms, business cards, stationery, advertising, and such other materials as COMPANY may require from time to time.

         20.B. NO LIABILITY FOR ACTS OF OTHER PARTY

         LICENSE OWNER shall not employ any of the Marks in signing any contract, application for any license or permit, or in a manner that may result in liability of COMPANY or its Affiliates for any indebtedness or obligation of LICENSE OWNER, nor will LICENSE OWNER use the Marks in any way not expressly authorized herein. Except as expressly authorized in writing, neither COMPANY nor LICENSE OWNER shall make any express or implied agreements, warranties, guarantees or representations, or incur any debt in the name of or on behalf of the other, or represent that their relationship is other than licensor and license owner, and neither COMPANY nor LICENSE OWNER shall be obligated by or have any liability under any agreements or representations made by the other that are not expressly authorized in writing, nor shall COMPANY be obligated for any damages to any person or property directly or indirectly arising out of the operation of the Store or LICENSE OWNER's business authorized by or conducted pursuant to this Agreement.

         20.C. TAXES

         COMPANY shall have no liability for any sales, value added, use, service, occupation, excise, gross receipts, income, property, payroll, employee withholding or other taxes, whether levied upon this Agreement, LICENSE OWNER, the Store or LICENSE OWNER's property, or upon COMPANY, in connection with the sales made or business conducted by LICENSE OWNER, except any taxes COMPANY is required by law to collect from LICENSE OWNER with respect to purchases from COMPANY. Payment of all such taxes shall be the responsi-bility of LICENSE OWNER.

        20.D.  INDEMNIFICATION

        LICENSE OWNER agrees to indemnify, defend and hold COMPANY, its Affiliates, and their respective shareholders, directors, officers, employees, agents, successors and assignees harmless against and to reimburse them for:
(1) any and all taxes described in Paragraph C of this Section; (2) any and all claims against, and losses, obligations, damages and expenses incurred, by COMPANY in connection with any and all claims, losses, damages and expenses of customers and others directly or indirectly arising out of this Agreement, the development or operation of the Store (including, without limitation, breach or violation of any agreement, contract or commitment by LICENSE OWNER resulting from LICENSE OWNER's execution and delivery of this Agreement or performance of any of its obligations hereunder or liabilities asserted by owners or employees, agents or other representatives of LICENSE OWNER arising in connection with training provided by COMPANY or its Affiliates or designees or otherwise), (3) the conduct of Catering Service or Delivery Service, (4) the operation of Special Distribution Arrangements, (5) unauthorized activities conducted in association with the Marks, or (6) the transfer of any interest in this Agreement, the License, the Store, some or all of the assets of the Store (other than sales in the ordinary course of business) or LICENSE OWNER, in any manner not in accordance with this Agreement to the extent that such claims, obligations, damages, taxes, losses or liabilities do not arise solely from the gross negligence or wrongful conduct of COMPANY. For purposes of this indemnification, "claims" shall mean and include all obligations, actual, consequential, special, and punitive damages, and costs incurred in the defense or settlement of any claim, including, without limitation, reasonable accountants', attorneys', attorney assistants', arbitrators' and expert witness fees, costs of investigation and proof of facts, court costs, other litigation expenses, and travel and living expenses. COMPANY shall have the right to defend any such indemnified claim against it in such manner as COMPANY deems appropriate or desirable in its sole discretion. This indemnity shall continue in full force and effect subsequent to and notwithstanding the expiration or termination of this Agreement.

21.      ENFORCEMENT

         21.A. SEVERABILITY AND SUBSTITUTION OF VALID PROVISIONS

         If any provision of this Agreement relating to the in-term exclusive dealing covenants is declared or made invalid or unenforceable by judicial action, legislation or other government action, COMPANY may, if it believes in its sole discretion that the continuation of this Agreement would not be in its best interests, terminate this Agreement effective upon sixty (60) days' written notice to LICENSE OWNER.

         All other provisions of this Agreement are severable and this Agreement shall be interpreted and enforced as if all completely invalid or unenforceable provisions were not contained herein and partially valid and enforceable provisions shall be enforced to the extent valid and enforceable. To the extent the post-transfer restrictive covenants or post-termination/post-expiration restrictive covenants contained herein are deemed unenforceable by virtue of their scope in terms of geographic area, business activity prohibited and/or length of time, but may be made enforceable by reductions or alterations of either or any thereof, LICENSE OWNER and COMPANY agree that the same shall be enforced to the fullest extent permissible under the laws and public policies applied in the jurisdiction in which enforcement is sought. If any applicable and binding law or rule of any jurisdiction requires a greater prior notice of the termination of this Agreement or refusal to grant a Successor License than is required hereunder, or the taking of some other action not required hereunder, or if under any applicable and binding law or rule of any jurisdiction, any provision of this Agreement or any specification, standard or operating procedure prescribed by COMPANY is invalid or unenforceable, the prior notice and/or other action required by such law or rule shall be substituted for the comparable provisions hereof, and COMPANY shall have the right, in its sole discretion, to modify such invalid or unenforceable provision, specification, standard, or operating procedure to the extent required to be valid and enforceable. Such modifications to this Agreement shall be effective only in such jurisdiction and this Agreement shall be enforced as originally made and entered into in all other jurisdictions.

         21.B. WAIVER OF OBLIGATIONS

         COMPANY and LICENSE OWNER may by written instrument unilaterally waive or reduce any obligation of or restriction upon the other under this Agreement, effective upon delivery of written notice thereof to the other or such other effective date stated in the notice of waiver. Whenever this Agreement requires COMPANY's prior approval or consent, LICENSE OWNER shall make a timely written request therefor and such approval shall be obtained in writing.

         With respect to this Agreement, the relationship of the parties, the Store, Catering Service, Delivery Service, Special Distribution Arrangements, Commissaries or any other matter, COMPANY makes no representations, warranties or guaranties upon which LICENSE OWNER may rely, and assumes no liability or obligation to LICENSE OWNER, by granting any waiver, approval, or consent to LICENSE OWNER or by reason of any neglect, delay, or denial of any request therefor. Any waiver granted by COMPANY (1) shall be without prejudice to any other rights COMPANY may have, (2) will be subject to continuing review by COMPANY, and (3) as to continuing waivers, may be revoked prospectively, in COMPANY's sole discretion, at any time and for any reason, effective upon delivery to LICENSE OWNER of ten (10) days' prior written notice.

         COMPANY and LICENSE OWNER shall not be deemed to have waived or impaired any right, power, or option reserved by this Agreement (including, without limitation, the right to demand full compliance with every term, condition, and covenant in this Agreement, or to declare any breach thereof to be a default and to terminate this Agreement prior to the expiration of its term), by virtue of any:

                   (i) custom or practice of the parties at variance with the terms hereof; or

                   (ii) any failure, refusal, or neglect of COMPANY or LICENSE OWNER to exercise any right under this Agreement or to insist upon full compliance by the other with its obligations hereunder, including, without limitation, any mandatory specification, standard or operating procedure; or

                  (iii) any waiver, forbearance, delay, failure, or omission by COMPANY to exercise any right, power, or option, whether of the same, similar or different nature, with respect to any other UNIT or any development or license agreement therefor; or

                  (iv) the acceptance by COMPANY of any payments from LICENSE OWNER after any breach by LICENSE OWNER of this Agreement.

         Neither COMPANY nor LICENSE OWNER shall be liable for loss or damage or deemed to be in breach of this Agreement if its failure to perform its obligations results from any of the following and is not caused by the non-performing party:

                   (v)    acts of God; or

                   (vi)   acts of war or insurrection; or

                   (viii) strikes, lockouts, boycotts, fires and other casualties.

Any delay resulting from any of said causes shall extend the time allowed for performance or excuse performance, in whole or in part, as may be reasonable, except that said causes shall not excuse payments of amounts owed at the time of such occurrence or payment of Royalty Fees, Software License Fees, Marketing Contributions or other fees thereafter and as soon as performance is possible the non-performing party shall immediately resume performance and, in no event, shall non-performance be excused for more than six (6) months.

         21.C. INJUNCTIVE RELIEF

         COMPANY shall have the right to seek specific performance of the provisions of this Agreement and injunctive relief against threatened conduct that will cause it loss or damages under customary equity rules, including applicable rules for obtaining restraining orders and preliminary injunctions. LICENSE OWNER agrees that COMPANY may obtain such injunctive relief in addition to such further or other relief as may be available at law or in equity. LICENSE OWNER agrees that COMPANY will not be required to post a bond to obtain any injunctive relief and that LICENSE OWNER's only remedy if an injunction is entered against LICENSE OWNER will be the dissolution of that injunction, if warranted, upon due hearing (all claims for damages by reason of the wrongful issuance of such injunction being expressly waived hereby). Any such action shall be brought as provided in Paragraph G. of this Section.

         21.D. RIGHTS OF PARTIES ARE CUMULATIVE

         The rights of COMPANY and LICENSE OWNER hereunder are cumulative and no exercise or enforcement by COMPANY or LICENSE OWNER of any right or remedy hereunder shall preclude the exercise or enforcement by COMPANY or LICENSE OWNER of any other right or remedy hereunder or to which COMPANY or LICENSE OWNER is entitled by law.

         21.E. COSTS AND LEGAL FEES

         If COMPANY engages legal counsel in connection with any failure by LICENSE OWNER to comply with this Agreement, LICENSE OWNER shall reimburse COMPANY for costs and expenses incurred by COMPANY, including, without limitation, reasonable accountants, attorneys', attorneys assistants', arbitrators' and expert witness fees, cost of investigation and proof of facts, court costs, other litigation expenses and travel and living expenses, whether incurred prior to, in preparation for, in contemplation of or in connection with the filing of any judicial or arbitration proceeding to enforce this Agreement.

         21.F. GOVERNING LAW

         EXCEPT TO THE EXTENT GOVERNED BY THE UNITED STATES TRADEMARK ACT OF 1946 (LANHAM ACT, 15 U.S.C. {{ 1051 ET SEQ.), THIS AGREEMENT AND THE RELATIONSHIP BETWEEN THE PARTIES HERETO SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF COLORADO, EXCEPT THAT SUCH STATE'S CHOICE OF LAW AND CONFLICTS OF LAW RULES SHALL NOT APPLY AND ANY LICENSE OR FRANCHISE REGISTRATION, DISCLOSURE, RELATIONSHIP OR SIMILAR STATUTE WHICH MAY BE ADOPTED BY THE STATE OF COLORADO SHALL NOT APPLY UNLESS ITS JURISDICTIONAL REQUIREMENTS ARE MET INDEPENDENTLY WITHOUT REFERENCE TO THIS PARAGRAPH.

         21.G. CONSENT TO JURISDICTION/CHOICE OF FORUM

         LICENSE OWNER AGREES THAT LICENSE OWNER SHALL, AND COMPANY MAY, AT ITS OPTION, INSTITUTE ANY ACTION ARISING OUT OF OR RELATING TO THIS AGREEMENT IN ANY STATE COURT OF GENERAL JURISDICTION IN JEFFERSON COUNTY, COLORADO OR THE UNITED STATES FEDERAL DISTRICT COURT FOR THE DISTRICT OF COLORADO, OR THE STATE COURT OF GENERAL JURISDICTION OR UNITED STATES FEDERAL DISTRICT COURT NEAREST TO COMPANY'S EXECUTIVE OFFICE AT THE TIME SUCH

ACTION IS FILED. LICENSE OWNER IRREVOCABLY SUBMITS TO THE JURISDICTION OF ANY SUCH COURT AND WAIVES ANY OBJECTION IT MAY HAVE TO EITHER THE JURISDICTION OR VENUE OF ANY SUCH COURT.

         21.H. LIMITATIONS OF CLAIMS

         EXCEPT FOR CLAIMS BROUGHT BY COMPANY WITH REGARD TO LICENSE OWNER'S OBLIGATIONS TO MAKE PAYMENTS TO COMPANY PURSUANT TO THIS AGREEMENT AND TO INDEMNIFY COMPANY PURSUANT TO SECTION 20.D., ANY AND ALL CLAIMS ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE RELATIONSHIP OF LICENSE OWNER AND COMPANY PURSUANT TO THIS AGREEMENT SHALL BE BARRED UNLESS AN ACTION IS COMMENCED
WITHIN: (1) TWO (2) YEARS FROM THE DATE ON WHICH THE ACT OR EVENT GIVING RISE TO THE CLAIM OCCURRED OR (2) ONE (1) YEAR FROM THE DATE ON WHICH LICENSE OWNER OR COMPANY KNEW OR SHOULD HAVE KNOWN, IN THE EXERCISE OF REASONABLE DILIGENCE, OF THE FACTS GIVING RISE TO SUCH CLAIMS, WHICHEVER OCCURS FIRST.

         21.I. WAIVER OF PUNITIVE DAMAGES

         COMPANY AND LICENSE OWNER HEREBY WAIVE TO THE FULLEST EXTENT PERMITTED BY LAW, ANY RIGHT TO OR CLAIM FOR ANY PUNITIVE, EXEMPLARY, CONSEQUENTIAL OR SPECULATIVE DAMAGES AGAINST THE OTHER AND AGREE THAT IN THE EVENT OF A DISPUTE BETWEEN THEM, EXCEPT AS OTHERWISE PROVIDED HEREIN, EACH SHALL BE LIMITED TO THE RECOVERY OF ACTUAL DAMAGES SUSTAINED BY IT.

         21.J. WAIVER OF JURY TRIAL

         COMPANY AND LICENSE OWNER HEREBY IRREVOCABLY WAIVE TRIAL BY JURY ON ANY ACTION, PROCEEDING OR COUNTERCLAIM, WHETHER AT LAW OR IN EQUITY, BROUGHT BY EITHER OF THEM.

         21.K. BINDING EFFECT

         This Agreement is binding upon the parties hereto and their respective executors, administrators, heirs, assigns, and successors in interest, and shall not be modified, except by written agreement signed by both LICENSE OWNER and COMPANY.

         21.L. CONSTRUCTION

         The preambles and exhibits are a part of this Agreement, this Agreement constitutes the entire agreement of the parties, and there are no other oral or written understandings or agreements between COMPANY and LICENSE OWNER relating to the subject matter of this Agreement. Except as otherwise provided herein, nothing in this Agreement is intended, nor shall be deemed, to confer any rights or remedies upon any person or legal entity not a party hereto. The headings of the several sections and paragraphs hereof are for convenience only and do not define, limit, or construe the contents of such sections or paragraphs. The term "LICENSE OWNER" as used in this Agreement is applicable to one or more persons or entities as the case may be, and the singular usage includes the plural and the masculine and neuter usages include each other and the feminine.

         If two or more persons are at any time LICENSE OWNER hereunder, whether or not as partners or joint venturers, their obligations and liabilities to COMPANY shall be joint and several. This Agreement shall be executed in multiple copies, each of which shall be deemed an original.

         21.M. REASONABLENESS; APPROVALS

         COMPANY and LICENSE OWNER agree to act reasonably in all dealings with each other pursuant to this Agreement. Whenever the consent or approval of either party is required or contemplated hereunder, such approval shall be in writing, and the party whose consent or approval is required agrees not to unreasonably withhold the same, unless expressly subject to such party's sole discretion pursuant to the terms of this Agreement.

22.      NOTICES AND PAYMENTS

         All written notices and reports permitted or required to be delivered by the provisions of this Agreement or of the Store Manuals shall be deemed so delivered at the time delivered by hand, one (1) business day after transmission by facsimile with proof of receipt, one (1) business day after being placed in the hands of a commercial courier service for overnight delivery, or three (3) business days after placement in the United States Mail by Registered or Certified Mail, Return Receipt Requested, postage prepaid and properly addressed. Unless otherwise notified in writing, all notices, reports or payments to COMPANY shall be sent to COMPANY at 14123 Denver West Parkway, Golden, Colorado 80401, to the attention of the Vice President, Development, with a copy to the Vice President and General Counsel or at its most current principal business address of which LICENSE OWNER has been notified. Notices to LICENSE OWNER shall be sent to LICENSE OWNER at the address shown on the first page of this Agreement or to LICENSE OWNER's most current principal business address of which COMPANY has been notified, as applicable. All payments and reports required by this Agreement shall be directed to COMPANY at the above address, or to such other persons and places as COMPANY may direct from time to time. Any required payment or report not actually received by COMPANY during regular business hours on the date due (or postmarked by postal authorities at least two (2) days prior thereto) shall be deemed delinquent.

         IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement in multiple originals on the day and year first above written and COMPANY has accepted this Agreement in Jefferson County, Colorado.


EINSTEIN/NOAH BAGEL CORP.                    --------------------------------
                                             LICENSE OWNER



By:                                      By:
   -------------------------------           --------------------------------

   Title:                                    Title:
         -------------------------                 --------------------------

                                   EXHIBIT A
               TO THE EINSTEIN/NOAH BAGEL CORP. LICENSE AGREEMENT
                                 BY AND BETWEEN
                           EINSTEIN/NOAH BAGEL CORP.
                             AND _________________
                                DATED __________


                                 CATERING RIDER

                                 CATERING RIDER



         THIS RIDER is made as of this ____________day of _________, 19 by and between EINSTEIN/NOAH BAGEL CORP., a Delaware corporation ("COMPANY"), and ____ _______________________________________________, a ____________________________
("LICENSE OWNER"), and is attached to and incorporated into the Einstein/Noah Bagel Corp. License Agreement by and between COMPANY and LICENSE OWNER (the "Agreement") dated as of _________________. All capitalized terms not defined in this Rider shall have the respective meanings set forth in the Agreement. To the extent that the terms of this Rider are inconsistent with any of the terms of the Agreement, the terms of this Rider shall supersede and govern.

         1. CATERING SERVICE. LICENSE OWNER agrees that, within ( ) days after the execution date of this Rider and thereafter during the remainder of the term of the Agreement, subject to earlier termination by COMPANY as provided below in this Rider, LICENSE OWNER will offer and provide Catering Service (defined below) from the Store or, if required by COMPANY in its sole discretion, from a catering facility ("CATERING FACILITY") to customers located within the geographic area described in Schedule A attached hereto ("CATERING AREA"). As used herein, "Catering Service" shall mean the delivery of Products prepared at the Store or a Catering Facility to customers in the Catering Area, where (a) such Products are intended to serve fifteen (15) or more persons, or
(b) in addition to the delivery of Products, LICENSE OWNER provides ancillary services to a customer at a location within the Catering Area, including, by way of example and without limitation, setting up for serving or other distribution of Products. The Store or the Catering Facility, whichever is used for the conduct of Catering Service by LICENSE OWNER, shall be referred to herein as the "CATERING LOCATION" and shall be identified in Schedule A attached hereto immediately after COMPANY approves such Catering Facility in writing pursuant to the requirements of Paragraph 2 below. LICENSE OWNER acknowledges and agrees that Catering Service shall not include Delivery Service, as defined in the Agreement. LICENSE OWNER, at its sole expense, shall take such actions (including, without limitation, constructing such improvements and acquiring fixtures, equipment, vehicles, and other materials and supplies) and obtain such permits as are required to commence Catering Service from the Catering Location within the (___) day period specified above.

         2. CATERING SERVICE STANDARDS. LICENSE OWNER agrees to provide Catering Service in accordance with the standards, specifications and procedures for Catering Service which COMPANY prescribes, and may change from time to time in its sole discretion, in the Manuals or otherwise in writing, including, without limitation, requirements for catering vehicles (owned and non-owned), training and conduct of personnel involved in Catering Service, design, layout, equipment, fixtures, furniture, signage, product packaging, materials and supplies, and COMPANY's prototype plans and layout for a Catering Location.

         In particular, and without limiting the foregoing, LICENSE OWNER shall:

                  a. require all catering drivers to strictly comply with all regulations, laws and ordinances applicable to the operation of motor vehicles and use due care, taking into consideration road conditions, when performing catering services;

                  b. require all catering drivers to maintain adequate motor vehicle liability insurance that complies with all applicable laws and regulations and that extends to the operation of a motor vehicle for use for commercial delivery;

                  c. maintain or cause drivers to maintain all catering vehicles in good and safe operating condition in full compliance with all applicable laws and regulations;

                  d. conduct initial and periodic (at least once every six months) driving record checks on all catering drivers;

                  e. require all catering drivers to possess and maintain valid drivers licenses and driving records free of disqualifying violations;

                  f. suspend, or where appropriate under COMPANY's specifications and standards as in effect from time to time, terminate any catering driver who does not conform to COMPANY's standards and specifications for Catering Service; and

                  g. obtain and maintain all licenses, permits and other governmental approvals necessary or advisable for the provision of Catering Services, and the conduct of such Catering Service in a manner which complies with all sanitary, safety and food preparation and holding period standards.

         LICENSE OWNER shall maintain the condition and appearance of, and perform maintenance with respect to, the Catering Location, catering vehicles, furniture, fixtures and equipment used in connection with the provision of Catering Service in accordance with COMPANY's standards, specifications and procedures, and consistent with the image of UNITS and related facilities as first class, clean, sanitary, attractive and efficiently operated food service businesses.

         3. COMPANY'S REVIEW AND APPROVAL OF THE CATERING FACILITY. LICENSE OWNER shall comply with COMPANY's specifications and requirements regarding site selection (if applicable), development and construction of the Catering Facility. LICENSE OWNER shall promptly submit to COMPANY after the execution date of this Rider a complete site evaluation report and feasibility analysis (the "CATERING FACILITY SITE PACKAGE") on COMPANY's specified form (containing such commercial and other information and photographs as COMPANY may require from time to time) for the site at which LICENSE

OWNER proposes and intends in good faith to establish and operate the Catering Facility and which LICENSE OWNER reasonably believes to conform to certain minimum site criteria for catering facilities established by COMPANY from time to time in its sole discretion. In approving or disapproving any proposed site for the Catering Facility, COMPANY will consider such matters as it deems material, including, without limitation, the effect Catering Service will have on the carry-out and on-premises dining services and Delivery Service (if any) conducted at or from the STORE, traffic patterns, parking, the predominant character of the neighborhood, the nature of other businesses in proximity to the site, and other commercial characteristics (including the purchase price or rental obligations and other lease terms for the proposed site, if applicable) and the size, appearance, and other physical characteristics of the proposed site.

         COMPANY will approve or disapprove a proposed site for the Catering Facility by delivery of written notice to LICENSE OWNER. COMPANY agrees to exert its best efforts to deliver such notification to LICENSE OWNER within twenty (20) days after receipt by COMPANY of a complete Catering Facility Site Package and such other materials requested by COMPANY from time to time, containing all information required by COMPANY. COMPANY shall have the right in its sole discretion to approve or disapprove a proposed site for the Catering Facility, and LICENSE OWNER acknowledges and agrees that COMPANY shall have no liability therefor. Notwithstanding any other provision of this Rider, COMPANY's failure to provide LICENSE OWNER with notice of its approval or disapproval of one or more proposed sites shall in no event constitute a waiver of COMPANY's right to approve or disapprove the site for the Catering Facility.

          4. COMPANY'S RIGHT TO TERMINATE THE AGREEMENT OR CATERING SERVICE. If LICENSE OWNER fails to provide Catering Service as required pursuant to this Rider, LICENSE OWNER acknowledges and agrees COMPANY shall have the right to terminate (a) the Agreement pursuant to and in accordance with the terms specified in Section 3.C. of the Agreement, or (b) LICENSE OWNER's right to provide Catering Service, among other rights, pursuant to and in accordance with the terms specified in Section 18.B(8)(b) of the Agreement. If COMPANY terminates LICENSE OWNER's right to perform Catering Service pursuant to this Paragraph 4, COMPANY or its designee will have the right to offer Catering Service within the Territory of the Store from and after COMPANY's delivery of written notice of such termination to LICENSE OWNER.

         Notwithstanding the foregoing, COMPANY reserves the right, at any time and in its sole discretion, with or without cause and regardless of the investment made by LICENSE OWNER in establishing and conducting Catering Service or the length of time LICENSE OWNER has offered Catering Service: (1) to reduce, modify or expand the Catering Area, effective upon COMPANY's written notice to LICENSE OWNER, provided, however, that if a reduction or modification of the Catering Area amounts to a termination of substantially all of LICENSE OWNER's rights to provide such services (except in the case of the exercise by COMPANY of its remedies under Section 18.C of this Agreement), such reduction or modification shall not be effective until 90 days after COMPANY's written notice to LICENSE OWNER; or (2) to suspend or terminate LICENSE OWNER's right to offer Catering Service, effective one hundred eighty (180) days after COMPANY's written notice to LICENSE OWNER (in which case, LICENSE OWNER will not file any orders for Catering Service after the expiration of such one hundred eighty (180) day period). In the event of such suspension or termination, COMPANY reserves the right to require LICENSE OWNER to reinstate Catering Service upon fifteen (15) days' prior written notice to LICENSE OWNER.

         IN WITNESS WHEREOF, the parties hereto have executed and delivered this Rider in multiple originals as of the date of the Agreement.


EINSTEIN/NOAH BAGEL CORP.                    --------------------------------
                                             LICENSE OWNER



By:                                      By:
   -------------------------------           --------------------------------

Its:                                     Its:
   -------------------------------           --------------------------------

                                   SCHEDULE A
                             TO THE CATERING RIDER
                        TO THE EINSTEIN/NOAH BAGEL CORP.
                               LICENSE AGREEMENT
                    BY AND BETWEEN EINSTEIN/NOAH BAGEL CORP.
                             AND _________________
                                DATED___________

                      CATERING AREA AND CATERING FACILITY

         1.    CATERING AREA.  The Catering Area will be as follows:
, provided that COMPANY may, at any time and in its sole discretion, with or without cause and regardless of the investment made by LICENSE OWNER in establishing and conducting Catering Service or the length of time LICENSE OWNER has offered Catering Service, reduce, modify or expand the Catering Area.

         2. CATERING FACILITY. The Catering Facility will be located at the following address:

               ----------------------------------------------------------------




                                                             INITIALS:

                                                             COMPANY:
                                                                      ---------
                                                             LICENSE
                                                             OWNER:
                                                                    -----------

                                   EXHIBIT B
                        TO THE EINSTEIN/NOAH BAGEL CORP.
                               LICENSE AGREEMENT
                    BY AND BETWEEN EINSTEIN/NOAH BAGEL CORP.
                              AND _______________
                               DATED ___________

                                 DELIVERY RIDER

                                 DELIVERY RIDER


         THIS RIDER is made as of this _____________day of , 19___ by and between EINSTEIN/NOAH BAGEL CORP., a Delaware corporation ("COMPANY"), and ____ ___________________________________________, a ________________________________
("LICENSE OWNER"), and is attached to and incorporated into the Einstein/Noah Bagel Corp. License Agreement by and between COMPANY and LICENSE OWNER (the "Agreement") dated as of _________________. All capitalized terms not defined in this Rider shall have the respective meanings set forth in the Agreement. To the extent that the terms of this Rider are inconsistent with any of the terms of the Agreement, the terms of this Rider shall supersede and govern.

         1. DELIVERY SERVICE. LICENSE OWNER agrees that, within ( ) days after the execution date of this Rider and thereafter during the remainder of the term of the Agreement, subject to earlier termination by COMPANY as provided below in this Rider, LICENSE OWNER will offer and provide Delivery Service (defined below) from the Store or, if required by COMPANY its sole discretion, from a separate delivery facility approved by COMPANY in writing ("DELIVERY FACILITY"), to customers located within the geographic area described in Schedule A attached hereto ("DELIVERY AREA"). As used herein, "DELIVERY SERVICE" shall mean the delivery of Products prepared at the Store or a Delivery Facility to customers in the Delivery Area, where (a) such Products are intended to serve fewer than fifteen (15) persons, and (b) such service involves the provision of no services other than the delivery of Products to a customer at a location within the Delivery Area. LICENSE OWNER acknowledges and agrees that Delivery Service shall not include Catering Service, as defined in the Agreement. LICENSE OWNER, at its sole expense, shall take such actions (including, without limitation, constructing such improvements and acquiring fixtures, equipment, delivery vehicles, and other materials and supplies) and obtain such permits as required to commence Delivery Service within the _____________ (____________) day period specified above.

         2. DELIVERY SERVICE STANDARDS. LICENSE OWNER agrees to provide Delivery Service in accordance with the standards, specifications and procedures for Delivery Service which COMPANY prescribes, and which COMPANY may change from time to time in its sole discretion, in the Manuals or otherwise in writing, including, without limitation, requirements for delivery drivers, delivery vehicles (owned and non-owned), delivery response time, training of personnel involved in Delivery Service, design, layout, equipment, fixtures, signage, product packaging, materials and supplies, and COMPANY's prototype plans and layout for a delivery staging area within a UNIT or for a Delivery Facility, if any, approved by COMPANY.

         In particular, and without limiting the foregoing, LICENSE OWNER shall:

                  a. require all delivery drivers to strictly comply with all regulations, laws and ordinances applicable to the operation of motor vehicles and use due care, taking into consideration road conditions, when performing delivery services;

                  b. require all delivery drivers to maintain adequate motor vehicle liability insurance that complies with all applicable laws and regulations and that extends to the operation of a motor vehicle for use for commercial delivery;

                  c. maintain or cause drivers to maintain all delivery vehicles in good and safe operating condition in full compliance with all applicable laws and regulations;

                  d. conduct initial and periodic (at least once every six months) driving record checks on all delivery drivers;

                  e. not guarantee to customers delivery within any specified time or advertise or promote refunds or discounts for LICENSE OWNER's failure to deliver within any specified time;

                  f. require all delivery drivers to possess and maintain valid drivers licenses and driving records free of disqualifying violations; and

                  g. suspend, or where appropriate under COMPANY's specifications and standards as in effect from time to time, terminate any delivery driver who does not conform to COMPANY's standards and specifications for Delivery Service.

         LICENSE OWNER shall maintain the condition and appearance of, and perform maintenance with respect to the delivery vehicles, facilities, fixtures and equipment used in connection with the provision of Delivery Service in accordance with COMPANY's standards, specifications and procedures, and consistent with the image of UNITS as first class, clean, sanitary, attractive and efficiently operated food service businesses.

         3. COMPANY'S RIGHT TO TERMINATE THE AGREEMENT OR DELIVERY SERVICE. If LICENSE OWNER fails to provide Delivery Service as required pursuant to this Rider, LICENSE OWNER acknowledges and agrees COMPANY shall have the right to terminate (a) the Agreement pursuant to and in accordance with Section 18.B(8)(a) of the Agreement, or (b) LICENSE OWNER's right to provide Delivery Service, among other rights, pursuant to and in accordance with Section 3.B of the Agreement. If COMPANY terminates LICENSE OWNER's right to perform Delivery Service pursuant to this Paragraph 3, COMPANY or its designee will have the right to offer Delivery Service within the Territory of the Store from and after COMPANY's delivery of written notice of such termination to LICENSE OWNER.

         Notwithstanding the foregoing, COMPANY reserves the right, at any time and in its sole discretion, with or without cause and regardless of the investment made by LICENSE OWNER in establishing and conducting Delivery Service or the length of time LICENSE OWNER has offered Delivery Service: (a) to reduce, modify or expand the Delivery Area, effective upon

COMPANY's written notice to LICENSE OWNER, provided, however, that if a reduction or modification of the Delivery Area amounts to a termination of substantially all of LICENSE OWNER's rights to provide such services (except in the case of the exercise by COMPANY of its remedies under Section 18.C of this Agreement), such reduction or modification shall not be effective until 90 days after COMPANY's written notice to LICENSE OWNER; or (b) to suspend or terminate LICENSE OWNER's right to offer Delivery Service, effective one hundred eighty
(180) days after COMPANY's written notice to LICENSE OWNER. In the event of such suspension or termination, COMPANY reserves the right to require LICENSE OWNER to reinstate Delivery Service upon fifteen (15) days' prior written notice to LICENSE OWNER.

         4. DISPLAY OF MARKS. LICENSE OWNER is hereby granted a special, limited license to display on delivery vehicles used in the performance of delivery service pursuant to this Rider the Marks and logos in the form and manner specified by COMPANY in the Manuals or otherwise. This license shall expire automatically and without notice upon the expiration or termination of LICENSE OWNER's right to provide delivery services pursuant to this Rider.

         IN WITNESS WHEREOF, the parties hereto have executed and delivered this Rider in multiple originals as of the date of the Agreement.


EINSTEIN/NOAH BAGEL CORP.                    --------------------------------
                                             LICENSE OWNER



By:                                      By:
   -------------------------------           --------------------------------

Its:                                     Its:
   -------------------------------           --------------------------------

                        SCHEDULE A TO THE DELIVERY RIDER
               TO THE EINSTEIN/NOAH BAGEL CORP. LICENSE AGREEMENT
                                 BY AND BETWEEN
                           EINSTEIN/NOAH BAGEL CORP.
                              AND ______________
                                DATED ________

                                 DELIVERY AREA

         1. DELIVERY AREA. The Delivery Area of the Store will be as follows:



, provided that COMPANY may, and LICENSE OWNER acknowledges and agrees that COMPANY may, at any time and in its sole discretion with or without cause and regardless of the investment made by LICENSE OWNER in establishing and conducting Delivery Service or the length of time LICENSE OWNER has offered Delivery Service, reduce, modify or expand the Delivery Area.




                                                             INITIALS:

                                                             COMPANY:
                                                                      ---------
                                                             LICENSE
                                                             OWNER:
                                                                    -----------

                                   EXHIBIT C
                        TO THE EINSTEIN/NOAH BAGEL CORP.
                               LICENSE AGREEMENT
                    BY AND BETWEEN EINSTEIN/NOAH BAGEL CORP.
                            AND _________________
                              DATED ___________



                         LICENSE OWNER ACKNOWLEDGEMENTS
                         AND REPRESENTATIONS STATEMENT

                         LICENSE OWNER ACKNOWLEDGEMENTS
                         AND REPRESENTATIONS STATEMENT


         1. LICENSE OWNER acknowledges that it has read the License Agreement (the "AGREEMENT") between Einstein/Noah Bagel Corp. ("COMPANY") and LICENSE OWNER dated as of the same date hereof in its entirety and that it understands and accepts the terms, conditions, and covenants contained in the Agreement as being reasonably necessary to maintain COMPANY's high standards of quality and service and the uniformity of those standards at all UNITS and to protect and preserve the goodwill of the Marks and the System. (Capitalized terms not defined herein shall have the respective meanings set forth in the Agreement.)

         2. LICENSE OWNER acknowledges that the food service business is a highly competitive industry, with constantly changing market conditions. LICENSE OWNER acknowledges that it has conducted an independent investigation of the business venture contemplated by the Agreement and recognizes that, like any other business, the nature of the business conducted by UNITS may change over time, that an investment in a UNIT involves business risks and that the success of the venture is largely dependent upon the business abilities and efforts of LICENSE OWNER.

         3. LICENSE OWNER acknowledges and agrees that COMPANY has developed and will continue to develop or modify in the future a number of branded retail food service businesses that offer and sell Products and other food and beverage items under different marks, systems and concepts. LICENSE OWNER understands that the rights granted to it under this Agreement are with regard only to the type of branded retail store that operates under the Marks and System designated in Exhibit K to the Agreement. Further, LICENSE OWNER acknowledges and agrees that COMPANY retains the right, among other rights, to
(1) operate and/or grant others the right to operate retail stores featuring bagels in LICENSE OWNER's Territory under marks and systems other than the Marks and System designated in Exhibit K to the Agreement; or (2) operate and/or grant others the right to offer Products in LICENSE OWNER's Territory using any method of distribution other than UNITS including but not limited to wholesaling to other retail stores and to other distribution channels such as hotels and airlines.

         4. LICENSE OWNER acknowledges and agrees that some aspects of COMPANY's license program and the System are still under development and that COMPANY expects that there will be some significant variations in the System in different regional markets which may exist for an initial or transitional period, or on a permanent basis. COMPANY may, for example, allow LICENSE OWNER to use one recipe for bagels, cream cheeses or other items while allowing other developers, license owners and franchise owners to use different recipes. COMPANY may also allow variations between developers, license owners and franchise owners in the areas of trademarks, trade dress, operational items or other aspects of UNITS. LICENSE OWNER acknowledges and agrees that only COMPANY may determine what variations

LICENSE OWNER may use and that LICENSE OWNER will in any event conform strictly to the standards and specifications which COMPANY establishes for LICENSE OWNER's Store.

         COMPANY intends to allow these variations in the System: (a) as part of ongoing research and development for UNITS generally; and (b) to test whether regional variations in UNITS may be advantageous. LICENSE OWNER understands and accepts that, over time during the term of the Agreement, COMPANY will continue to develop and refine various aspects of the System and that as new products, new operating procedures, new trade dress and other refinements are introduced, COMPANY may, in its sole discretion, cease to allow some or all of the variations and may require local or regional variations or national uniformity among UNITS as to aspects for which COMPANY had previously allowed variations. LICENSE OWNER acknowledges and agrees that this may mean that LICENSE OWNER may be required, for example, to change one or more of (a) the recipes LICENSE OWNER uses for bagels, cream cheese or other items; (b) the trademarks and/or service marks LICENSE OWNER uses; (c) the trade dress or operational procedures LICENSE OWNER uses; or (d) other aspects of LICENSE OWNER's UNITS. Some or all of these changes may require LICENSE OWNER to make substantial additional capital expenditures. LICENSE OWNER acknowledges and agrees that COMPANY may discontinue any of the variations which it had previously allowed LICENSE OWNER to utilize and that LICENSE OWNER will conform to all required local, regional and/or national standards and specifications and other requirements which COMPANY may establish from time to time even if it means substantial additional expense for LICENSE OWNER. Further, COMPANY acknowledges and agrees that it shall provide to COMPANY the data COMPANY requires concerning LICENSE OWNER'S operations in order to allow COMPANY to assess the success of different variations in its retail store concept.

         Furthermore, LICENSE OWNER acknowledges and agrees that COMPANY may continue to operate, license and/or franchise others to operate UNITS in certain areas under a variety of trademarks and service marks including without limitation "BAGEL & BAGEL," "BALTIMORE BAGELS," "EINSTEIN BROS.," "NOAH'S NEW YORK BAGELS" or "OFFERDAHL'S." COMPANY may allow the use of such various marks temporarily, indefinitely or permanently and on a local, regional, national or international basis. LICENSE OWNER further understands and agrees that COMPANY may, rather than operating, licensing and/or franchising a national chain of bagel stores operating under a single trademark or service mark, determine in its sole discretion to operate, license and/or franchise a network of bagel shops operating under different names and in different geographic areas.

         5. LICENSE OWNER acknowledges that neither COMPANY nor any officer, director, employee, agent, representative or Affiliate thereof has made any representations or statements of actual, average, projected or forecasted sales, profits, earnings, cash flow or costs with respect to any UNITS. Neither COMPANY's sales personnel nor any employee, officer, director, agent, representative or affiliate of the COMPANY is authorized to make any claims or statements as to the sales, profits, earnings, cash flow, costs or prospects or chances of success that any developer, license owner or franchise owner can expect or that present or past license owners or franchise owners have had. COMPANY specifically instructs its sales personnel, employees, officers, directors, agents, representatives and affiliates that they are not permitted to make such claims or statements as to the sales, profits, earnings, cash flow, costs or the prospects or chances of success, nor are they authorized to represent or estimate amounts of sales, profits, earnings, cash flow, costs or other measures as to any aspect of the operation of UNITS. COMPANY recommends that applicants for UNIT licenses make their own investigations and determine whether or not a UNIT is profitable. COMPANY will not be bound by any unauthorized representations as to LICENSE OWNER's sales, profits, earnings, cash flow, costs or prospects or chances of success. COMPANY recommends that each applicant for a UNIT license consult with an attorney of its choosing and further be represented by legal counsel at the time of its closing. LICENSE OWNER acknowledges that it has had ample opportunity to consult with legal counsel and other professional advisors.

         6. LICENSE OWNER hereby acknowledges and agrees that COMPANY's approval of the Site and Site Agreement for the Store does not constitute an assurance, representation or warranty of any kind, express or implied, as to the suitability of the Site or Site Agreement for a Store, or the successful operation or profitability of a Store operated at the Site. COMPANY's approval of the Site indicates only that COMPANY believes that the Site or Site Agreement falls within acceptable minimum criteria established by COMPANY solely for COMPANY's purposes at the time of the approval thereof. Both LICENSE OWNER and COMPANY acknowledge that application of criteria that have been effective with respect to other sites may not be predictive of potential for all sites and that, subsequent to COMPANY's approval of the Site, demographic and/or economic factors, such as competition from other similar businesses, included in or excluded from COMPANY's criteria could change, thereby altering the potential of the Site. Such factors are unpredictable and are beyond COMPANY's control. COMPANY shall not be responsible for the failure of the Site approved by COMPANY to meet LICENSE OWNER's expectations as to revenue or operational criteria. LICENSE OWNER further acknowledges and agrees that its acceptance of a License for the operation of a Store at the Site is based on its own independent investigation of the suitability of the Site.

         7. LICENSE OWNER acknowledges that COMPANY's approval of a financing plan for operation of the Store under the Agreement does not constitute any assurance that such financing plan is adequate, favorable or not unduly burdensome, or that the Store will be successful if the financing plan is implemented by LICENSE OWNER. COMPANY's approval of the financing plan indicates only that such financing plan meets or that COMPANY has waived COMPANY's then-current minimum standards established by COMPANY solely for its own purposes at the time of approval thereof.

         8. LICENSE OWNER acknowledges that in all of COMPANY's dealings with LICENSE OWNER, the officers, directors, employees, and agents of COMPANY act only in a representative capacity and not in an individual capacity. LICENSE OWNER further acknowledges that the Agreement, and all business dealings between LICENSE OWNER and such individuals as a result of the Agreement, are solely between LICENSE OWNER and

COMPANY. Furthermore, LICENSE OWNER represents to COMPANY, as an inducement to its entry into the Agreement, that neither LICENSE OWNER nor its Owners have made any misrepresentations in obtaining the License.

         9.       LICENSE OWNER:

                  (A) represents that it is duly organized and validly existing in good standing under the laws of the jurisdiction of its organization, is qualified to do business in all jurisdictions in which its business activities or the nature of properties owned by LICENSE OWNER requires such qualification, and has the authority to execute and deliver the Agreement and perform all LICENSE OWNER's obligations under the Agreement; and

                  (B) agrees that all certificates representing Ownership Interests in LICENSE OWNER now outstanding or hereafter issued will be endorsed with a legend in form approved by COMPANY reciting that the transfer of Ownership Interests in LICENSE OWNER is subject to restrictions contained in this Agreement.

         10. LICENSE OWNER represents and warrants that LICENSE OWNER is not subject to any restriction, agreement, contract, commitment, law, judgment or decree which would prohibit or be breached or violated by LICENSE OWNER's execution and delivery of the Agreement or performance of its obligations thereunder. At COMPANY's request, LICENSE OWNER shall furnish an opinion of counsel to COMPANY in form and substance satisfactory to COMPANY, to the effect that the Agreement is a valid and binding agreement of LICENSE OWNER, enforceable against LICENSE OWNER in accordance with its terms, and that LICENSE OWNER is not subject to any restriction, agreement, law, judgment or decree which would prohibit or be violated by LICENSE OWNER's execution and delivery of the Agreement and performance of its obligations thereunder.


                                                             Date:
                                                                   ------------

                                                             INITIALS:

                                                             COMPANY:
                                                                      ---------
                                                             LICENSE
                                                             OWNER:
                                                                    -----------

                                   EXHIBIT D
                            TO THE LICENSE AGREEMENT
                    BY AND BETWEEN EINSTEIN/NOAH BAGEL CORP.
                                      AND
  _________________________________________________________ ("LICENSE OWNER")
                           DATED ___________________


                       PERMITTED COMPETITIVE BUSINESSES,
            IDENTITY OF DEVELOPER AND DATE OF DEVELOPMENT AGREEMENT

                       PERMITTED COMPETITIVE BUSINESSES,
            IDENTITY OF DEVELOPER AND DATE OF DEVELOPMENT AGREEMENT


         1. APPLICABILITY. If the License Agreement is not executed pursuant to a Development Agreement, Section 2 of this Exhibit shall be completed by the parties and incorporated into the License Agreement. If the License Agreement is executed pursuant to a Development Agreement, Section 3 of this Exhibit shall be completed by the parties and incorporated into the License Agreement.

         2. OWNERS IN PERMITTED COMPETITIVE BUSINESSES. If applicable pursuant to Section 1 of this Exhibit and as specified in Section 10 of the License Agreement, the following Owners currently perform services for or have an ownership interest in a Permitted Competitive Business as of the date of the License Agreement.


NAME OF OWNER:                             NAME OF OWNER:

------------------------------------       ------------------------------------

Name of Competitive Business:              Name of Competitive Business:

------------------------------------       ------------------------------------

Address of Competitive Business:           Address of Competitive Business:

------------------------------------       ------------------------------------

------------------------------------       ------------------------------------

NAME OF OWNER:                             NAME OF OWNER:

------------------------------------       ------------------------------------

Name of Competitive Business:              Name of Competitive Business:

------------------------------------       ------------------------------------

Address of Competitive Business:           Address of Competitive Business:

------------------------------------       ------------------------------------

------------------------------------       ------------------------------------

         LICENSE OWNER and its Owners represent and warrant that they have previously provided to COMPANY a true, correct, complete and detailed description of all Competitive Businesses in which they own, directly or indirectly, interests and that all such Competitive Businesses are disclosed in this Exhibit D. LICENSE OWNER and its Owners acknowledge that COMPANY has relied on the aforementioned description of such Competitive Businesses in entering into the License Agreement with DEVELOPER.

         3. DATE OF DEVELOPMENT AGREEMENT AND IDENTITY OF DEVELOPER. If applicable pursuant to Section 1 of this Exhibit, the date of the Development Agreement and the identity of DEVELOPER under the Development Agreement is as follows:


                                    -----------------------------
                                    DEVELOPER


                                    -----------------------------
                                    DATE


                                                             Date:
                                                                   ------------

                                                             INITIALS:

                                                             COMPANY:
                                                                      ---------
                                                             LICENSE
                                                             OWNER:
                                                                    -----------

                                   EXHIBIT E
                            TO THE LICENSE AGREEMENT
                    BY AND BETWEEN EINSTEIN/NOAH BAGEL CORP.
                                      AND
                       _____________ ("LICENSE OWNER")
                           DATED _________________



                        PRINCIPAL OWNERS, OTHER OWNERS,
                          DESIGNATED PRINCIPAL OWNERS,
                     STORE MANAGER AND ADDITIONAL MANAGER,
                 SUPERVISING OWNERS AND INITIAL CAPITALIZATION

                        PRINCIPAL OWNERS, OTHER OWNERS,
                          DESIGNATED PRINCIPAL OWNERS,
                     STORE MANAGER AND ADDITIONAL MANAGER,
                 SUPERVISING OWNERS AND INITIAL CAPITALIZATION


         1. PRINCIPAL OWNERS: Listed below is the full name and mailing address of each person or entity who is a Principal Owner of LICENSE OWNER and a description of the nature and amount of such Principal Owner's direct or indirect equity or voting interest in LICENSE OWNER:

____________________ (INITIAL HERE IF THE FOLLOWING STATEMENT IS APPLICABLE AND DO NOT COMPLETE THE REST OF THIS SECTION 1.) The Principal Owners of LICENSE OWNER and their respective equity and voting interests in LICENSE OWNER are the same as indicated in the Development Agreement with respect to the Principal Owners and their interests in DEVELOPER.

Name:                                    Number of Interests Owned:
     --------------------------------                                ----------
Address:                                 % of Total Interests:
         ----------------------------                           ---------------
                                         Number of Interests Owner is Entitled
-------------------------------------    to Vote:
                                                 ------------------------------
                                         Other Interest (Describe):
-------------------------------------                                ----------

-------------------------------------    --------------------------------------


Name:                                    Number of Interests Owned:
     --------------------------------                                ----------
Address:                                 % of Total Interests:
         ----------------------------                           ---------------
                                         Number of Interests Owner is Entitled
-------------------------------------    to Vote:
                                                 ------------------------------
                                         Other Interest (Describe):
-------------------------------------                                ----------

-------------------------------------    --------------------------------------


Name:                                    Number of Interests Owned:
     --------------------------------                                ----------
Address:                                 % of Total Interests:
         ----------------------------                           ---------------
                                         Number of Interests Owner is Entitled
-------------------------------------    to Vote:
                                                 ------------------------------
                                         Other Interest (Describe):
-------------------------------------                                ----------

-------------------------------------    --------------------------------------


Name:                                    Number of Interests Owned:
     --------------------------------                                ----------
Address:                                 % of Total Interests:
         ----------------------------                           ---------------
                                         Number of Interests Owner is Entitled
-------------------------------------    to Vote:
                                                 ------------------------------
                                         Other Interest (Describe):
-------------------------------------                                ----------

-------------------------------------    --------------------------------------

         2. DESIGNATED PRINCIPAL OWNERS. The following individuals are designated as Principal Owners based upon their business experience, financial capacity or other personal attributes:

-----------------------------------    --------------------------------------
Name                                   Name



-----------------------------------    --------------------------------------
Name                                   Name


         3. OTHER OWNERS. Listed below is the full name and mailing address of each person or entity, other than the Principal Owners, who directly or indirectly owns an equity voting interest in LICENSE OWNER and a description of the nature and amount of the interest (attach additional sheets if necessary):

_____________________ (INITIAL HERE IF THE FOLLOWING STATEMENT IS APPLICABLE AND I DO NOT COMPLETE THE REST OF THIS SECTION 3.) The Owners of LICENSE OWNER and their respective equity and voting interests in LICENSE OWNER are the same as indicated in the Development Agreement with respect to the Owners and their interests in DEVELOPER.


Name:                                    Number of Interests Owned:
     --------------------------------                                ----------
Address:                                 % of Total Interests:
         ----------------------------                           ---------------
                                         Number of Interests Owner is Entitled
-------------------------------------    to Vote:
                                                 ------------------------------
                                         Other Interest (Describe):
-------------------------------------                                ----------

-------------------------------------    --------------------------------------


Name:                                    Number of Interests Owned:
     --------------------------------                                ----------
Address:                                 % of Total Interests:
         ----------------------------                           ---------------
                                         Number of Interests Owner is Entitled
-------------------------------------    to Vote:
                                                 ------------------------------
                                         Other Interest (Describe):
-------------------------------------                                ----------

-------------------------------------    --------------------------------------


         4. Store Manager and Additional Manager: As required pursuant to this Agreement, the following person shall attend the training program as the initial Store Manager and the initial Additional Manager of the Store:

Name:                                 Name:
     -------------------------------        ----------------------------------
       (Store Manager)                        (Additional Manager)


         5. SUPERVISING OWNERS: As required pursuant to this Agreement, the following Principal Owners shall supervise the operation of the Store:


Name:                                  Name:
     ------------------------------         ---------------------------------



Name:                                  Name:
     ------------------------------         ---------------------------------

         6. INITIAL CAPITALIZATION. LICENSE OWNER: (a) represents and warrants that it has developed and previously provided to COMPANY a description of its initial capital structure (the "INITIAL CAPITAL STRUCTURE") which is a true, correct, complete and detailed description of LICENSE OWNER's capital structure; (b) covenants that it will not deviate from the Initial Capital Structure without COMPANY's prior written consent; and (c) acknowledges that COMPANY has relied on the Initial Capital Structure in entering into this Agreement.



                                                             INITIALS:

                                                             COMPANY:
                                                                      ---------
                                                             LICENSE
                                                             OWNER:
                                                                    -----------

                                   EXHIBIT F
                            TO THE LICENSE AGREEMENT
                    BY AND BETWEEN EINSTEIN/NOAH BAGEL CORP.
                                      AND
                   _____________________ ("LICENSE OWNER")
                            DATED ________________



                               SITE AND TERRITORY

                               SITE AND TERRITORY



         1.    SITE.  The Site of the Store will be as follows:










         2.    TERRITORY.  The Territory shall be as follows:










                                                  INITIALS:

                                                  COMPANY:
                                                          ----------------------


                                                  LICENSE
                                                  OWNER:
                                                        ------------------------

                                   EXHIBIT G
                            TO THE LICENSE AGREEMENT
                    BY AND BETWEEN EINSTEIN/NOAH BAGEL CORP.
                                      AND
   _______________________________________________________ ("LICENSE OWNER")
                           DATED ___________________



             GUARANTY AND ASSUMPTION OF LICENSE OWNER'S OBLIGATIONS

             GUARANTY AND ASSUMPTION OF LICENSE OWNER'S OBLIGATIONS


         THIS GUARANTY AND ASSUMPTION OF LICENSE OWNER'S OBLIGATIONS is given this _____ day of ____________, 19__, by the undersigned.


LICENSE OWNER:
                ---------------------------------

DATE OF LICENSE AGREEMENT:
                            ---------------------

         In consideration of, and as an inducement to, the execution of the above mentioned Einstein/Noah Bagel Corp. License Agreement (the "LICENSE AGREEMENT") by EINSTEIN/NOAH BAGEL CORP. ("COMPANY"), each of the undersigned and any other parties who sign counterparts of this guaranty (referred to herein individually as a "GUARANTOR" and collectively as "GUARANTORS") hereby personally and unconditionally: (a) guarantees to COMPANY, and its successors and assigns, for the term of the License Agreement and thereafter as provided in the License Agreement, that LICENSE OWNER shall punctually pay and perform each and every undertaking, agreement and covenant set forth in the License Agreement; and (b) agrees to be personally bound by, and personally liable for the breach of, each and every provision in the License Agreement, both monetary obligations and other obligations, including, without limitation, the obligation to pay costs and legal fees as provided in the License Agreement and the obligation to take or refrain from taking specific actions or to engage or refrain from engaging in specific activities, including, without limitation, the provisions of the License Agreement relating to competitive activities.

         Each Guarantor waives:

                  (1) acceptance and notice of acceptance by COMPANY of the foregoing undertakings; and


                  (2) notice of demand for payment of any indebtedness or nonperformance of any obligations hereby guaranteed; and

                  (3) protest and notice of default to any party with respect to the indebtedness or nonperformance of any obligations hereby guaranteed; and

                  (4) any right he may have to require that an action be brought against LICENSE OWNER or any other person as a condition of liability; and

                  (5) all rights to payments and claims for reimbursement or subrogation which he may have against LICENSE OWNER arising as a result of his execution and performance under this guaranty (including by way of counterpart); and

                  (6) any and all other notices and legal or equitable defenses to which he may be entitled.

         Each Guarantor consents and agrees that:

                  (A) his direct and immediate liability under this guaranty shall be joint and several not only with LICENSE OWNER, but also among the Guarantors; and

                  (B) he shall render any payment or performance required under the License Agreement upon demand if LICENSE OWNER fails or refuses punctually to do so; and

                  (C) such liability shall not be contingent or conditioned upon pursuit by COMPANY of any remedies against LICENSE OWNER or any other person; and

                  (D) such liability shall not be diminished, relieved or otherwise affected by any subsequent rider or amendment to the License Agreement or by any extension of time, credit or other indulgence which COMPANY may from time to time grant to LICENSE OWNER or to any other person, including, without limitation, the acceptance of any partial payment or performance, or the compromise or release of any claims, none of which shall in any way modify or amend this guaranty, which shall be continuing and irrevocable throughout the term of the License Agreement and for so long thereafter as there are any monies or obligations owing by LICENSE OWNER to COMPANY under the License Agreement; and

                  (E) the written acknowledgment of LICENSE OWNER, accepted in writing by COMPANY, or the judgement of any court or arbitration panel of competent jurisdiction establishing the amount due from LICENSE OWNER shall be conclusive and binding on the undersigned as guarantors.

         If COMPANY is required to enforce this guaranty in a judicial or arbitration proceeding, and prevails in such proceeding, it shall be entitled to reimbursement of its costs and expenses, including, but not limited to, reasonable accountants', attorneys', attorneys' assistants', arbitrators' and expert witness fees, costs of investigation and proof of facts, court costs, other litigation expenses and travel and living expenses, whether incurred prior to, in preparation for or in contemplation of the filing of any such proceeding. If COMPANY is required to engage legal counsel in connection with any failure by the undersigned to comply with this guaranty, the Guarantors shall reimburse COMPANY for any of the above-listed costs and expenses incurred by it.

         Each of the undersigned Guarantors represents and warrants that, if no signature appears below for such Guarantor's spouse, such Guarantor is either not married or, if married, is a resident of a state which does not require the consent of both spouses to encumber the assets of the Guarantor's marital estate.

         IN WITNESS WHEREOF, each Guarantor has hereunto affixed his signature on the same day and year as the License Agreement was executed.

GUARANTOR(S):

DEVELOPER (if any):


----------------------------------
Name of DEVELOPER

----------------------------------      ATTEST:
State of Organization

By:
   -------------------------------      -------------------------------------
   Signature                            Name:
                                              -------------------------------
                                        Title:
                                              -------------------------------
----------------------------------
Name and Title



PRINCIPAL OWNERS OF DEVELOPER:

                                        Spouse:
----------------------------------             -------------------------------
Name:                                          Name:


                                        Spouse:
----------------------------------             -------------------------------
Name:                                          Name:


                                        Spouse:
----------------------------------             -------------------------------
Name:                                          Name:

PRINCIPAL OWNERS OF LICENSE OWNER:


                                        Spouse:
----------------------------------             -------------------------------
Name:                                          Name:


                                        Spouse:
----------------------------------             -------------------------------
Name:                                          Name:


                                        Spouse:
----------------------------------             -------------------------------
Name:                                          Name:

                                   EXHIBIT H
                        TO THE EINSTEIN/NOAH BAGEL CORP.
                               LICENSE AGREEMENT
                                 BY AND BETWEEN
                           EINSTEIN/NOAH BAGEL CORP.
                                      AND
                          ____________________________
                                DATED ________


                   CONFIDENTIALITY AND NON-COMPETE AGREEMENT

                           EINSTEIN/NOAH BAGEL CORP.

                    CONFIDENTIALITY AND NONCOMPETE AGREEMENT


         WHEREAS, the undersigned (the "Undersigned") is a current or prospective employee ("Employee"), owner ("Owner") of an interest in, or supplier, agent, researcher, consultant, service provider, or vendor ("Vendor") of, Einstein/Noah Bagel Corp. ("Company") and/or one or more of its affiliates, subsidiaries, area developers, licensees, franchisees, or joint venturers (each a "Related Party");

         WHEREAS, the Undersigned has been or may be given access to certain confidential and proprietary information of Company and/or its Related Parties previously not available to the Undersigned.

         WHEREAS, the Company and/or the Related Party signatory hereto, as the case may be, is only willing to commence or continue its relationship with Undersigned in the event Undersigned enters into this Agreement; and

         WHEREAS, the Company and/or the Related Party signatory hereto has entered into this Agreement with the Undersigned in order to ensure the confidentiality of Proprietary Information in accordance with the terms of this Agreement, to ensure that the Undersigned does not utilize such information to compete with the Company or unfairly disadvantage the Company, and/or to protect the investment made by the Company and/or the Related Party signatory hereto in the training and instruction of its Employees and/or in negotiation with and education of Owners and Vendors, as the case may be.

         NOW, THEREFORE, the Undersigned hereby agrees as follows:

         1. RECITALS. The recitals set forth above are incorporated herein by this reference and shall be part of this Agreement.

         2. PROPRIETARY INFORMATION. As used in this Agreement, the term "Proprietary Information" shall mean the business concepts, recipes, food preparation methods, equipment, operating techniques, marketing methods, financial information, demographic and trade area information, prospective site locations, market penetration techniques, plans, or schedules, customer profiles, preferences, or statistics, menu breakdowns, itemized costs, licensee composition, franchisee composition, territories, and development plans, and all related trade secrets or confidential or proprietary information treated as such by the Company and/or the Related Party signatory hereto, as the case may be, whether by course of conduct, by letter or report, or by the use of any appropriate proprietary stamp or legend designating such information or item to be confidential or proprietary, by any communication to such effect made prior to or at the time any such Proprietary Information is disclosed to the Undersigned, or otherwise.

         3. USE AND DISCLOSURE OF PROPRIETARY INFORMATION. The Undersigned shall hold all Proprietary Information in strict confidence, shall use such Proprietary Information only for the benefit of the Company and/or the Related Party and shall disclose such Proprietary Information only to the Undersigned's employees and agents who have a need to know such Proprietary Information in order to assist the Undersigned, provided such employees and agents each have individually entered into this Agreement or a Confidentiality and Noncompete Agreement substantially identical hereto or are otherwise obligated by a written agreement with the Undersigned to maintain the confidence of the Proprietary Information, which agreement the Undersigned hereby agrees may be directly enforced by Company and/or the Related Party signatory hereto, as the case may be. The Undersigned shall not disclose Proprietary Information to any other person or entity. The obligations hereunder to maintain the confidentiality of Proprietary Information shall not expire.

         4. LIMITATIONS ON OBLIGATIONS. The obligations of the Undersigned specified in Section 3 shall not apply to any Proprietary Information which is received from the Company and/or the Related Party signatory hereto, as the case may be, which (a) is disclosed in a printed publication available to the public, or is otherwise in the public domain through no act of the Undersigned or its employees, agents or other person or entity which has received such Proprietary Information from or through the Undersigned, (b) is approved for release by written authorization of an officer of the Company and/or the Related Party signatory hereto, as the case may be, or (c) is required to be disclosed by proper order of a court of applicable jurisdiction after adequate notice to the Company and/or the Related Party signatory hereto, as the case may be, sufficient to permit them to seek a protective order therefor, the imposition of which protective order the Undersigned agrees to approve and support.

         5. RETURN OF DOCUMENTS. The Undersigned (and each employee, agent, or other person or entity which has received such Proprietary Information from or through the Undersigned) shall, upon the request of the Company and/or the Related Party signatory hereto, as the case may be, return all documents and other tangible manifestations of Proprietary Information received form the Company and/or the Related Party signatory hereto, as the case may be, including all copies and reproductions thereof.

         6. NONCOMPETE. During the Applicable Term (as defined in Section 10 hereof) and for two years after the later of (i) the end of the Applicable Term or (ii) the date on which Undersigned returns any Proprietary Information pursuant to
Section 5 hereof, Undersigned (x) agrees (1) if Undersigned is an Employee or Vendor, not to compete against the Company and/or the Related Party signatory hereto, as the case may be, by directly or indirectly owning, managing, operating, controlling, being employed by, participating in, or being connected in any manner with the ownership, management, operation, or control of (A) any food service establishment that prepares, serves, or sells and derives more than 5% of its revenues from, bagels and/or bagel related products (including but not limited to cream cheese and other spreads, bagel sandwiches and bagel chips), or (B) any food service establishment, at least 15% of the revenue of which is derived from coffee or any other product which accounts for at least 15% of the revenue of any food service establishment owned or operated by the Company and/or the Related Party signatory hereto, as the case may be, at the time Undersigned commences or significantly increases its ownership, management, or other participation therein, which food service establishment described in either (A) or (B), above, is located within five miles of any store owned or operated by the Company and/or the Related Party signatory hereto, as the case may be, or within any standard metropolitan statistical area, trade area or "area of dominant influence" (as defined by Arbitron Ratings Company) in which the Company and/or the Related Party signatory hereto, as the case may be, engage, or have developed specific plans to engage, in business or (2) if Undersigned is an Owner, to comply with the confidentiality and noncompete provisions in any applicable Area Development Agreement as if Owner were Developer or to comply with the confidentiality and noncompete provisions in any applicable franchise or license agreement as if Owner were the franchise or license owner, in each case within the geographic area therein specified, and (y) agrees not to solicit employees from the Company and/or the Related Party signatory hereto, as the case may be, it being understood that this Section 6 shall not prevent the Undersigned from participating as an investor, officer, or director in any restaurant venture not covered by the foregoing applicable restrictions, and does not prevent the Undersigned from investing so as to hold less than 2% of the outstanding shares of any company which is a "reporting company" under the Securities Exchange Act of 1934, as amended. It is the intention of the parties that this Section 6 be interpreted so as to be valid under applicable law and, if required for validity, any court or applicable tribunal may reduce or alter the geographic scope and duration of this Section 6, by substitution of words or otherwise, so as to create the broadest permissible protection to the Company and/or the Related Party signatory hereto, as the case may be.

         7. NO WAIVER. No delays or omissions by the Company and/or the Related Party signatory hereto, as the case may be, in exercising any right under this Agreement will operate as a waiver of that or any other right. A waiver or consent given by the Company and/or the Related Party signatory hereto, as the case may be, on any one occasion is effective only in that instance and will not be construed as a bar to or waiver of any right on any other occasion.

         8. NOTICES. Any notice, request, information, or other document to be given hereunder to any of the parties by any other party shall be in writing and delivered personally, sent by facsimile transmission or registered or certified mail, postage prepaid, or overnight delivery service, as follows:

         If to the Company, addressed to:

                  Einstein/Noah Bagel Corp.
                  14123 Denver West Parkway
                  Golden, Colorado 80401
                  Attention:  General Counsel
                  Facsimile:  (303) 202-3490

         If to the Related Party signatory hereto, addressed to:


                  ---------------------------
                  ---------------------------
                  ---------------------------
                  ---------------------------


         If to the Undersigned, address to:


                  ---------------------------          (Name)
                  ---------------------------          (Address)
                  ---------------------------          (City, State, Zip)
                  ---------------------------          (Attention)
                  ---------------------------          (Phone Number)
                  ---------------------------          (Facsimile)

         Any party hereto may change the place at which notices are to be received by it by the giving of notice of such change in the manner set forth above.

         9. EQUITABLE RELIEF. Undersigned acknowledges that Company and/or the Related Party signatory hereto, as the case may be, will be irreparably harmed by any breach hereof, that monetary damages would be inadequate and that Company and/or the Related Party signatory hereto, as the case may be, shall have the right to have an injunction or other equitable remedies imposed in relief of, or to prevent or restrain, such breach. The Undersigned agrees that Company and/or the Related Party signatory hereto, as the case may be, shall also be entitled to any and all other relief available under law or equity for such breach.

         10. APPLICABLE TERM. The Applicable Term of Section 6 of this Agreement shall be (i) the term of employment in the event Undersigned is an Employee, it being understood and acknowledged that Employee is employed at will and may be terminated at any time by Company and/or the Related Party signatory hereto, as the case may be, (ii) the term of the applicable Area Development Agreement or License Agreement in the event Undersigned is an Owner, or (iii) three years in the event the Undersigned is a Vendor, provided that in the case of this clause (iii), the Applicable Term shall automatically be extended one year on each anniversary of the date of execution hereof, unless either party has given written notice to the other not more than 90 days prior thereto stating that such extensions shall not occur.

         11.   MISCELLANEOUS.

               a. This Agreement shall not be construed to grant to the Undersigned any patents, licenses, or similar rights to Proprietary Information disclosed to the Undersigned hereunder, all of which rights and interests shall be deemed to reside or be vested in the Company.

               b. This Agreement, does not supersede, but rather is in addition to and cumulative with, all prior agreements, written or oral, between the parties relating to the subject matter of this Agreement. This Agreement may not be modified, changed or discharged, in whole or in part, except by an agreement in writing signed by the parties.

               c. This Agreement will be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

               d. The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement.

               e. This Agreement shall be construed and interpreted in accordance with the laws of the State of Colorado.

EXECUTED as of the        day of                     .
                   -------       --------------------

EINSTEIN/NOAH BAGEL CORP.                  UNDERSIGNED
                                           ---------------------------
                                          (Entity Name, if any)

By:
   ----------------------------------
   Title:                                 By:
         ----------------------------        ----------------------------------
                                          Print Name:
                                                     -------------------------
                                          Print Title:
                                                      ------------------------
RELATED PARTY
-------------------------------------
(Name)


By:
   ----------------------------------
   Title:
         ----------------------------

                                   EXHIBIT I
                            TO THE LICENSE AGREEMENT
                    BY AND BETWEEN EINSTEIN/NOAH BAGEL CORP.
                                      AND
   _______________________________________________________ ("LICENSE OWNER")
                        DATED _________________________


                AUTHORIZATION AGREEMENT FOR PREARRANGED PAYMENTS
                                (DIRECT DEBITS)

                AUTHORIZATION AGREEMENT FOR PREARRANGED PAYMENTS
                                (DIRECT DEBITS)


Name of DEPOSITOR:
                    ---------------------------------------------------------
DEPOSITOR Identification Number:
                                  -------------------------------------------

The undersigned depositor ("DEPOSITOR") hereby authorizes Einstein/Noah Bagel Corp. ("COMPANY") to initiate debit entries and/or credit correction entries to the undersigned's checking and/or savings account(s) indicated below and the depository designated below ("DEPOSITORY") to debit such account pursuant to COMPANY's instructions.

---------------------------------    ---------------------------------
DEPOSITORY                           Branch

---------------------------------    ---------------------------------
Address                              City, State and Zip Code

---------------------------------    ---------------------------------
Bank Transit/ABA Number              Account Number

This authority is to remain in full and force and effect until DEPOSITORY has received joint written notification from COMPANY and DEPOSITOR of the DEPOSITOR's termination of such authority in such time and in such manner as to afford DEPOSITORY a reasonable opportunity to act on it. If an erroneous debit entry is initiated to DEPOSITOR's account, DEPOSITOR shall have the right to have the amount of such entry credited to such account by DEPOSITORY, if (a) within fifteen (15) calendar days following the date on which DEPOSITORY sent to DEPOSITOR a statement of account or a written notice pertaining to such entry or (b) forty-five (45) days after posting, whichever occurs first, DEPOSITOR shall have sent to DEPOSITORY a written notice identifying such entry, stating that such entry was in error and requesting DEPOSITORY to credit the amount thereof to such account. These rights are in addition to any rights DEPOSITOR may have under federal and state banking laws.

---------------------------------    -----------------------------------
DEPOSITOR                            DEPOSITORY


By:                                  By:
   ------------------------------        -------------------------------
    Title:                               Title:
          -----------------------              -------------------------
Date:                                Date:
     ----------------------------         ------------------------------

                                   EXHIBIT J
                            TO THE LICENSE AGREEMENT
                    BY AND BETWEEN EINSTEIN/NOAH BAGEL CORP.
                                      AND
      __________________________________________________ ("LICENSE OWNER")
                             DATED ______________


            COLLATERAL ASSIGNMENT OF TELEPHONE NUMBERS AND LISTINGS

            COLLATERAL ASSIGNMENT OF TELEPHONE NUMBERS AND LISTINGS


         THIS ASSIGNMENT is entered into this ___ day of _____________, 19__, in accordance with the terms of that certain Einstein/Noah Bagel Corp. License Agreement (the "LICENSE AGREEMENT") between ____________________ ("LICENSE OWNER") and Einstein/Noah Bagel Corp., a Delaware corporation ("COMPANY"), executed concurrently with this Assignment, under which COMPANY granted LICENSE OWNER the right to own and operate a UNIT located at _________________________ _______________________________ (the "STORE").

         FOR VALUE RECEIVED, LICENSE OWNER hereby assigns to COMPANY, all of LICENSE OWNER's right, title and interest in and to those certain telephone numbers and regular, classified or other telephone directory listings (collectively, the "TELEPHONE NUMBERS AND LISTINGS") associated with COMPANY's trade and service marks and used from time to time in connection with the operation of the Store at the address provided above. This Assignment is for collateral purposes only and, except as specified herein, COMPANY shall have no liability or obligation of any kind whatsoever arising from or in connection with this Assignment, unless COMPANY shall notify the telephone company and/or the listing agencies with which LICENSE OWNER has placed telephone directory listings (all such entities are collectively referred to herein as the "TELEPHONE COMPANY") to effectuate the assignment pursuant to the terms hereof.

         Upon termination or expiration of the License Agreement (without renewal or extension), COMPANY shall have the right and is hereby empowered to effectuate the assignment of the Telephone Numbers and Listings, and, in such event, LICENSE OWNER shall have no further right, title or interest in the Telephone Numbers and Listings and shall remain liable to the Telephone Company for all past due fees owing to the Telephone Company on or before the effective date of the assignment hereunder.

         LICENSE OWNER agrees and acknowledges that as between COMPANY and LICENSE OWNER, upon termination or expiration of the License Agreement, COMPANY shall have the sole right to and interest in the Telephone Numbers and Listings, and LICENSEE appoints COMPANY as LICENSE OWNER's true and lawful attorney-in-fact to direct the Telephone Company to assign same to COMPANY, and execute such documents and take such actions as may be necessary to effectuate the assignment. Upon such event, LICENSE OWNER shall immediately notify the Telephone Company to assign the Telephone Numbers and Listings to COMPANY. If LICENSE OWNER fails to promptly direct the Telephone Company to assign the Telephone Numbers and Listings to COMPANY, COMPANY shall direct the Telephone Company to effectuate the assignment contemplated hereunder to COMPANY. The parties agree that the Telephone Company may accept COMPANY's written direction, the License Agreement or this Assignment as conclusive proof of COMPANY's exclusive rights in and to the Telephone Numbers and Listings upon such termination or expiration and that such assignment shall be made automatically and effective immediately upon Telephone Company's receipt of such notice from COMPANY or LICENSE OWNER. The parties further agree that if the Telephone Company requires that the parties execute the Telephone Company's assignment forms or other documentation at the time of termination or expiration of the License Agreement, COMPANY's execution of such forms or documentation on behalf of LICENSE OWNER shall effectuate LICENSE OWNER's consent and agreement to the assignment. The parties agree that at any time after the date hereof, they will perform such acts and execute and deliver such documents as may be necessary to assist in or accomplish the assignment described herein upon termination or expiration of the License Agreement.


                                                        INITIALS:

                                                        COMPANY:
                                                                 ------------

                                                        LICENSE
                                                        OWNER:
                                                               --------------


ACCEPTED AND AGREED TO BY:


-----------------------------------
(Telephone Company Authorized
 Representative)

-----------------------------------
(Name of Telephone Company)

                                   EXHIBIT K
                            TO THE LICENSE AGREEMENT
                    BY AND BETWEEN EINSTEIN/NOAH BAGEL CORP.
                                      AND
      __________________________________________________ ("LICENSE OWNER")
                              DATED ____________


                  PRINCIPAL MARKS TO BE USED BY LICENSE OWNER

                  PRINCIPAL MARKS TO BE USED BY LICENSE OWNER


         The Store to be developed pursuant to this Agreement shall be identified by the following Principal Marks (subject to the rights of COMPANY to discontinue or modify such Principal Marks pursuant to Section 6 of this Agreement) and shall be operated in accordance with COMPANY'S requirements, including but not limited to the System designated for the Store associated with such Principal Marks as in effect from time to time:






         COMPANY will provide LICENSE OWNER with the Store Manual(s), as modified from time to time, that describes and provides standards and specifications for operation of a Store under the Principal Marks and the System associated therewith.

                                   EXHIBIT G

                          TO THE DEVELOPMENT AGREEMENT
                    BY AND BETWEEN EINSTEIN/NOAH BAGEL CORP.
                                      AND
                       EINSTEIN/NOAH BAGEL PARTNERS, L.P.
                            DATED __________________


                 PRINCIPAL OWNERS, OTHER OWNERS, KEY MANAGERS,
                       PERMITTED COMPETITIVE BUSINESSES,
                           AND INITIAL CAPITALIZATION

                 PRINCIPAL OWNERS, OTHER OWNERS, KEY MANAGERS,
                       PERMITTED COMPETITIVE BUSINESSES,
                           AND INITIAL CAPITALIZATION


         1. PRINCIPAL OWNERS: Listed below is the full name and mailing address of each person or entity who is a Principal Owner of DEVELOPER, and a description of the nature and amount of such Principal Owner's direct or indirect equity or voting interest in DEVELOPER:


Name:         SEE ATTACHED               Number of Interests Owned:
     --------------------------------                               -----------
Address:      SCHEDULE A                 % of Total Interests:
        -----------------------------                           ---------------
              IMMEDIATELY                Number of Interests Owner is Entitled
-------------------------------------    to Vote:
              FOLLOWING THIS                      -----------------------------
-------------------------------------    Other Interest (Describe):
              EXHIBIT G                                             -----------
-------------------------------------    --------------------------------------


Name:                                    Number of Interests Owned:
     --------------------------------                                ----------
Address:                                 % of Total Interests:
         ----------------------------                           ---------------
                                         Number of Interests Owner is Entitled
-------------------------------------    to Vote:
                                                 ------------------------------
                                          Other Interest (Describe):
-------------------------------------                                ----------

-------------------------------------    --------------------------------------


Name:                                    Number of Interests Owned:
     --------------------------------                                ----------
Address:                                 % of Total Interests:
         ----------------------------                           ---------------
                                         Number of Interests Owner is Entitled
-------------------------------------    to Vote:
                                                 ------------------------------
                                          Other Interest (Describe):
-------------------------------------                                ----------

-------------------------------------    --------------------------------------


Name:                                    Number of Interests Owned:
     --------------------------------                                ----------
Address:                                 % of Total Interests:
         ----------------------------                           ---------------
                                         Number of Interests Owner is Entitled
-------------------------------------    to Vote:
                                                 ------------------------------
                                          Other Interest (Describe):
-------------------------------------                                ----------

-------------------------------------    --------------------------------------

         2. DESIGNATED PRINCIPAL OWNERS: The following individuals above are designated as Principal Owners based upon their business experience, financial capacity or other personal attributes:

Name:                                    Name:
       -------------------------------         --------------------------------

Name:                                    Name:
       -------------------------------         --------------------------------


         3. OTHER OWNERS. Listed below is the full name and mailing address of each person or entity, other than the Principal Owners, who directly or indirectly owns an equity or voting interest in DEVELOPER and a description of the nature of the interest (attach additional sheet if required):

Name:                                    Number of Interests Owned:
     --------------------------------                                ----------
Address:                                 % of Total Interests:
         ----------------------------                           ---------------
                                         Number of Interests Owner is Entitled
-------------------------------------    to Vote:
                                                 ------------------------------
                                         Other Interest (Describe):
-------------------------------------                                ----------

-------------------------------------    --------------------------------------


Name:                                    Number of Interests Owned:
     --------------------------------                                ----------
Address:                                 % of Total Interests:
         ----------------------------                           ---------------
                                         Number of Interests Owner is Entitled
-------------------------------------    to Vote:
                                                 ------------------------------
                                         Other Interest (Describe):
-------------------------------------                                ----------

-------------------------------------    --------------------------------------


         4. MANAGEMENT: As required pursuant to Sections 13.A. and 13.B. of this Agreement, the following Principal Owners and the Chief Operating Officer shall exert full-time efforts to fulfill the obligations of DEVELOPER under this Agreement:

Name:                                   Name:
      --------------------------------         --------------------------------
         (Principal Owner)                        (Chief Operating Officer)

Name:
      --------------------------------
         (Principal Owner)

         5. OWNERS OF PERMITTED COMPETITIVE BUSINESSES: Listed below are the Permitted Competitive Businesses and the Owners who are permitted hereunder to engage in those businesses.

NAME OF OWNER:                               NAME OF OWNER:


-----------------------------------          ---------------------------------

Name of Competitive Business:                Name of Competitive Business:


-----------------------------------          ---------------------------------

Address of Competitive Business:             Address of Competitive Business:


-----------------------------------          ---------------------------------




NAME OF OWNER:                               NAME OF OWNER:


-----------------------------------          ---------------------------------

Name of Competitive Business:                Name of Competitive Business:


-----------------------------------          ---------------------------------

Address of Competitive Business:             Address of Competitive Business:


-----------------------------------          ---------------------------------

-----------------------------------          ---------------------------------

DEVELOPER and its Owners represent and warrant that they have previously provided to COMPANY a true, correct, complete and detailed description of all Competitive Businesses in which they own, directly or indirectly, interests and that all such Competitive Businesses are disclosed in this Exhibit G. DEVELOPER and its Owners acknowledge that COMPANY has relied on the aforementioned description of such Competitive Businesses in entering into this Agreement with DEVELOPER.


         6. INITIAL CAPITALIZATION. DEVELOPER: (a) represents and warrants that it has developed and previously provided to COMPANY a description of its initial capital structure (the "Initial Capital Structure") which is a true, correct, complete and detailed description of DEVELOPER's capital structure;
(b) covenants that it will not deviate from the Initial Capital Structure without COMPANY's prior written consent; and (c) acknowledges that COMPANY has relied on the Initial Capital Structure in entering into this Agreement.


                                                       INITIALS:


                                                       COMPANY:
                                                                 ------------

                                                       DEVELOPER:
                                                                   ----------

                                   SCHEDULE A

                                                            General
                                                         Partner Units
                                                         -------------
Einstein/Noah Bagel Partners, Inc.                           4,169,754
         14123 Denver West Parkway
         Golden, CO 80401
                                                            Limited
                                                         Partner Units
                                                         -------------

Einstein/Noah Bagel Corp.                                  321,071,429
         14123 Denver West Parkway
         Golden, CO 80401

Bagel Store Development Funding, L.L.C.                     89,450,000
         14123 Denver West Parkway
         Golden, CO 80401

Lawrence Beck                                                  350,000
         2301 Mitchell Park Drive
         Petoskey, MI 49770

Robert Schlacter                                                10,000
         14123 Denver West Parkway
         Golden, CO 80401

Henry Huth                                                     250,000
         860 Canal Street
         Stamford, CT 06902

Timothy Nolan                                                  250,000
         14 Midbrook Lane
         Darien, CT 06820

Colonial Bagels, Inc.                                          350,000
         c/o Glenn Pierce
         29 White Barn Lane
         Norwell, MA 02061

                                                            Limited
                                                         Partner Units
                                                         -------------
Great Lakes Bagels, Inc.                                       370,000
         770 Pasquinelli Drive
         Suite 400
         Westmont, IL 60559

John Morlock                                                   126,500
         770 Pasquinelli Drive
         Suite 400
         Westmont, IL 60559

Joseph D. Hoog                                                 101,500
         770 Pasquinelli Drive
         Suite 400
         Westmont, IL 60559

Tracy S. Sinnott                                                38,000
         770 Pasquinelli Drive
         Suite 400
         Westmont, IL 60559

William Sullivan                                                38,000
         770 Pasquinelli Drive
         Suite 400
         Westmont, IL 60559

Thomas Jednorowicz                                              38,000
         770 Pasquinelli Drive
         Suite 400
         Westmont, IL 60559

Matthew Flandermeyer                                            38,000
         770 Pasquinelli Drive
         Suite 400
         Westmont, IL 60559

                                                              Limited
                                                           Partner Units
                                                           -------------
Douglas Henzlik                                                100,000
         4407 W. 112th Terrace
         Leanado, KS 66211

Finest Bagels, Inc.                                            200,000
         c/o Edwin Brownell
         1250 Marina Village Parkway
         Alameda, CA 94501

BC Detroit, L.P.                                               468,386
         Huizenga Capital Management
         Attn:  Peter Huizenga
         2215 York Road
         Suite 500
         Oakbrook, IL 60521

BC Chicago, Inc.                                             1,095,524
         770 Pasquinelli Drive
         Suite 400
         Westmont, IL 60559

Edwin Brownell                                                 610,000
         1250 Marina Village Parkway
         Alameda, CA 94501

Noah Alper                                                     150,000
         5 Yehoash Street
         Jerusalem 93152
         Israel

Gulfstream Bagels, Inc.                                        350,000
         1801 Clint Moore Road
         Suite 215
         Boca Raton, FL 33487

                                                            Limited
                                                         Partner Units
                                                         -------------
Robert Hartnett                                                150,000
         1801 Clint Moore Road
         Suite 215
         Boca Raton, FL 33487

Steven Quamme                                                  185,000
         14123 Denver West Parkway
         Golden, CO 80401

Andrew Murphy                                                  150,000
         1801 Clint Moore Road
         Suite 215
         Boca Raton, FL 33487

John Hay 150,000                                               150,000
         1801 Clint Moore Road
         Suite 215
         Boca Raton, FL 33487

Andrew Sears                                                    25,000
         805 Spinnaker's Reach
         Ponte Vedra, FL 32082

Todd Martin                                                     50,000
         1801 Clint Moore Road
         Suite 215
         Boca Raton, FL 33487

Pearce Tucker                                                  510,000
         7220 Trade Street
         Suite 115
         San Diego, CA 92121

Larry Hohl                                                     125,000
         4110 North Scottsdale Rd., Ste. 315
         Scottsdale, AZ 85251

                                                            Limited
                                                         Partner Units
                                                         -------------
Mark Villalpando                                                75,000
         7220 Trade Street
         Suite 115
         San Diego, CA 92121

John Christenson                                                25,000
         4110 North Scottsdale Road
         Suite 315
         Scottsdale, AZ 85251

Troy Cooper                                                     75,000
         4110 North Scottsdale Road
         Suite 315
         Scottsdale, AZ 85251

                                                           -----------
         Total Units*                                      416,975,339






-----------------------

*        General and Limited Partner Units

                                   EXHIBIT H
                          TO THE DEVELOPMENT AGREEMENT
                    BY AND BETWEEN EINSTEIN/NOAH BAGEL CORP.
                                      AND
                       EINSTEIN/NOAH BAGEL PARTNERS, L.P.
                          DATED ______________________


            DEVELOPER ACKNOWLEDGMENTS AND REPRESENTATIONS STATEMENT

                 ACKNOWLEDGMENTS AND REPRESENTATIONS STATEMENT


         1. DEVELOPER acknowledges that it has read the Development Agreement (the "AGREEMENT") between Einstein/Noah Bagel Corp. ("COMPANY") and DEVELOPER dated as of the date hereof in its entirety and that it understands and accepts the terms, conditions and covenants contained in the Agreement as being reasonably necessary to maintain COMPANY's high standards of quality and service and the uniformity of those standards at all Stores in order to protect and preserve the goodwill of the Marks, the Principal Marks, the other Marks associated with the Principal Marks and the System associated with the Principal Marks. (Capitalized terms not defined herein shall have the respective meanings set forth in the Agreement.)

         2. DEVELOPER acknowledges that the License Agreement attached to the Agreement is the current form of License Agreement and that COMPANY, at its sole discretion, may from time to time modify or amend in any respect the standard form of License Agreement used by COMPANY in offering or granting a UNIT license.

         3. DEVELOPER acknowledges that the food service business is a highly competitive industry, with constantly changing market conditions. DEVELOPER acknowledges that it has conducted an independent investigation of the business contemplated by the Agreement and recognizes that, like any other business, the nature of the business conducted by Stores may change over time, that an investment in a Store involves business risks, and that the success of the venture is largely dependent upon the business abilities and efforts of DEVELOPER.

         4. DEVELOPER acknowledges and agrees that COMPANY has developed and will continue to develop or modify in the future branded retail food service businesses that offer and sell Products and other food and beverage items under different marks, systems and concepts. DEVELOPER understands that the rights granted to it under this Agreement are with regard only to the type of branded retail store that operates under the Principal Marks. Further, DEVELOPER acknowledges and agrees that COMPANY retains the right, among other rights, to
(1) operate and/or grant others the right to operate retail stores featuring bagels in DEVELOPER's Territory under marks other than the Principal Marks designated in Exhibit K; or (2) operate and/or grant others the right to offer Products in DEVELOPER's Territory using any method of distribution other than Stores including but not limited to wholesaling to other retail stores and to other distribution channels such as hotels and airlines.

         5. DEVELOPER acknowledges and agrees that some aspects of COMPANY's license program and the System are still under development and that COMPANY expects that there will be some significant variations in the System in different regional markets which may exist for an initial or transitional period, or on a permanent basis. COMPANY may, for example, allow DEVELOPER to use one recipe for bagels, cream cheeses or other items while allowing other developers, franchise owners and license owners to use different recipes. COMPANY may also allow variations between developers, franchise owners and license owners in the areas of trademarks, trade dress, operational items or other aspects of Stores. DEVELOPER acknowledges and agrees that only COMPANY may determine what variations DEVELOPER may use and that DEVELOPER will in any event conform strictly to the standards and specifications which COMPANY establishes for DEVELOPER Stores.

         COMPANY intends to allow these variations in the System: (a) as part of ongoing research and development for UNITS generally; and (b) to test whether regional variations in UNITS may be advantageous. DEVELOPER understands and accepts that, over time during the term of the Agreement COMPANY will continue to develop and refine various aspects of the System and that as new products, new operating procedures, new trade dress and other refinements are introduced, COMPANY may, in its sole discretion, cease to allow some or all of the variations and may require local or regional variations or national uniformity among UNITS as to aspects for which COMPANY had previously allowed variations. DEVELOPER acknowledges and agrees that this may mean that DEVELOPER may be required, for example, to change one or more of (a) the recipes DEVELOPER uses for bagels, cream cheese or other items; (b) the trademarks and/or service marks DEVELOPER uses; (c) the trade dress or operational procedures DEVELOPER uses; or (d) other aspects of DEVELOPER Stores. Some or all of these changes may require DEVELOPER to make substantial additional capital expenditures. DEVELOPER acknowledges and agrees that COMPANY may discontinue any of the variations which it had previously allowed DEVELOPER to utilize and that DEVELOPER will conform to all required local, regional and/or national standards and specifications and other requirements which COMPANY may establish from time to time even if it means substantial additional expense for DEVELOPER Further, COMPANY acknowledges and agrees that it shall provide to COMPANY the data COMPANY requires concerning DEVELOPER'S operations in order to allow COMPANY to assess the success of different variations in its retail store concept.

         Furthermore, DEVELOPER acknowledges and agrees that COMPANY may continue to operate, franchise and/or license others to operate UNITS in certain areas under a variety of trademarks and service marks. COMPANY may allow the use of such various marks temporarily, indefinitely or permanently and on a local, regional, national or international basis. DEVELOPER further understands and agrees that COMPANY may, rather than operating, franchising and licensing a national chain of bagel stores operating under a single trademark or service mark, determine in its sole discretion to operate, franchise and license a network of bagel shops operating under different names in different geographic areas.

         6. DEVELOPER acknowledges that neither COMPANY nor any officer, director, employee, agent, representative or Affiliate thereof, has made any representations or statements of actual, average, projected or forecasted sales, profits, earnings, cash flow or costs with respect to any UNITS or the business contemplated by the Agreement. Neither COMPANY's sales personnel nor any employee, officer, director, agent, representative or affiliate of COMPANY is authorized to make any claims or statements as to the sales, profits, earnings, cash flow, costs or prospects or chances of success that any developer, franchisee or licensee can expect or that present or past developers, franchisees or licensees have had. COMPANY specifically instructs its sales personnel, employees, officers, directors, agents, representatives and affiliates that they are not permitted to make such claims or statements as to the sales, profits, earnings, cash flow, costs or the prospects or chances of success, nor are they authorized to represent or estimate amounts of sales, profits, earnings, cash flow, costs or other measures as to any aspect of the operation of UNITS. COMPANY recommends that applicants for development rights make their own investigations and determine whether or not the business contemplated by this Agreement is profitable. COMPANY will not be bound by any unauthorized representations as to DEVELOPER's sales, profits, earnings, cash flow, costs or prospects or chances of success. COMPANY recommends that each applicant for development rights consult with an attorney of its choosing and further be represented by legal counsel at the time of its closing. DEVELOPER acknowledges that it has had ample opportunity to consult with legal counsel and other professional advisors.

         7. DEVELOPER hereby acknowledges and agrees that COMPANY's approval of a proposed site or Site Agreement for a Store or a Commissary does not constitute an assurance, representation or warranty of any kind, express or implied, as to the suitability of the proposed site or Site Agreement for a Store or a Commissary or the successful operation or profitability of a Store or a Commissary operated at such site. COMPANY's approval of any such site or Site Agreement indicates only that COMPANY believes that such site or Site Agreement falls within acceptable minimum criteria established by COMPANY solely for COMPANY's purposes at the time of COMPANY's approval thereof. Both DEVELOPER and COMPANY acknowledge that application of criteria that have been effective with respect to other sites and premises may not be predictive of potential for all sites and that, subsequent to COMPANY's approval of a proposed site, demographic and/or economic factors, such as competition from other similar businesses, included in or excluded from COMPANY's criteria could change, thereby altering the potential of a proposed site. Such factors are unpredictable and are beyond COMPANY's control. COMPANY shall not be responsible for the failure of a site approved by COMPANY to meet DEVELOPER's expectations as to revenue or operational criteria. DEVELOPER further acknowledges and agrees that its acceptance of a license for the operation of a Store at any such site and its acceptance of the right and obligation to operate a Commissary are based on its own independent investigation of the suitability of the site.

         8. DEVELOPER acknowledges that COMPANY's approval of a financing plan for DEVELOPER's development and operation of the Stores under the Agreement does not constitute any assurance that such financing plan is adequate, favorable or not unduly burdensome, or that such Stores will be successful if the financing plan is implemented by DEVELOPER. COMPANY's approval of the financing plan indicates only that such financing plan meets or that COMPANY has waived COMPANY's then-current minimum standards established by COMPANY solely for its own purposes at the time of approval thereof.

         9. DEVELOPER acknowledges that in all of COMPANY's dealings with DEVELOPER, the officers, directors, employees and agents of COMPANY act only in a representative capacity and not in an individual capacity. DEVELOPER further acknowledges that the Agreement, and all business dealings between DEVELOPER and such individuals as a result of the Agreement, are solely between DEVELOPER and COMPANY. DEVELOPER further represents to COMPANY, as an inducement to its entry into this Agreement, that neither DEVELOPER nor its Owners have made any misrepresentations in obtaining the rights granted under the Agreement.

         10.  If DEVELOPER is a legal entity, DEVELOPER:

              A. represents that it is duly organized and validly existing in good standing under the laws of the jurisdiction of its organization, is qualified to do business in all jurisdictions in which its business activities or the nature of properties owned by DEVELOPER requires such qualification, and has the authority to execute and deliver the Agreement and perform all of DEVELOPER's obligations under the Agreement; and

              B. agrees that all certificates representing Ownership Interests of DEVELOPER now outstanding or hereafter issued will be endorsed with a legend in form approved by COMPANY reciting that the transfer of Ownership Interests in DEVELOPER is subject to restrictions contained in the Agreement.

         11. DEVELOPER, whether or not a legal entity, represents and warrants that DEVELOPER is not subject to any restriction, agreement, contract, commitment, law, judgment or decree which would prohibit or be breached or violated by DEVELOPER's execution and delivery of the Agreement or performance of its obligations thereunder. At COMPANY's request, DEVELOPER shall furnish an opinion of counsel to COMPANY, in form and substance satisfactory to COMPANY, to the effect that the Agreement is a valid and binding agreement of DEVELOPER, enforceable against DEVELOPER in accordance with its terms, and that DEVELOPER is not subject to any restriction, agreement, law, judgment or decree which would prohibit or be violated by DEVELOPER's execution and delivery of the Agreement and performance of its obligations thereunder.

                                                        Dated:
                                                               ---------------
                                                        INITIALS:

                                                        COMPANY:
                                                                 -------------
                                                        DEVELOPER:
                                                                   -----------

                                   EXHIBIT I
                          TO THE DEVELOPMENT AGREEMENT
                    BY AND BETWEEN EINSTEIN/NOAH BAGEL CORP.
                                      AND
                       EINSTEIN/NOAH BAGEL PARTNERS, L.P.
                             DATED ____________


               GUARANTY AND ASSUMPTION OF DEVELOPER'S OBLIGATIONS

               GUARANTY AND ASSUMPTION OF DEVELOPER'S OBLIGATIONS


         THIS GUARANTY AND ASSUMPTION OF DEVELOPER'S OBLIGATIONS is given this ______day of _________________, 19___, by the undersigned


DEVELOPER:
            -----------------------------------------
                           (NAME)

DATE OF DEVELOPMENT AGREEMENT:
                                ---------------------

         In consideration of, and as an inducement to, the execution of the above-mentioned Einstein/Noah Bagel Corp. Development Agreement (the "AGREEMENT") by EINSTEIN/NOAH BAGEL CORP. ("COMPANY"), each of the undersigned and any other parties who sign counterparts of this guaranty (referred to herein individually as a "GUARANTOR" and collectively as "GUARANTORS") hereby personally and unconditionally: (a) guarantees to COMPANY, and its successors and assigns, for the term of the Agreement and thereafter as provided in the Agreement, that DEVELOPER shall punctually pay and perform each and every undertaking, agreement and covenant set forth in the Agreement; and (b) agrees to be personally bound by, and personally liable for the breach of, each and every provision in the Agreement, both monetary obligations and other obligations, including without limitation, the obligation to pay costs and legal fees as provided in the Agreement and the obligation to take or refrain from taking specific actions or to engage or refrain from engaging in specific activities, including without limitation the provisions of the Agreement relating to competitive activities.

         Each Guarantor waives:


                  1. acceptance and notice of acceptance by COMPANY of the foregoing undertakings; and


                  2. notice of demand for payment of any indebtedness or nonperformance of any obligations hereby guaranteed; and

                  3. protest and notice of default to any party with respect to the indebtedness or nonperformance of any obligations hereby guaranteed; and

                  4. any right he may have to require that an action be brought against

         DEVELOPER or any other person as a condition of liability; and

                  5. all rights to payments and claims for reimbursement or subrogation which he may have against DEVELOPER arising as a result of his execution of and performance under this guaranty by the undersigned (including by way of counterparts); and

                  6. any and all other notices and legal or equitable defenses to which he may be entitled.

         Each Guarantor consents and agrees that:

                  (A) his direct and immediate liability under this guaranty shall be joint and several not only with DEVELOPER, but also among the Guarantors; and

                  (B) he shall render any payment or performance required under the Agreement upon demand if DEVELOPER fails or refuses punctually to do so; and

                  (C) such liability shall not be contingent or conditioned upon pursuit by COMPANY of any remedies against DEVELOPER or any other person; and

                  (D) such liability shall not be diminished, relieved or otherwise affected by any subsequent rider or amendment to the Agreement or by any extension of time, credit or other indulgence which COMPANY may from time to time grant to DEVELOPER or to any other person, including, without limitation, the acceptance of any partial payment or performance, or the compromise or release of any claims, none of which shall in any way modify or amend this guaranty, which shall be continuing and irrevocable throughout the Agreement Term of the Agreement and for so long thereafter as there are any monies or obligations owing by DEVELOPER to COMPANY under the Agreement; and

                  (E) the written acknowledgment of DEVELOPER, accepted in writing by COMPANY, or the judgment of any court or arbitration panel of competent jurisdiction establishing the amount due from DEVELOPER shall be conclusive and binding on the undersigned as guarantors.

         If COMPANY is required to enforce this guaranty in a judicial or arbitration proceeding, and prevails in such proceeding, it shall be entitled to reimbursement of its costs and expenses, including, but not limited to, reasonable accountants', attorneys', attorneys' assistants', arbitrators' and expert witness fees, costs of investigation and proof of facts, court costs, other litigation expenses and travel and living expenses, whether incurred prior to, in preparation for or in contemplation of the filing of any such proceeding. If COMPANY is required to engage legal counsel in connection with any failure by the undersigned to comply with this Guaranty, the Guarantors shall reimburse COMPANY for any of the above-listed costs and expenses incurred by it.

         Each of the undersigned Guarantors represents and warrants that, if no signature appears below for such Guarantor's spouse, such guarantor is either not married or, if married, is a resident of a state which does not require the consent of both spouses to encumber the assets of the Guarantor's marital estate.

         IN WITNESS WHEREOF, each Guarantor has hereunto affixed his signature on the same day and year as the Agreement was executed.


                                        Spouse:
----------------------------------               -----------------------------
Name:                                            Name:

                                        Spouse:
----------------------------------               -----------------------------
Name:                                            Name:

----------------------------------               -----------------------------
Name:                                            Name:

                                        Spouse:
----------------------------------               -----------------------------
                                                 Name:

----------------------------------               -----------------------------
                                                 Name:

                                        Spouse:
----------------------------------               -----------------------------
                                                 Name:

                                   EXHIBIT J
                        TO THE EINSTEIN/NOAH BAGEL CORP.
                             DEVELOPMENT AGREEMENT
                                 BY AND BETWEEN
                           EINSTEIN/NOAH BAGEL CORP.
                                      AND
                       EINSTEIN/NOAH BAGEL PARTNERS, L.P.
                         DATED ________________________


                   CONFIDENTIALITY AND NON-COMPETE AGREEMENT

                           EINSTEIN/NOAH BAGEL CORP.
                    CONFIDENTIALITY AND NONCOMPETE AGREEMENT


         WHEREAS, the undersigned (the "Undersigned") is a current or prospective employee ("Employee"), owner ("Owner") of an interest in, or supplier, agent, researcher, consultant, service provider, or vendor ("Vendor") of, Einstein/Noah Bagel Corp. ("Company") and/or one or more of its affiliates, subsidiaries, area developers, franchisees, licensees, or joint venturers (each a "Related Party");

         WHEREAS, the Undersigned has been or may be given access to certain confidential and proprietary information of Company and/or its Related Parties previously not available to the Undersigned.

         WHEREAS, the Company and/or the Related Party signatory hereto, as the case may be, is only willing to commence or continue its relationship with Undersigned in the event Undersigned enters into this Agreement; and

         WHEREAS, the Company and/or the Related Party signatory hereto has entered into this Agreement with the Undersigned in order to ensure the confidentiality of Proprietary Information in accordance with the terms of this Agreement, to ensure that the Undersigned does not utilize such information to compete with the Company or unfairly disadvantage the Company, and/or to protect the investment made by the Company and/or the Related Party signatory hereto in the training and instruction of its Employees and/or in negotiation with and education of Owners and Vendors, as the case may be.

         NOW, THEREFORE, the Undersigned hereby agrees as follows:

         1. RECITALS. The recitals set forth above are incorporated herein by this reference and shall be part of this Agreement.

         2. PROPRIETARY INFORMATION. As used in this Agreement, the term "Proprietary Information" shall mean the business concepts, recipes, food preparation methods, equipment, operating techniques, marketing methods, financial information, demographic and trade area information, prospective site locations, market penetration techniques, plans, or schedules, customer profiles, preferences, or statistics, menu breakdowns, itemized costs, franchisee composition, licensee composition, territories, and development plans, and all related trade secrets or confidential or proprietary information treated as such by the Company and/or the

Related Party signatory hereto, as the case may be, whether by course of conduct, by letter or report, or by the use of any appropriate proprietary stamp or legend designating such information or item to be confidential or proprietary, by any communication to such effect made prior to or at the time any such Proprietary Information is disclosed to the Undersigned, or otherwise.

         3. USE AND DISCLOSURE OF PROPRIETARY INFORMATION. The Undersigned shall hold all Proprietary Information in strict confidence, shall use such Proprietary Information only for the benefit of the Company and/or the Related Party and shall disclose such Proprietary Information only to the Undersigned's employees and agents who have a need to know such Proprietary Information in order to assist the Undersigned, provided such employees and agents each have individually entered into this Agreement or a Confidentiality and Noncompete Agreement substantially identical hereto or are otherwise obligated by a written agreement with the Undersigned to maintain the confidence of the Proprietary Information, which agreement the Undersigned hereby agrees may be directly enforced by Company and/or the Related Party signatory hereto, as the case may be. The Undersigned shall not disclose Proprietary Information to any other person or entity. The obligations hereunder to maintain the confidentiality of Proprietary Information shall not expire.

         4. LIMITATIONS ON OBLIGATIONS. The obligations of the Undersigned specified in Section 3 shall not apply to any Proprietary Information which is received from the Company and/or the Related Party signatory hereto, as the case may be, which (a) is disclosed in a printed publication available to the public, or is otherwise in the public domain through no act of the Undersigned or its employees, agents or other person or entity which has received such Proprietary Information from or through the Undersigned, (b) is approved for release by written authorization of an officer of the Company and/or the Related Party signatory hereto, as the case may be, or (c) is required to be disclosed by proper order of a court of applicable jurisdiction after adequate notice to the Company and/or the Related Party signatory hereto, as the case may be, sufficient to permit them to seek a protective order therefor, the imposition of which protective order the Undersigned agrees to approve and support.

         5. RETURN OF DOCUMENTS. The Undersigned (and each employee, agent, or other person or entity which has received such Proprietary Information from or through the Undersigned) shall, upon the request of the Company and/or the Related Party signatory hereto, as the case may be, return all documents and other tangible manifestations of Proprietary Information received form the Company and/or the Related Party signatory hereto, as the case may be, including all copies and reproductions thereof.

         6. NONCOMPETE. During the Applicable Term (as defined in Section 10 hereof) and for two years after the later of (i) the end of the Applicable Term or (ii) the date on which

Undersigned returns any Proprietary Information pursuant to Section 5 hereof, Undersigned (x) agrees (1) if Undersigned is an Employee or Vendor, not to compete against the Company and/or the Related Party signatory hereto, as the case may be, by directly or indirectly owning, managing, operating, controlling, being employed by, participating in, or being connected in any manner with the ownership, management, operation, or control of (A) any food service establishment that prepares, serves, or sells and derives more than 5% of its revenues from, bagels and/or bagel related products (including but not limited to cream cheese and other spreads, bagel sandwiches and bagel chips), or (B) any food service establishment, at least 15% of the revenue of which is derived from coffee or any other product which accounts for at least 15% of the revenue of any food service establishment owned or operated by the Company and/or the Related Party signatory hereto, as the case may be, at the time Undersigned commences or significantly increases its ownership, management, or other participation therein, which food service establishment described in either (A) or (B), above, is located within five miles of any store owned or operated by the Company and/or the Related Party signatory hereto, as the case may be, or within any standard metropolitan statistical area, trade area or "area of dominant influence" (as defined by Arbitron Ratings Company) in which the Company and/or the Related Party signatory hereto, as the case may be, engage, or have developed specific plans to engage, in business or (2) if Undersigned is an Owner, to comply with the confidentiality and noncompete provisions in any applicable Area Development Agreement as if Owner were Developer or to comply with the confidentiality and noncompete provisions in any applicable Franchise Agreement or License Agreement as if Owner were Franchise Owner or License Owner, in each case within the geographic area therein specified, and (y) agrees not to solicit employees from the Company and/or the Related Party signatory hereto, as the case may be, it being understood that this Section 6 shall not prevent the Undersigned from participating as an investor, officer, or director in any restaurant venture not covered by the foregoing applicable restrictions, and does not prevent the Undersigned from investing so as to hold less than 2% of the outstanding shares of any company which is a "reporting company" under the Securities Exchange Act of 1934, as amended. It is the intention of the parties that this Section 6 be interpreted so as to be valid under applicable law and, if required for validity, any court or applicable tribunal may reduce or alter the geographic scope and duration of this Section 6, by substitution of words or otherwise, so as to create the broadest permissible protection to the Company and/or the Related Party signatory hereto, as the case may be.

         7. NO WAIVER. No delays or omissions by the Company and/or the Related Party signatory hereto, as the case may be, in exercising any right under this Agreement will operate as a waiver of that or any other right. A waiver or consent given by the Company and/or the Related Party signatory hereto, as the case may be, on any one occasion is effective only in that instance and will not be construed as a bar to or waiver of any right on any other occasion.

         8. NOTICES. Any notice, request, information, or other document to be given hereunder to any of the parties by any other party shall be in writing and delivered personally, sent by facsimile transmission or registered or certified mail, postage prepaid, or overnight delivery service, as follows:

         If to the Company, addressed to:

                  Einstein/Noah Bagel Corp.
                  14123 Denver West Parkway
                  Golden, Colorado 80401
                  Attention:  General Counsel
                  Facsimile:  (303) 216-3490

         If to the Related Party signatory hereto, addressed to:


                  ----------------------------
                  ----------------------------
                  ----------------------------
                  ----------------------------


         If to the Undersigned, address to:

                  ----------------------------        (Name)
                  ----------------------------        (Address)
                  ----------------------------        (City, State, Zip)
                  ----------------------------        (Attention)
                  ----------------------------        (Phone Number)
                  ----------------------------        (Facsimile)


         Any party hereto may change the place at which notices are to be received by it by the giving of notice of such change in the manner set forth above.

         9. EQUITABLE RELIEF. Undersigned acknowledges that Company and/or the Related Party signatory hereto, as the case may be, will be irreparably harmed by any breach hereof, that monetary damages would be inadequate and that Company and/or the Related Party signatory hereto, as the case may be, shall have the right to have an injunction or other equitable remedies imposed in relief of, or to prevent or restrain, such breach. The Undersigned agrees that Company and/or the Related Party signatory hereto, as the case may be, shall also be entitled to any and all other relief available under law or equity for such breach.

         10. APPLICABLE TERM. The Applicable Term of Section 6 of this Agreement shall be (i) the term of employment in the event Undersigned is an Employee, it being understood and acknowledged that Employee is employed at will and may be terminated at any time by Company and/or the Related Party signatory hereto, as the case may be, (ii) the term of the applicable Area Development Agreement, Franchise Agreement or License Agreement in the event Undersigned is an Owner, or (iii) three years in the event the Undersigned is a Vendor, provided that in the case of this clause (iii), the Applicable Term shall automatically be extended one year on each anniversary of the date of execution hereof, unless either party has given written notice to the other not more than 90 days prior thereto stating that such extensions shall not occur.

         11.   MISCELLANEOUS.

               a. This Agreement shall not be construed to grant to the Undersigned any patents, licenses, or similar rights to Proprietary Information disclosed to the Undersigned hereunder, all of which rights and interests shall be deemed to reside or be vested in the Company.

               b. This Agreement, does not supersede, but rather is in addition to and cumulative with, all prior agreements, written or oral, between the parties relating to the subject matter of this Agreement. This Agreement may not be modified, changed or discharged, in whole or in part, except by an agreement in writing signed by the parties.

               c. This Agreement will be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

               d. The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement.

               e. This Agreement shall be construed and interpreted in accordance with the laws of the State of Colorado.

EXECUTED as of the        day of                     , 199    .
                   ------        --------------------     ----


EINSTEIN/NOAH BAGEL CORP.                UNDERSIGNED
                                         ------------------------------------
                                         (Entity Name, if any)

By:
    ---------------------------------
   Title:                                By:
          ---------------------------        --------------------------------
                                         Print Name:
                                                      -----------------------
                                         Print Title:
                                                       ----------------------
RELATED PARTY
-------------------------------------
(Name)


By:
   ----------------------------------
   Title:
          ---------------------------

                                   EXHIBIT K
                          TO THE DEVELOPMENT AGREEMENT
                    BY AND BETWEEN EINSTEIN/NOAH BAGEL CORP.
                                      AND
                       EINSTEIN/NOAH BAGEL PARTNERS, L.P.
                        DATED _________________________

                    PRINCIPAL MARKS TO BE USED BY DEVELOPER

                    PRINCIPAL MARKS TO BE USED BY DEVELOPER


         The Stores to be developed pursuant to this Agreement shall be identified by the following Principal Marks (subject to the rights of COMPANY to discontinue or modify such Marks pursuant to Section 8 of this Agreement) and shall be operated in accordance with the COMPANY's requirements, including but not limited to the System designated for the Store associated with such Principal Marks as in effect from time to time:

                                 EINSTEIN BROS.
                             EINSTEIN BROS. BAGELS
                                BAGEL BOULEVARD
                                MELVYN & ELMO'S
                                     NOAH'S
                                 NOAH'S BAGELS
                             NOAH'S NEW YORK BAGELS

       COMPANY will provide DEVELOPER with the Development Manual(s) and Commissary Manual(s) (if applicable), as modified from time to time, that describe and provide standards and specifications for development of Stores under the Principal Marks and the System associated therewith and development and operation of commissaries.

                     ADDENDUM NO. 1 TO AMENDED AND RESTATED
                             DEVELOPMENT AGREEMENT


         THIS ADDENDUM No. 1 is to the Amended and Restated Development Agreement (the "Agreement"), dated as of December __, 1997, by and between EINSTEIN/NOAH BAGEL CORP., a Delaware corporation ("COMPANY"), and EINSTEIN/NOAH BAGEL PARTNERS, L.P., a Delaware limited partnership ("DEVELOPER").

         The following shall amend and be incorporated into the Agreement. In the event of any conflict between the terms of the Agreement and the terms of this Addendum, then the terms of this Addendum shall control. All capitalized terms not defined in this Addendum shall have the respective meanings set forth in the Agreement.

1.       Section 3.A. is amended by deleting paragraphs 3 and 4 therefrom.

2. Section 3.B. is amended by adding an additional provision at the end thereof as follows:

         Notwithstanding the foregoing, DEVELOPER acknowledges that COMPANY desires to reserve itself the right to develop and operate one (1) UNIT for its own account to be used primarily as a training and testing facility (the "Company Store"). COMPANY and DEVELOPER therefore agree that, notwithstanding the exclusivity provided in this
         Section 3.B., COMPANY shall have the right to develop and operate within the Development Area, either itself or through an Affiliate, the Company Store. COMPANY agrees to use best efforts to locate a site for such Company Store within a 2-mile radius of COMPANY's headquarters in Golden, Colorado, provided however, that if such a site is not available, COMPANY may develop the Company Store anywhere within the Denver Sub-Area. If the Company Store is not located within a 2-mile radius of COMPANY's headquarters, COMPANY will coordinate site selection efforts with DEVELOPER so as not to interfere with DEVELOPER's planned development of the Denver Sub-Area. In no event will the Company Store be located within the Territory (as defined in the Franchise Agreement or License Agreement) of an EINSTEIN BROS. Store.

3. Section 3 is amended by adding an additional paragraph at the end of the Section as follows:

         3.H.    EXPANSION OF DEVELOPMENT AREA.

         (1) If, at any time during the period commencing on the date of this Agreement and ending on the earlier of (a) the last day of the 30th month thereafter or (b) the termination of the Development Term for every Sub-Area (the "Expansion Period"), COMPANY determines that development of UNITS should commence in all or part of the Designated Marketing Areas ("DMAs") identified on Schedule 1 attached hereto (the "Expansion Area"), COMPANY shall notify DEVELOPER of such determination (the "Expansion Notice"). The Expansion Notice shall (a) describe the DMAs affected,
         (b) include any demographic, competitive or market analysis on which COMPANY based its determination and (c) describe the development plan and schedule proposed for such development.

         (2) The parties shall, as soon as practicable following issuance and receipt of an Expansion Notice and for a period of 30 days thereafter, engage in good faith negotiations for the execution of an amendment to this Agreement or, at COMPANY's option, a new area development agreement providing for the right to develop and acquire the license to operate the agreed-upon number of UNITS in the Expansion Area. For each additional UNIT to be developed under such amendment, DEVELOPER will be obligated to pay fees as described in
         Section 7 of the Agreement and provide for COMPANY's approval a Funding Plan pursuant to Section 13.G of the Development Agreement.

         (3) If COMPANY and DEVELOPER timely agree on the terms of the amendment or the new area development agreement within the period specified in paragraph (2) above, COMPANY shall provide DEVELOPER with execution forms of the amendment or new area development agreement, and DEVELOPER shall execute and return the amendment or new area development agreement to COMPANY within 15 days of its receipt thereof and pay all additional development fees and real estate service fees due upon the execution thereof.

         (4) Notwithstanding the foregoing, COMPANY shall have no obligation to negotiate with DEVELOPER pursuant hereto and may develop in all or any part of the Expansion Area itself, through its Affiliates or other franchisees or licensees if:

                 (a) DEVELOPER fails to commence good faith negotiations within seven (7) days of its receipt of an Expansion Notice from COMPANY; or

                 (b) DEVELOPER and COMPANY have engaged in good faith negotiations as required hereunder but are unable to agree upon a final development schedule or form of amendment during the 30-day negotiation period; or

                 (c) DEVELOPER fails to execute the amendment and pay all fees required thereunder within the periods specified in sub-paragraph (3) below; or

                 (d) the Agreement is terminated, either in whole or with respect to any Sub-Area, prior to its expiration date; or

                 (e) DEVELOPER or any of its Principal Owners receives a notice to cure, termination or default from COMPANY with respect to a breach or default of any provision of the Agreement, any Franchise Agreement, License Agreement, or any other agreement with COMPANY and which, if curable, has not been cured within any applicable cure period.

4. Section 3 is further amended by adding an additional paragraph at the end of the Section as follows:

         3.I.    RIGHT OF FIRST REFUSAL FOR EINSTEIN BROS. BAGELS STORES

         DEVELOPER acknowledges that the development rights and exclusivity granted to it in this Agreement in the following DMAs apply only with respect to UNITS which operate using the Noah's Marks and operating procedures: Los Angeles-Santa Barbara; Portland; Seattle/Tacoma; Sacramento/Stockton/Modesto; San Francisco/Oakland/San
         Jose-Monterey/Salinas; and Fresno/Visalia (the "Former NP Development Area"). COMPANY and DEVELOPER agree that if, at any time during the term of this Agreement, COMPANY desires or intends to develop UNITS using the Einstein Bros. Marks and operating procedures ("Einstein Bros. UNITS") in the Former NP Development Area, either itself or through one or more subsidiaries, licensees or franchisees, DEVELOPER shall have a right of first refusal with respect to such development on the following terms and conditions:

         (1) COMPANY will notify DEVELOPER of its intention to develop itself or to grant the rights to a third party to develop in the Former NP Development Area Einstein Bros. UNITS (the "Einstein Notice"). The Einstein Notice shall (a) describe the DMAs affected,
         (b) include any demographic, competitive or market analysis on which COMPANY based its determination and (c) describe the development plan and schedule which COMPANY intends to establish for such development.

         (2) DEVELOPER shall have the right, excercisable by written notice (the "Exercise Notice") delivered to COMPANY within 14 days from the date of its receipt of the Einstein Notice, to notify COMPANY of its election to undertake such development itself. The following conditions shall apply to DEVELOPER's election to exercise its right of first refusal:

                 (a) DEVELOPER shall be entitled to exercise its right of first refusal only with respect to the entire plan proposed by COMPANY in the Einstein Notice;

                 (b) DEVELOPER must, at the time of the exercise, be in full compliance with the Development Schedule and in substantial compliance with all other provisions of this Agreement;

                 (c) DEVELOPER must demonstrate to the reasonable satisfaction of COMPANY that it has the human resources and financial resources to undertake such additional development and, in that regard, shall submit, within 60 days of the date of COMPANY's receipt of the Exercise Notice, a Funding Plan as described in and in accordance with Section 13.G. of this Agreement (DEVELOPER agrees that, in making its determination regarding the suitability and acceptability of the Funding Plan, COMPANY shall be entitled to consider, among other things, the potential impact that such additional development would likely have on DEVELOPER's obligations under this Agreement); and

                 (d) COMPANY shall, within 14 days of its acceptance of DEVELOPER's Funding Plan, issue an addendum to this Agreement or, at COMPANY's option, a new area development agreement in the form then being used by COMPANY in the grant of development rights for the Einstein Bros. concept. DEVELOPER shall execute and return to COMPANY the executed development agreement or addendum, as applicable, and pay all fees due in connection with such agreement or addendum (including, without limitation, all development fees and other initial fees then being assessed by COMPANY) within 14 days of its receipt from COMPANY of the forms of such documents in execution form.

         (3) In the event DEVELOPER either elects not to exercise, fails to timely exercise or fails to otherwise comply with the provisions of this Section 3.I., COMPANY shall be entitled to either itself commence the development of the Einstein Bros. UNITS as described in the Einstein Notice or grant to a third party the rights to develop Einstein Bros. UNITS as set forth in the Einstein Notice in all material respects. If COMPANY intends to alter the terms and conditions of such development in any material respects, the right of first refusal, as described above, shall apply to the new terms and conditions.

         (4) Notwithstanding the provisions of this Section 3.I. to the contrary, the foregoing right of first refusal shall not apply to, and DEVELOPER shall have no rights with respect to:

                 (a) the development of Einstein Bros. UNITS in the Las Vegas DMA; or

                 (b) the development by COMPANY or its subsidiaries, licensees or franchisees of up to five (5) Einstein Bros. UNITS anywhere in the Former NP Development Area (in addition to any Einstein Bros. UNITS developed in the Las Vegas DMA).

5. Section 6.D. is amended by (a) deleting the phrase "eight percent (8%) of the Store's Royalty Base Revenue (as defined in the License Agreement)." and replacing it with the phrase "six percent (6%) of the Store's Royalty Base Revenue (as defined in the License Agreement) with respect to those Stores located in the DMAs identified on Schedule 2 attached hereto and five percent (5%) of the Store's Royalty Base Revenue with respect to those Stores located in the DMAs identified on Schedule 3 attached hereto." and (b) adding the following at the end thereof:

         Notwithstanding the foregoing, DEVELOPER acknowledges and agrees that if it seeks approval of a Site within a one-mile radius of the intersection of Union Street and Alameda Parkway in Lakewood, Colorado, it will pay, in addition to the license fee indicated in this Section, an additional sum of $178,645, less any amounts paid by DEVELOPER to COMPANY prior to that time in connection with the acquisition by DEVELOPER from COMPANY of any equipment used in the operation of that certain Bagel Stop store located in Market Square Shopping Center, 12091 West Alameda Parkway, Unit G-2, Lakewood, Colorado.

IN WITNESS WHEREOF, the parties hereto, intending to be legally bound hereby, have duly executed this Addendum in duplicate as of the date written below.

EINSTEIN/NOAH BAGEL CORP.


By:
     ------------------------------
Its: VICE PRESIDENT


EINSTEIN/NOAH BAGEL PARTNERS, L.P.

By:  EINSTEIN/NOAH BAGEL PARTNERS, INC.
Its: GENERAL PARTNER


By:
     ------------------------------
Its:
     ------------------------------

                                   SCHEDULE 1

                                 EXPANSION AREA


Alaska (all or portions of)                      Springfield (IL)
Albany/Schenectady/Troy                          Springfield (MA)
Bluefield/Beckley/Oak Hill                       St. Joseph
Bowling Green                                    Tallahassee
British Columbia, Canada                         Terre Haute
Buffalo                                          Toledo
Cedar Rapids-Waterloo/Dubuque                    Topeka
Champaign/Springfield/Decatur                    Wichita/Hutchinson
Charleston/Huntington                            Wilkes Barre-Scranton
Cincinnati                                       Youngstown
Columbia/Jefferson City
Davenport/Rock Island/Moline
Dayton
Des Moines/Ames
El Paso
Erie
Evansville
Ft. Wayne
Gainesville
Grand Rapids/Kalamazoo/Battle Creek
Green Bay-Appleton
Harrisburg-Lancaster-Lebanon-York
Hartford/New Haven
Hawaii (all or portions of)
Jacksonville-Brunswick
Johnstown-Altoona
Joplin/Pittsburg
Knoxville
Lansing
Lexington
Louisville
Nashville
Norfolk
Parkersburg
Providence/New Bedford
Reno
Rochester
Rockford
Sioux City/Omaha/North Platte/Lincoln/Hastings/Kearney
Sioux Falls/Mitchell-Mankato-Rochester-Mason City-Austin
South Bend

                                   SCHEDULE 2

                               ROYALTY RATES - 6%

Albuquerque
Colorado Springs
Denver
Fresno/Visalia
Ft. Myers
Kansas City
Las Vegas
Los Angeles/Santa Barbara
Miami
Minneapolis
Orlando
Palm Springs
Phoenix
Portland
Sacramento/Stockton/Modesto
Salt Lake City
San Diego
San Francisco/Oakland/San Jose-Montery/Salinas
Seattle/Tacoma
St. Louis
Tampa
Tucson
West Palm Beach

                                   SCHEDULE 3

                               ROYALTY RATES - 5%

Atlanta
Austin
Baltimore
Boston
Burlington/Plattsburgh
Charlotte
Chicago
Cleveland
Columbus
Dallas
Detroit
Houston
Indianapolis
Madison
Milwaukee
New York
Philadelphia
Pittsburgh
Richmond
Washington, DC